UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: April 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Index Funds

Semi-Annual Report April 30, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class B	Class C	Class R3	Class I

Nuveen Equity Index Fund	FAEIX	FAEQX	FCEIX	FADSX	FEIIX
Nuveen Mid Cap Index Fund	FDXAX	—	FDXCX	FMCYX	FIMEX
Nuveen Small Cap Index Fund	FMDAX	—	FPXCX	ARSCX	ASETX

NUVEEN INVESTMENTS TO BE ACQUIRED BY TIAA-CREF

On April 14, 2014, TIAA-CREF announced that it had entered into an agreement to acquire Nuveen Investments, the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management (as of March 31, 2014) and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen anticipates that it will operate as a separate subsidiary within TIAA-CREF’s asset management business, and that its current leadership and key investment teams will stay in place.

Your fund investment will not change as a result of Nuveen’s change of ownership. You will still own the same fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your fund’s sub-adviser(s) will continue to manage your fund according to the same objectives and policies as before, and we do not anticipate any significant changes to your fund’s operations. Under the securities laws, the consummation of the transaction will result in the automatic termination of the investment management agreements between the funds and NFAL and the investment sub-advisory agreements between NFAL and each fund’s sub-adviser(s). New agreements will be presented to the funds’ shareholders for approval, and, if approved, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction, expected to be completed by year end, is subject to customary closing conditions.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

After significant growth in 2013, domestic and international equity markets have been less compelling during the first part of 2014. Concerns about deflation, political uncertainty in many places and the potential for more fragile economies to impact other countries have produced uncertainty in the markets.

Europe is beginning to emerge slowly from recession in mid-2013, with improved GDP and employment trends in some countries. However, Japan’s deflationary headwinds have resurfaced; and China shows signs of slowing from credit distress combined with declines in manufacturing and exports. Most recently, tensions between Russia and Ukraine may continue to hold back stocks and support government bonds in the near term.

Despite these headwinds, there are some encouraging signs of forward momentum in the markets. In the U.S., the news is more positive with financial risks slowly receding, positive GDP trends, downward trending unemployment and stronger household finances and corporate spending.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

June 23, 2014

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Equity Index Fund

Nuveen Mid Cap Index Fund

Nuveen Small Cap Index Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments Inc. Walter A. French and David A. Friar are the portfolio managers for the Funds. Walt has managed the Nuveen Equity Index Fund since 1999 and David has managed the Nuveen Equity Index Fund since 2000. Walt and David have managed the Nuveen Mid Cap Index Fund and the Nuveen Small Cap Index Fund since 2001. Here the portfolio managers examine key investment strategies and the Funds’ performance for the six-month reporting period ended April 30, 2014.

Nuveen Equity Index Fund

How did the Fund perform during the six-month reporting period ended April 30, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2014. The Fund’s Class A Shares at net asset value (NAV) outperformed the Lipper S&P 500® Index Objective Funds Classification Average, but underperformed the S&P 500® Index.

What strategies were used to manage the Fund during the six-month reporting period? How did these strategies influence performance?

The Fund is invested to replicate the return of the S&P 500® Index as closely as possible, with consideration given to turnover costs and fees. S&P/Dow Jones changes the index definition as often as weekly, deleting firms as they are acquired or when the membership committee determines that a firm is no longer representative of the index definition. Additionally, index weights are changed to reflect merger and acquisition (M&A) activity or share issuance and repurchasing. These changes typically result in low turnover, well below 20% per year. We believe the Fund’s objective can best be achieved by investing in approximately 90% to 100% of the issues included in the S&P 500® Index, depending on the size of the Fund. During the reporting period, we held essentially all of the issues found in the index. In addition, we aggressively tracked and implemented the occasional changes to index member names, as well as changes to the relative weights in the index.

The Fund performed very similarly to the index during the reporting period. The top performing sectors in the index were utilities, health care and information technology, which all produced returns in excess of 10%. The two lowest performing sectors were telecommunications services, which produced a negative return, and consumer discretionary. Also during the reporting period, we continued to invest in S&P 500® Index futures to convert cash into the equivalent of an S&P 500® Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. These contracts are used as a means to efficiently gain exposure to a broad base of equity securities. The Fund’s holdings of futures, which were matched to the level of cash, were helpful in keeping the Fund fully invested, neither overexposed nor underexposed to equities, despite cash flows. Due to generally rising equity prices over the reporting period, these positions added modestly to performance.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

Nuveen Mid Cap Index Fund

How did the Fund perform during the six-month reporting period ended April 30, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2014. The Fund’s Class A Shares at net asset value (NAV) underperformed the S&P MidCap 400® Index and the Lipper Mid-Cap Core Funds Classification Average.

What strategies were used to manage the Fund during the six-month reporting period? How did these strategies influence performance?

The Fund is invested to replicate the return of the S&P MidCap 400® Index as closely as possible, with consideration given to turnover costs and fees. S&P/Dow Jones changes the index definition as often as weekly, deleting firms as they are acquired or when the membership committee determines that a firm is no longer representative of the index definition. Additionally, index weights are changed to reflect mergers and acquisitions (M&A) activity or share issuance and repurchasing. These changes typically result in low turnover, well below 20% per year. We believe the Fund’s objective can best be achieved by investing in approximately 90% to 100% of the issues included in the S&P MidCap 400® Index, depending on the size of the Fund. During the reporting period, we held essentially all of the issues found in the index. In addition, we aggressively tracked and implemented the occasional changes to index member names, as well as changes to the relative weights in the index.

The Fund performed very similarly to the index during the reporting period. The top performing sectors in the index were consumer staples, utilities and industrials, each advancing significantly. The lowest performing sectors were telecommunications services, which produced a negative return, and energy. Also during the reporting period, we continued to invest in S&P MidCap 400® E-Mini Index futures to convert cash into the equivalent of an S&P MidCap 400® Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. These contracts are used as a means to efficiently gain exposure to a broad base of equity securities. The Fund’s holdings of futures, which were matched to the level of cash, were helpful in keeping the Fund fully invested, neither overexposed nor underexposed to equities, despite cash flows. Due to generally rising equity prices over the reporting period, these positions added modestly to performance.

Nuveen Small Cap Index Fund

How did the Fund perform during the six-month reporting period ended April 30, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2014. The Fund’s Class A Shares at net asset value (NAV) underperformed the Russell 2000® Index and the Lipper Small-Cap Core Funds Classification Average.

What strategies were used to manage the Fund during the six-month reporting period? How did these strategies influence performance?

The Fund is invested to replicate the return of the Russell 2000® Index as closely as possible, with consideration given to turnover costs and fees. Russell Investments reconstitutes this index near the end of June each year, generally selecting the stocks that are numbered 1001 through 3000 of the largest eligible U.S. companies. (To reduce turnover expenses, companies near the 1000 breakpoint remain in their prior category.) Throughout the remainder of the year, the number of stocks in the index will vary as appropriate IPOs are added quarterly and stocks are removed because of mergers and acquisitions (M&A) activity or delisting. Share changes due to issuance and repurchasing are adjusted monthly. As the mid-summer reconstitution did not occur during the reporting period, only the smaller adjustments occurred, and these changes resulted in an approximately 10% level of turnover. The majority of changes are from successful firms that move up to the Russell 1000® Index. We believe the Fund’s objective can best be achieved by investing in approximately 90% to 100% of the issues included in the Russell 2000® Index, depending on the size of the Fund. During the reporting period, we held essentially all of the issues found in the index. In addition, we aggressively tracked and implemented the occasional changes to index member names, as well as changes to the relative weights in the index.

6	Nuveen Investments

The Fund performed very similarly to the index during the reporting period. The top performing sectors in the index were utilities, energy and materials. The two lowest performing sectors were telecommunications services and consumer discretionary, which produced negative returns for the reporting period. Also during the reporting period, we continued to invest in Russell 2000® E-Mini Index futures to convert cash into the equivalent of a Russell 2000® Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. These contracts are used as a means to efficiently gain exposure to a broad base of equity securities. The Fund’s holdings of futures, which were matched to the level of cash, were helpful in keeping the Fund fully invested, neither overexposed nor underexposed to equities, despite cash flows. Due to generally rising equity prices over the reporting period, these positions added modestly to performance.

Nuveen Investments	7

Risk Considerations

Nuveen Equity Index Fund

Nuveen Mid Cap Index Fund

Nuveen Small Cap Index Fund

Mutual fund investing involves risk; principal loss is possible. The Funds’ investments in common stocks involve the risk of decline due to adverse company or industry news or a general economic decline. The use of derivatives involves substantial financial risk and transaction costs. In addition, each Fund may fail to match index performance. Small- and mid-cap stocks are subject to greater price volatility and liquidity risks.

8	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	9

Fund Performance and Expense Ratios (continued)

Nuveen Equity Index Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within.

Fund Performance

Average Annual Total Returns as of April 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares	8.06%	19.69%	18.44%	7.11%
S&P 500® Index*	8.36%	20.44%	19.14%	7.67%
Lipper S&P 500® Index Objective Funds Classification Average*	8.04%	19.76%	18.47%	7.16%

Class B Shares w/o CDSC	7.60%	18.71%	17.54%	6.30%
Class B Shares w/CDSC	2.64%	13.71%	17.44%	6.30%
Class C Shares	7.62%	18.74%	17.55%	6.30%
Class R3 Shares	7.93%	19.38%	18.15%	6.84%
Class I Shares	8.19%	19.95%	18.73%	7.37%

Average Annual Total Returns as of March 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares	12.14%	21.01%	20.45%	6.86%
Class B Shares w/o CDSC	11.74%	20.13%	19.54%	6.06%
Class B Shares w/CDSC	6.74%	15.13%	19.44%	6.06%
Class C Shares	11.73%	20.15%	19.55%	6.06%
Class R3 Shares	12.01%	20.74%	20.15%	6.60%
Class I Shares	12.28%	21.37%	20.76%	7.13%

Class A Shares have no sales charge and are available only through fee-based programs and certain retirement plans. Class B Shares have a contingent deferred sales charge (CDSC) that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class B	Class C	Class R3	Class I
Gross Expense Ratios	0.71%	1.46%	1.46%	0.97%	0.46%
Net Expense Ratios	0.62%	1.37%	1.37%	0.87%	0.37%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2015, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.62%, 1.37%, 1.37%, 0.87% and 0.37% for Class A, Class B, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

10	Nuveen Investments

Nuveen Mid Cap Index Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included.

Fund Performance

Average Annual Total Returns as of April 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares	5.63%	17.81%	20.32%	9.76%
S&P MidCap 400® Index*	5.94%	18.61%	21.06%	10.34%
Lipper Mid-Cap Core Funds Classification Average*	5.95%	20.09%	19.15%	8.81%

Class C Shares	5.23%	16.95%	19.42%	8.93%
Class R3 Shares	5.45%	17.49%	20.02%	9.46%
Class I Shares	5.67%	18.11%	20.61%	10.02%

Average Annual Total Returns as of March 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares	11.24%	20.43%	24.09%	9.56%
Class C Shares	10.83%	19.48%	23.19%	8.74%
Class R3 Shares	11.06%	20.06%	23.78%	9.27%
Class I Shares	11.33%	20.66%	24.42%	9.82%

Class A Shares have no sales charge and are available only through fee-based programs and certain retirement plans. Class C Shares have a 1% contingent deferred sales charge (CDSC) for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	0.78%	1.53%	1.03%	0.53%
Net Expense Ratios	0.75%	1.50%	1.00%	0.50%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2015, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.75%, 1.50%, 1.00% and 0.50% for Class A, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen Small Cap Index Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within.

Fund Performance

Average Annual Total Returns as of April 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares	2.86%	19.81%	19.16%	8.11%
Russell 2000® Index*	3.08%	20.50%	19.84%	8.67%
Lipper Small-Cap Core Funds Classification Average*	4.39%	21.42%	19.73%	8.82%

Class C Shares	2.42%	18.97%	18.27%	7.27%
Class R3 Shares	2.69%	19.54%	18.86%	7.81%
Class I Shares	2.95%	20.12%	19.46%	8.35%

Average Annual Total Returns as of March 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares	9.53%	24.11%	23.63%	7.96%
Class C Shares	9.23%	23.26%	22.73%	7.12%
Class R3 Shares	9.45%	23.76%	23.32%	7.66%
Class I Shares	9.68%	24.43%	23.94%	8.19%

Class A Shares have no sales charge and are available only through fee-based programs and certain retirement plans. Class C Shares have a 1% contingent deferred sales charge (CDSC) for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.15%	1.90%	1.40%	0.90%
Net Expense Ratios	0.90%	1.65%	1.15%	0.65%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2015, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.83%, 1.58%, 1.08% and 0.58% for Class A, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

12	Nuveen Investments

Holding

Summaries April 30, 2014

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Equity Index Fund

Fund Allocation

(% of net assets)

Common Stocks	95.5%
Investments Purchased with Collateral from Securities Lending	10.8%
Short-Term Investments	0.8%
Other Assets Less Liabilities	(7.1)%

Portfolio Composition

(% of net assets)

Oil, Gas & Consumable Fuels	8.2%
Pharmaceuticals	6.0%
Banks	5.7%
Computers & Peripherals	4.0%
Media	3.4%
Software	3.4%
IT Services	3.3%
Internet Software & Services	2.9%
Insurance	2.7%
Aerospace & Defense	2.6%
Chemicals	2.5%
Industrial Conglomerates	2.4%
Diversified Telecommunication Services	2.3%
Biotechnology	2.3%
Food & Staples Retailing	2.3%
Beverages	2.1%
Real Estate Investment Trust	2.1%
Capital Markets	2.0%
Semiconductors & Equipment	2.0%
Specialty Retail	2.0%
Health Care Equipment & Supplies	1.9%
Energy Equipment & Services	1.9%
Household Products	1.9%
Health Care Providers & Services	1.9%
Diversified Financial Services	1.8%
Electric Utilities	1.7%
Machinery	1.7%
Other Industries	18.5%
Investments Purchased with Collateral from Securities Lending	10.8%
Short-Term Investments	0.8%
Other Assets Less Liabilities	(7.1)%

Top Five Common Stock
Holdings

(% of net assets)

Apple, Inc.	3.0%
Exxon Mobil Corporation	2.5%
Microsoft Corporation	1.7%
Johnson & Johnson	1.6%
General Electric Company	1.5%

Nuveen Investments	13

Holding Summaries April 30, 2014 (continued)

Nuveen Mid Cap Index Fund

Fund Allocation

(% of net assets)

Common Stocks	91.8%
Common Stock Rights	0.0%
Investments Purchased with Collateral from Securities Lending	20.2%
Short-Term Investments	7.8%
Other Assets Less Liabilities	(19.8)%

Portfolio Composition

(% of net assets)

Real Estate Investment Trust	7.8%
Machinery	5.2%
Insurance	4.8%
Banks	4.3%
Software	3.9%
Specialty Retail	3.6%
Oil, Gas & Consumable Fuels	3.0%
Chemicals	2.8%
Health Care Providers & Services	2.8%
Health Care Equipment & Supplies	2.8%
Energy Equipment & Services	2.7%
IT Services	2.6%
Electronic Equipment & Instruments	2.6%
Semiconductors & Equipment	2.5%
Capital Markets	2.2%
Aerospace & Defense	1.7%
Food Products	1.7%
Commercial Services & Supplies	1.6%
Electric Utilities	1.6%
Household Durables	1.6%
Metals & Mining	1.6%
Containers & Packaging	1.6%
Gas Utilities	1.4%
Hotels, Restaurants & Leisure	1.4%
Road & Rail	1.3%
Life Sciences Tools & Services	1.2%
Pharmaceuticals	1.2%
Trading Companies & Distributors	1.1%
Other Industries	19.2%
Common Stock Rights	0.0%
Investments Purchased with Collateral from Securities Lending	20.2%
Short-Term Investments	7.8%
Other Assets Less Liabilities	(19.8)%

Top Five Common Stock
Holdings

(% of net assets)

HollyFrontier Company	0.6%
Affiliated Managers Group Inc.	0.6%
Cimarex Energy Company	0.6%
Henry Schein Inc.	0.6%
Trimble Navigation Limited	0.6%

14	Nuveen Investments

Nuveen Small Cap Index Fund

Fund Allocation

(% of net assets)

Common Stocks	97.6%
Exchange-Traded Funds	0.0%
Common Stock Rights	0.0%
Warrants	0.0%
Investments Purchased with Collateral from Securities Lending	26.3%
Short-Term Investments	2.4%
Other Assets Less Liabilities	(26.3)%

Portfolio Composition

(% of net assets)

Real Estate Investment Trust	8.0%
Banks	7.0%
Biotechnology	4.1%
Oil, Gas & Consumable Fuels	4.1%
Software	3.6%
Semiconductors & Equipment	3.6%
Machinery	3.2%
Health Care Equipment & Supplies	3.2%
Specialty Retail	3.1%
Electronic Equipment & Instruments	2.7%
Internet Software & Services	2.7%
Hotels, Restaurants & Leisure	2.6%
Health Care Providers & Services	2.6%
Capital Markets	2.6%
Insurance	2.4%
Chemicals	2.3%
IT Services	2.1%
Commercial Services & Supplies	2.1%
Energy Equipment & Services	1.9%
Aerospace & Defense	1.8%
Communications Equipment	1.7%
Food Products	1.7%
Thrifts & Mortgage Finance	1.6%
Pharmaceuticals	1.5%
Electrical Equipment	1.4%
Electric Utilities	1.4%
Metals & Mining	1.4%
Textiles, Apparel & Luxury Goods	1.3%
Professional Services	1.3%
Other Industries	18.6%
Exchange-Traded Funds	0.0%
Common Stock Rights	0.0%
Warrants	0.0%
Investments Purchased with Collateral from Securities Lending	26.3%
Short-Term Investments	2.4%
Other Assets Less Liabilities	(26.3)%

Top Five Common Stock
Holdings

(% of net assets)

American Realty Capital Properties Inc.	0.4%
Acuity Brands Inc.	0.3%
Rite Aid Corporation	0.3%
Northstar Realty Finance Corporation	0.3%
SunEdison Inc.	0.3%

Nuveen Investments	15

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Equity Index Fund

	Actual Performance					Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/14)	$1,080.60	$1,076.00	$1,076.20	$1,079.30	$1,081.90	$1,021.72	$1,018.00	$1,018.00	$1,022.96	$1,020.48
Expenses Incurred During Period	$3.20	$7.05	$7.05	$1.91	$4.49	$3.11	$6.85	$6.85	$1.86	$4.36

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .62%, 1.37%, 1.37%, .87% and .37% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Mid Cap Index Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/14)	$1,056.30	$1,052.30	$1,054.50	$1,056.70	$1,021.17	$1,017.46	$1,019.93	$1,022.41
Expenses Incurred During Period	$3.72	$7.53	$4.99	$2.45	$3.66	$7.40	$4.91	$2.41

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .73%, 1.48%, .98% and .48% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16	Nuveen Investments

Nuveen Small Cap Index Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/14)	$1,028.60	$1,024.20	$1,026.90	$1,029.50	$1,020.78	$1,017.06	$1,019.54	$1,022.02
Expenses Incurred During Period	$4.07	$7.83	$5.33	$2.82	$4.06	$7.80	$5.31	$2.81

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .81%, 1.56%, 1.06% and .56% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	17

Nuveen Equity Index Fund

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 95.5%

	COMMON STOCKS – 95.5%

	Aerospace & Defense – 2.6%

30,855	Boeing Company	$3,980,912

14,669	General Dynamics Corporation	1,605,522

35,376	Honeywell International Inc.	3,286,430

3,872	L-3 Communications Holdings, Inc.	446,713

12,180	Lockheed Martin Corporation, (2)	1,999,225

9,777	Northrop Grumman Corporation	1,188,003

6,551	Precision Castparts Corporation	1,657,993

14,188	Raytheon Company	1,354,670

6,099	Rockwell Collins, Inc.	473,587

12,744	Textron Inc., (2)	521,230

37,986	United Technologies Corporation	4,494,883
	Total Aerospace & Defense	21,009,168

	Air Freight & Logistics – 0.7%

6,697	C.H. Robinson Worldwide, Inc., (2)	394,453

9,143	Expeditors International of Washington, Inc.	377,057

12,532	FedEx Corporation	1,707,485

32,060	United Parcel Service, Inc., Class B	3,157,910
	Total Air Freight & Logistics	5,636,905

	Airlines – 0.3%

38,319	Delta Air Lines, Inc.	1,411,289

32,585	Southwest Airlines Co., (2)	787,579
	Total Airlines	2,198,868

	Auto Components – 0.4%

10,642	BorgWarner Inc.	661,294

12,578	Delphi Automotive PLC	840,714

11,547	Goodyear Tire & Rubber Company	290,984

29,956	Johnson Controls, Inc.	1,352,214
	Total Auto Components	3,145,206

	Automobiles – 0.7%

177,922	Ford Motor Company	2,873,440

56,717	General Motors Company	1,955,602

9,928	Harley-Davidson, Inc.	734,076
	Total Automobiles	5,563,118

18	Nuveen Investments

Shares	Description (1)	Value

	Banks – 5.7%

476,769	Bank of America Corporation	$7,218,283

32,071	BB&T Corporation	1,197,210

136,986	Citigroup Inc.	6,562,999

8,214	Comerica Incorporated, (2)	396,243

38,413	Fifth Third Bancorp.	791,692

37,499	Huntington BancShares Inc.	343,491

170,839	JP Morgan Chase & Co.	9,563,567

40,124	KeyCorp.	547,291

5,912	M&T Bank Corporation, (2)	721,323

24,093	PNC Financial Services Group, Inc.	2,024,776

64,429	Regions Financial Corporation	653,310

24,121	SunTrust Banks, Inc.	922,869

82,223	U.S. Bancorp	3,353,054

216,017	Wells Fargo & Company	10,723,084

8,340	Zions Bancorporation, (2)	241,193
	Total Banks	45,260,385

	Beverages – 2.1%

7,754	Beam Inc.	647,226

7,313	Brown-Forman Corporation	656,122

11,294	Coca Cola Enterprises Inc.	513,199

170,940	Coca-Cola Company	6,972,643

7,566	Constellation Brands, Inc., Class A, (3)	604,069

8,900	Dr. Pepper Snapple Group	493,238

7,144	Molson Coors Brewing Company, Class B	428,426

6,099	Monster Beverage Corporation, (3)	408,389

68,684	PepsiCo, Inc.	5,899,269
	Total Beverages	16,622,581

	Biotechnology – 2.3%

8,924	Alexion Pharmaceuticals Inc., (3)	1,411,777

34,062	Amgen Inc.	3,806,429

10,664	Biogen Idec Inc., (3)	3,061,848

18,318	Celgene Corporation, (2), (3)	2,692,929

69,396	Gilead Sciences, Inc., (2), (3)	5,446,892

3,552	Regeneron Pharmaceuticals, Inc., (2), (3)	1,054,553

10,932	Vertex Pharmaceuticals Inc., (2), (3)	740,096
	Total Biotechnology	18,214,524

	Building Products – 0.1%

4,320	Allegion PLC	213,192

17,093	Masco Corporation	343,398
	Total Building Products	556,590

Nuveen Investments	19

Nuveen Equity Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Capital Markets – 2.0%

8,612	Ameriprise Financial, Inc.	$961,358

51,207	Bank of New York Company, Inc.	1,734,381

5,668	BlackRock Inc.	1,706,068

52,725	Charles Schwab Corporation	1,399,849

14,163	E*Trade Group Inc., (3)	317,959

18,215	Franklin Resources, Inc.	953,555

18,996	Goldman Sachs Group, Inc.	3,035,941

19,541	Invesco LTD	688,039

4,728	Legg Mason, Inc., (2)	221,696

64,797	Morgan Stanley	2,004,171

10,063	Northern Trust Corporation, (2)	606,296

19,472	State Street Corporation	1,257,112

12,202	T. Rowe Price Group Inc.	1,002,150
	Total Capital Markets	15,888,575

	Chemicals – 2.5%

9,550	Air Products & Chemicals Inc.	1,122,316

3,105	Airgas, Inc.	329,937

2,503	CF Industries Holdings, Inc.	613,661

54,851	Dow Chemical Company	2,737,065

41,823	E.I. Du Pont de Nemours and Company	2,815,524

6,878	Eastman Chemical Company	599,555

12,212	Ecolab Inc.	1,277,864

5,996	FMC Corporation	461,692

3,666	International Flavors & Fragrances Inc.	361,174

18,845	LyondellBasell Industries NV	1,743,163

23,680	Monsanto Company	2,621,376

13,733	Mosaic Company	687,199

6,248	PPG Industries, Inc.	1,209,738

13,262	Praxair, Inc.	1,731,354

3,846	Sherwin-Williams Company	768,585

5,389	Sigma-Aldrich Corporation	518,476
	Total Chemicals	19,598,679

	Commercial Services & Supplies – 0.5%

8,269	ADT Corporation	250,055

4,542	Cintas Corporation	267,660

8,304	Iron Mountain Inc.	236,166

9,137	Pitney Bowes Inc.	244,872

12,201	Republic Services, Inc.	428,133

3,841	Stericycle Inc., (3)	447,246

20	Nuveen Investments

Shares	Description (1)	Value

	Commercial Services & Supplies (continued)

20,767	Tyco International Ltd.	$849,370

19,502	Waste Management, Inc., (2)	866,864
	Total Commercial Services & Supplies	3,590,366

	Communications Equipment – 1.7%

232,395	Cisco Systems, Inc.	5,370,648

3,055	F5 Networks, Inc., (3)	321,294

4,819	Harris Corporation	354,293

21,355	Juniper Networks Inc., (3)	527,255

10,193	Motorola Solutions Inc.	648,071

76,291	QUALCOMM, Inc.	6,004,865
	Total Communications Equipment	13,226,426

	Computers & Peripherals – 4.0%

40,242	Apple, Inc.	23,746,402

91,385	EMC Corporation	2,357,733

85,497	Hewlett-Packard Company	2,826,531

14,945	NetApp, Inc.	532,191

10,173	SanDisk Corporation	864,400

14,832	Seagate Technology	779,867

9,486	Western Digital Corporation	836,001
	Total Computers & Peripherals	31,943,125

	Construction & Engineering – 0.2%

7,234	Fluor Corporation	547,614

5,950	Jacobs Engineering Group, Inc., (3)	343,315

9,823	Quanta Services Incorporated, (3)	346,555
	Total Construction & Engineering	1,237,484

	Construction Materials – 0.0%

5,890	Vulcan Materials Company	380,082

	Consumer Finance – 0.9%

41,226	American Express Company	3,604,389

25,841	Capital One Financial Corporation	1,909,650

21,244	Discover Financial Services	1,187,540

19,340	SLM Corporation	498,005
	Total Consumer Finance	7,199,584

	Containers & Packaging – 0.2%

4,331	Avery Dennison Corporation	210,746

6,341	Ball Corporation	356,301

3,602	Bemis Company, Inc.	144,944

7,875	MeadWestvaco Corporation	307,676

7,432	Owens-Illinois, Inc., (3)	236,189

Nuveen Investments	21

Nuveen Equity Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Containers & Packaging (continued)

8,739	Sealed Air Corporation	$299,835
	Total Containers & Packaging	1,555,691

	Distributors – 0.1%

6,936	Genuine Parts Company	604,264

	Diversified Consumer Services – 0.1%

110	Graham Holdings Company	73,835

12,781	H & R Block Inc.	363,236
	Total Diversified Consumer Services	437,071

	Diversified Financial Services – 1.8%

81,214	Berkshire Hathaway Inc., Class B, (3)	10,464,424

14,236	CME Group, Inc.	1,002,072

5,187	IntercontinentalExchange Group Inc.	1,060,430

14,558	Leucadia National Corporation	371,520

12,225	McGraw-Hill Companies, Inc.	903,794

8,483	Moody’s Corporation	665,916

5,275	NASDAQ Stock Market, Inc.	194,648
	Total Diversified Financial Services	14,662,804

	Diversified Telecommunication Services – 2.3%

234,901	AT&T Inc., (2)	8,385,966

26,074	CenturyLink Inc., (2)	910,243

46,749	Frontier Communications Corporation, (2)	278,157

185,933	Verizon Communications Inc.	8,688,649

28,389	Windstream Holdings Inc.	257,488
	Total Diversified Telecommunication Services	18,520,503

	Electric Utilities – 1.7%

22,006	American Electric Power Company, Inc.	1,184,143

31,871	Duke Energy Corporation	2,374,071

14,698	Edison International	831,319

8,056	Entergy Corporation	584,060

38,681	Exelon Corporation	1,354,995

18,922	FirstEnergy Corp.	638,618

20,144	NextEra Energy Inc.	2,011,378

14,230	Northeast Utilities	672,510

11,301	Pepco Holdings, Inc., (2)	302,415

4,971	Pinnacle West Capital Corporation	278,127

29,476	PPL Corporation, (2)	982,730

40,058	Southern Company	1,835,858

22,538	Xcel Energy, Inc.	718,286
	Total Electric Utilities	13,768,510

22	Nuveen Investments

Shares	Description (1)	Value

	Electrical Equipment – 0.6%

11,056	Ametek Inc.	$582,872

21,443	Eaton PLC	1,557,620

31,715	Emerson Electric Company	2,162,329

6,260	Rockwell Automation, Inc.	746,067
	Total Electrical Equipment	5,048,888

	Electronic Equipment & Instruments – 0.4%

7,138	Amphenol Corporation, Class A	680,608

62,805	Corning Incorporated	1,313,253

6,355	FLIR Systems Inc.	216,324

8,646	Jabil Circuit Inc.	149,230

18,508	TE Connectivity Limited	1,091,602
	Total Electronic Equipment & Instruments	3,451,017

	Energy Equipment & Services – 1.9%

19,724	Baker Hughes Incorporated	1,378,708

9,779	Cooper Cameron Corporation, (3)	635,244

3,136	Diamond Offshore Drilling, Inc.	171,257

10,537	Ensco PLC	531,592

10,648	FMC Technologies Inc., (2), (3)	603,742

38,386	Halliburton Company	2,421,005

4,852	Helmerich & Payne Inc., (2)	527,170

12,176	Nabors Industries Inc.	310,732

19,332	National-Oilwell Varco Inc.	1,518,142

11,851	Noble Corporation PLC	365,129

5,605	Rowan Companies Inc.	173,307

58,978	Schlumberger Limited	5,989,216

15,309	Transocean Inc., (2)	659,359
	Total Energy Equipment & Services	15,284,603

	Food & Staples Retailing – 2.3%

19,837	Costco Wholesale Corporation	2,294,744

53,343	CVS Caremark Corporation	3,879,103

23,303	Kroger Co.	1,072,870

10,389	Safeway Inc.	353,849

26,390	Sysco Corporation	961,388

39,436	Walgreen Co.	2,677,704

72,989	Wal-Mart Stores, Inc.	5,817,953

16,781	Whole Foods Market, Inc.	834,016
	Total Food & Staples Retailing	17,891,627

	Food Products – 1.6%

29,702	Archer-Daniels-Midland Company	1,298,868

Nuveen Investments	23

Nuveen Equity Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Food Products (continued)

8,068	Campbell Soup Company, (2)	$367,013

18,967	ConAgra Foods, Inc.	578,683

28,176	General Mills, Inc.	1,493,892

6,765	Hershey Foods Corporation	651,064

6,074	Hormel Foods Corporation	289,669

4,677	JM Smucker Company	452,172

11,585	Kellogg Company	774,226

5,826	Keurig Green Mountain Inc., (2)	545,780

26,901	Kraft Foods Inc.	1,529,591

5,917	McCormick & Company, Incorporated	421,290

9,098	Mead Johnson Nutrition Company, Class A Shares	802,989

76,737	Mondelez International Inc.	2,735,674

12,127	Tyson Foods, Inc., Class A	508,970
	Total Food Products	12,449,881

	Gas Utilities – 0.0%

5,075	AGL Resources Inc.	274,050

	Health Care Equipment & Supplies – 1.9%

69,614	Abbott Laboratories	2,696,846

24,506	Baxter International, Inc.	1,783,792

8,708	Becton, Dickinson and Company	984,265

59,739	Boston Scientific Corporation, (3)	753,309

3,500	C. R. Bard, Inc.	480,655

9,402	CareFusion Corporation, (3)	367,242

20,335	Covidien PLC	1,448,869

6,398	DENTSPLY International Inc.	285,543

4,839	Edwards Lifesciences Corporation, (2), (3)	394,233

1,723	Intuitive Surgical, Inc., (3)	623,209

45,150	Medtronic, Inc.	2,655,723

12,803	Saint Jude Medical Inc.	812,606

13,296	Stryker Corporation	1,033,764

4,671	Varian Medical Systems, Inc., (3)	371,578

7,639	Zimmer Holdings, Inc.	739,455
	Total Health Care Equipment & Supplies	15,431,089

	Health Care Providers & Services – 1.9%

16,363	Aetna Inc.	1,169,136

10,340	AmerisourceBergen Corporation	673,961

15,470	Cardinal Health, Inc.	1,075,320

12,342	CIGNA Corporation	987,854

7,983	Davita Inc., (3)	553,222

24	Nuveen Investments

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

35,009	Express Scripts, Holding Company, (3)	$2,330,899

6,949	Humana Inc.	762,653

3,848	Laboratory Corporation of America Holdings, (3)	379,798

10,381	McKesson HBOC Inc.	1,756,361

3,703	Patterson Companies, Inc.	150,712

6,510	Quest Diagnostics Incorporated, (2)	364,104

4,640	Tenet Healthcare Corporation, (3)	209,171

44,626	UnitedHealth Group Incorporated	3,348,735

12,743	Wellpoint Inc.	1,282,965
	Total Health Care Providers & Services	15,044,891

	Health Care Technology – 0.1%

13,807	Cerner Corporation, (3)	708,299

	Hotels, Restaurants & Leisure – 1.6%

19,772	Carnival Corporation	777,237

1,400	Chipotle Mexican Grill, (3)	697,900

6,106	Darden Restaurants, Inc.	303,529

11,129	International Game Technology	139,669

10,508	Marriott International, Inc., Class A, (2)	608,728

44,657	McDonald’s Corporation	4,527,327

34,101	Starbucks Corporation	2,408,213

8,957	Starwood Hotels & Resorts Worldwide, Inc.	686,554

6,368	Wyndham Worldwide Corporation	454,293

3,653	Wynn Resorts Ltd	744,810

19,982	YUM! Brands, Inc.	1,538,414
	Total Hotels, Restaurants & Leisure	12,886,674

	Household Durables – 0.4%

12,845	D.R. Horton, Inc., (2)	286,187

5,547	Garmin Limited, (2)	316,734

3,159	Harman International Industries Inc.	346,258

6,266	Leggett and Platt Inc., (2)	205,901

8,820	Lennar Corporation, Class A	340,364

2,755	Mohawk Industries Inc., (3)	364,790

12,582	Newell Rubbermaid Inc.	378,844

16,124	Pulte Corporation	296,520

3,494	Whirlpool Corporation	535,910
	Total Household Durables	3,071,508

	Household Products – 1.9%

6,036	Clorox Company, (2)	547,465

39,385	Colgate-Palmolive Company	2,650,611

Nuveen Investments	25

Nuveen Equity Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Household Products (continued)

17,116	Kimberly-Clark Corporation	$1,921,271

122,322	Procter & Gamble Company	10,097,681
	Total Household Products	15,217,028

	Independent Power & Renewable Electricity Producers – 0.1%

29,476	AES Corporation	425,928

14,672	NRG Energy Inc.	480,068
	Total Independent Power & Renewable Electricity Producers	905,996

	Industrial Conglomerates – 2.4%

28,401	3M Co., (2)	3,950,295

27,100	Danaher Corporation	1,988,598

452,634	General Electric Company	12,171,328

4,490	Roper Industries Inc.	623,886
	Total Industrial Conglomerates	18,734,107

	Insurance – 2.7%

15,187	Ace Limited	1,553,934

20,564	AFLAC Incorporated	1,289,774

20,170	Allstate Corporation	1,148,682

66,050	American International Group, Inc.	3,509,236

13,584	AON PLC	1,153,010

3,233	Assurant Inc., (2)	217,937

11,080	Chubb Corporation	1,020,246

6,639	Cincinnati Financial Corporation	323,585

22,348	Genworth Financial Inc., Class A, (3)	398,912

20,136	Hartford Financial Services Group, Inc.	722,278

11,896	Lincoln National Corporation	577,075

13,807	Loews Corporation	607,094

24,739	Marsh & McLennan Companies, Inc.	1,219,880

50,688	MetLife, Inc.	2,653,517

12,399	Principal Financial Group, Inc.	580,769

24,707	Progressive Corporation	599,145

20,888	Prudential Financial, Inc.	1,685,244

3,995	Torchmark Corporation	318,402

15,894	Travelers Companies, Inc.	1,439,679

11,704	Unum Group	388,807

12,454	XL Capital Ltd, Class A	390,433
	Total Insurance	21,797,639

	Internet & Catalog Retail – 1.2%

16,782	Amazon.com, Inc., (3)	5,103,910

4,637	Expedia, Inc.	329,181

26	Nuveen Investments

Shares	Description (1)	Value

	Internet & Catalog Retail (continued)

2,699	NetFlix.com Inc., (3)	$869,186

2,353	priceline.com Incorporated, (3)	2,724,186

5,182	TripAdvisor Inc., (2), (3)	418,395
	Total Internet & Catalog Retail	9,444,858

	Internet Software & Services – 2.9%

8,055	Akamai Technologies, Inc., (3)	427,479

52,567	eBay Inc., (3)	2,724,548

77,069	Facebook Inc., Class A Shares, (3)	4,607,185

12,735	Google Inc., Class A, (3)	6,811,697

12,735	Google Inc., Class C Shares, (3)	6,707,015

5,668	VeriSign, Inc., (2), (3)	267,416

42,349	Yahoo! Inc., (3)	1,522,447
	Total Internet Software & Services	23,067,787

	IT Services – 3.3%

28,738	Accenture Limited	2,305,362

2,279	Alliance Data Systems Corporation, (2), (3)	551,290

21,738	Automatic Data Processing, Inc.	1,694,694

27,403	Cognizant Technology Solutions Corporation, Class A, (3)	1,312,741

6,573	Computer Sciences Corporation	388,990

12,678	Fidelity National Information Services	677,386

11,481	Fiserv, Inc., (3)	697,815

44,160	International Business Machines Corporation (IBM)	8,676,115

46,036	MasterCard, Inc.	3,385,948

15,201	Paychex, Inc.	635,554

7,183	Teradata Corporation, (2), (3)	326,539

7,458	Total System Services Inc.	236,941

22,868	Visa Inc., (2)	4,633,285

25,829	Western Union Company, (2)	409,906

50,250	Xerox Corporation	607,523
	Total IT Services	26,540,089

	Leisure Equipment & Products – 0.1%

5,258	Hasbro, Inc.	290,557

15,355	Mattel, Inc.	602,146
	Total Leisure Equipment & Products	892,703

	Life Sciences Tools & Services – 0.4%

15,042	Agilent Technologies, Inc.	812,870

5,092	Perkinelmer Inc.	213,711

16,901	Thermo Fisher Scientific, Inc.	1,926,714

3,842	Waters Corporation, (3)	378,591
	Total Life Sciences Tools & Services	3,331,886

Nuveen Investments	27

Nuveen Equity Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Machinery – 1.7%

28,775	Caterpillar Inc.	$3,032,885

7,833	Cummins Inc.	1,181,608

16,679	Deere & Company	1,556,818

7,671	Dover Corporation, (2)	662,774

6,216	Flowserve Corporation	454,079

17,634	Illinois Tool Works, Inc.	1,502,946

11,665	Ingersoll Rand Company Limited, Class A	697,567

4,518	Joy Global Inc., (2)	272,797

16,560	PACCAR Inc.	1,059,509

4,952	Pall Corporation	416,711

6,979	Parker Hannifin Corporation	885,496

8,903	Pentair Limited	661,404

2,622	Snap-on Incorporated	304,152

7,019	Stanley Black & Decker Inc.	602,862

8,332	Xylem Inc.	313,200
	Total Machinery	13,604,808

	Media – 3.4%

10,245	Cablevision Systems Corporation	171,092

24,895	CBS Corporation, Class B	1,437,935

117,592	Comcast Corporation, Class A, (2)	6,086,562

21,376	DirecTV, (3)	1,658,778

10,034	Discovery Communications inc., Class A Shares, (2), (3)	761,581

10,658	Gannett Company Inc., (2)	289,578

19,467	Interpublic Group Companies, Inc.	339,115

22,464	News Corporation, Class A Shares, (3)	382,337

11,648	Omnicom Group, Inc.	788,337

4,272	Scripps Networks Interactive, Class A Shares	320,699

12,517	Time Warner Cable, Class A	1,770,655

40,270	Time Warner Inc.	2,676,393

87,557	Twenty First Century Fox Inc., Class A Shares, (2)	2,803,575

17,978	Viacom Inc., Class B	1,527,770

73,510	Walt Disney Company, (2)	5,832,283
	Total Media	26,846,690

	Metals & Mining – 0.5%

50,026	Alcoa Inc.	673,850

4,870	Allegheny Technologies, Inc., (2)	200,644

46,848	Freeport-McMoRan Copper & Gold, Inc.	1,610,166

22,463	Newmont Mining Corporation	557,756

14,882	Nucor Corporation	770,144

28	Nuveen Investments

Shares	Description (1)	Value

	Metals & Mining (continued)

6,927	United States Steel Corporation	$180,241
	Total Metals & Mining	3,992,801

	Multiline Retail – 0.6%

13,293	Dollar General Corporation, (3)	750,257

9,387	Dollar Tree Stores Inc., (3)	488,781

4,312	Family Dollar Stores, Inc.	253,330

9,081	Kohl’s Corporation, (2)	497,548

16,623	Macy’s, Inc.	954,659

6,689	Nordstrom, Inc., (2)	409,902

28,516	Target Corporation, (2)	1,760,863
	Total Multiline Retail	5,115,340

	Multi-Utilities – 1.2%

10,946	Ameren Corporation	452,179

19,346	CenterPoint Energy, Inc.	479,007

12,733	CMS Energy Corporation	385,937

13,214	Consolidated Edison, Inc.	766,808

26,233	Dominion Resources, Inc.	1,902,942

7,990	DTE Energy Company	624,339

3,607	Integrys Energy Group, Inc.	221,037

14,969	NiSource Inc.	543,674

20,646	PG&E Corporation	941,045

22,835	Public Service Enterprise Group Incorporated	935,550

6,367	Scana Corporation	341,781

10,254	Sempra Energy	1,011,147

9,553	TECO Energy, Inc., (2)	171,572

10,193	Wisconsin Energy Corporation	494,157
	Total Multi-Utilities	9,271,175

	Oil, Gas & Consumable Fuels – 8.2%

22,727	Anadarko Petroleum Corporation	2,250,428

17,808	Apache Corporation	1,545,734

19,049	Cabot Oil & Gas Corporation	748,245

22,842	Chesapeake Energy Corporation, (2)	656,708

86,129	Chevron Corporation	10,810,912

55,314	ConocoPhillips	4,110,383

10,339	CONSOL Energy Inc., (2)	460,189

16,059	Denbury Resources Inc., (2)	270,112

17,277	Devon Energy Corporation	1,209,390

24,644	EOG Resources, Inc.	2,415,112

6,808	EQT Corporation	742,004

Nuveen Investments	29

Nuveen Equity Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

194,948	Exxon Mobil Corporation	$19,964,625

12,328	Hess Corporation	1,099,164

31,356	Kinder Morgan, Inc.	1,024,087

31,441	Marathon Oil Corporation	1,136,592

13,288	Marathon Petroleum Corporation	1,235,120

7,768	Murphy Oil Corporation	492,724

6,149	Newfield Exploration Company, (3)	208,144

16,236	Noble Energy, Inc.	1,165,420

35,854	Occidental Petroleum Corporation	3,433,021

7,868	ONEOK, Inc.	497,415

12,923	Peabody Energy Corporation	245,666

26,509	Phillips 66	2,206,079

6,447	Pioneer Natural Resources Company, (2)	1,246,012

8,091	QEP Resources Inc., (2)	248,313

7,641	Range Resources Corporation, (2)	691,128

15,921	Southwestern Energy Company, (3)	762,297

30,235	Spectra Energy Corporation	1,200,632

5,946	Tesoro Corporation	334,700

24,023	Valero Energy Corporation	1,373,395

30,876	Williams Companies, Inc.	1,302,041
	Total Oil, Gas & Consumable Fuels	65,085,792

	Paper & Forest Products – 0.1%

19,796	International Paper Company	923,483

	Personal Products – 0.1%

20,288	Avon Products, Inc.	310,001

11,530	Estee Lauder Companies Inc., Class A	836,732
	Total Personal Products	1,146,733

	Pharmaceuticals – 6.0%

71,664	AbbVie Inc.	3,732,261

7,858	Actavis Inc., (2), (3)	1,605,625

13,466	Allergan, Inc.	2,233,201

74,170	Bristol-Myers Squibb Company	3,715,175

44,452	Eli Lilly and Company	2,627,113

10,759	Forest Laboratories, Inc., (3)	988,860

7,510	Hospira Inc., (3)	343,958

127,622	Johnson & Johnson	12,926,831

132,662	Merck & Company Inc.	7,768,687

16,778	Mylan Laboratories Inc., (2), (3)	851,987

6,033	Perrigo Company	873,940

30	Nuveen Investments

Shares	Description (1)	Value

	Pharmaceuticals (continued)

287,958	Pfizer Inc.	$9,007,326

21,570	Zoetis Incorporated	652,708
	Total Pharmaceuticals	47,327,672

	Professional Services – 0.2%

1,697	Dun and Bradstreet Inc.	187,960

5,506	Equifax Inc.	389,880

10,294	Nielsen Holdings BV	483,303

6,201	Robert Half International Inc.	277,805
	Total Professional Services	1,338,948

	Real Estate Investment Trust – 2.1%

17,820	American Tower Corporation, (2)	1,488,326

6,987	Apartment Investment & Management Company, Class A	215,409

5,488	AvalonBay Communities, Inc.	749,386

7,526	Boston Properties, Inc.	881,596

15,172	Crown Castle International Corporation	1,103,460

15,899	Equity Residential, (2)	945,037

1,855	Essex Property Trust Inc., (2)	321,397

14,495	General Growth Properties Inc., (2)	332,950

20,625	Health Care Property Investors Inc., (2)	863,363

13,499	Health Care REIT, Inc., (2)	851,652

36,067	Host Hotels & Resorts Inc., (2)	773,637

19,618	Kimco Realty Corporation	449,645

2,377	Macerich Company	154,291

8,400	Plum Creek Timber Company	366,240

24,508	Prologis Inc.	995,760

6,522	Public Storage, Inc., (2)	1,144,676

14,177	Simon Property Group, Inc.	2,455,456

13,282	Ventas Inc.	877,675

8,407	Vornado Realty Trust, (2)	862,558

26,371	Weyerhaeuser Company	787,174
	Total Real Estate Investment Trust	16,619,688

	Real Estate Management & Development – 0.0%

12,581	CBRE Group Inc., (3)	335,158

	Road & Rail – 0.9%

45,457	CSX Corporation	1,282,797

5,154	Kansas City Southern Industries	519,936

13,972	Norfolk Southern Corporation	1,320,773

2,505	Ryder System, Inc.	205,861

20,529	Union Pacific Corporation	3,909,337
	Total Road & Rail	7,238,704

Nuveen Investments	31

Nuveen Equity Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Semiconductors & Equipment – 2.0%

14,327	Altera Corporation	$465,914

14,100	Analog Devices, Inc.	723,189

54,636	Applied Materials, Inc.	1,041,362

24,900	Broadcom Corporation, Class A	767,169

3,188	First Solar Inc., (3)	215,158

224,306	Intel Corporation	5,986,725

7,794	KLA-Tencor Corporation, (2)	498,738

7,322	Lam Research Corporation, (3)	421,820

10,643	Linear Technology Corporation, (2)	473,614

25,188	LSI Logic Corporation	280,594

8,983	Microchip Technology Incorporated, (2)	427,052

47,860	Micron Technology, Inc., (2), (3)	1,250,103

25,004	NVIDIA Corporation, (2)	461,824

48,913	Texas Instruments Incorporated	2,223,096

12,038	Xilinx, Inc.	568,073
	Total Semiconductors & Equipment	15,804,431

	Software – 3.4%

20,956	Adobe Systems Incorporated, (3)	1,292,776

10,680	Autodesk, Inc., (3)	512,854

14,545	CA Inc.	438,386

8,289	Citrix Systems, (2), (3)	491,621

13,967	Electronic Arts Inc., (3)	395,266

12,781	Intuit, Inc.	968,161

340,774	Microsoft Corporation	13,767,268

156,229	Oracle Corporation	6,386,642

8,551	Red Hat, Inc., (3)	416,006

25,947	Salesforce.com, Inc., (2), (3)	1,340,163

31,198	Symantec Corporation	632,695
	Total Software	26,641,838

	Specialty Retail – 2.0%

1,921	AutoNation Inc., (3)	101,794

1,521	AutoZone, Inc., (2), (3)	812,047

9,605	Bed Bath and Beyond Inc., (2), (3)	596,759

12,332	Best Buy Co., Inc., (2)	319,769

10,707	CarMax, Inc., (2), (3)	468,752

5,225	GameStop Corporation, (2)	207,328

11,951	Gap, Inc.	469,674

63,531	Home Depot, Inc.	5,051,348

11,404	L Brands Inc.	618,097

32	Nuveen Investments

Shares	Description (1)	Value

	Specialty Retail (continued)

47,181	Lowe’s Companies, Inc.	$2,166,080

4,798	O’Reilly Automotive Inc., (2), (3)	713,894

4,679	PetSmart Inc.	316,675

9,695	Ross Stores, Inc.	660,036

29,356	Staples, Inc., (2)	366,950

4,967	Tiffany & Co.	434,563

32,084	TJX Companies, Inc.	1,866,647

4,622	Tractor Supply Company	310,783

4,917	Urban Outfitters, Inc., (3)	175,316
	Total Specialty Retail	15,656,512

	Textiles, Apparel & Luxury Goods – 0.8%

12,523	Coach, Inc., (2)	559,152

2,168	Fossil Group Inc., (3)	231,217

8,094	Michael Kors Holdings Limited, (3)	738,173

33,555	Nike, Inc., Class B	2,447,837

3,109	PVH Corporation	390,397

2,667	Ralph Lauren Corporation	403,704

7,547	Under Armour, Inc., (3)	368,973

15,894	VF Corporation, (2)	970,964
	Total Textiles, Apparel & Luxury Goods	6,110,417

	Thrifts & Mortgage Finance – 0.1%

22,766	Hudson City Bancorp, Inc.	226,749

13,996	People’s United Financial, Inc.	199,863
	Total Thrifts & Mortgage Finance	426,612

	Tobacco – 1.4%

89,905	Altria Group, Inc., (2)	3,606,090

16,340	Lorillard Inc.	970,923

71,515	Philip Morris International	6,109,524

14,050	Reynolds American Inc.	792,842
	Total Tobacco	11,479,379

	Trading Companies & Distributors – 0.2%

12,769	Fastenal Company	639,472

2,763	W.W. Grainger, Inc., (2)	702,907
	Total Trading Companies & Distributors	1,342,379
	Total Long-Term Investments (cost $298,011,264)	758,603,689

Nuveen Investments	33

Nuveen Equity Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)					Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 10.8%

	Money Market Funds – 10.8%

85,941,385	Mount Vernon Securities Lending Prime Portfolio, 0.172%, (4), (5)					$85,941,385
	Total Investments Purchased with Collateral from Securities Lending (cost $85,941,385)					85,941,385

Principal Amount (000)	Description (1)	Coupon		Maturity	Rating (6)	Value

	SHORT-TERM INVESTMENTS – 0.8%

	Money Market Funds – 0.4%

$3,114,453	First American Treasury Obligations Fund, Class Z	0.000	% (4)	N/A	N/A	$3,114,453

	U.S. Government and Agency Obligations – 0.4%

3,000	U.S. Treasury Bills, (7)	0.000%		7/24/14	AAA	2,999,895
	Total Short-Term Investments (cost $6,114,050)					6,114,348
	Total Investments (cost $390,066,699) – 107.1%					850,659,422
	Other Assets Less Liabilities – (7.1)%					(56,465,099)
	Net Assets – 100%					$794,194,323

Investments in Derivatives as of April 30, 2014

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Value	Unrealized Appreciation (Depreciation)
S&P 500 Index	Long	77	6/14	$36,149,575	$120,315

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $84,193,124.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(6)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(7)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

N/A	Not applicable.

ADR	American Depositary Receipt.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

34	Nuveen Investments

Nuveen Mid Cap Index Fund

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 91.8%

	COMMON STOCKS – 91.8%

	Aerospace & Defense – 1.7%

12,489	Alliant Techsystems Inc., (2)	$1,801,164

40,642	BE Aerospace Inc., (3)	3,567,148

12,139	Esterline Technologies Corporation, (3)	1,323,394

73,007	Exelis Inc.	1,353,550

19,460	Huntington Ingalls Industries Inc.	2,004,380

20,019	Triumph Group Inc.	1,297,431
	Total Aerospace & Defense	11,347,067

	Air Freight & Logistics – 0.1%

40,560	UTI Worldwide, Inc., (2)	397,082

	Airlines – 0.5%

27,259	Alaska Air Group, Inc.	2,564,527

87,586	JetBlue Airways Corporation, (2), (3)	692,367
	Total Airlines	3,256,894

	Auto Components – 0.2%

55,719	Gentex Corporation	1,597,464

	Automobiles – 0.2%

17,084	Thor Industries, Inc.	1,039,903

	Banks – 4.3%

65,082	Associated Banc-Corp., (2)	1,142,189

32,504	BancorpSouth Inc., (2)	759,293

17,402	Bank of Hawaii Corporation, (2)	960,068

28,951	Cathay General Bancorp.	683,244

18,492	City National Corporation	1,341,964

31,406	Commerce Bancshares Inc.	1,365,533

21,597	Cullen/Frost Bankers, Inc., (2)	1,650,227

52,844	East West Bancorp Inc.	1,823,646

93,609	First Horizon National Corporation, (2)	1,075,567

137,351	First Niagara Financial Group Inc.	1,225,171

64,316	FirstMerit Corporation	1,247,087

75,728	Fulton Financial Corporation	923,124

32,939	Hancock Holding Company	1,111,032

22,348	International Bancshares Corporation	513,110

25,441	Pacwest Bancorp.	1,001,612

18,245	Prosperity Bancshares, Inc.	1,076,455

Nuveen Investments	35

Nuveen Mid Cap Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Banks (continued)

18,340	Signature Bank, (3)	$2,179,159

17,493	SVB Financial Group, (3)	1,866,328

375,448	Synovus Financial Corp.	1,205,188

63,567	TCF Financial Corporation	998,002

26,062	Trustmark Corporation	596,038

30,053	Umpqua Holdings Corporation	499,781

77,317	Valley National Bancorp., (2)	774,716

35,024	Webster Financial Corporation	1,055,623

10,470	Westamerica Bancorp., (2)	532,085
	Total Banks	27,606,242

	Biotechnology – 0.6%

28,582	Cubist Pharmaceuticals Inc., (2), (3)	2,002,455

17,926	United Therapeutics Corporation, (3)	1,792,779
	Total Biotechnology	3,795,234

	Building Products – 0.8%

64,036	Fortune Brands Home & Security	2,551,835

17,795	Lennox International Inc.	1,491,755

29,495	Smith AO Corporation	1,379,186
	Total Building Products	5,422,776

	Capital Markets – 2.2%

20,465	Affiliated Managers Group Inc., (3)	4,056,163

47,114	Eaton Vance Corporation	1,699,402

36,598	Federated Investors Inc., (2)	1,044,507

10,173	Greenhill & Co Inc., (2)	510,176

59,237	Janus Capital Group Inc., (2)	718,545

43,893	Raymond James Financial Inc.	2,181,482

52,183	SEI Investments Company	1,689,686

33,346	Waddell & Reed Financial, Inc., Class A	2,249,188
	Total Capital Markets	14,149,149

	Chemicals – 2.8%

31,560	Albemarle Corporation	2,115,782

28,519	Ashland Inc.	2,754,935

23,279	Cabot Corporation	1,345,526

14,168	Cytec Industries, Inc.	1,350,494

20,873	Interpid Potash Inc., (2), (3)	340,230

13,528	Minerals Technologies Inc.	804,781

4,138	NewMarket Corporation, (2)	1,540,660

31,158	Olin Corporation, (2)	875,540

20,879	PolyOne Corporation	782,336

36	Nuveen Investments

Shares	Description (1)	Value

	Chemicals (continued)

51,419	RPM International, Inc.	$2,193,535

15,085	Scotts Miracle Gro Company	923,353

19,419	Sensient Technologies Corporation	1,049,597

31,715	Valspar Corporation	2,316,464
	Total Chemicals	18,393,233

	Commercial Services & Supplies – 1.6%

18,609	Brinks Company	473,413

20,907	Clean Harbors, Inc., (2), (3)	1,254,420

41,377	Copart Inc., (3)	1,500,744

19,738	Deluxe Corporation	1,084,603

17,641	HNI Corporation	621,492

22,653	Miller (Herman) Inc.	698,392

12,107	MSA Safety Inc.	638,644

76,467	R.R. Donnelley & Sons Company	1,345,819

25,543	Rollins Inc.	768,333

47,893	Waste Connections Inc.	2,138,901
	Total Commercial Services & Supplies	10,524,761

	Communications Equipment – 0.9%

23,001	ADTRAN, Inc.	515,912

39,397	Ciena Corporation, (2), (3)	778,879

15,969	Interdigital Inc., (2)	554,444

89,859	JDS Uniphase Corporation, (3)	1,138,514

16,797	Plantronics Inc.	731,845

46,884	Polycom Inc., (3)	576,673

63,417	Riverbed Technology, Inc., (3)	1,233,461
	Total Communications Equipment	5,529,728

	Computers & Peripherals – 0.9%

36,891	3D Systems Corporation, (2), (3)	1,746,420

24,703	Diebold Inc., (2)	929,080

24,452	Lexmark International, Inc., Class A, (2)	1,051,436

63,795	NCR Corporation, (3)	1,946,385
	Total Computers & Peripherals	5,673,321

	Construction & Engineering – 0.7%

40,002	AECOM Technology Corporation, (3)	1,296,865

13,828	Granite Construction Inc.	516,891

57,359	KBR Inc.	1,455,198

29,452	URS Corporation	1,387,778
	Total Construction & Engineering	4,656,732

Nuveen Investments	37

Nuveen Mid Cap Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Construction Materials – 0.6%

19,281	Eagle Materials Inc.	$1,606,686

17,821	Martin Marietta Materials, (2)	2,215,685
	Total Construction Materials	3,822,371

	Containers & Packaging – 1.6%

25,881	AptarGroup Inc.	1,744,897

11,808	Greif Inc.	639,876

38,066	Packaging Corp. of America	2,536,338

27,913	Rock-Tenn Company	2,668,762

17,563	Silgan Holdings, Inc.	873,759

39,281	Sonoco Products Company	1,652,944
	Total Containers & Packaging	10,116,576

	Distributors – 0.5%

115,876	LKQ Corporation, (3)	3,374,309

	Diversified Consumer Services – 0.8%

38,891	Apollo Group, Inc., (2), (3)	1,122,394

21,964	Devry Education Group Inc., (2)	989,039

10,713	Matthews International Corporation, (2)	432,270

82,140	Service Corporation International	1,541,768

26,496	Sothebys Holdings Inc., (2)	1,114,422
	Total Diversified Consumer Services	5,199,893

	Diversified Financial Services – 0.6%

33,867	CBOE Holdings Inc.	1,807,143

46,846	MSCI Inc., Class A Shares, (3)	1,899,137
	Total Diversified Financial Services	3,706,280

	Diversified Telecommunication Services – 0.3%

58,333	TW Telecom Inc., (3)	1,790,240

	Electric Utilities – 1.6%

23,456	Cleco Corporation	1,232,613

59,651	Great Plains Energy Incorporated	1,600,436

38,240	Hawaiian Electric Industries, (2)	917,378

19,494	IDACORP, INC	1,094,393

76,925	OGE Energy Corp.	2,871,610

30,910	PNM Resources Inc.	855,589

49,239	Westar Energy Inc., (2)	1,766,695
	Total Electric Utilities	10,338,714

	Electrical Equipment – 1.0%

16,623	Acuity Brands Inc.	2,070,727

19,479	General Cable Corporation	499,052

38	Nuveen Investments

Shares	Description (1)	Value

	Electrical Equipment (continued)

20,730	Hubbell Incorporated, Class B	$2,440,336

17,457	Regal-Beloit Corporation	1,304,562
	Total Electrical Equipment	6,314,677

	Electronic Equipment & Instruments – 2.6%

40,618	Arrow Electronics, Inc., (3)	2,305,072

53,184	Avnet Inc.	2,293,826

16,360	FEI Company	1,300,947

59,114	Ingram Micro, Inc., Class A, (3)	1,593,713

15,340	Itron Inc., (3)	582,920

32,864	Knowles Corporation, (3)	917,892

36,917	National Instruments Corporation	1,008,203

14,653	Tech Data Corporation, (3)	915,666

99,263	Trimble Navigation Limited, (3)	3,814,677

51,266	Vishay Intertechnology Inc., (2)	729,003

19,760	Zebra Technologies Corporation, Class A, (3)	1,372,134
	Total Electronic Equipment & Instruments	16,834,053

	Energy Equipment & Services – 2.7%

22,217	Atwood Oceanics Inc., (3)	1,101,075

7,631	Carbo Ceramics Inc., (2)	1,067,653

29,557	Dresser Rand Group, Inc., (3)	1,786,425

14,175	Dril Quip Inc., (3)	1,603,476

38,405	Helix Energy Solutions Group, (3)	923,256

41,986	Oceaneering International Inc.	3,076,734

21,329	Oil States International Inc., (3)	2,071,899

56,821	Patterson-UTI Energy, Inc.	1,848,387

61,926	Superior Energy Services, Inc.	2,038,604

19,203	Tidewater Inc.	978,009

16,952	Unit Corporation, (3)	1,117,984
	Total Energy Equipment & Services	17,613,502

	Food & Staples Retailing – 0.3%

77,838	SUPERVALU INC., (3)	544,088

19,136	United Natural Foods Inc., (3)	1,320,958
	Total Food & Staples Retailing	1,865,046

	Food Products – 1.7%

36,220	Dean Foods Company	573,725

66,785	Flowers Foods Inc.	1,370,428

18,454	Hain Celestial Group Inc., (2), (3)	1,587,413

47,759	Hillshire Brands Company	1,702,608

30,062	Ingredion Inc.	2,117,868

Nuveen Investments	39

Nuveen Mid Cap Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Food Products (continued)

7,527	Lancaster Colony Corporation	$714,162

12,678	Post Holdings Inc., (2), (3)	662,552

8,497	Tootsie Roll Industries Inc., (2)	239,530

67,137	WhiteWave Foods Company, (3)	1,859,024
	Total Food Products	10,827,310

	Gas Utilities – 1.4%

35,138	Atmos Energy Corporation	1,793,444

32,421	National Fuel Gas Company, (2)	2,387,482

11,840	One Gas Inc.	433,107

67,930	Questar Corporation	1,649,340

44,176	UGI Corporation	2,062,577

20,063	WGL Holdings Inc.	798,307
	Total Gas Utilities	9,124,257

	Health Care Equipment & Supplies – 2.8%

27,370	Align Technology, Inc., (3)	1,379,174

18,882	Cooper Companies, Inc.	2,490,725

23,191	Hill Rom Holdings Inc.	866,416

104,506	Hologic Inc., (2), (3)	2,193,058

20,995	Idexx Labs Inc., (2), (3)	2,654,608

19,917	Masimo Corporation, (3)	532,979

55,284	ResMed Inc., (2)	2,755,907

20,392	Sirona Dental Systems, Inc., (3)	1,533,886

22,873	Steris Corporation	1,099,048

15,953	Teleflex Inc., (2)	1,628,642

22,247	Thoratec Corporation, (3)	729,257
	Total Health Care Equipment & Supplies	17,863,700

	Health Care Providers & Services – 2.8%

43,564	Community Health Systems, Inc., (3)	1,650,640

30,790	Health Net Inc., (3)	1,057,021

33,812	Henry Schein Inc., (3)	3,862,345

18,390	Lifepoint Hospitals Inc., (3)	1,028,369

38,820	Medax Inc., (3)	2,300,085

40,716	Omnicare, Inc.	2,413,237

24,573	Owens and Minor Inc., (2)	824,178

34,612	Universal Health Services, Inc., Class B	2,830,915

34,357	VCA Antech, Inc., (3)	1,052,355

16,866	Wellcare Health Plans Inc., (3)	1,137,949
	Total Health Care Providers & Services	18,157,094

40	Nuveen Investments

Shares	Description (1)	Value

	Health Care Technology – 0.2%

60,904	Allscripts Healthcare Solutions Inc., (3)	$926,959

34,033	HMS Holdings Corporation, (3)	550,314
	Total Health Care Technology	1,477,273

	Hotels, Restaurants & Leisure – 1.4%

14,989	Bally Technologies, Inc., (3)	975,934

10,819	Bob Evans Farms	507,087

27,377	Brinker International Inc., (2)	1,345,306

17,061	Cheesecake Factory Inc., (2)	765,868

21,829	Dominos Pizza Inc.	1,623,641

9,909	Intl Speedway Corporation	311,539

15,369	Life Time Fitness Inc., (2), (3)	737,712

10,871	Panera Bread Company, (3)	1,662,937

109,907	The Wendy’s Company	913,327
	Total Hotels, Restaurants & Leisure	8,843,351

	Household Durables – 1.6%

43,947	Jarden Corporation, (3)	2,511,571

31,791	KB Home, (2)	524,869

15,171	MDC Holdings Inc., (2)	418,720

1,721	NVR Inc., (3)	1,853,517

23,419	Tempur Pedic International Inc., (2), (3)	1,175,165

61,339	Toll Brothers Inc., (3)	2,100,247

20,524	Tupperware Corporation, (2)	1,742,693
	Total Household Durables	10,326,782

	Household Products – 1.0%

53,626	Church & Dwight Company Inc.	3,700,730

24,153	Energizer Holdings Inc., (2)	2,697,649
	Total Household Products	6,398,379

	Industrial Conglomerates – 0.3%

24,692	Carlisle Companies Inc.	2,030,917

	Insurance – 4.8%

6,538	Alleghany Corporation, Term Loan, (3)	2,667,373

27,405	American Financial Group Inc.	1,601,274

49,188	Arthur J. Gallagher & Co.	2,214,444

26,433	Aspen Insurance Holdings Limited	1,210,103

45,831	Brown & Brown Inc.	1,364,847

19,392	Everest Reinsurance Group Ltd	3,064,518

102,240	Fidelity National Title Group Inc., Class A	3,290,083

41,981	First American Corporation, (2)	1,116,695

Nuveen Investments	41

Nuveen Mid Cap Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Insurance (continued)

17,079	Hanover Insurance Group Inc.	$998,268

38,960	HCC Insurance Holdings Inc.	1,789,822

20,946	Kemper Corporation	825,482

14,067	Mercury General Corporation, (2)	673,247

93,677	Old Republic International Corporation	1,551,291

17,913	Primerica Inc.	822,028

30,442	Protective Life Corporation	1,557,108

28,133	Reinsurance Group of America Inc.	2,158,082

11,882	RenaisasnceRE Holdings, Limited, (2)	1,202,577

17,180	StanCorp Financial Group Inc.	1,049,698

42,760	WR Berkley Corporation	1,891,702
	Total Insurance	31,048,642

	Internet & Catalog Retail – 0.1%

13,878	Hosting Site Network, Inc.	805,479

	Internet Software & Services – 1.1%

30,056	AOL Inc., (2), (3)	1,286,697

27,801	Conversant Inc., (2), (3)	679,456

19,152	Equinix Inc., (2), (3)	3,596,937

44,247	Rackspace Hosting Inc., (2), (3)	1,284,048
	Total Internet Software & Services	6,847,138

	IT Services – 2.6%

28,683	Acxiom Corporation, (3)	810,008

47,042	Broadridge Financial Solutions, Inc.	1,803,590

40,770	Convergys Corporation, (2)	878,186

37,057	CoreLogic Inc., (3)	1,038,708

11,585	DST Systems Inc.	1,068,021

36,380	Gartner Inc., (2), (3)	2,508,037

30,026	Global Payments Inc.	2,006,638

33,417	Henry Jack and Associates Inc.	1,843,282

27,679	Leidos Holdings Inc., (2)	1,030,766

25,535	NeuStar, Inc., (2), (3)	656,760

16,106	Science Applications International Corporation	628,134

42,116	VeriFone Holdings Inc., (3)	1,408,359

15,057	WEX Inc., (3)	1,445,020
	Total IT Services	17,125,509

	Leisure Equipment & Products – 0.7%

35,100	Brunswick Corporation	1,410,669

24,807	Polaris Industries Inc., (2)	3,332,324
	Total Leisure Equipment & Products	4,742,993

42	Nuveen Investments

Shares	Description (1)	Value

	Life Sciences Tools & Services – 1.2%

7,860	Bio-Rad Laboratories Inc., (3)	$968,431

19,026	Charles River Laboratories International, Inc., (3)	1,022,077

21,684	Covance, Inc., (2), (3)	1,914,264

11,713	Mettler-Toledo International Inc., (3)	2,730,535

12,729	Techne Corporation	1,136,827
	Total Life Sciences Tools & Services	7,772,134

	Machinery – 5.2%

37,763	AGCO Corporation, (2)	2,103,399

19,281	CLARCOR, Inc.	1,113,671

18,853	Crane Company	1,371,179

52,463	Donaldson Company, Inc.	2,208,168

23,773	Graco Inc.	1,723,543

31,303	Harsco Corporation	749,081

31,911	IDEX Corporation	2,379,603

34,886	ITT Industries, Inc.	1,504,982

30,555	Kennametal Inc., (2)	1,427,835

32,187	Lincoln Electric Holdings Inc.	2,150,413

21,928	Nordson Corporation	1,630,347

34,144	Oshkosh Truck Corporation	1,895,333

18,158	SPX Corporation	1,849,211

43,151	Terex Corporation, (2)	1,868,007

30,969	Timken Company	1,953,525

30,735	Trinity Industries Inc.	2,306,969

9,136	Valmont Industries, Inc., (2)	1,360,442

37,329	Wabtec Corporation	2,782,877

23,480	Woodward Governor Company	1,052,608
	Total Machinery	33,431,193

	Marine – 0.3%

22,024	Kirby Corporation, (3)	2,216,055

	Media – 1.1%

22,410	AMC Networks Inc., Class A Shares, (3)	1,471,665

39,481	Cinemark Holdings Inc.	1,169,427

27,601	Dreamworks Animation SKG Inc., (2), (3)	663,252

17,946	John Wiley and Sons Inc., Class A	1,031,177

25,298	Lamar Advertising Company, (2), (3)	1,262,876

13,982	Meredith Corporation	616,187

47,373	New York Times, Class A, (2)	761,758
	Total Media	6,976,342

Nuveen Investments	43

Nuveen Mid Cap Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Metals & Mining – 1.6%

17,185	Carpenter Technology Inc.	$1,079,218

59,477	Cliffs Natural Resources Inc., (2)	1,053,932

45,355	Commercial Metals Company	870,816

12,925	Compass Minerals International, Inc., (2)	1,183,930

29,760	Reliance Steel & Aluminum Company	2,107,603

25,239	Royal Gold, Inc.	1,670,822

85,526	Steel Dynamics Inc.	1,562,560

20,693	Worthington Industries, Inc.	761,502
	Total Metals & Mining	10,290,383

	Multiline Retail – 0.3%

22,592	Big Lots, Inc., (2), (3)	892,384

116,904	J.C. Penney Company, Inc., (2), (3)	996,022
	Total Multiline Retail	1,888,406

	Multi-Utilities – 1.1%

43,043	Alliant Energy Corporation	2,517,155

17,247	Black Hills Corporation	996,014

73,276	MDU Resources Group Inc.	2,595,436

31,927	Vectren Corporation	1,295,278
	Total Multi-Utilities	7,403,883

	Oil, Gas & Consumable Fuels – 3.0%

18,929	Bill Barrett Corporation, (3)	448,239

33,548	Cimarex Energy Company	3,996,238

28,027	Energen Corporation	2,183,584

32,451	Gulfport Energy Corporation, (3)	2,390,665

78,903	HollyFrontier Company	4,149,509

23,706	Rosetta Resources, Inc., (3)	1,122,242

25,718	SM Energy Company	1,906,475

28,182	World Fuel Services Corporation, (2)	1,283,408

77,992	WPX Energy Inc., (3)	1,659,670
	Total Oil, Gas & Consumable Fuels	19,140,030

	Paper & Forest Products – 0.3%

13,043	Domtar Corporation	1,217,694

54,079	Louisiana-Pacific Corporation, (3)	886,355
	Total Paper & Forest Products	2,104,049

	Pharmaceuticals – 1.2%

53,155	Endo International PLC, (2), (3)	3,345,841

22,821	Mallinckrodt PLC, (2), (3)	1,625,540

24,275	Salix Pharmaceuticals Limited, (2), (3)	2,670,250
	Total Pharmaceuticals	7,641,631

44	Nuveen Investments

Shares	Description (1)	Value

	Professional Services – 1.0%

13,044	Corporate Executive Board Company	$900,297

15,642	FTI Consulting Inc., (2), (3)	536,521

29,930	Manpower Inc.	2,434,506

24,913	Towers Watson & Company, Class A Shares	2,795,737
	Total Professional Services	6,667,061

	Real Estate Investment Trust – 7.8%

27,333	Alexandria Real Estate Equities Inc.	2,017,722

40,660	American Campus Communities Inc., (2)	1,553,212

72,300	BioMed Realty Trust Inc.	1,511,070

32,921	Camden Property Trust, (2)	2,254,759

33,283	Corporate Office Properties	890,320

44,709	Corrections Corporation of America, (2)	1,466,455

126,584	Duke Realty Corporation	2,217,752

24,030	Equity One Inc.	541,396

40,211	Extra Space Storage Inc.	2,104,242

25,319	Federal Realty Investment Trust, (2)	2,975,995

31,875	Highwoods Properties, Inc., (2)	1,286,156

21,765	Home Properties New York, Inc.	1,340,724

57,246	Hospitality Properties Trust	1,720,242

29,239	Kilroy Realty Corporation, (2)	1,741,767

54,811	Liberty Property Trust	2,055,413

34,250	Mack-Cali Realty Corporation	697,673

28,983	Mid-America Apartment Communities	2,018,666

45,932	National Retail Properties, Inc., (2)	1,567,659

45,073	Omega Healthcare Investors Inc., (2)	1,567,639

15,712	Potlatch Corporation	600,670

48,904	Rayonier Inc.	2,205,570

79,549	Realty Income Corporation, (2)	3,456,404

35,547	Regency Centers Corporation	1,863,729

72,984	Senior Housing Properties Trust, (2)	1,712,934

35,544	SL Green Realty Corporation, (2)	3,721,812

24,745	Taubman Centers Inc., (2)	1,802,426

97,302	UDR Inc.	2,516,230

43,488	Weingarten Realty Trust, (2)	1,356,826
	Total Real Estate Investment Trust	50,765,463

	Real Estate Management & Development – 0.4%

16,706	Alexander & Baldwin Inc.	623,301

17,111	Jones Lang LaSalle Inc.	1,982,994
	Total Real Estate Management & Development	2,606,295

Nuveen Investments	45

Nuveen Mid Cap Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Road & Rail – 1.3%

21,863	Con-Way, Inc.	$928,740

19,216	Genesee & Wyoming Inc., (3)	1,902,576

35,134	J.B. Hunt Transports Serives Inc.	2,673,697

18,068	Landstar System	1,138,103

19,873	Old Dominion Frght Line, (3)	1,204,900

17,344	Werner Enterprises, Inc.	444,006
	Total Road & Rail	8,292,022

	Semiconductors & Equipment – 2.5%

236,520	Advanced Micro Devices, Inc., (2), (3)	967,367

166,330	Atmel Corporation, (3)	1,292,384

46,583	Cree, Inc., (2), (3)	2,197,320

52,495	Cypress Semiconductor Corporation, (3)	497,128

49,367	Fairchild Semiconductor International Inc., Class A, (3)	628,442

57,253	Integrated Device Technology, Inc., (3)	668,143

26,950	International Rectifier Corporation, (3)	701,778

49,355	Intersil Holding Corporation, Class A	609,041

109,141	RF Micro Devices, Inc., (3)	921,150

26,192	Semtech Corporation, (3)	628,084

15,154	Silicon Laboratories Inc., (3)	681,172

74,194	Skyworks Solutions Inc., (3)	3,045,664

97,419	SunEdison Inc., (2), (3)	1,873,367

73,950	Teradyne Inc., (2)	1,306,697
	Total Semiconductors & Equipment	16,017,737

	Software – 3.9%

15,463	ACI Worldwide, Inc., (3)	883,710

12,563	Advent Software Inc.	362,066

36,169	Ansys Inc., (3)	2,760,056

109,818	Cadence Design Systems, Inc., (2), (3)	1,708,768

16,775	CommVault Systems, Inc., (2), (3)	811,910

82,822	Compuware Corporation	858,036

17,766	Concur Technologies, Inc., (2), (3)	1,429,630

15,701	FactSet Research Systems Inc., (2)	1,672,157

13,921	Fair Isaac Corporation	796,281

52,997	Fortinet Inc., (3)	1,164,874

41,941	Informatica Corporation, (3)	1,486,808

36,789	Mentor Graphics Corporation	761,532

30,523	Micros Systems, Inc., (3)	1,571,935

46,392	Parametric Technology Corporation, (3)	1,640,885

40,114	Rovi Corporation, (3)	894,141

46	Nuveen Investments

Shares	Description (1)	Value

	Software (continued)

25,234	Solarwinds, Inc., (3)	$1,017,435

26,735	Solera Holdings Inc.	1,731,893

59,668	Synopsys Inc., (3)	2,244,710

60,494	Tibco Software Inc., (3)	1,187,497
	Total Software	24,984,324

	Specialty Retail – 3.6%

27,358	Aaron Rents Inc., (2)	806,240

29,482	Abercrombie & Fitch Co., Class A, (2)	1,083,758

28,380	Advance Auto Parts, Inc.	3,442,210

68,037	American Eagle Outfitters, Inc., (2)	786,508

18,293	Ann Inc., (3)	716,903

49,417	Ascena Retail Group Inc., (3)	849,972

18,038	Cabela’s Incorporated, (2), (3)	1,183,473

62,954	Chico’s FAS, Inc.	999,710

29,176	CST Brands Inc.	952,013

38,878	Dick’s Sporting Goods Inc.	2,047,315

58,258	Foot Locker, Inc.	2,710,745

23,706	Guess Inc.	637,928

17,138	Murphy USA Inc., (3)	728,365

182,661	Office Depot, Inc., (3)	747,083

21,261	Rent-A-Center Inc., (2)	621,034

31,384	Signet Jewelers Limited	3,179,827

33,361	Williams-Sonoma Inc., (2)	2,095,738
	Total Specialty Retail	23,588,822

	Textiles, Apparel & Luxury Goods – 1.1%

19,773	Carter’s Inc.	1,456,479

13,369	Deckers Outdoor Corporation, (2), (3)	1,055,483

38,241	Hanesbrands Inc.	3,139,205

47,706	Kate Spade & Company, (3)	1,658,738
	Total Textiles, Apparel & Luxury Goods	7,309,905

	Thrifts & Mortgage Finance – 0.6%

31,848	Astoria Financial Corporation, (2)	422,304

171,076	New York Community Bancorp Inc., (2)	2,636,281

40,431	Washington Federal Inc.	872,501
	Total Thrifts & Mortgage Finance	3,931,086

	Tobacco – 0.1%

9,056	Universal Corporation, (2)	494,186

Nuveen Investments	47

Nuveen Mid Cap Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)					Value

	Trading Companies & Distributors – 1.1%

18,161	GATX Corporation, (2)					$1,191,906

18,175	MSC Industrial Direct Inc., Class A					1,655,016

36,568	United Rentals Inc., (2), (3)					3,431,177

11,520	Watsco Inc.					1,185,523
	Total Trading Companies & Distributors					7,463,622

	Water Utilities – 0.3%

68,268	Aqua America Inc., (2)					1,712,844

	Wireless Telecommunication Services – 0.2%

39,003	Telephone and Data Systems Inc.					1,060,492
	Total Common Stocks (cost $415,966,722)					593,742,036

Shares	Description (1)					Value

	COMMON STOCK RIGHTS – 0.0%

100,634	Community Health Systems Inc., Stock Right, (3)					$6,048
	Total Common Stock Rights (cost $0)					6,048
	Total Long-Term Investments (cost $415,966,722)					593,748,084

Shares	Description (1)					Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 20.2%

	Money Market Funds – 20.2%

130,695,206	Mount Vernon Securities Lending Prime Portfolio, 0.172%, (4), (5)					$130,489,406
	Total Investments Purchased with Collateral from Securities Lending (cost $130,489,406)					130,489,406

Principal Amount (000)	Description (1)	Coupon		Maturity	Rating (6)	Value

	SHORT-TERM INVESTMENTS – 7.8%

	Money Market Funds – 7.4%

$47,742,884	First American Treasury Obligations Fund, Class Z	0.000	% (4)	N/A	N/A	$47,742,884

	U.S. Government and Agency Obligations – 0.4%

3,000	U.S. Treasury Bills, (7)	0.000%		7/24/14	AAA	2,999,895
	Total Short-Term Investments (cost $50,742,498)					50,742,779
	Total Investments (cost $597,198,626) – 119.8%					774,980,269
	Other Assets Less Liabilities – (19.8)%					(127,891,721)
	Net Assets – 100%					$647,088,548

Investments in Derivatives as of April 30, 2014

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Value	Unrealized Appreciation (Depreciation)
S&P MidCap 400 E-Mini Index	Long	397	6/14	$53,718,070	$(119,528)

48	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $127,620,886.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investment in Derivatives, Securities Lending for more information.

(6)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(7)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

N/A	Not applicable.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	49

Nuveen Small Cap Index Fund

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.6%

	COMMON STOCKS – 97.6%

	Aerospace & Defense – 1.8%

3,312	AAR Corporation	$85,781

1,544	Aerovironment, Inc., (2)	52,141

680	American Science & Engineering Inc.	45,696

2,690	API Technologies Corporation, (2)	6,133

1,256	Astronics Corporation, (2)	71,743

1,654	Cubic Corporation	78,449

3,903	Curtiss Wright Corporation, (3)	249,558

6,208	DigitalGlobe Inc., (2)	184,874

884	Ducommon Inc., (2), (3)	21,455

1,430	Engility Holdings Inc., (2)	62,405

292	Erickson Air-Crane Inc., (2), (3)	4,617

2,607	Esterline Technologies Corporation, (2)	284,215

5,042	GenCorp Inc., (2), (3)	88,538

5,529	Heico Corporation	305,864

1,049	Innovative Solutions & Support, Inc., (2)	7,060

2,657	Keyw Holding Corporation, (2), (3)	34,142

3,663	Kratos Defence & Security Solutions Inc., (2)	26,447

864	LMI Aerospace, Inc., (2), (3)	11,785

3,776	Moog Inc., CLass A Shares, (2)	247,139

401	National Presto Industries Inc.	28,976

4,999	Orbital Sciences Corporation, (2)	146,971

852	Sparton Corporation, (2)	23,140

4,268	Taser International, Inc., (2)	68,928

3,115	Teledyne Technologies Inc., (2)	289,259
	Total Aerospace & Defense	2,425,316

	Air Freight & Logistics – 0.4%

4,322	Air Transport Servcies Group Inc., (2)	33,841

2,152	Atlas Air Worldwide Holdings Inc., (2)	75,298

1,377	Echo Global Logistics, Inc., (2), (3)	26,934

2,515	Forward Air Corporation	111,238

3,082	Hub Group, Inc., (2)	137,611

722	Park Ohio Holdings Corporation, (2)	42,158

7,562	UTI Worldwide, Inc., (3)	74,032

4,293	XPO Logistics, Incorporated, (2), (3)	116,512
	Total Air Freight & Logistics	617,624

50	Nuveen Investments

Shares	Description (1)	Value

	Airlines – 0.5%

1,250	Allegiant Travel Company, (2)	$146,813

4,326	Hawaian Holdings Inc., (2), (3)	62,511

20,324	JetBlue Airways Corporation, (2), (3)	160,661

4,095	Republic Airways Holdings, Inc., (2)	34,029

4,323	Skywest Inc.	50,147

5,024	Spirit Airline Holdings, (2)	285,564
	Total Airlines	739,725

	Auto Components – 1.1%

5,603	American Axle and Manufacturing Holdings Inc., (2)	98,893

5,279	Cooper Tire & Rubber	132,767

13,122	Dana Holding Corporation	277,793

2,102	Dorman Products, Inc., (2), (3)	120,970

1,910	Drew Industries Inc., (2)	96,111

1,643	Federal Mogul Corporation, Class A Shares, (2)	28,292

821	Fox Factory Holding Corporation, (2), (3)	13,949

1,171	Fuel Systems Solutions, Inc., (2)	12,272

2,785	Gentherm Inc., (2)	101,235

3,934	Modine Manufacturing Company, (2)	64,832

1,168	Remy International Inc., (3)	30,975

507	Shiloh Industries, Inc., (2)	10,008

2,842	Spartan Motors, Inc.	15,091

1,651	Standard Motor Products Inc., (3)	62,721

2,374	Stoneridge Inc., (2)	25,378

1,936	Superior Industries International Inc.	40,927

5,069	Tenneco Inc., (2)	303,481

509	Tower International Inc., (2)	14,155
	Total Auto Components	1,449,850

	Automobiles – 0.0%

2,338	Winnebago Industries Inc., (2), (3)	55,878

	Banks – 7.0%

1,258	1st Source Corporation	37,098

2,491	1st United Bancorp Inc/North, (3)	18,234

609	Access National Corporation	8,983

655	American National Bankshares, Inc.	13,958

1,989	Ameris Bancorp., (2)	42,306

775	Ames National Corporation, (3)	16,918

888	Arrow Financial Corporation, (3)	22,227

1,361	Banc of California Inc.	17,108

590	BancFirst Corporation	34,344

Nuveen Investments	51

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Banks (continued)

2,439	Banco Latinoamericano de Exportaciones S.A	$62,731

2,738	Bancorp, Inc., (2)	43,315

7,933	BancorpSouth Inc., (3)	185,315

511	Bank of Kentucky Financial Corporation	17,635

453	Bank of Marin Bancorp California	20,571

2,591	Bank of the Ozarks, Inc., (3)	155,201

1,621	Banner Corporation	64,094

327	Bar Harbor Bankshares	12,289

6,581	BBCN Bancorp Inc.	101,413

1,526	BNC Bancorp., (3)	24,874

6,642	Boston Private Financial Holdings Inc.	83,091

931	Bridge Bancorp Inc.	22,642

744	Bridge Capital Holdings, (2)	16,666

1,126	Bryn Mawr Bank	30,717

272	C & F Financial, Inc.	8,500

636	Camden National Corporation	24,276

1,916	Capital Bank Financial Corporation, Class A Shares, (2)	45,697

1,039	Capital City Bank	14,442

2,522	Cardinal Financial Corporation, (3)	42,370

472	Cascade Bancorp., (2)	2,233

6,569	Cathay General Bancorp.	155,028

981	Center Bancorp, Inc., (3)	18,158

2,509	Centerstate Banks of Florida, Inc.	27,524

58	Central Pacific Financial Corporation	1,089

284	Century Bancorp, Inc.	9,514

2,457	Chemical Financial Corporation	68,968

300	Chemung Financial Corporation	8,577

1,027	Citizens & Northern Corporation	19,246

1,305	City Holding Company, (3)	56,102

1,198	CNB Financial Corporation	19,791

2,954	Cobiz, Inc., (3)	29,658

4,252	Columbia Banking Systems Inc.	105,535

3,334	Community Bank System Inc., (3)	123,991

1,168	Community Trust Bancorp, Inc.	43,064

876	CommunityOne Bancorp., (2)	8,541

145	ConnectOne Bancorp Inc., (2)	6,960

678	CU Bancorp., (2)	12,306

1,665	Customers Bancorp Inc., (2)	36,680

7,654	CVB Financial	110,677

52	Nuveen Investments

Shares	Description (1)	Value

	Banks (continued)

1,858	Eagle Bancorp, Inc., (2)	$62,039

1,856	Enterprise Bancorp, Inc., (3)	33,891

1,509	Enterprise Financial Services Corporation	26,966

12,519	F.N.B. Corporation PA	155,736

623	Farmers Capital Bank Corporation, (2), (3)	13,014

1,221	Fidelity Southern Corporation, (3)	16,129

1,150	Financial Institutions, Inc.	26,623

797	First Bancorp Maine	12,696

1,640	First Bancorp of North Carolina, Inc., (3)	28,224

6,009	First Bancorp of Puerto Rico, (2)	30,886

6,038	First Busey Corporation, (3)	33,209

8,158	First Commonwealth Financial Corporation	70,077

1,492	First Community Bancshares, Inc.	22,097

1,416	First Connecticut Bancorp.	22,444

4,822	First Financial Bancorp.	78,068

2,627	First Financial Bankshares, Inc., (3)	155,124

935	First Financial Corporation, (3)	29,929

2,002	First Financial Holdings Inc.	115,055

1,462	First Interstate BancSystem Inc., Montana	36,389

2,911	First Merchants Corporation	61,771

6,257	First Midwest Bancorp, Inc.	102,427

347	First NBC Bank Holding Company, (2)	10,792

659	First of Long Island Corporation	23,902

5,538	First Security Group, Inc., (2)	10,522

13,812	FirstMerit Corporation	267,815

2,569	Flushing Financial Corporation	49,376

1,415	German American Bancorp, Inc.	36,847

6,003	Glacier Bancorp, Inc., (3)	154,037

859	Great Southern Bancorp.	24,628

1,226	Guaranty Bancorp.	15,435

2,812	Hampton Roads Bankshares, Inc., (2), (3)	4,668

7,073	Hancock Holding Company	238,572

2,632	Hanmi Financial Corporation	55,983

1,235	Heartland Financial USA, Inc.	30,011

1,735	Heritage Commerce Coporation	14,088

1,262	Heritage Financial Corporation, (3)	20,394

1,681	Heritage Oaks Bancorp, (2)	12,456

3,770	Home Bancshares, Inc., (3)	119,547

1,208	Home Federal Bancorp, Inc.	18,180

Nuveen Investments	53

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Banks (continued)

1,609	HomeTrust Bancshares Inc., (2), (3)	$24,569

724	Horizon Bancorp.	14,473

1,369	Hudson Valley Holding Corporation, (3)	25,135

2,474	IberiaBank Corporation	155,615

1,907	Independent Bank Corporation	70,788

316	Independent Bank Group Inc.	15,550

4,442	International Bancshares Corporation	101,988

1,491	Intervest Bancshares Corporation, (2), (3)	11,287

4,207	Investors Bancorp, Inc.	112,453

2,979	Lakeland Bancorp, Inc., (3)	31,101

1,368	Lakeland Financial Corporation, (3)	50,069

504	LCNB Corporation, (3)	8,064

1,977	Macatawa Bank Corporation	9,628

1,698	Mainsource Financial Group	28,068

4,566	MB Financial, Inc.	122,551

725	Mercantile Bank Corporation	14,145

468	Merchants Bancshares, Inc.	13,605

1,178	Metro Bancorp, Inc., (2)	24,055

443	Middleburg Financial Corporation	7,677

685	Midsouth Bancorp Inc., (3)	11,453

565	MidWestOne Financial Group Inc.	13,916

4,163	National Bank Holdings Corporation, (3)	79,763

579	National Bankshares, Inc.	18,864

9,752	National Penn Bancshares, Inc.	95,277

3,649	NBT Bancorp, Inc.	82,650

2,105	NewBridge Bancorp., (2)	16,187

542	Northrim Bancorp, Inc.	13,003

3,802	OFG Bancorp., (3)	64,862

8,447	Old National Bancorp., (3)	119,272

885	OmniAmerican Bancorp Inc.	22,001

1,490	Pacific Continental Corporation	19,638

1,386	Pacific Premier Bancorp, Inc., (2), (3)	18,919

7,761	Pacwest Bancorp.	305,551

372	Palmetto Bancshares Inc., (2)	5,026

959	Park National Corporation	69,547

3,727	Park Sterling Bank Inc.	24,337

937	Peapack Gladstone Financial Corporation	17,812

401	Penns Woods Bancorp, Inc.	17,644

900	Peoples Bancorp, Inc.	23,463

54	Nuveen Investments

Shares	Description (1)	Value

	Banks (continued)

2,920	Pinnacle Financial Partners, Inc.	$100,944

972	Preferred Bank Los Angeles, (2)	20,849

5,409	Privatebancorp, Inc.	149,126

5,024	Prosperity Bancshares, Inc.	296,416

2,546	Renasant Corporation	69,302

807	Republic Bancorp, Inc.	19,376

2,476	S&T Bancorp, Inc., (3)	57,592

2,080	Sandy Spring Bancorp, Inc.	50,024

1,222	Seacoast Banking Corporation of Florida, (2)	12,957

1,014	Sierra Bancorp.	15,829

1,375	Simmons First National Corporation	49,720

1,560	Southside Bancshares, Inc.	43,025

1,641	Southwest Bancorp, Inc.	27,405

2,661	State Bank Financial Corporation	44,119

6,954	Sterling Bancorp.	83,170

963	Suffolk Bancorp., (2)	21,119

3,370	Sun Bancorp, Inc., (2)	12,806

15,539	Susquehanna Bancshs Inc.	160,984

1,204	SY Bancorp, Inc., (3)	35,494

1,440	Taylor Capital Group, Inc., (2)	30,658

3,399	Texas Capital BancShares, Inc., (2), (3)	190,990

1,204	Tompkins Financial Corporation	56,757

3,857	Towne Bank, (3)	59,514

1,334	Trico Bancshares, (3)	32,350

546	Tristate Capital Holdings Inc., (2)	7,142

5,597	Trustmark Corporation	128,003

2,972	UMB Financial Corporation	174,486

14,060	Umpqua Holdings Corporation, (3)	233,818

3,618	Union Bankshares Corporation, (3)	92,585

5,417	United Bankshares, Inc., (3)	158,447

3,590	United Community Banks, Inc., (2)	57,979

1,391	Univest Corporation of Pennsylvania	27,417

1,005	VantageSouth Bancshares Inc., (2)	6,171

3,089	ViewPoint Financial Group	80,530

1,292	Washington Banking Company	22,222

1,206	Washington Trust Bancorp, Inc.	41,245

7,521	Webster Financial Corporation	226,683

2,159	WesBanco, Inc.	65,288

1,206	West Bancorp, Inc., (3)	17,499

Nuveen Investments	55

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Banks (continued)

2,248	Westamerica Bancorp., (3)	$114,243

6,173	Western Alliance Bancorporation, (2)	142,411

5,160	Wilshire Bancorp, Inc.	51,600

2,668	Wintrust Financial Corporation	119,580

1,199	Yadkin Financial Inc., (2), (3)	22,961
	Total Banks	9,601,546

	Beverages – 0.2%

687	Boston Beer Company, (2), (3)	169,029

389	Coca-Cola Bottling Company Consolidated	31,987

880	Craft Brewers Alliance Inc., (2)	13,174

945	National Beverage Corporation, (2)	18,220
	Total Beverages	232,410

	Biotechnology – 4.1%

6,417	Acadia Pharmaceuticals, Inc., (2), (3)	129,174

591	Acceleron Pharma Inc., (2), (3)	20,301

8,047	Achillion Pharmaceuticals, Inc., (2), (3)	22,934

3,381	Acorda Therapeutics, Inc., (2)	119,856

2,402	Aegerion Pharmaceuticals Inc., (2)	106,313

569	Agios Pharmaceutical Inc., (2), (3)	23,932

4,844	Alnylam Pharmaceuticals, Inc., (2)	239,923

1,798	AMAG Pharmaceuticals Inc., (2)	32,831

2,534	Amicus Therapeutics, Inc., (2), (3)	5,625

2,112	Anacor Pharmaceuticals Inc., (2), (3)	34,785

18,149	Arena Pharmaceuticals, Inc., (2), (3)	116,154

349	Argos Therapeutics Inc., (2)	3,099

4,944	ArQule Inc., (2)	8,009

10,287	Array Biopharma, Inc., (2)	40,942

669	Auspex Pharmaceuticals Inc., (2), (3)	14,343

4,324	Aveo Pharmaceuticals Inc., (2)	5,319

439	Bind Theraputics Inc., (2)	4,140

3,077	BioTime Inc., (2)	7,969

569	Bluebird Bio Inc., (2), (3)	11,266

447	Cara Therapeutics Inc., (2)	6,432

10,800	Cell Therapeutics, Inc., (2), (3)	31,860

526	Celladon Corporation, (2)	6,181

7,415	Celldex Therapeutics, Inc., (2), (3)	111,225

320	Cellular Dynamics International Inc., (2)	3,824

5,593	Cepheid, Inc., (2), (3)	243,184

6,523	Chelsea Therapeutics International, Inc., (2), (3)	31,832

56	Nuveen Investments

Shares	Description (1)	Value

	Biotechnology (continued)

2,049	ChemoCentryx Inc., (2), (3)	$11,229

707	Chimerix Inc., (2)	13,659

1,491	Clovis Oncology Inc., (2)	80,618

499	Conatus Pharmaceuticals Inc., (2), (3)	3,069

553	Concert Pharmaceuticals Inc., (2)	4,944

2,881	Coronado Biosciences Inc., (2), (3)	5,013

7,134	Curis, Inc., (2), (3)	16,123

2,720	Cytokinetics, Inc., (2)	12,376

5,265	Cytori Therapeutics, Inc., (2), (3)	11,899

13,134	Dendreon Corporation, (2), (3)	33,886

291	Dicerna Pharmaceuticals Inc., (2)	5,462

1,089	Durata Therapeutics Inc., (2), (3)	14,745

11,179	Dyax Corporation, (2)	73,893

21,841	Dynavax Technologies Corporation, (2), (3)	35,601

278	Eagle Pharmaceuticals Inc., (2)	2,741

378	Eleven Biotherapeutics Inc., (2), (3)	5,099

2,287	Emergent BioSolutions, Inc., (2), (3)	60,285

303	Enanta Pharmaceuticals Inc., (2), (3)	11,275

3,131	Enzon Inc., (2)	2,787

558	Epizyme Inc., (2), (3)	12,176

381	Esperion Therapeutics Inc., (2), (3)	5,254

6,878	EXACT Sciences Corporation, (2), (3)	82,536

16,146	Exelixis, Inc., (2), (3)	57,157

1,869	Fibrocell Science Inc., (2), (3)	7,102

562	Five Prime Therapeutics Inc., (2)	7,851

375	Flexion Therapeutics Inc., (2)	4,444

572	Foundation Medicine Inc., (2)	16,680

9,796	Galena Biopharma Inc., (2), (3)	24,000

322	Genocea Biosciences Inc., (2)	6,247

1,395	Genomic Health, Inc., (2), (3)	36,605

12,873	Geron Corporation, (2), (3)	25,489

670	GlycoMimetics Inc., (2)	8,891

2,186	GTX, Inc., (2), (3)	3,366

8,018	Halozyme Therapeutics, Inc., (2), (3)	59,734

531	Harvard Appartus Regenerative Technology Inc., (2)	4,593

699	Hyperion Therapeutics Inc., (2), (3)	17,223

9,335	Idenix Pharmaceuticals Inc., (2), (3)	51,436

7,045	Immunogen, Inc., (2), (3)	91,162

Nuveen Investments	57

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Biotechnology (continued)

6,110	Immunomedics, Inc., (2), (3)	$25,723

3,990	Infinity Pharmaceuticals, Inc., (2)	38,982

2,883	Insmed Incorporated, (2)	40,189

672	Insys Therapeutics Inc., (2)	27,592

597	Intercept Pharmaceuticals Incorporated, (2), (3)	157,680

8,163	Intermune, Inc., (2), (3)	261,869

958	Intrexon Corporation, (2), (3)	18,087

8,843	Ironwood Pharmacauticals Inc., (2), (3)	97,450

9,360	ISIS Pharmaceuticals, Inc., (2), (3)	249,070

992	Kalobios Pharmaceuticals Inc., (2)	2,252

650	Karyopharm Therapeutics Inc., (2), (3)	17,440

7,418	Keryx Biopharmaceuticals, Inc., (2), (3)	109,564

872	Kindred Biosciences Inc., (2)	13,856

982	Kythera Biopharmaceuticals ,Incorporated, (2)	32,023

18,945	Lexicon Genetics, Inc., (2), (3)	29,175

1,484	Ligand Pharmceuticals, Inc., (2), (3)	93,744

515	MacroGenics Inc., (2)	10,269

12,396	MannKind Corporation, (2), (3)	81,194

1,004	MEI Pharma Inc., (2)	7,851

8,053	Merrimack Pharmaceuticals, Incorporated, (2), (3)	35,353

7,550	MiMedx Group Inc., (2), (3)	43,639

3,935	Momenta Pharmaceuticals, Inc., (2)	44,938

4,549	Nanosphere Inc., (2)	7,779

9,966	Navidea Biopharmaceuticals Incorporated, (2), (3)	16,643

6,261	Neurocrine Biosciences Inc., (2), (3)	87,779

1,527	NewLink Genetics Corporation, (2), (3)	33,594

15,503	Novavax, Inc., (2), (3)	67,903

8,361	NPS Pharmaceuticals, Inc., (2)	222,570

1,222	OncoGenex Pharmacuetical Inc., (2)	4,741

391	Oncomed Pharamceuticals Inc., (2), (3)	10,299

495	Onconova Therapeutics Inc., (2), (3)	2,762

782	Ophthotech Corporation, (2), (3)	26,580

15,733	Opko Health Inc., (2), (3)	130,112

9,269	Orexigen Therapeutics Inc., (2), (3)	52,092

1,382	Osiris Therapeutics, Inc., (2), (3)	19,666

747	OvaScience Inc., (2)	6,066

13,324	PDL Biopahrma Inc., (3)	113,121

14,664	Peregrine Pharmaceuticals, Inc., (2), (3)	25,515

910	Portola Pharmaceuticals Inc., (2)	21,349

58	Nuveen Investments

Shares	Description (1)	Value

	Biotechnology (continued)

5,689	Progenics Pharmaceuticals, Inc., (2)	$20,082

1,185	Prothena Corporation PLC, (2), (3)	26,070

943	PTC Therapeutics Inc., (2), (3)	18,426

1,932	Puma Biotechnology Inc , (2)	145,943

4,971	Raptor Pharmaceuticals Corporation, (2), (3)	41,110

604	Receptos Inc., (2)	20,409

848	Regulus Therapeutics Incorporated, (2)	6,046

2,620	Repligen Corporation, (2)	41,527

1,580	Retrophin Inc., (2)	22,578

7,262	Rigel Pharmaceuticals, Inc., (2), (3)	23,238

5,542	Sangamo Biosciences, Inc., (2)	76,701

3,125	Sarepta Therapautics Inc., (2), (3)	116,031

3,063	SIGA Technologies, Inc., (2), (3)	8,791

5,275	Spectrum Pharmaceuticals, Inc., (2), (3)	36,239

798	Stemline Therapeutics Inc., (2), (3)	12,217

3,131	Sunesis Pharmaceuticals, Inc., (2)	16,062

1,714	Synageva BioPharma Corporation, (2), (3)	148,038

6,714	Synergy Pharmaceuticals Inc., (2), (3)	30,146

4,157	Synta Pharmaceuticals Corporation, (2), (3)	17,501

2,327	Targacept, Inc., (2)	10,332

1,227	Tesaro Inc., (2)	30,626

299	Tetralogic Pharmaceuticals Inc., (2)	1,704

1,167	Tetraphase Pharmaceuticals Inc., (2)	12,534

1,495	TG Therapeutics Inc., (2), (3)	7,968

3,925	Threshold Pharmaceuticals, Inc., (2), (3)	16,093

614	Trevena Inc., (2)	3,076

550	Ultragenyx Pharmaceutical Inc., (2)	21,329

2,764	Vanda Pharmaceuticals, Inc., (2)	38,503

1,443	Verastem Inc., (2), (3)	12,049

6,330	Vical, Inc., (2), (3)	7,153

1,218	Xencor Inc., (2)	12,058

6,420	XOMA Limited, (2)	28,505

6,690	ZIOPHARM Oncology, Inc., (2), (3)	24,084
	Total Biotechnology	5,647,783

	Building Products – 0.8%

2,340	Aaon, Inc.	66,339

828	American Woodmark Company, (2)	24,848

2,395	Apogee Enterprises, Inc.	76,089

3,723	Builders FirstSource, Inc., (2)	29,226

Nuveen Investments	59

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Building Products (continued)

1,126	Continental Building Products Inc., (2)	$19,142

2,556	Gibraltar Industries Inc., (2)	43,656

3,719	Griffon Corporation	39,570

1,502	Insteel Industries, Inc.	30,911

1,724	NCI Building Systems Inc., (2)	26,963

611	Norcraft Companies Inc., (2)	9,703

751	Nortek Inc., (2)	61,702

555	Patrick Industries, Inc., (2)	22,239

2,765	PGT, Inc., (2)	27,512

1,315	Ply Gem Holdings Inc., (2)	16,766

3,089	Quanex Building Products Corporation	58,197

3,378	Simpson Manufacturing Company Inc.	110,765

1,433	Trex Company Inc., (2), (3)	112,519

1,655	Universal Forest Products Inc., (3)	83,561

6,388	USG Corporation, (2), (3)	190,746
	Total Building Products	1,050,454

	Capital Markets – 2.6%

18,730	Apollo Investment Corporation	149,653

1,579	Arlington Asset Investment Corporation	41,765

10,589	BGC Partners Inc., Class A	75,923

6,176	BlackRock Kelso Capital Corporation, (3)	56,078

1,655	Calamos Asset Management, Inc. Class A, (3)	20,158

1,122	Capital Southwest Corporation, (3)	39,382

332	Capitala Finance Corporation	6,102

781	CIFC Corporation, (3)	6,022

1,569	Cohen & Steers Inc., (3)	63,560

8,139	Cowen Group, Inc, Class A, (2), (3)	33,451

235	Diamond Hill Investment Group, Inc., (2)	27,899

2,635	Evercore Partners Inc.	140,788

729	FBR Capital Markets Corporation, (2)	18,808

1,142	Fidus Investment Corporation, (3)	20,921

11,398	Fifth Street Finance Corporation	106,115

4,076	Financial Engines Inc., (3)	180,363

3,049	FXCM Inc, Class A Shares	47,199

503	GAMCO Investors Inc.	38,193

500	Garrison Capital Inc, (3)	7,050

5,802	GFI Group, Inc., (3)	21,583

1,751	Gladstone Capital Corporation, (3)	16,932

1,930	Gladstone Investment Corporation	15,170

60	Nuveen Investments

Shares	Description (1)	Value

	Capital Markets (continued)

3,109	Golub Capital BDC Inc., (3)	$51,982

2,349	Greenhill & Co Inc., (3)	117,802

1,610	GSV Capital Corporporation, (2), (3)	14,136

5,130	Hercules Technology Growth Capital, Inc., (3)	70,178

2,758	HFF Inc., Class A Shares, (2)	93,772

686	Horizon Technology Finance Corporation, (3)	8,987

3,168	ICG Group Inc., (2)	64,564

1,173	INTL FCStone Inc., (2), (3)	22,193

3,102	Investment Technology Group, (2)	64,025

12,435	Janus Capital Group Inc., (3)	150,837

1,309	JMP Group Inc.	9,045

2,356	KCAP Financial Incorporated, (3)	18,777

5,921	KCG Holdings Inc., Class A Shares, (2)	58,914

8,581	Ladenburg Thalmann Financial Services Inc., (2), (3)	23,426

3,254	Main Street Capital Corporation, (3)	102,306

1,133	Manning & Napier Inc.	18,830

573	Marcus & Millichap Inc., (2)	9,472

5,935	MCG Capital Corporation	19,942

1,551	Medallion Financial Corporation	21,094

3,344	Medley Capital Corporation, (3)	43,606

1,885	MVC Capital Inc.	24,580

2,886	New Mountain Finance Corporation	41,299

1,752	NGP Capital Resources Company	11,931

826	Oppenheimer Holdings Inc., Class A	21,030

1,226	PennantPark Floating Rate Capital Inc., (3)	17,041

5,538	Pennantpark Investment Corporation	59,257

1,345	Piper Jaffray Companies, (2), (3)	58,992

23,199	Prospect Capital Corporation, (3)	250,781

946	Pzena Investments Management, Inc.	10,283

166	RCS Capital Corporation	5,710

1,748	Safeguard Scientifics Inc., (2)	36,725

459	Silvercrest Asset Management Corporation Class A	7,987

3,480	Solar Capital Limited	76,212

960	Solar Senior Capital Limited, (3)	15,888

1,439	Stellus Capital Investment Corporation, (3)	19,355

5,297	Stifel Financial Corporation, (2), (3)	247,741

2,411	SWS Group Inc., (2)	17,866

1,871	TCP Capital Corporation, (3)	30,291

4,379	Technology Investment Capital Corporation, (3)	42,170

Nuveen Investments	61

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Capital Markets (continued)

2,826	THL Credit Inc.	$37,953

2,297	Triangle Capital Corporation	59,883

563	Virtus Investment Partners Inc., (2)	104,149

3,075	Walter Investment Management Corporation , (2), (3)	81,734

582	Westwood Holding Group Inc.	33,855

575	WhiteHorse Finance Incorporated	7,843

8,371	WisdomTree Investments Inc., (2), (3)	94,509
	Total Capital Markets	3,532,068

	Chemicals – 2.3%

2,451	A Schulman, Inc.	88,040

1,678	Advanced Emissions Solutions Inc., (2)	38,477

2,386	American Vanguard Corp., (3)	42,495

1,657	Arabian American Development Company, (2)	18,111

5,818	Axiall Corporation	271,119

2,474	Balchem Corporation	153,264

4,508	Calgon Carbon Corporation, (2)	90,295

537	Chase Corporation, Common Stock	16,722

8,193	Chemtura Corporation, (2)	182,704

6,037	Ferro Corporation, (2)	78,360

3,977	Flotek Industries Inc., (2), (3)	111,396

1,811	FutureFuel Corporation	36,347

4,193	H.B. Fuller Company	194,262

785	Hawkins Inc	28,417

1,830	Innophos Holdings, Inc.	103,285

1,958	Innospec, Inc.	84,311

4,560	Interpid Potash Inc., (2), (3)	74,328

682	KMG Chemicals, Inc.	10,646

1,727	Koppers Holdings Inc.	73,743

2,711	Kraton Performance Polymers Inc., (2)	70,622

2,160	Landec Corporation, (2)	25,618

1,594	LSB Industries Inc., (2), (3)	60,875

455	Marrone Bio Innovations Inc., (2), (3)	5,542

2,905	Minerals Technologies Inc.	172,818

6,691	Olin Corporation, (3)	188,017

2,664	OM Group Inc.	78,029

3,922	OMNOVA Solutions Inc., (2)	35,769

800	Penford Corporation, (2)	10,080

8,281	PolyOne Corporation	310,289

1,095	Quaker Chemical Corporation	81,501

62	Nuveen Investments

Shares	Description (1)	Value

	Chemicals (continued)

4,170	Sensient Technologies Corporation	$225,389

1,570	Stepan Company, (3)	90,793

1,315	Taminco Corporation, (2)	26,418

2,051	Tredegar Corporation	42,681

1,887	Zep Inc.	32,626
	Total Chemicals	3,153,389

	Commercial Services & Supplies – 2.1%

4,555	ABM Industries Inc.	123,395

9,462	Acco Brands Corporation, (2)	58,002

1,843	Acorn Energy Inc., (2), (3)	4,276

1,789	American Ecology Corporation	79,879

3,140	ARC Document Solutions, (2)	20,096

3,851	Brady Corporation	99,317

3,996	Brinks Company	101,658

3,219	Casella Waste Systems, Inc., (2)	16,417

1,467	CECO Environmental Corporation, (3)	23,311

4,490	Cenveo Inc., (2), (3)	13,874

96	CompX International Inc.	883

955	Courier Corporation	13,876

4,239	Deluxe Corporation	232,933

2,189	EnerNOC, Inc., (2)	51,660

2,181	Ennis Inc.	32,628

1,630	G&K Services, Inc.	86,292

5,703	Healthcare Services Group, Inc., (3)	165,957

737	Heritage-Crystal Clean, Inc., (2), (3)	11,792

3,789	HNI Corporation	133,486

3,695	Innerworkings, Inc., (2), (3)	26,604

4,944	Interface, Inc.	88,943

789	Intersections, Inc.	4,434

2,703	Kimball International Inc., Class B	45,302

4,015	Knoll Inc.	73,033

2,100	McGrath Rentcorp.	66,318

4,885	Miller (Herman) Inc.	150,605

3,196	Mobile Mini, Inc.	141,199

2,360	MSA Safety Inc.	124,490

1,021	Multi Color Corporation	35,582

562	NL Industries Inc.	5,637

1,861	Performant Financial Corporation, (2)	16,209

2,083	Quad Graphics Inc., (3)	45,097

Nuveen Investments	63

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Commercial Services & Supplies (continued)

1,123	Schawk Inc.	$22,460

1,285	SP Plus Corporation, (2), (3)	31,380

7,026	Steelcase Inc.	115,788

9,484	Swisher Hygiene Inc., (2), (3)	3,807

1,715	Team, Inc., (2)	73,556

5,410	Tetra Tech, Inc., (2)	155,105

1,348	TRC Companies, (2)	7,994

1,221	UniFirst Corporation	117,509

3,379	United Stationers, Inc.	126,814

1,694	Viad Corporation	39,047

1,775	West Corporation	43,221
	Total Commercial Services & Supplies	2,829,866

	Communications Equipment – 1.7%

4,939	ADTRAN, Inc.	110,782

960	Alliance Fiber, (3)	18,451

344	Applied Optoelectronics Inc., (2)	7,740

9,709	Arris Group Inc., (2)	253,308

8,872	Aruba Networks, Inc., (2), (3)	175,399

5,104	Aviat Networks Inc., (2)	7,707

822	Bel Fuse, Inc., Class B	17,887

1,344	Black Box Corporation	28,573

2,922	CalAmp Corporation, (2)	51,866

3,337	Calix Inc., (2)	29,399

8,460	Ciena Corporation, (2), (3)	167,254

1,402	Comtech Telecom Corporation	44,514

2,155	Digi International, Inc., (2)	19,093

6,689	Emulex Corporation, (2)	47,826

7,750	Extreme Networks Inc., (2)	44,330

7,787	Finisar Corporation, (2), (3)	203,630

8,444	Harmonic Inc., (2)	59,361

10,181	Infinera Corporation, (2)	91,222

3,430	Interdigital Inc., (3)	119,090

4,707	IXIA, (2)	58,461

1,292	KVH Industries, Inc., (2)	17,455

3,211	Netgear, Inc., (2)	103,715

1,165	Numerex Corporation, (2), (3)	11,941

1,587	Oplink Communications, Inc., (2)	27,201

7,377	Parkervision, Inc., (2), (3)	33,639

1,539	PCTEL, Inc., (3)	12,697

64	Nuveen Investments

Shares	Description (1)	Value

	Communications Equipment (continued)

3,607	Plantronics Inc.	$157,157

1,713	Procera Networks Inc., (2), (3)	15,862

3,845	Ruckus Wireless Incorporated, (2)	40,180

4,906	ShoreTel, Inc., (2)	37,040

15,845	Sonus Networks, Inc., (2)	51,813

456	Tessco Technologies Inc.	14,998

1,050	Ubiquiti Networks Inc., (2), (3)	40,667

3,297	ViaSat, Inc., (2), (3)	211,700

3,705	Westell Technologies Inc., Class A, (2)	12,078
	Total Communications Equipment	2,344,036

	Computers & Peripherals – 0.4%

3,302	Cray, Inc., (2)	94,800

3,868	Electronics For Imaging, (2)	146,172

6,782	Fusion-io Inc., (2)	58,529

1,951	Hutchinson Technology Inc., (2), (3)	5,424

2,826	Imation Corporation, (2)	12,208

2,325	Immersion Corporation, (2), (3)	26,366

7,420	QLogic Corporation, (2)	85,924

17,692	Quantum Corporation, (2), (3)	19,107

2,819	Silicon Graphics International Corporation, (2), (3)	34,054

2,655	Super Micro Computer Inc., (2)	54,056

1,551	Violin Memory Inc., (2), (3)	5,584
	Total Computers & Peripherals	542,224

	Construction & Engineering – 0.9%

3,261	Aegion Corporation, (2)	83,123

1,630	Ameresco Inc., Class A Shares, (2)	10,448

1,164	Argan, Inc., (2)	31,160

3,099	Comfort Systems USA Inc.	46,485

2,756	Dycom Industries Inc., (2)	86,538

5,593	Emcor Group Inc.	257,222

3,117	Furmanite Corporation, (2)	32,666

3,235	Granite Construction Inc.	120,924

4,950	Great Lakes Dredge & Dock Corporation, (2)	42,719

1,651	Layne Christensen Company, (2), (3)	28,760

4,951	MasTec Inc., (2), (3)	195,961

1,749	MYR Group Inc., (2)	41,032

786	Northwest Pipe Company, (2), (3)	28,115

2,271	Orion Marine Group Inc., (2)	26,639

2,162	Pike Electric Corporation, (2)	20,755

Nuveen Investments	65

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Construction & Engineering (continued)

2,941	Primoris Services Corporation	$82,289

1,385	Sterling Construction Company, Inc., (2)	10,637

3,089	Tutor Perini Corporation, (2)	91,434
	Total Construction & Engineering	1,236,907

	Construction Materials – 0.2%

6,090	Headwater Inc., (2)	76,003

1,813	Texas Industries Inc., (2), (3)	157,187

162	United States Lime & Minerals, Inc.	8,758

1,180	US Concrete, Inc., (2)	29,052
	Total Construction Materials	271,000

	Consumer Finance – 0.7%

2,378	Cash America International, Inc., (3)	103,562

1,507	Consumer Portfolio Services, Inc., (2), (3)	10,519

592	Credit Acceptance Corporation, (2)	77,860

3,375	DFC Global Corporation, (2)	31,455

2,084	Encore Capital Group, Inc., (2), (3)	90,070

4,254	EZCORP, Inc., (2)	44,369

2,432	First Cash Financial Services, Inc., (2), (3)	118,609

761	First Marblehead Corporation, (2)	4,003

2,150	Green Dot Corporation, Class A Shares, (2)	37,346

1,438	Imperial Holdings, Incorporated, (2)	9,620

932	JGWPT Holdings Inc., Class A Shares, (2)	13,206

1,907	Nelnet Inc.	80,590

856	Nicholas Financial, Inc.	13,456

4,227	Porfolio Recovery Associates, Inc., (2), (3)	241,573

448	Regional Management Corporation, (2)	6,872

2,015	Springleaf Holdings Inc., (2), (3)	46,305

718	World Acceptance Corporation, (2), (3)	52,127
	Total Consumer Finance	981,542

	Containers & Packaging – 0.3%

338	AEP Industries, Inc., (2)	12,040

4,613	Berry Plastics Corporation, (2)	103,746

17,494	Graphic Packaging Holding Company, (2)	179,488

2,349	Myers Industries, Inc.	43,926

464	UFP Technologies, Inc., (2)	11,767
	Total Containers & Packaging	350,967

	Distributors – 0.2%

1,557	Audiovox Corporation, (2)	18,295

957	Core-Mark Holding Company, Inc.	77,077

66	Nuveen Investments

Shares	Description (1)	Value

	Distributors (continued)

3,882	Pool Corporation	$229,116

542	Weyco Group, Inc.	13,599
	Total Distributors	338,087

	Diversified Consumer Services – 1.0%

1,468	American Public Education Inc., (2)	50,793

1,178	Ascent Media Corporation, (2)	81,011

1,225	Bridgepoint Education Inc., (2)	19,416

987	Bright Horizons Family Solutions Inc., (2)	40,250

922	Capella Education Company	53,808

4,598	Career Education Corporation, (2), (3)	33,198

1,309	Carriage Services Inc., (3)	21,062

6,606	Corinthian Colleges Inc., (2), (3)	7,597

2,013	Education Management Corporation, (2), (3)	7,992

3,784	Grand Canyon Education Inc., (2)	163,166

4,580	Hillenbrand Inc.	139,232

1,745	Houghton Mifflin Harcourt Company, (2)	35,650

1,946	ITT Educational Services, Inc., (2), (3)	52,542

382	JTH Holdings Inc., Class A Shares, (2), (3)	10,390

2,264	K12, Inc., (2)	53,612

5,326	LifeLock, Incorporated, (2)	83,618

2,001	Lincoln Educational Services Corporation	8,164

2,300	Matthews International Corporation, (3)	92,805

3,959	Regis Corporation	52,021

5,690	Sothebys Holdings Inc., (3)	239,321

1,222	Steiner Leisure Limited, (2)	52,754

900	Strayer Education Inc., (2)	38,367

1,768	Universal Technical Institute Inc., (3)	21,234
	Total Diversified Consumer Services	1,358,003

	Diversified Financial Services – 0.3%

194	California First National Bancorp.	2,877

918	Gain Capital Holdings Inc., (3)	9,272

3,126	Marketaxess	168,429

688	Marlin Business Services Corporation	11,813

2,188	Newstar Financial, Inc., (2), (3)	24,987

4,758	PHH Corporation, (2)	113,098

1,895	PICO Holdings, Inc., (2)	44,059

1,013	Resource America Inc.	8,621
	Total Diversified Financial Services	383,156

Nuveen Investments	67

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Diversified Telecommunication Services – 0.6%

7,280	8X8, Inc., (2)	$70,616

766	Atlantic Tele-Network, Inc.	45,324

2,235	Cbeyond Inc., (2)	22,104

17,328	Cincinnati Bell Inc., (2)	58,049

3,935	Cogent Communications Group, Inc.	135,639

3,343	Consolidated Communications Holdings, Inc., (3)	66,593

1,730	FairPoint Communications Inc., (2), (3)	23,597

2,622	General Communication, Inc., (2)	27,374

862	Hawaiian Telcom Holdco Inc., (2), (3)	22,946

1,132	Hickory Tech Corporation, (2)	13,437

1,281	IDT Corporation, (3)	20,291

4,447	inContact, Inc., (2)	36,688

2,712	Inteliquent Incn	36,992

5,350	Iridium Communications Inc., (2), (3)	35,685

1,287	Lumos Networks Corporation	17,001

3,020	Orbcomm, Inc., (2)	18,935

4,009	Premiere Global Services, Inc., (2)	50,994

640	Straight Path Communications Inc., Class B Shares, (2)	4,480

5,533	TowerStream Corporation, (2), (3)	10,236

1,546	VocalTec Communications Limited, (2), (3)	27,333

12,946	Vonage Holdings Corporation, (2)	49,713
	Total Diversified Telecommunication Services	794,027

	Electric Utilities – 1.4%

3,326	ALLETE Inc	172,154

5,038	Cleco Corporation	264,747

3,352	El Paso Electric Company	126,773

3,556	Empire District Electric Company	86,482

1,075	Genie Energy Limited, Class B Shares, (2), (3)	8,708

4,187	IDACORP, INC	235,058

2,890	MGE Energy, Inc.	110,456

1,875	NRG Yield Inc., Class A Shares, (3)	80,325

3,022	Otter Tail Power Corporation	88,545

6,638	PNM Resources Inc.	183,740

5,850	Portland General Electric Company, (3)	195,800

4,705	UIL Holdings Corporation	172,815

1,151	Unitil Corp.	38,213

3,455	UNS Energy Corporation	207,507
	Total Electric Utilities	1,971,323

68	Nuveen Investments

Shares	Description (1)	Value

	Electrical Equipment – 1.4%

3,570	Acuity Brands Inc., (3)	$444,715

4,388	American Superconductor Corporation, (2), (3)	5,617

2,123	AZZ Inc., (3)	92,181

25,382	Capstone Turbine Corporation, (2), (3)	52,287

1,722	Encore Wire Corporation	83,913

4,011	EnerSys	271,063

1,331	Enphase Energy Incorporated, (2), (3)	10,049

3,952	Franklin Electric Company, Inc.	152,824

16,453	Fuelcell Energy Inc., (2), (3)	37,348

4,296	Generac Holdings Inc., (2), (3)	252,948

4,146	General Cable Corporation	106,221

1,418	Global Power Equipment Group Inc., (3)	24,858

9,738	GrafTech International Ltd., (2), (3)	109,163

1,801	LSI Industries, Inc.	13,706

3,888	Polypore International Inc., (2), (3)	134,836

767	Powell Industries Inc.	48,566

167	Power Solutions International Inc., (2)	13,819

1,802	PowerSecure International, Inc., (2)	40,058

214	Preformed Line Products Company	12,789

2,471	Revolution Lighting Technologies Inc., (2), (3)	7,191

2,260	Thermon Group Holdings Inc., (2)	53,833

1,473	Vicor Corporation, (2), (3)	12,314
	Total Electrical Equipment	1,980,299

	Electronic Equipment & Instruments – 2.7%

1,634	Aeroflex Holding Corporation, (2)	12,500

1,184	Agilysys Inc., (2)	14,847

2,259	Anixter International Inc., (2)	221,337

1,197	Badger Meter Inc., (3)	59,311

3,669	Belden Inc.	270,809

4,531	Benchmark Electronics Inc., (2)	105,029

3,419	Checkpoint Systems Inc., (2)	43,661

7,243	Cognex Corporation, (2)	249,376

2,029	Coherent Inc., (2)	121,152

383	Control4 Corporation, (2), (3)	6,764

2,794	CTS Corporation	49,705

3,044	Daktronics Inc.	39,633

1,522	DTS, Inc., (2)	28,324

1,565	Electro Rent Corporation	25,275

1,986	Electro Scientific Industries Inc., (3)	16,841

Nuveen Investments	69

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Electronic Equipment & Instruments (continued)

2,363	Fabrinet, (2)	$51,041

1,424	FARO Technologies, Inc., (2), (3)	56,818

3,478	FEI Company	276,571

2,530	GSI Group, Inc., (2)	30,714

4,255	II VI Inc., (2)	61,272

3,626	Insight Enterprises Inc., (2)	94,711

4,731	InvenSense Incorporated, (2), (3)	101,858

3,294	Itron Inc., (2), (3)	125,172

3,743	Kemet Corporation, (2)	18,752

1,842	Littelfuse Inc.	166,793

2,432	Maxwell Technologies, Inc., (2)	36,626

1,287	Measurement Specialties, Inc., (2)	82,818

2,693	Mercury Computer Systems Inc., (2)	37,594

205	Mesa Laboratories, Inc.	17,569

3,089	Methode Electronics, Inc.	85,689

1,318	MTS Systems Corporation	84,971

732	Multi Fineline Electronix, Inc., (2)	9,062

2,267	Neonode Incorporated, (2), (3)	12,128

3,256	Newport Corporation, (2)	60,822

1,661	OSI Systems Inc., (2)	92,700

1,736	Park Electrochemical Corporation	46,282

777	PC Connection, Inc., (2)	15,548

2,842	Plexus Corporation, (2)	119,137

2,358	Radisys Corporation, (2)	7,546

3,373	RealD Inc., (2)	36,968

948	Richardson Electronics Limited	9,499

2,356	Rofin Sinar Technologies Inc., (2)	52,303

1,422	Rogers Corporation, (2)	85,348

6,898	Sanmina-SCI Corporation, (2)	139,685

2,323	ScanSource, Inc., (2)	89,226

3,750	Speed Commerce Inc., (2)	12,375

2,200	SYNNEX Corporation, (2)	148,236

4,412	TTM Technologies, Inc., (2)	34,811

843	Uni-Pixel Inc., (2), (3)	4,611

3,351	Universal Display Corporation, (2), (3)	87,294

304	Viasystems Group Inc., (2)	3,654

1,031	Vishay Precision Group Inc., (2), (3)	16,733

1,386	Zygo Corporation, (2)	26,667
	Total Electronic Equipment & Instruments	3,704,168

70	Nuveen Investments

Shares	Description (1)	Value

	Energy Equipment & Services – 1.9%

2,493	Basic Energy Services, Inc., (2)	$65,865

719	Bolt Technology Corporation	12,137

3,012	Bristow Group Inc.	231,322

3,755	C&J Energy Services Inc., (2), (3)	112,875

8,161	Cal Dive International Inc., (2), (3)	12,078

1,649	Carbo Ceramics Inc., (3)	230,712

2,957	CHC Group Limited, (2)	19,960

672	Dawson Geophysical Company	18,991

1,677	ERA Group Incorporated, (2)	47,878

4,798	Exterran Holdings, Inc., (3)	206,410

3,279	Forum Energy Technologies Incorporated, (2)	97,911

1,075	Geospace Technologies Corporation, (2), (3)	62,490

1,204	Gulf Island Fabrication, Inc., (3)	24,152

2,224	Gulfmark Offshore Inc.	100,102

8,828	Helix Energy Solutions Group, (2)	212,225

13,291	Hercules Offshore Inc., (2)	59,411

2,983	Hornbeck Offshore Services Inc., (2)	123,586

11,661	ION Geophysical Corporation, (2), (3)	51,308

12,692	Key Energy Services Inc., (2)	127,428

2,173	Matrix Service Company, (2)	67,298

1,069	Mitcham Industries, Inc., (2)	14,752

1,031	Natural Gas Services Group, (2)	31,641

7,179	Newpark Resources Inc., (2), (3)	86,435

5,944	North Atlantic Drilling Limited, (3)	51,000

1,188	Nuverra Environmental Solutions, (2), (3)	20,208

9,926	Parker Drilling Company, (2)	65,809

1,048	PHI Inc Non-Voting, (2)	46,950

5,181	Pioneer Energy Services Corporation, (2)	77,560

987	RigNet, Inc., (2)	46,152

1,675	SeaCor Smit Inc., (2), (3)	139,678

2,517	Tesco Corporation, (2)	50,340

6,522	TETRA Technologies, (2)	81,525

1,324	TGC Industries Inc., (2)	6,699

16,750	Vantage Drilling Company, (2), (3)	27,973

3,331	Willbros Group Inc., (2)	37,007
	Total Energy Equipment & Services	2,667,868

	Food & Staples Retailing – 1.3%

2,337	Andersons, Inc.	145,572

3,195	Casey’s General Stores, Inc.	219,369

Nuveen Investments	71

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Food & Staples Retailing (continued)

1,308	Fairway Group Holdings Inc., (2), (3)	$9,064

986	Ingles Markets, Inc.	22,668

738	Natural Grocers by Vitamin Cottage Incorporated, (2)	26,273

1,963	Pantry, Inc., (2)	29,524

1,572	PriceSmart, Inc.	150,975

60,700	Rite Aid Corporation, (2)	443,110

2,286	Roundys Inc.	15,476

2,962	Spartan Stores, Inc.	63,801

16,917	SUPERVALU INC., (2), (3)	118,250

1,504	Susser Holdings Corporation, (2), (3)	116,380

1,378	The Chef’s Warehouse Inc., (2), (3)	27,684

4,109	United Natural Foods Inc., (2), (3)	283,644

527	Village Super Market, Inc.	12,748

917	Weis Markets Inc.	42,265
	Total Food & Staples Retailing	1,726,803

	Food Products – 1.7%

241	Alico Inc.	8,416

1,141	Annie’s Incorporated, (2)	37,094

4,406	B&G Foods Inc., (3)	144,517

4,959	Boulder Brands Inc., (2)	73,195

1,019	Calavo Growers, Inc.	31,681

1,148	Cal-Maine Foods, Inc.	68,455

3,871	Chiquita Brands International Inc., (2)	44,439

13,157	Darling International Inc., (2)	263,272

1,851	Diamond Foods Inc., (2)	56,585

503	Farmer Brothers Company, (2)	9,914

3,155	Fresh Del Monte Produce Inc., (3)	91,148

218	Griffin Land & Nurseries, Inc.	6,366

3,200	Hain Celestial Group Inc., (2), (3)	275,264

1,171	Inventure Group, (2)	14,075

1,155	J&K Snack Foods Corporation	108,108

681	John B Sanfillippo & Son, Inc.	15,697

1,543	Lancaster Colony Corporation	146,400

384	Lifeway Foods, Inc.	5,764

834	Limoneira Company	19,157

1,659	Omega Protein Corporation, (2)	18,846

5,051	Pilgrim’s Pride Corporation, (2)	110,415

3,196	Post Holdings Inc., (2), (3)	167,023

1,917	Sanderson Farms Inc., (3)	157,712

72	Nuveen Investments

Shares	Description (1)	Value

	Food Products (continued)

24	Seaboard Corproation, (2)	$58,512

678	Seneca Foods Corporation, (2)	19,255

3,962	Snyders Lance Inc.	105,231

1,679	Tootsie Roll Industries Inc., (3)	47,331

3,021	Treehouse Foods Inc., (2)	226,092
	Total Food Products	2,329,964

	Gas Utilities – 0.9%

802	Chesapeake Utilities Corporation	50,735

572	Delta Natural Gas Company, Inc., (3)	10,908

2,524	Laclede Group Inc.	119,663

3,481	New Jersey Resources Corporation	173,110

2,083	Northwest Natural Gas Company, (3)	92,214

6,293	Piedmont Natural Gas Company, (3)	225,226

2,663	South Jersey Industries Inc.	152,989

3,860	Southwest Gas Corporation	212,339

4,308	WGL Holdings Inc.	171,415
	Total Gas Utilities	1,208,599

	Health Care Equipment & Supplies – 3.2%

1,841	Abaxis, Inc., (2), (3)	74,763

3,229	Abiomed, Inc., (2), (3)	76,495

6,177	Accuray, Inc., (2), (3)	51,887

6,095	Align Technology, Inc., (2)	307,127

5,167	Alphatec Holdings, Inc., (2)	6,975

947	Analogic Corporation	71,101

2,053	AngioDynamics, Inc., (2)	27,592

1,001	Anika Therapeutics, Inc., (2)	42,783

9,394	Antares Pharma Inc., (2), (3)	26,115

2,179	Arthrocare Corporation, (2)	105,747

2,009	AtriCure, Inc., (2)	30,939

121	ATRION Corporation	34,888

2,872	Biolase Technology, Inc., (2), (3)	5,544

2,732	Cantel Medical Corporation	90,593

2,043	Cardiovascular Systems, Inc., (2)	58,736

5,809	Cerus Corporation, (2), (3)	25,153

2,312	Conmed Corporation	107,115

2,289	CryoLife Inc., (3)	20,784

1,223	Cutera, Inc., (2)	12,609

2,303	Cyberonics, (2)	136,245

1,597	Cynosure, Inc., (2)	39,190

Nuveen Investments	73

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

1,687	Derma Sciences Inc., (2), (3)	$17,444

5,892	DexCom, Inc., (2)	191,136

5,233	Endologix, Inc., (2)	66,354

778	Exactech, Inc., (2)	17,287

2,988	Genmark Diagnostics Inc., (2), (3)	26,743

4,552	Globus Medical Inc, Class A, (2)	111,160

1,992	Greatbatch, Inc., (2)	91,692

3,949	Haemonetics Corporation, (2)	119,892

1,363	Heartware International Inc., (2)	115,800

1,001	ICU Medical, Inc., (2)	55,836

421	Inogen Inc., (2)	5,940

4,453	Insulet Corporation, (2)	167,566

1,666	Integra Lifesciences Holdings Corporation, (2), (3)	75,936

2,668	Invacare Corporation	42,154

478	LDR Holding Corporation, (2)	11,912

4,059	Masimo Corporation, (2), (3)	108,619

1,213	Medical Action Industries, Inc., (2), (3)	7,775

3,456	Meridian Bioscience, Inc., (3)	69,016

3,547	Merit Medical Systems, Inc., (2)	45,650

2,668	Natus Medical, Inc., (2)	66,246

2,990	Neogen Corporation, (2)	124,907

3,686	NuVasive, Inc., (2)	124,255

4,979	Nxstage Medical, Inc., (2)	56,960

4,628	OraSure Technologies, Inc., (2)	30,313

1,621	Orthofix International NV, (2)	48,954

512	Oxford Immunotec Global PLC, (2), (3)	9,165

1,170	PhotoMedex, Inc., (2), (3)	17,679

2,340	Quidel Corporation, (2), (3)	50,193

3,271	Rockwell Medical Technologies, Inc., (2), (3)	33,233

4,690	RTI Biologics Inc., (2)	20,167

3,362	Spectranetics Corporation, (2)	71,476

3,062	STAAR Surgical Company, (2)	52,085

4,912	Steris Corporation	236,022

1,208	Surmodics Inc., (2)	26,286

3,107	Symmetry Medical, Inc., (2)	25,664

765	Tandem Diabetes Care Inc., (2), (3)	13,441

2,419	TearLab Corporation, (2), (3)	10,450

4,777	Thoratec Corporation, (2)	156,590

2,168	Tornier N.V, (2)	36,791

74	Nuveen Investments

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

8,531	Unilife Corporation, (2), (3)	$27,726

275	Utah Medical Products, Inc.	13,967

1,376	Vascular Solutions, Inc., (2)	30,148

419	Veracyte Inc., (2)	5,367

4,546	Volcano Corporation, (2), (3)	79,828

5,764	West Pharmaceutical Services Inc.	250,042

3,123	Wright Medical Group, Inc., (2)	85,414

1,474	Zeltiq Aesthetics Inc, (2)	26,959
	Total Health Care Equipment & Supplies	4,430,621

	Health Care Providers & Services – 2.6%

2,952	Acadia Healthcare Company Inc., (2), (3)	124,043

456	Addus HomeCare Corporation, (2)	9,859

3,241	Air Methods Corporation, (2), (3)	180,426

416	Alliance Imaging Inc., (2), (3)	11,839

688	Almost Family, Inc., (2), (3)	14,771

2,622	Amedisys, Inc., (2), (3)	35,738

3,837	AMN Healthcare Services Inc., (2)	47,886

2,666	AmSurg Corporation, (2)	115,464

2,038	Bio-Reference Laboratories, Inc., (2), (3)	51,765

4,858	Bioscrip, Inc., (2)	33,617

2,387	Capital Senior Living Corporation, (2)	59,031

4,536	Centene Corporation, (2)	301,190

1,467	Chemed Corporation, (3)	122,157

1,046	Chindex International, Inc., (2), (3)	24,926

951	Corvel Corporation, (2)	43,309

2,261	Cross Country Healthcare, Inc., (2)	16,030

3,358	Emeritus Corporation, (2), (3)	100,169

1,621	Ensign Group Inc.	68,893

2,522	ExamWorks Group Inc., (2)	92,810

3,572	Five Star Quality Care Inc., (2)	17,253

2,610	Gentiva Health Services, Inc., (2)	19,653

2,890	Hanger Orthopedic Group Inc., (2)	100,196

7,269	HealthSouth Corporation	251,798

2,850	Healthways Inc., (2), (3)	51,300

1,398	IPC The Hospitalist Company, Inc., (2), (3)	56,619

4,504	Kindred Healthcare Inc.	113,050

793	Landauer Inc.	34,289

1,005	LHC Group, Inc., (2)	20,884

2,093	Magellan Health Services, Inc., (2)	120,808

Nuveen Investments	75

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

2,362	Molina Healthcare Inc., (2), (3)	$88,339

1,067	MWI Veterinary Supply, Inc., (2)	167,135

896	National Healthcare Corporation, (3)	49,038

817	National Research Corporation, (2), (3)	12,876

5,277	Owens and Minor Inc., (3)	176,991

2,475	Pharmerica Corporation, (2)	67,295

884	Providence Service Corporation, (2)	35,899

4,055	Select Medical Corporation	56,608

1,653	Skilled Healthcare Group Inc., (2)	8,529

935	Surgical Care Affiliates Inc., (2)	27,470

5,725	Team Health Holdings Inc., (2), (3)	277,548

1,974	Triple-S Management Corporation, Class B Shares, (2)	29,571

3,201	Universal American Corporation, (2)	22,951

1,005	US Physical Therapy, Inc.	31,004

90	USMD Holdings Inc., (2)	1,134

3,623	Wellcare Health Plans Inc., (2)	244,444
	Total Health Care Providers & Services	3,536,605

	Health Care Technology – 0.7%

3,054	AthenaHealth Inc., (2)	377,597

924	Computer Programs and Systems, Inc.	58,332

1,678	Healthstream, Inc., (2)	38,007

7,308	HMS Holdings Corporation, (2)	118,170

5,077	MedAssets Inc., (2)	115,908

4,432	Medidata Solutions, Inc., (2), (3)	160,926

5,441	Merge Healthcare Incorporated, (2)	12,405

2,862	Omnicell, Inc., (2)	75,786

3,325	Quality Systems Inc.	49,110

1,757	Vocera Communications Incorporated, (2)	26,794
	Total Health Care Technology	1,033,035

	Hotels, Restaurants & Leisure – 2.6%

106	Biglari Holdings Inc., (2)	45,476

2,055	BJ’s Restaurants, Inc., (2)	58,670

4,609	Bloomin Brands, (2)	98,264

2,324	Bob Evans Farms	108,926

5,789	Boyd Gaming Corporation, (2)	68,426

1,632	Bravo Brio Restaurant Group, (2)	24,431

1,564	Buffalo Wild Wings, Inc., (2)	228,532

3,532	Caesar’s Entertainment Corporation, (2), (3)	65,236

1,973	Carrols Restaurant Group, Inc., (2), (3)	13,239

76	Nuveen Investments

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

1,519	CBRL Group Inc.	$143,910

4,443	Cheesecake Factory Inc., (3)	199,446

1,146	Churchill Downs Inc.	100,653

1,352	Chuy’s Holdings Inc., (2)	48,604

1,721	ClubCorp Holdings Inc., (3)	32,424

891	Del Friscos Restaurant Group, (2)	23,175

7,648	Denny’s Corporation, (2)	51,548

1,485	Diamond Resorts International Inc., (2)	27,784

1,378	DineEquity Inc., (3)	104,466

829	Diversified Restaurant Holdings Inc., (2)	4,153

499	Einstein Noah Restaurant Group	7,665

1,863	Fiesta Restaurant Group, (2)	68,204

557	Ignite Restaurant Group, Incorporated, (2), (3)	7,876

3,282	Interval Leisure Group Inc., (3)	84,577

2,320	Intl Speedway Corporation	72,941

1,495	Intrawest Resorts Holdings Inc., (2), (3)	16,953

1,764	Isle of Capri Casinos, (2)	11,995

3,707	Jack in the Box Inc., Term Loan, (2)	198,473

1,392	Jamba, Inc., (2)	15,396

5,457	Krispy Kreme Doughnuts Inc., (2), (3)	95,716

3,588	Life Time Fitness Inc., (2), (3)	172,224

1,663	Luby’s Inc., (2), (3)	9,013

1,543	Marcus Corporation	25,814

2,430	Marriott Vacations World, (2)	132,386

715	Monarch Casino & Resort, Inc., (2)	11,469

2,220	Morgans Hotel Group Company, (2)	16,650

2,405	Multimedia Games, Inc., (2)	70,226

226	Nathan’s Famous, Inc., (2)	11,137

513	Noodles & Company, (2), (3)	16,821

7,984	Orient Express Hotels Limited, (2)	104,590

2,670	Papa John’s International, Inc.	117,106

4,866	Pinnacle Entertainment Inc., (2)	113,232

1,990	Popeye’s Louisiana Kitchen Inc., (2)	75,819

717	Potbelly Corporation, (2), (3)	12,189

1,180	Red Robin Gourmet Burgers, Inc., (2)	80,216

5,078	Ruby Tuesday, Inc., (2)	39,151

2,986	Ruth’s Chris Steak House, Inc.	37,594

3,978	Scientific Games Corporation, (2)	47,656

4,679	Sonic Corporation, (2), (3)	89,088

Nuveen Investments	77

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

969	Speedway Motorsports Inc.	$17,626

4,826	Texas Roadhouse, Inc.	119,395

2,002	Town Sports International	14,034

2,992	Vail Resorts, Inc.	207,136
	Total Hotels, Restaurants & Leisure	3,567,731

	Household Durables – 1.0%

905	Bassett Furniture, Inc., (3)	12,480

2,090	Beazer Homes USA, Inc., (2)	39,626

775	Blyth Inc., (3)	7,262

581	Cavco Industries, Inc., (2)	45,289

706	CSS Industries Inc.	16,923

2,068	Ethan Allen Interiors Inc., (3)	50,211

814	EveryWare Global Inc., (2)	2,214

409	Flexsteel Industries, Inc.	14,037

2,348	Helen of Troy Limited, (2)	147,220

896	Hooker Furniture Corporation, (3)	12,410

9,431	Hovnanian Enterprises Inc., (2), (3)	42,062

712	Installed Building Products Inc., (2)	9,904

2,356	Irobot Corporation, (2), (3)	78,926

6,963	KB Home, (3)	114,959

4,363	La Z Boy Inc.	105,715

748	LGI Homes Inc., (2), (3)	11,011

1,749	Libbey Inc., (2)	46,646

852	Lifetime Brands, Inc.	16,273

2,014	M/I Homes, Inc., (2), (3)	44,852

3,404	MDC Holdings Inc., (3)	93,950

3,013	Meritage Corporation, (2)	116,242

412	Nacco Industries Inc.	22,079

748	New Home Company Inc., (2)	10,285

3,843	Ryland Group Inc.	147,533

1,502	Skullcandy Inc., (2)	11,565

12,350	Standard Pacific Corporation, (2), (3)	98,677

1,231	Tri Pointe Homes, Incorporated, (2), (3)	19,782

645	UCP Inc., Class A, (2)	9,127

1,249	Univeral Electronics Inc., (2)	46,650

568	WCI Communities Inc., (2), (3)	10,889

1,146	William Lyon Homes Inc, Class A Shares, (2)	29,911

2,563	Zagg Inc., (2)	11,149
	Total Household Durables	1,445,859

78	Nuveen Investments

Shares	Description (1)	Value

	Household Products – 0.2%

3,488	Central Garden & Pet Company, (2)	$28,846

2,751	Harbinger Group Inc., (2), (3)	32,077

402	Oil Dri Corporation	13,471

463	Orchids Paper Products Company	12,441

1,792	Spectrum Brands Inc.	137,679

1,289	WD 40 Company	93,891
	Total Household Products	318,405

	Independent Power & Renewable Electricity Producers – 0.2%

9,986	Atlantic Power Corporation, (3)	29,658

8,333	Dynegy Inc., (2), (3)	237,074

1,473	Ormat Technologies Inc.	39,300

1,235	Pattern Energy Group Inc.	33,098
	Total Independent Power & Renewable Electricity Producers	339,130

	Industrial Conglomerates – 0.1%

3,030	Raven Industries, Inc.	93,627

	Insurance – 2.4%

3,750	Ambac Financial Group, Inc., (2)	113,175

4,949	American Equity Investment Life Holding Company, (3)	115,411

1,532	Amerisafe, Inc.	65,340

2,585	Amtrust Financial Services, Inc., (3)	99,962

2,265	Argo Group International Holdings Inc.	100,611

770	Baldwin & Lyons, Class B, (3)	20,028

519	Blue Capital Reinsurnance Holdings Limited	9,633

3,620	Citizens Inc., (2), (3)	23,783

18,515	CNO Financial Group Inc.	319,384

2,188	Crawford & Co, (3)	24,987

618	Donegal Group, Inc., B	9,122

1,535	eHealth, Inc., (2), (3)	64,301

376	EMC Insurance Group Inc.	12,404

2,580	Employers Holdings, Inc.	52,503

794	Enstar Group, Limited, (2)	102,505

740	FBL Financial Group Inc.	33,085

952	Fidelity & Guaranty Life	20,411

9,016	First American Corporation, (3)	239,826

536	Fortegra Financial Corp, (2)	3,870

727	Global Indemnity PLC, (2)	19,484

2,351	Greenlight Capital Re, Ltd, (2)	74,832

1,184	Hallmark Financial Services, Inc., (2)	9,946

813	HCI Group Inc., (3)	31,447

Nuveen Investments	79

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Insurance (continued)

384	Health Insurance Innnovations Inc., (2)	$3,875

5,539	Hilltop Holdings Inc., (2)	123,741

3,308	Horace Mann Educators Corporation	99,472

657	Independence Holding Company	8,580

961	Infinity Property and Casualty Corporation	61,667

103	Investors Title Company	7,288

329	Kansas City Life Insurance Company	13,680

4,153	Maiden Holdings, Ltd	49,005

4,157	Meadowbrook Insurance Group, Inc.	23,279

3,578	Montpelier Re Holdings Limited, (3)	109,415

554	National Interstate Corporation	15,523

182	National Western Life Insurance Company	42,452

863	Navigators Group, Inc., (2)	49,165

1,881	OneBeacon Insurance Group Limited, Class A	29,043

484	Phoenix Companies Inc., (2), (3)	21,306

2,263	Platinum Underwriters Holdings Limited	141,913

4,750	Primerica Inc.	217,978

3,546	RLI Corporation, (3)	152,691

1,074	Safety Insurance Group, Inc.	57,685

4,627	Selective Insurance Group Inc.	106,143

1,245	State Auto Financial Corporation, (3)	25,473

1,775	Stewart Information Services Corporation	54,138

6,791	Symetra Financial Corporation	140,302

2,113	Third Point Reinsurance Limited, (2)	33,047

4,787	Tower Group Inc., (3)	11,776

1,714	United Fire Group Inc.	47,683

2,268	Universal Insurance Holdings Inc.	33,181
	Total Insurance	3,245,551

	Internet & Catalog Retail – 0.4%

2,149	1-800-Flowers, (2)	11,712

1,033	Blue Nile Inc., (2)	35,876

1,541	FTD Companies Inc., (2), (3)	46,754

2,819	Hosting Site Network, Inc.	163,615

2,385	Nutri System Inc.	35,775

2,000	Orbitz Worldwide Inc., (2)	14,700

932	Overstock.com, Inc., (2)	14,931

1,675	PetMed Express, Inc., (3)	21,926

782	RetailMeNot Inc., (2)	23,311

3,165	Shutterfly, Inc., (2), (3)	129,543

80	Nuveen Investments

Shares	Description (1)	Value

	Internet & Catalog Retail (continued)

3,273	ValueVision Media Inc., (2), (3)	$15,318

1,832	Vitacost.com, Inc., (2)	12,219
	Total Internet & Catalog Retail	525,680

	Internet Software & Services – 2.7%

3,520	Angie’s List, (2), (3)	39,811

3,854	Bankrate Inc., (2)	67,522

4,006	Bazaarvoice Inc., (2)	26,920

422	BenefitFocus Inc., (2), (3)	13,673

3,416	Blucora Inc., (2)	65,758

2,344	Brightcove Inc., (2)	20,205

1,008	Carbonite Inc., (2)	9,969

547	CareCom Inc., (2), (3)	6,701

529	ChannelAdvisor Corporation, (2)	13,881

1,247	Chegg Inc., (2), (3)	6,572

2,975	ComScore Inc., (2)	93,207

2,560	Constant Contact Inc., (2)	66,202

5,552	Conversant Inc., (2), (3)	135,691

3,364	Cornerstone OnDemand Inc., (2)	123,661

2,378	CoStar Group, Inc., (2)	382,596

536	Cvent Inc., (2), (3)	14,756

3,625	DealerTrack Technologies Inc., (2), (3)	165,626

3,016	Demand Media Inc., (2), (3)	12,547

1,534	Demandware Incorporated, (2)	76,132

3,384	Dice Holdings Inc., (2)	25,888

2,939	Digital River, Inc., (2)	44,937

1,364	E2open Inc., (2), (3)	23,556

8,588	Earthlink Holdings Corporation	29,285

1,090	Egain Communications Corporation, (2)	7,129

1,810	Endurance International Group Holdings Inc., (2), (3)	22,897

1,882	Envestnet Inc., (2)	69,352

2,339	Global Eagle Acquisition Corporation, (2)	25,799

916	Gogo Inc., (2), (3)	12,384

4,466	Internap Network Services Corporation, (2)	30,012

3,200	Intralinks Holdings INc., (2)	29,280

3,828	J2 Global Inc., (3)	177,466

4,452	Limelight Networks Inc., (2)	9,216

2,072	Liquidity Services, Inc., (2), (3)	35,742

4,590	Liveperson, Inc., (2)	45,441

2,027	LogMeIn Inc., (2)	92,127

Nuveen Investments	81

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Internet Software & Services (continued)

1,891	Marchex, Inc.	$17,492

764	Marin Software Inc., (2), (3)	7,166

627	Marketo Inc., (2)	17,017

2,941	Millennial Media Incorporated, (2), (3)	18,793

8,721	Monster Worldwide Inc., (2)	60,088

3,323	Move, Inc., (2)	35,523

161	Net Element International Inc., (2), (3)	359

5,406	NIC, Incorporated, (2)	99,146

1,899	Open Solutions Inc., (2)	127,537

2,792	Perficient, Inc., (2)	51,010

2,613	QuinStreet, Inc., (2), (3)	15,939

1,871	RealNetworks Inc., (2)	14,107

600	Reis, Inc., (2)	9,876

409	Rocket Fuel Inc., (2), (3)	13,117

2,127	SciQuest Inc., (2)	51,005

617	Shutterstock Incorporated, (2), (3)	44,739

1,465	Spark Networks, Incorporated, (2), (3)	6,636

1,332	SPS Commerce Inc., (2)	68,998

1,089	Stamps.com Inc., (2)	37,799

4,386	Support.com, Inc., (2)	10,833

857	TechTarget Inc., (2), (3)	5,502

459	Textura Corporation, (2), (3)	8,175

662	Travelzoo Inc., (2)	11,876

625	Tremor Video Inc., (2), (3)	2,819

2,307	Trulia Inc., (2)	78,438

1,101	United Online, Inc.	13,047

8,237	Unwired Planet Inc,, (2), (3)	18,780

2,721	VistaPrint NV, (2), (3)	107,398

1,566	Vocus, Inc., (2)	28,157

3,494	Web.com, Inc., (2)	107,301

2,365	WebMD Health Corporation, Class A, (2), (3)	104,273

691	Wix.com Limited, (2), (3)	14,159

2,232	XO Group, Incorporated, (2)	23,704

681	Xoom Corporation, (2)	15,193

2,700	Yelp Incorporated, (2)	157,464

440	YuMe Inc., (2), (3)	2,944

1,942	Zillow Inc, (2), (3)	211,095

5,157	Zix Corporation, (2), (3)	16,915
	Total Internet Software & Services	3,656,361

82	Nuveen Investments

Shares	Description (1)	Value

	IT Services – 2.1%

6,160	Acxiom Corporation, (2)	$173,958

4,245	Blackhawk Network Holdings Inc., (2), (3)	101,838

1,923	CACI International Inc., (2), (3)	133,937

3,739	Cardtronics Inc., (2)	125,182

858	Cass Information Systems, Inc., (3)	43,338

6,217	Ciber, Inc., (2), (3)	26,857

1,291	Computer Task Group, Inc.	20,411

8,755	Convergys Corporation, (3)	188,583

2,823	CSG Systems International Inc., (3)	74,414

1,594	Datalink Corporation, (2)	20,467

1,822	EPAM Systems Inc., (2)	56,719

4,153	Euronet Worldwide, Inc., (2)	190,996

2,458	Evertec Inc.	57,861

2,720	Exlservice Holdings, Inc., (2)	76,962

1,046	Forrester Research, Inc.	37,060

5,519	Global Cash Access Holdings, Inc., (2)	36,425

2,007	Hackett Group, Inc.	12,042

3,028	Heartland Payment Systems Inc.	123,966

2,614	Higher One Holdings Incn, (2)	15,658

2,902	IGATE Corporation, (2)	106,213

4,853	Lionbridge Technologies, Inc., (2)	28,536

392	Luxoft Holding Inc., (2)	10,580

1,987	ManTech International Corporation, Class A	59,272

5,692	Maximus Inc.	242,308

3,082	ModusLink Global Solutions Inc., (2), (3)	12,451

1,785	Moneygram International Inc., (2)	23,562

3,543	Planet Payment Inc., (2)	9,318

2,403	PRG-Schultz International Inc., (2)	15,451

9,196	Sapient Corporation, (2)	149,619

5,090	ServiceSource International Inc., (2)	31,762

3,272	Sykes Enterprises Inc., (2)	64,753

1,286	Syntel Inc., (2)	103,292

1,659	TeleTech Holdings, Inc., (2)	40,032

4,249	Unisys Corporation, (2)	103,548

1,704	Virtusa Corporation, (2)	56,181

3,234	WEX Inc., (2)	310,367
	Total IT Services	2,883,919

	Leisure Equipment & Products – 0.5%

1,099	Arctic Cat, Inc.	44,938

Nuveen Investments	83

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Leisure Equipment & Products (continued)

1,752	Black Diamond Group Inc., (2), (3)	$19,535

7,539	Brunswick Corporation	302,992

5,924	Callaway Golf Company, (3)	51,598

1,601	JAKKS Pacific Inc., (3)	14,025

413	Johnson Outdoors, Inc.	8,644

5,311	LeapFrog Enterprises Inc., (2), (3)	36,380

682	Malibu Boats Inc., Class A, (2)	15,181

877	Marine Products Corporation	6,227

2,586	Nautilus Group, Inc., (2), (3)	21,541

4,651	Smith & Wesson Holding Corporation, (2), (3)	71,393

1,610	Sturm, Ruger, & Company, (3)	103,604
	Total Leisure Equipment & Products	696,058

	Life Sciences Tools & Services – 0.5%

979	Accelerate Diagnostics Inc., (2), (3)	18,043

5,925	Affymetrix, Inc., (2), (3)	44,023

1,939	Albany Molecular Research Inc., (2), (3)	31,140

2,503	Cambrex Corporation, (2)	51,286

2,119	Fluidigm Corporation, (2)	79,590

591	Furiex Pharmaceuticals Inc., (2)	61,092

2,126	Harvard Bioscience, Inc., (2)	8,972

3,113	Luminex Corporation, (2), (3)	59,801

2,741	NeoGenomics Inc., (2)	9,073

4,292	Pacific Biosciences of California Inc., (2)	18,971

4,737	Parexel International Corporation, (2)	214,823

9,597	Sequenom, Inc., (2), (3)	26,200
	Total Life Sciences Tools & Services	623,014

	Machinery – 3.2%

3,340	Accuride Corporation, (2)	18,838

6,100	Actuant Corporation	206,546

589	Alamo Group Inc.	31,288

2,330	Albany International Corporation, Class A	83,833

2,251	Altra Industrial Motion, Inc., (3)	76,894

788	American Railcar Industries, (3)	54,719

1,698	Astec Industries Inc.	67,835

4,479	Barnes Group Inc.	172,531

4,102	Blount International Inc., (2)	45,819

4,015	Briggs & Stratton Corporation, (3)	85,801

2,526	Chart Industries, Inc., (2), (3)	172,324

1,464	CIRCOR International Inc.	118,891

84	Nuveen Investments

Shares	Description (1)	Value

	Machinery (continued)

4,141	CLARCOR, Inc.	$239,184

1,625	Columbus McKinnon Corporation NY	43,046

1,998	Commercial Vehicle Group Inc., (2)	19,401

1,853	Douglas Dynamics Inc.	31,260

1,141	Dynamic Material Corporation	23,048

3,682	Energy Recovery, Inc., (2), (3)	18,815

1,741	EnPro Industries Inc., (2), (3)	123,977

2,204	ESCO Technologies Inc.	73,658

550	ExOne Company, (2), (3)	18,997

5,204	Federal Signal Corporation, (2)	78,997

1,003	Freightcar America Inc.	26,339

670	Global Brass & Copper Holdings Inc.	10,626

1,571	Gorman-Rupp Company, (3)	48,780

834	Graham Corporation	24,887

2,036	Greenbrier Companies Inc., (2), (3)	106,768

979	Hardinge, Inc.	13,079

538	Hurco Companies, Inc., (3)	14,343

877	Hyster-Yale Materials Handling Inc.	84,534

2,411	John Bean Technologies Corporation	69,895

933	Kadant Inc.	32,422

848	LB Foster Company	40,153

1,072	Lindsay Manufacturing Company, (3)	94,475

1,420	Lydall Inc., (2)	33,242

1,147	Manitex International, Inc., (2)	18,880

8,121	Meritor Inc., (2)	96,396

1,567	Middleby Corporation, (2)	395,636

936	Midwest Air Group Inc., (3)	18,130

4,686	Mueller Industries Inc.	135,613

13,157	Mueller Water Products Inc.	119,992

1,425	NN, Incorporated	27,887

230	OmegaFlex, Inc., (2)	4,639

1,743	Peerless Manufacturing Company, (2), (3)	9,883

1,423	Proto Labs Incorporated, (2), (3)	86,148

1,917	RBC Bearings Inc., (2)	119,352

2,525	Rexnord Corporation, (2)	67,519

1,058	Standex International Corporation	62,813

1,788	Sun Hydraulics Corporation	73,093

1,540	Tecumseh Products Company, Class A	9,255

1,533	Tennant Company, (3)	97,790

Nuveen Investments	85

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Machinery (continued)

4,460	Titan International Inc.	$78,095

3,745	TriMas Corporation, (2)	134,296

693	Twin Disc, Inc.	20,048

5,706	Wabash National Corporation, (2), (3)	76,232

2,377	Watts Water Technologies, Inc.	126,456

5,730	Woodward Governor Company	256,876

910	Xerium Technologies, (2)	12,285
	Total Machinery	4,452,559

	Marine – 0.1%

466	International Shipholding Corp., (3)	12,554

3,557	Matson Incorporated	84,265

10,981	Scorpio Bulkers Inc., (2)	98,280

1,781	Ultrapetrol Limited, (2)	5,040
	Total Marine	200,139

	Media – 1.3%

1,575	A.H. Belo Corporation, Class A Shares, (3)	18,128

1,751	AMC Entertainment Holdings Inc., (2)	40,518

366	Beasley Broadcast Group, Inc.	2,818

1,921	Carmike Cinemas, Inc., (2)	56,977

6,380	Central European Media Enterprises Limited, (2), (3)	17,481

2,888	Crown Media Holdings, Inc., (2), (3)	10,339

7,739	Cumulus Media, Inc., (2)	49,607

77	Daily Journal Corporation, (2)	13,575

1,428	Dex Media Inc., (2), (3)	10,467

2,605	E.W. Scripps Company, Class A, (2)	44,624

1,993	Entercom Communications Corporation, (2)	21,524

4,596	Entravision Communications Corporation	24,405

1,577	Global Sources, Limited, (2), (3)	14,020

4,192	Gray Television Inc., (2)	47,160

3,582	Harte-Hanks Inc.	28,799

717	Hemisphere Media Group Inc., (2)	8,676

3,676	Journal Communications Inc., (2)	29,482

11,729	Live Nation Inc., (2)	244,902

1,085	Loral Space & Communications, Inc., (2)	78,109

2,421	Martha Stewart Living Omnimedia Inc., (2)	9,466

5,065	McClatchy Company, (2)	27,756

3,153	MDC Partners, Inc.	76,996

1,634	Media General Inc., (2), (3)	25,033

2,977	Meredith Corporation	131,196

86	Nuveen Investments

Shares	Description (1)	Value

	Media (continued)

4,741	National CineMedia, Inc.	$72,016

10,751	New York Times, Class A, (3)	172,876

2,447	Nexstar Broadcasting Group, Inc., (3)	97,513

867	ReachLocal Inc., (2), (3)	8,670

1,453	Reading International Inc., A, (2)	10,287

870	Rentrak Corporation, (2)	49,581

402	Saga Comunications Inc Class A Shares, (2)	17,809

866	Salem Communications Corporation	7,629

2,203	Scholastic Corporation, (3)	72,501

1,663	SFX Entertainment Inc., (2), (3)	10,909

5,701	Sinclair Broadcast Group, Series A, (3)	152,388

2,016	Sizmek Inc., (2)	19,313

2,392	World Wrestling Entertainment Inc., (3)	46,644
	Total Media	1,770,194

	Metals & Mining – 1.4%

11,359	AK Steel Holding Corporation, (2), (3)	79,513

8,658	Allied Nevada Gold Corporation, (2), (3)	29,351

1,459	AM Castle & Company, (2), (3)	17,917

2,321	AMCOL International Corp.	106,418

705	Ampco-Pittsburgh Corporation	14,121

4,285	Century Aluminum Company, (2)	58,919

8,457	Coeur d’Alene Mines Corporation, (2)	73,238

9,741	Commercial Metals Company	187,027

4,966	General Moly, Inc., (2), (3)	5,463

5,373	Globe Specialty Metals Inc.	104,129

2,764	Gold Resource Corp., (3)	12,742

455	Handy & Harman Limited, (2)	10,288

1,027	Haynes International Inc.	54,482

27,737	Hecla Mining Company, (3)	85,153

4,192	Horsehead Holding Corp., (2), (3)	65,353

1,462	Kaiser Aluminum Corporation	102,925

1,712	Materion Corporation	57,609

9,468	Midway Gold Corporation, (2)	8,658

12,402	Molycorp Inc., (2), (3)	58,910

2,810	Noranda Aluminum Hodlings Corporation	9,976

755	Olympic Steel Inc., (3)	19,902

11,491	Paramount Gold and Silver Corporation, (2), (3)	11,606

2,611	RTI International Metals, Inc., (2)	73,526

2,144	Schnitzer Steel Industries, Inc., (3)	60,182

Nuveen Investments	87

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Metals & Mining (continued)

9,841	Stillwater Mining Company, (2)	$155,291

5,832	SunCoke Energy Inc., (2)	121,714

577	Universal Stainless & Alloy Products, Inc., (2), (3)	20,709

1,788	US Silica Holdings Inc.	80,764

5,214	Walter Industries Inc., (3)	37,541

4,405	Worthington Industries, Inc.	162,104
	Total Metals & Mining	1,885,531

	Multiline Retail – 0.1%

1,126	Bon-Ton Stores, Inc., (3)	12,386

1,274	Burlington Store Inc., (2)	33,111

3,060	Freds Inc.	55,753

740	Gordmans Stores Inc., (2)	3,323

3,569	Tuesday Morning Corporation, (2)	49,895
	Total Multiline Retail	154,468

	Multi-Utilities – 0.4%

4,993	Avista Corporation, (3)	160,525

3,704	Black Hills Corporation	213,906

2,928	Northwestern Corporation	141,657
	Total Multi-Utilities	516,088

	Oil, Gas & Consumable Fuels – 4.1%

6,845	Abraxas Petroleum Corporation, (2)	37,374

176	Adams Resources and Energy, Incorporated	12,683

1,940	Alon USA Energy, Inc.	31,603

18,401	Alpha Natural Resources Inc., (2), (3)	79,124

2,185	Amyris Inc., (2), (3)	7,691

762	Apco Oil and Gas International Inc., (2)	10,653

2,907	Approach Resources Inc., (2), (3)	60,320

17,688	Arch Coal Inc., (3)	81,011

1,513	Athlon Energy Inc., (2)	61,140

4,064	Bill Barrett Corporation, (2)	96,236

2,453	Bonanza Creek Energy Inc., (2)	119,265

9,818	BPZ Resources, Inc., (2), (3)	26,509

3,322	Callon Petroleum Company Del, (2)	30,496

3,777	Carrizo Oil & Gas, Inc., (2)	207,811

490	Clayton Williams Energy, (2)	70,795

5,677	Clean Energy Fuels Corporation, (2), (3)	50,241

5,070	Cloud Peak Energy Inc., (2)	99,828

4,025	Comstock Resources Inc., (3)	111,895

1,235	Contango Oil & Gas Company, (2)	59,329

88	Nuveen Investments

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

3,095	Delek US Holdings Inc.	$99,009

1,761	Diamondback Energy, (2), (3)	126,686

4,721	Emerald Oil Inc., (2), (3)	33,377

4,197	Endeavor International Corporation, (2), (3)	14,438

6,615	Energy XXI Limited Bermuda, (3)	158,297

2,491	EPL Oil & Gas Inc., (2), (3)	97,498

2,967	Equal Energy Limited	13,441

1,412	Evolution Petroleum Corporation	16,662

14,137	Exco Resources Inc., (3)	89,770

9,942	Forest Oil Corporation, (2)	18,492

4,785	Frontline Limited, (2), (3)	16,269

4,451	FX Energy, Inc., (2), (3)	25,148

2,490	GasLog Limited, (3)	66,682

4,624	Gastar Exploration Inc., (2)	30,657

2,611	Goodrich Petroleum Corporation, (2), (3)	65,667

2,108	Green Plains Renewable Energy, Inc.	63,029

19,302	Halcon Resources Corporation, (2), (3)	106,547

672	Hallador Energy Company	6,156

77	Isramco, Inc., (2)	10,010

928	Jones Energy Inc, Class A, (2)	14,356

3,658	Kior Inc., Class A Shares, (2), (3)	2,232

2,539	Knightsbridge Tankers Limited	30,341

22,121	Kodiak Oil & Gas Corporation, (2)	281,158

14,325	Magnum Hunter Resources Corporation, (2)	121,763

4,849	Matador Resources Company, (2)	139,263

2,766	Midstates Petroleum Company Incorporated, (2), (3)	16,319

2,543	Miller Energy Resources Inc., (2), (3)	12,257

7,411	Nordic American Tanker Shipping Ltd, (3)	63,957

5,316	Northern Oil and Gas Inc., (2), (3)	82,026

580	Panhandle Oil and Gas Inc.	25,433

2,966	PDC Energy Inc., (2)	188,845

4,601	Penn Virginia Corporation, (2), (3)	76,561

4,753	Petroquest Energy Inc., (2)	28,613

10,383	Quicksilver Resources Inc., (2), (3)	33,849

1,763	Renewable Energy Group Inc., (2)	20,751

18,824	Rentech, Inc., (2)	39,907

5,643	Resolute Energy Corporation, (2), (3)	42,323

3,768	Rex Energy Inc., (2)	79,354

456	Rex Stores Corporation, (2)	29,804

Nuveen Investments	89

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

5,091	Rosetta Resources, Inc., (2)	$241,008

1,913	RSP Permian Inc., (2)	54,234

3,173	Sanchez Energy Corporation, (2), (3)	89,732

15,388	Scorpio Tankers Inc.	138,646

3,504	SemGroup Corporation, A Shares	223,836

4,663	Ship Financial International Limited	82,209

4,364	Solazyme Inc., (2)	46,957

4,164	Stone Energy Corporation, (2)	204,244

3,613	Swift Energy Company, (2), (3)	44,548

4,228	Synergy Resources Corporation, (2), (3)	49,214

2,742	Targa Resources Corporation	296,109

5,186	Teekay Tankers Limited, Class A Shares, (3)	18,099

5,666	Triangle Petroleum Corporation, (2), (3)	54,507

7,125	Uranium Energy Corporation, (2), (3)	7,624

10,616	Ur-Energy Inc., (2)	12,739

4,825	Vaalco Energy Inc., (2)	44,487

4,098	W&T Offshore Inc.	78,682

6,073	Warren Resources Inc., (2)	30,790

4,513	Western Refining Inc., (3)	196,316

980	Westmoreland Coal Company, (2)	29,018

3,088	ZaZa Energy Corporation, (2), (3)	1,527
	Total Oil, Gas & Consumable Fuels	5,585,477

	Paper & Forest Products – 0.7%

1,045	Boise Cascade Company, (2)	26,146

1,851	Clearwater Paper Corporation, (2)	113,633

928	Deltic Timber Corporation, (3)	56,376

3,577	Glatfelter	91,285

6,806	KapStone Paper and Packaging Corp., (2)	179,542

11,614	Louisiana-Pacific Corporation, (2), (3)	190,353

1,332	Neenah Paper, Inc.	67,093

5,817	Resolute Forest Products, (2)	103,775

2,614	Schweitzer-Mauduit International Inc.	114,075

4,117	Wausau Paper Corp.	49,239
	Total Paper & Forest Products	991,517

	Personal Products – 0.2%

2,135	Elizabeth Arden, Inc., (2)	78,440

1,680	Female Health Company, (3)	12,701

1,367	Inter Parfums, Inc.	50,019

8,775	Lifevantage Corporation, (2), (3)	12,110

90	Nuveen Investments

Shares	Description (1)	Value

	Personal Products (continued)

1,150	Medifast, Inc., (2)	$36,398

909	Nature’s Sunshine Products, (3)	12,144

713	Nutraceutical International Corporation, (2)	17,768

945	Revlon Inc., (2)	28,482

13,875	Star Scientific, Inc., (2), (3)	9,101

1,442	Synutra International Inc., (2)	8,046

500	USANA Health Sciences, Inc., (2), (3)	33,930
	Total Personal Products	299,139

	Pharmaceuticals – 1.5%

1,945	AcelRx Pharmaceuticals Inc., (2), (3)	21,045

642	Aerie Pharmaceuticals Inc., (2)	10,054

4,851	Akorn, Inc., (2), (3)	122,342

1,799	Alimera Sciences, Inc., (2)	10,938

3,216	Ampio Pharmaceuticals Inc., (2), (3)	19,585

659	Aratana Therpaeutics Inc., (2)	9,081

4,109	Auxilium Pharmaceuticals, Inc., (2)	92,494

12,093	Avanir Pharmaceuticals, (2)	60,223

3,095	Biodelivery Sciences, Inc., (2), (3)	27,576

1,647	Cempra Inc., (2), (3)	15,021

4,436	Corcept Therapeutics, Inc., (2), (3)	19,607

4,708	DepoMed, Inc., (2)	65,959

279	Egalet Corporation, (2)	3,225

2,909	Endocyte Inc., (2), (3)	52,682

4,619	Horizon Pharma Inc., (2)	65,497

5,706	Impax Laboratories Inc., (2)	149,212

1,557	Lannett Company Inc., (2)	53,763

5,272	Medicines Company, (2)	140,235

10,392	Nektar Therapautics, (2)	122,314

2,814	Omeros Corporation, (2), (3)	34,837

2,470	Pacira Pharmaceuticals, Inc., (2), (3)	169,170

1,459	Pernix Therapeutics Holdings, Incorporated, (2)	7,018

2,249	Pozen Inc., (2)	18,802

4,263	Prestige Brands Holdings Inc., (2)	142,896

4,323	Questcor Pharmaceuticals Inc., (3)	355,264

504	Relypsa Inc., (2)	11,254

1,913	Repros Therapeutics, Inc., (2), (3)	32,272

573	Revance Therapeutics Inc., (2), (3)	19,642

1,568	Sagent Pharmaceuticals Inc., (2)	32,442

4,506	SciClone Pharmaceuticals, Inc., (2)	21,539

Nuveen Investments	91

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Pharmaceuticals (continued)

1,142	Sucampo Pharmaceuticals, Inc., (2)	$7,891

1,679	Supernus Pharmaceuticals Incorporated, (2), (3)	13,785

7,191	TherapeuticsMD, (2), (3)	30,202

8,389	Vivus, Inc., (2), (3)	43,623

4,544	Xenoport, Inc., (2)	18,449

8,189	Zogenix Inc., (2), (3)	19,981
	Total Pharmaceuticals	2,039,920

	Professional Services – 1.3%

4,099	Acacia Research, (3)	65,748

587	Barrett Business Services, Inc.	29,591

3,170	CBIZ Inc., (2), (3)	27,167

1,176	CDI Corporation	18,016

2,802	Corporate Executive Board Company	193,394

848	CRA International, Inc., (2)	18,461

1,099	Exponent, Inc.	77,392

758	Franklin Covey Company, (2)	15,365

3,360	FTI Consulting Inc., (2), (3)	115,248

1,223	GP Strategies Corporation, (2)	32,140

1,505	Heidrick & Struggles International, Inc.	28,369

1,950	Huron Consulting Group, Inc., (2)	138,840

1,644	ICF International, Inc., (2)	64,067

1,871	Insperity Inc.	59,984

2,245	Kelly Services, Inc.	47,280

2,256	KForce Inc.	52,159

4,057	Korn Ferry International, (2)	117,856

1,325	Mistras Group Inc., (2)	30,091

4,203	Navigant Consulting Inc., (2)	70,610

6,572	Odyssey Marine Exploration Inc., (2), (3)	14,393

3,811	On Assignment, Inc., (2)	133,385

13,497	Pendrell Corporation, (2)	22,270

3,400	Resources Connection, Inc.	46,274

2,700	RPX Corporation, (2)	44,226

2,959	The Advisory Board Company, (2), (3)	169,432

3,390	TrueBlue Inc., (2)	90,683

343	VSE Corporation, (3)	21,427

2,079	WageWorks, Incorporated, (2)	88,087
	Total Professional Services	1,831,955

	Real Estate Investment Trust – 8.0%

4,589	Acadia Realty Trust	124,500

92	Nuveen Investments

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

2,327	AG Mortgage Investment Trust Inc.	$41,165

1,103	Agree Realty Corporation	32,947

176	Alexander’s Inc.	60,854

4,699	Altisource Residential Corporation	132,136

2,800	American Assets Trust Inc, (3)	95,060

4,914	American Capital Mortgage Investment Corporation	97,297

37,605	American Realty Capital Properties Inc,	492,249

1,141	American Residential Properties Inc., (2), (3)	20,504

1,635	AmREIT Inc., Class B Shares	27,239

12,072	Anworth Mortgage Asset Corporation, (3)	65,189

2,851	Apollo Commercial Real Estate Finance, Inc.	48,496

2,669	Apollo Residential Mortgage Inc.	43,104

1,783	Ares Commercial Real Estate Corporation	22,751

1,583	Armada Hoffler Properties Inc., (3)	15,323

31,178	Armour Residential REIT Inc., (3)	132,195

1,529	Ashford Hospitality Prime Inc.	23,455

5,606	Ashford Hospitality Trust Inc.	57,518

4,794	Associated Estates Realty Corp.	80,443

958	Aviv REIT Inc.	25,282

5,380	Campus Crest Communities Inc.	46,322

7,388	Capstead Mortgage Corporation, (3)	94,419

1,007	CatchMark Timber Trust Inc., Class A	13,574

6,026	Cedar Shopping Centers Inc.	37,301

19,708	Chambers Street Properties	153,525

2,192	Chatham Lodging Trust, (3)	44,563

4,048	Chesapeake Lodging Trust	109,256

5,791	Colony Financial Inc.	125,954

1,729	Coresite Realty Corporation	52,596

14,011	Cousins Properties, Inc.	162,948

11,102	CubeSmart	206,497

1,598	CyrusOne Inc.	31,960

14,552	CYS Investments Inc.	125,147

24,227	DCT Industrial Trust Inc.	189,455

16,289	DiamondRock Hospitality Company	199,866

5,202	Dupont Fabros Technology Inc., (3)	126,044

4,578	Dynex Capital, Inc., (3)	39,279

2,522	EastGroup Properties Inc., (3)	159,517

9,503	Education Realty Trust Inc.	96,931

537	Ellington Residential Mortgage REIT	8,775

Nuveen Investments	93

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

6,850	Empire State Realty Trust Inc.	$104,805

4,304	Entertainment Properties Trust	230,737

5,017	Equity One Inc.	113,033

3,987	Excel Trust Inc.	50,316

10,343	FelCor Lodging Trust Inc.	95,466

8,957	First Industrial Realty Trust, Inc.	164,540

4,896	First Potomac Realty Trust	63,795

7,502	Franklin Street Properties Corporation	91,374

5,966	Geo Group Inc.	200,040

2,135	Getty Realty Corporation	40,394

1,169	Gladstone Commercial Corporation, (3)	20,621

12,041	Glimcher Realty Trust	122,698

4,556	Government Properties Income Trust, (3)	115,950

4,949	Gramercy Proprty Trust Inc, (3)	25,834

1,228	Hannon Armstrong Sustainable Infrastructure Capital Inc., (3)	16,234

7,988	Healthcare Realty Trust, Inc.	200,898

16,881	Hersha Hospitality Trust	98,079

7,487	Highwoods Properties, Inc., (3)	302,100

3,612	Hudson Pacific Properties Inc., (3)	85,063

7,110	Inland Real Estate Corporation	74,300

11,268	Invesco Mortgage Capital Inc.	187,838

8,406	Investors Real Estate Trust, (3)	73,300

7,089	iStar Financial Inc., (2)	105,343

1,125	Javelin Mortgage Investment Corporation	14,861

10,866	Kite Realty Group Trust	67,369

8,663	LaSalle Hotel Properties	286,572

14,974	Lexington Corporate Properties Trust	161,120

2,894	LTC Properties Inc.	111,795

13,465	Medical Properties Trust Inc.	181,778

3,536	Monmouth Real Estate Investment Corporation	33,203

2,050	National Health Investors Inc.	126,465

21,086	New Residential Investment	128,625

7,534	New York Mortgage Trust, Inc.	55,526

27,169	Northstar Realty Finance Corporation, (3)	435,247

978	One Liberty Properties Inc.	21,643

4,593	Parkway Properties Inc.	86,624

5,118	Pebblebrook Hotel Trust	176,264

5,667	Penn Real Estate Investment Trust	93,789

5,872	PennyMac Mortgage Investment Trust	137,640

94	Nuveen Investments

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

1,673	Physicians Realty Trust	$22,954

3,374	Potlatch Corporation	128,988

1,411	PS Business Parks Inc.	121,021

1,171	QTS Realty Trust Inc., Class A Shares, (3)	31,910

6,771	RAIT Investment Trust	55,387

5,534	Ramco-Gershenson Properties Trust	91,200

6,843	Redwood Trust Inc., (3)	149,177

10,582	Resource Capital Corporation, (3)	58,201

5,988	Retail Opportunity Investments Corporation	93,652

1,410	Rexford Industrial Realty Inc.	20,050

10,307	RLJ Lodging Trust	274,888

2,168	Rouse Properties Inc.	36,401

3,676	Ryman Hospitalities Properties, (3)	167,442

3,111	Sabra Health Care Real Estate Investment Trust Inc.	93,237

654	Saul Centers Inc.	30,012

1,576	Select Income REIT	48,509

1,097	Silver Bay Realty Trust Corporation	16,433

2,617	Sovran Self Storage Inc.	198,630

3,487	STAG Industrial Inc.	82,049

15,109	Strategic Hotels & Resorts Inc., (2)	163,026

6,652	Summit Hotel Properties Inc., (3)	60,267

3,354	Sun Communities Inc., (3)	152,842

15,208	Sunstone Hotel Investors Inc.	217,626

2,083	Terreno Realty Corporation	38,056

1,388	UMH Properties Inc.	13,672

991	Universal Health Realty Income Trust	42,048

2,078	Urstadt Biddle Properties Inc.	42,412

5,541	Washington Real Estate Investment Trust, (3)	135,533

3,312	Western Asset Mortgage Capital Corporation, (3)	48,918

1,779	Whitestone Real Estate Investment Trust	24,959

2,665	Winthrop Realty Trust, Inc.	37,044

470	ZAIS Financial Corporation	7,750
	Total Real Estate Investment Trust	11,067,209

	Real Estate Management & Development – 0.3%

3,587	Alexander & Baldwin Inc.	133,831

787	AV Homes Inc., (2), (3)	13,481

488	Consolidated Tomoka Land Company, (3)	19,291

2,888	Forestar Real Estate Group Inc., (2)	49,240

4,720	Kennedy-Wilson Holdings Inc.	103,085

Nuveen Investments	95

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Real Estate Management & Development (continued)

965	ReMax Holdings Inc., (3)	$27,232

1,148	Tejon Ranch Company, (2)	35,599
	Total Real Estate Management & Development	381,759

	Road & Rail – 0.6%

2,142	Arkansas Best Corporation	84,438

1,674	Celadon Group, Inc., (3)	38,519

3,318	Heartland Express, Inc., (3)	72,200

4,539	Knight Transportation Inc.	107,710

1,952	Marten Transport, Ltd.	45,794

546	Patriot Transportation Holding, Inc., (2), (3)	19,044

1,754	Quality Distribution, Inc., (2)	22,048

1,551	Roadrunner Transportation System Inc., (2)	38,201

2,024	Saia, Inc., (2)	83,328

6,987	Swift Transportation Company, (2), (3)	168,037

450	Universal Truckload Services, Inc.	11,097

3,275	Werner Enterprises, Inc.	83,840

2,597	YRC Worldwide Inc., (2)	58,251
	Total Road & Rail	832,507

	Semiconductors & Equipment – 3.6%

3,271	Advanced Energy Industriess Inc., (2)	71,569

1,447	Alpha & Omega Semiconductor Limited, (2), (3)	10,418

1,622	Ambarella, Incorporated, (2), (3)	40,307

5,845	Amkor Technology Inc., (2)	46,468

6,857	Anadigics Inc., (2), (3)	8,571

6,092	Applied Micro Circuits Corporation, (2)	59,153

801	Audience Incorporated, (2)	9,212

9,027	Axcelis Technologies Inc., (2)	16,158

5,541	Brooks Automation Inc.	56,684

1,940	Cabot Microelectronics Corporation, (2)	84,138

4,279	Cavium Networks Inc., (2)	181,301

1,845	CEVA, Inc., (2), (3)	29,944

5,282	Cirrus Logic Inc., (2), (3)	117,789

2,060	Cohu Inc.	21,218

13,045	Cypress Semiconductor Corporation, (2)	123,536

2,991	Diodes Inc., (2)	78,873

1,647	DSP Group Inc., (2)	13,110

11,611	Entegris Inc., (2)	128,766

7,465	Entropic Communications Inc., (2)	27,546

3,189	Exar Corporation, (2)	34,505

96	Nuveen Investments

Shares	Description (1)	Value

	Semiconductors & Equipment (continued)

4,496	FormFactor Inc., (2)	$25,852

1,711	GSI Technology Inc., (2)	10,865

11,161	GT Advanced Technologies, Inc., (2), (3)	185,384

2,628	Hittite Microwave Corporation	155,998

2,173	Inphi Corporation, (2)	32,139

10,985	Integrated Device Technology, Inc., (2)	128,195

2,343	Integrated Silicon Solution, (2), (3)	33,880

1,438	Intermolecular Inc, (2), (3)	3,911

5,788	International Rectifier Corporation, (2)	150,720

10,600	Intersil Holding Corporation, Class A	130,804

2,016	IXYS Corporation	21,753

5,526	Kopin Corporation, (2), (3)	18,015

9,637	Lattice Semiconductor Corporation, (2)	81,144

3,963	LTX-Credence Corporation, (2)	38,164

882	MA-COM Technology Solutions Holdings Incorporated, (2)	15,444

1,928	Maxlinear Inc., (2)	15,173

3,880	Micrel, Incorporated, (3)	38,645

7,744	Microsemi Corporation, (2), (3)	182,139

4,418	MKS Instruments Inc.	124,367

3,065	Monolithic Power Systems, Inc., (2)	113,712

3,919	MoSys, Inc., (2), (3)	15,323

1,926	Nanometrics Inc., (2), (3)	31,317

1,682	NeoPhotonics Corporation, (2)	9,705

375	NVE Corporation, (2), (3)	19,691

4,499	Omnivision Technologies, Inc., (2)	87,865

2,095	PDF Solutions, Inc., (2)	39,323

2,202	Peregrine Semiconductor Corporation, (2), (3)	11,825

1,911	Pericom Semiconductor Corporation, (2)	15,422

5,064	Photronics Inc., (2)	43,956

3,798	PLX Technologies Inc., (2)	22,028

17,003	PMC-Sierra, Inc., (2)	116,301

2,415	Power Integrations Inc.	114,060

9,303	Rambus Inc., (2), (3)	112,473

23,438	RF Micro Devices, Inc., (2)	197,817

1,764	Rubicon Technology Inc., (2)	17,869

2,722	Rudolph Technologies, (2)	24,797

5,613	Semtech Corporation, (2)	134,600

2,552	Sigma Designs, Inc., (2)	9,621

6,433	Silicon Image, Inc., (2)	36,089

Nuveen Investments	97

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Semiconductors & Equipment (continued)

3,941	Spansion Inc., Class A, (2)	$70,268

22,205	SunEdison Inc., (2), (3)	427,000

3,436	SunPower Corporation, (2), (3)	114,831

2,708	Synaptics, Inc., (2)	168,302

4,397	Tessera Technologies Inc., (3)	96,426

13,606	TriQuint Semiconductor, Inc., (2)	192,933

1,991	Ultra Clean Holdings, Inc., (2)	16,963

2,310	Ultratech Stepper Inc., (2), (3)	61,492

3,263	Veeco Instruments Inc., (2)	120,633
	Total Semiconductors & Equipment	4,994,500

	Software – 3.6%

3,320	ACI Worldwide, Inc., (2)	189,738

3,943	Actuate Corporation, (2)	22,199

2,720	Advent Software Inc.	78,390

2,000	American Software, Inc.	19,280

7,809	Aspen Technology Inc., (2)	335,709

1,995	AVG Technologies NV, (2)	37,366

345	Barracuda Networks Inc., (2), (3)	8,911

3,805	Blackbaud, Inc.	115,862

3,153	Bottomline Technologies, Inc., (2), (3)	99,761

2,337	Broadsoft Inc., (2), (3)	59,313

3,356	Callidus Software, Inc., (2)	32,033

3,874	CommVault Systems, Inc., (2), (3)	187,502

1,715	Comverse Incorporated, (2)	42,772

612	Covisint Corporation, (2), (3)	4,321

618	Cyan Inc., (2)	2,583

526	Digimarc Corporation, (3)	17,369

2,591	Ebix, Inc., (3)	40,886

2,193	Ellie Mae Incorporated, (2), (3)	53,487

2,621	EPIQ Systems, Inc.	33,523

313	ePlus, Inc., (2)	15,663

2,990	Fair Isaac Corporation	171,028

1,362	Fleetmatics Group Limited, (2), (3)	40,901

647	Gigamon Inc., (2)	10,203

5,346	Glu Mobile, Inc., (2), (3)	21,384

1,399	Guidance Software, Inc., (2), (3)	12,885

4,066	Guidewire Software Incorporated, (2)	153,532

1,683	Imperva Incorporated, (2)	38,507

4,405	Infoblox, Incorporated, (2)	86,426

98	Nuveen Investments

Shares	Description (1)	Value

	Software (continued)

1,291	Interactive Intelligence Group, (2)	$80,778

3,300	Jive Software Inc., (2)	24,684

6,484	Manhattan Associates Inc., (2)	204,441

466	Mavenir Systems Inc., (2)	6,953

7,948	Mentor Graphics Corporation	164,524

754	Microstrategy Inc., (2)	91,558

2,077	Mitek Systems Inc., (2), (3)	6,771

676	Model N Inc., (2)	6,091

3,186	Monotype Imaging Holdings Inc.	84,142

3,017	NetScout Systems, Inc., (2)	117,542

9,968	Parametric Technology Corporation, (2)	352,568

2,898	Pegasystems, Inc.	48,020

4,326	Progress Software Corporation, (2)	92,836

1,911	Proofpoint, Incorporated, (2)	48,616

1,874	PROS Holdings, Inc., (2)	51,348

490	QAD Inc A, (3)	9,335

7,252	QLIK Technologies Inc., (2)	159,399

1,241	Qualys Incorporated, (2)	23,939

575	Rally Software Development Corporation, (2)	7,521

3,879	RealPage Inc., (2), (3)	68,852

966	Rosetta Stone Inc., (2)	11,505

1,412	Sapiens International Corporation NV, (2)	11,112

2,728	SeaChange International, Inc., (2)	25,561

493	Silver Springs Networks Inc., (2)	7,385

4,855	SS&C Technologies Holdings Inc., (2)	188,957

2,428	Synchronoss Technologies, Inc., (2), (3)	73,908

6,748	Take-Two Interactive Software, Inc., (2), (3)	137,524

2,582	Tangoe Inc., (2), (3)	38,833

3,965	TeleCommunication Systems, (2)	10,111

1,479	TeleNav Inc., (2)	9,066

10,550	TiVo, Inc., (2)	125,123

2,625	Tyler Technologies Inc., (2)	214,331

2,303	Ultimate Software Group, Inc., (2)	275,506

440	Varonis Systems Inc., (2)	11,119

2,409	Vasco Data Security International, Inc., (2)	27,487

4,391	Verint Systems Inc., (2)	192,194

3,518	VirnetX Holding Corporation, (2), (3)	55,409

5,588	Vringo Inc., (2)	22,855
	Total Software	5,019,438

Nuveen Investments	99

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Specialty Retail – 3.1%

6,540	Aeropostale, Inc., (2), (3)	$32,504

670	America’s Car-Mart, Inc., (2), (3)	24,214

3,932	Ann Inc., (2)	154,095

2,598	Asbury Automotive Group, Inc., (2)	160,401

3,367	Barnes & Noble Inc., (2)	55,219

2,899	bebe stores, inc.	14,640

1,401	Big 5 Sporting Goods Corporation, (3)	17,106

1,278	Body Central Corporation, (2), (3)	1,329

3,605	Brown Shoe Inc.	85,042

2,328	Buckle Inc., (3)	109,393

2,296	Cato Corporation	65,413

1,925	Childrens Place Retail Stores Inc., (3)	92,400

3,026	Christopher & Banks Corporation, (2)	18,882

1,288	Citi Trends, Inc., (2)	21,883

1,871	Conn’s, Inc., (2), (3)	82,754

1,195	Container Store Group Inc., (2), (3)	32,970

1,128	Destination Maternity Corporation	27,816

3,509	Destination XL Group Inc., (2)	18,949

7,114	Express Inc., (2)	103,651

4,103	Finish Line, Inc.	112,956

2,732	Five Below, Incorporated, (2), (3)	110,127

3,669	Francescas Holdings Corporation, (2), (3)	60,025

2,002	Genesco Inc., (2)	152,893

1,812	Group 1 Automotive Inc., (3)	130,700

1,646	Haverty Furniture Companies Inc.	42,039

1,070	Hhgregg Inc., (2), (3)	9,223

2,165	Hibbett Sporting Goods, Inc., (2), (3)	116,585

2,330	Joseph A Bank Clothiers, Inc., (2)	150,402

1,162	Kirkland’s, Inc., (2), (3)	19,882

1,850	Lithia Motors Inc.	137,418

2,290	Lumber Liquidators Inc., (2)	199,594

1,945	Marinemax Inc., (2)	31,237

1,120	Mattress Firm Holding Corporation, (2), (3)	50,613

3,947	Mens Wearhouse Inc.	187,009

2,605	Monro Muffler Brake, Inc., (3)	146,922

2,399	New York & Company Inc., (2)	10,052

40,010	Office Depot, Inc., (2)	163,641

1,694	Outerwall Inc., (2), (3)	117,479

3,848	Pacific Sunwear of California, Inc., (2)	11,082

100	Nuveen Investments

Shares	Description (1)	Value

	Specialty Retail (continued)

3,520	Penske Auto Group, Inc.	$161,427

4,431	Pep Boys – Manny, Moe & Jack, (2)	45,285

6,933	Pier 1 Imports, Inc., (3)	126,597

8,307	RadioShack Corporation, (2), (3)	11,879

4,120	Rent-A-Center Inc., (3)	120,345

1,473	Restoration Hardware Holdings Incorporated, (2)	91,900

721	Sears Hometown and Outlet Stores, (2), (3)	17,023

4,638	Select Comfort Corporation, (2)	85,339

1,250	Shoe Carnival, Inc.	28,550

3,245	Sonic Automotive Inc.	78,983

2,726	Stage Stores Inc., (3)	52,285

2,306	Stein Mart, Inc.	28,825

908	Systemax Inc., (2)	15,699

1,538	Tile Shop Holdings Inc., (2), (3)	21,678

824	Tilly’s Inc, Class A Shares, (2)	9,311

818	Trans World Entertainment Corporation, (2)	2,675

2,530	Vitamin Shoppe Inc., (2), (3)	121,136

1,415	West Marine, Inc., (2)	15,141

7,414	Wet Seal Inc., (2), (3)	8,378

168	Winmark Corporation	12,744

2,706	Zale Corporation, (2)	57,881

1,760	Zumiez, Inc., (2)	43,032
	Total Specialty Retail	4,234,653

	Textiles, Apparel & Luxury Goods – 1.3%

7,749	American Apparel, Inc., (2), (3)	5,009

1,076	Columbia Sportswear Company	92,514

7,344	Crocs, Inc., (2)	111,115

680	Culp Inc., (3)	12,274

1,399	G III Apparel Group, Limited, (2)	100,406

4,289	Iconix Brand Group, Inc., (2), (3)	182,283

10,514	Kate Spade & Company, (2)	365,570

1,472	Movado Group Inc.	57,820

1,121	Oxford Industries Inc.	73,997

1,027	Perry Ellis International, Inc., (2)	15,508

11,047	Quiksilver Inc., (2)	70,922

832	R.G. Barry Corporation	15,209

3,223	Skechers USA Inc., (2)	132,111

5,013	Steven Madden Limited, (2)	178,513

3,990	Tumi Holdings Inc., (2)	81,476

Nuveen Investments	101

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Textiles, Apparel & Luxury Goods (continued)

1,244	Unifi Inc., (2)	$27,542

1,804	Vera Bradley Inc., (2), (3)	51,053

956	Vince Holding Company, (2)	26,300

8,362	Wolverine World Wide Inc., (3)	234,972
	Total Textiles, Apparel & Luxury Goods	1,834,594

	Thrifts & Mortgage Finance – 1.6%

7,359	Astoria Financial Corporation, (3)	97,580

3,869	Bank Mutual Corporation, (3)	23,291

1,757	BankFinancial Corporation, (3)	17,289

602	BBX Capital Corporation, (2)	11,275

2,472	Beneficial Mutual Bancorp Inc., (2), (3)	32,235

2,090	Berkshire Hills Bancorp, Inc.	48,969

1,009	BofI Holdings, Inc., (2)	81,335

5,841	Brookline Bancorp, Inc.	53,036

12,414	Capitol Federal Financial Inc.	149,465

1,640	Charter Financial Corporation	18,040

701	Clifton Bancorp Inc.	8,125

2,653	Dime Community Bancshares, Inc.	43,244

545	Doral Financial Group, (2)	5,210

1,070	ESB Financial Corporation, (3)	13,503

730	ESSA Bancorp Inc.	7,585

973	Essent Group Limited, (2), (3)	18,341

6,707	Everbank Financial Corporation, (3)	125,555

858	Federal Agricultural Mortgage Corporation	30,528

814	First Defiance Financial Corporation	21,994

226	First Federal Bancshares of Arkansas, Inc., (2), (3)	2,005

1,262	First Financial Northwest Inc.	12,872

1,654	Flagstar Bancorp Inc., (2)	29,110

942	Fox Chase Bancorp.	15,713

896	Franklin Financial Corporation, (2)	17,884

106	Hingham Institution for Savings	7,368

540	Home Bancorp Inc., (2), (3)	10,935

5,919	Home Loan Servicing Solutions Limited, (3)	131,106

1,080	HomeStreet Inc., (3)	19,613

1,195	Kearny Financial Corporation, (2), (3)	17,423

1,242	Ladder Capital Corporation, (2)	22,219

695	Meridian Interstate Bancorp, Inc., (2), (3)	17,563

497	Meta Financial Group, Inc.	20,829

27,020	MGIC Investment Corporation, (2), (3)	232,370

102	Nuveen Investments

Shares	Description (1)	Value

	Thrifts & Mortgage Finance (continued)

349	NASB Financial, Inc.	$8,327

4,194	Northfield Bancorp Inc.	54,396

7,811	Northwest Bancshares Inc.	103,808

1,064	OceanFirst Financial Corporation	17,258

3,782	Oritani Financial Corporation	56,087

1,064	PennyMac Financial Services Inc., (2)	16,886

764	Provident Financial Holdings, Inc.	10,749

4,974	Provident Financial Services Inc.	86,448

14,406	Radian Group Inc., (3)	201,396

1,976	Rockville Financial Inc.	26,004

679	Stonegate Mortgage Corporation, (2), (3)	8,589

886	Territorial Bancorp Inc.	18,128

497	Tree.com Inc., (2)	14,453

7,850	TrustCo Bank Corporation NY, (3)	51,889

4,114	United Community Financial Corporation, (2), (3)	13,700

1,640	United Financial Bancorp.	28,930

1,372	Walker & Dunlop Inc., (2)	21,513

673	Waterstone Financial Inc.	7,006

1,478	Westfield Financial Inc.	10,124

654	WSFS Financial Corporation	44,223
	Total Thrifts & Mortgage Finance	2,163,524

	Tobacco – 0.2%

7,303	Alliance One International, Inc., (2), (3)	18,769

1,944	Universal Corporation, (3)	106,084

4,320	Vector Group Ltd., (3)	92,016
	Total Tobacco	216,869

	Trading Companies & Distributors – 1.0%

2,283	Aceto Corporation	49,952

5,706	Aircastle LTD	100,254

3,512	Applied Industrial Technologies Inc.	168,295

4,057	Beacon Roofing Supply Company, (2)	144,348

2,937	Bluelinx Holdings Inc., (2)	3,847

1,431	CAI International Inc., (2), (3)	31,124

789	DXP Enterprises, Inc., (2)	89,323

2,476	H&E Equipment Services, Inc., (2)	95,450

1,493	Houston Wire & Cable Company	18,603

2,253	Kaman Corporation, (3)	94,558

2,891	Rush Enterprises, Class A, (2), (3)	92,801

670	Stock Building Supply Holdings Inc., (2), (3)	11,598

Nuveen Investments	103

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Trading Companies & Distributors (continued)

2,821	TAL International Group Inc., (3)	$118,990

1,776	Textainer Group Holdings Limited, (3)	69,797

1,435	Titan Machinery, Inc., (2), (3)	25,313

2,140	Watsco Inc.	220,225
	Total Trading Companies & Distributors	1,334,478

	Transportation Infrastructure – 0.0%

3,431	Wesco Aircraft Holdings Inc., (2)	69,512

	Water Utilities – 0.2%

3,214	American States Water Co	97,577

631	Artesian Resources Corporation	13,895

3,978	California Water Service Group	89,505

902	Connecticut Water Service, Inc., (3)	29,315

1,219	Consolidated Water Company, Limited	14,165

1,319	Middlesex Water Company	26,815

1,434	Pure Cycle Corporation, (2), (3)	8,045

1,289	SJW Corporation	35,099

1,077	York Water Company, (3)	21,551
	Total Water Utilities	335,967

	Wireless Telecommunication Services – 0.1%

1,547	Boingo Wireless Inc., (2), (3)	10,210

4,499	Leap Wireless International, Inc., (5)	11,337

14,336	NII Holdings Inc., Class B, (2), (3)	12,328

1,274	NTELOS Holdings Corporation, (3)	17,568

717	RingCentral Inc., Class A, (2)	10,870

1,999	Shenandoah Telecommunications Company	56,032

1,803	USA Mobility Inc.	30,885
	Total Wireless Telecommunication Services	149,230
	Total Common Stocks (cost $96,138,626)	134,281,705

Shares	Description (1), (4)	Value

	EXCHANGE-TRADED FUNDS – 0.0%

713	Firsthand Technology Value Fund, Incorporated, (3)	13,946
	Total Exchange-Traded Funds (cost $13,279)	13,946

Shares	Description (1)	Value

	COMMON STOCK RIGHTS – 0.0%

102	Central European Media Enterprises Limited, (3), (5)	—

692	Clinical Data, Inc., (5)	—

3,767	Cubist Pharmaceuticals Inc., (2)	1,089

1,493	Gerber Scientific Inc., (5)	—

424	Omthera Pharamceuticals Inc., (5)	—

2,878	Trius Therapeutics Inc., (2), (5)	—
	Total Common Stock Rights (cost $6,958)	1,089

104	Nuveen Investments

Shares	Description (1)					Value

	WARRANTS – 0.0%

1,328	Magnum Hunter Resources Corporation Warrants, (3), (5)					$3,104

157	Tejon Ranch Company, (2), (6)					518
	Total Warrants (cost $855)					3,622
	Total Long-Term Investments (cost $96,159,718)					134,300,362

Shares	Description (1)					Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 26.3%

	Money Market Funds – 26.3%

34,196,041	Mount Vernon Securities Lending Prime Portfolio, 0.172%, (7), (8)					$36,168,341
	Total Investments Purchased with Collateral from Securities Lending (cost $36,168,341)					36,168,341

Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (9)	Value

	SHORT-TERM INVESTMENTS – 2.4%

	Money Market Funds – 2.0%

$2,743,815	First American Treasury Obligations Fund, Class Z	0.000	% (7)	N/A	N/A	$2,743,815

	U.S. Government and Agency Obligations – 0.4%

600	U.S. Treasury Bills, (10)	0.000%		7/24/14	AAA	599,979
	Total Short-Term Investments (cost $3,343,734)					3,343,794
	Total Investments (cost $135,671,793) – 126.3%					173,812,497
	Other Assets Less Liabilities – (26.3)%					(36,212,233)
	Net Assets – 100%					$137,600,264

Investments in Derivatives as of April 30, 2014

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Value	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index	Long	27	6/14	$3,033,720	$(95,890)

Nuveen Investments	105

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $34,425,751.

(4)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained from the Securities and Exchange Commission on its website at http://www.sec.gov.

(5)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements Note 2 – Investment Valuation and Fair Value Measurements for more information.

(6)	For fair value measurement disclosure purposes, Warrant categorized as Level 2. See Notes to Financial Statements Note 2 – Investment Valuation and Fair Value Measurement for more information.

(7)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(8)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investment in Derivatives, Securities Lending for more information.

(9)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(10)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

N/A	Not applicable.

ADR	American Depositary Receipt.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

106	Nuveen Investments

Statement of

Assets & Liabilities	April 30, 2014 (Unaudited)

	Equity Index	Mid Cap Index	Small Cap Index
Assets
Long-term investments, at value (cost $298,011,264, $415,966,722 and $96,159,718, respectively)	$758,603,689	$593,748,084	$134,300,362
Investments purchased with collateral from securities lending, at value (cost approximates value)	85,941,385	130,489,406	36,168,341
Short-term investments, at value (cost $6,114,050, $50,742,498 and $3,343,734, respectively)	6,114,348	50,742,779	3,343,794
Cash	3,206	14	149,405
Receivable for:
Dividends	724,286	264,953	53,271
Due from Adviser	—	—	20,008
Due from broker	7,547	37,268	23,514
Investments sold	30,305,725	2,949,248	50,462
Shares sold	737,781	802,546	331,708
Variation margin on futures contracts	16,368	297,892	19,710
Other assets	19,267	11,321	125
Total assets	882,473,602	779,343,511	174,460,700
Liabilities
Payable for:
Collateral from securities lending program	85,941,385	130,489,406	36,168,341
Investments purchased	239,301	—	274,564
Shares redeemed	1,648,586	1,180,200	305,331
Accrued expenses:
Directors fees	23,433	14,926	1,273
Management fees	54,276	72,347	—
12b-1 distribution and service fees	78,995	137,975	30,196
Other	293,303	360,109	80,731
Total liabilities	88,279,279	132,254,963	36,860,436
Net assets	$794,194,323	$647,088,548	$137,600,264
Class A Shares
Net assets	$191,729,475	$205,777,732	$44,348,556
Shares outstanding	7,118,075	11,633,962	3,053,958
Net asset value (“NAV”) and offering price per share	$26.94	$17.69	$14.52
Class B Shares
Net assets	$1,552,791	N/A	N/A
Shares outstanding	58,787	N/A	N/A
NAV and offering price per share	$26.41	N/A	N/A
Class C Shares
Net assets	$11,955,816	$12,806,463	$2,675,316
Shares outstanding	448,879	750,200	192,987
NAV and offering price per share	$26.63	$17.07	$13.86
Class R3 Shares
Net assets	$69,675,644	$208,031,069	$44,913,295
Shares outstanding	2,585,722	11,904,678	3,173,350
NAV and offering price per share	$26.95	$17.47	$14.15
Class I Shares
Net assets	$519,280,597	$220,473,284	$45,663,097
Shares outstanding	19,284,583	12,431,610	3,137,900
NAV and offering price per share	$26.93	$17.73	$14.55
Net assets consist of:
Capital paid-in	$299,095,544	$452,148,719	$97,686,807
Undistributed (Over-distribution of) net investment income	1,906,473	2,136,159	354,619
Accumulated net realized gain (loss)	32,479,268	15,141,555	1,514,024
Net unrealized appreciation (depreciation)	460,713,038	177,662,115	38,044,814
Net assets	$794,194,323	$647,088,548	$137,600,264
Authorized shares – per class	$2 billion	$2 billion	$2 billion
Par value per share	$0.0001	$0.0001	$0.0001

N/A – Fund does not offer share class.

See accompanying notes to financial statements.

Nuveen Investments	107

Statement of

Operations	Six Months Ended April 30, 2014 (Unaudited)

	Equity Index	Mid Cap Index	Small Cap Index
Investment Income
Dividend and interest income	$7,989,402	$4,279,692	$876,779
Securities lending income, net	39,556	177,283	130,407
Total investment income	8,028,958	4,456,975	1,007,186
Expenses
Management fees	1,086,316	971,707	230,594
12b-1 service fees – Class A	235,044	245,307	54,555
12b-1 distribution and service fees – Class B	8,749	N/A	N/A
12b-1 distribution and service fees – Class C	56,695	58,999	12,485
12b-1 distribution and service fees – Class R3	165,200	494,407	110,366
Shareholder servicing agent fees and expenses	594,820	583,296	128,131
Custodian fees and expenses	80,686	65,493	74,702
Directors fees and expenses	11,283	9,118	2,022
Professional fees	32,566	23,525	14,233
Shareholder reporting expenses	32,741	58,245	20,683
Federal and state registration fees	35,340	40,097	28,539
Other expenses	21,693	23,065	78,669
Total expenses before fee waiver/expense reimbursement	2,361,133	2,573,259	754,979
Fee waiver/expense reimbursement	(440,632)	(267,489)	(185,871)
Net expenses	1,920,501	2,305,770	569,108
Net investment income (loss)	6,108,457	2,151,205	438,078
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	45,404,131	13,406,291	1,509,580
Future contracts	1,257,960	3,932,943	792,894
Change in net unrealized appreciation (depreciation) of:
Investments	9,318,042	16,443,138	1,739,081
Future contracts	(297,618)	(1,589,707)	(529,863)
Net realized and unrealized gain (loss)	55,682,515	32,192,665	3,511,692
Net increase (decrease) in net assets from operations	$61,790,972	$34,343,870	$3,949,770

N/A – Fund does not offer share class.

See accompanying notes to financial statements.

108	Nuveen Investments

Statement of

Changes in Net Assets	(Unaudited)

	Equity Index		Mid Cap Index
	Six Months 4/30/14	Year Ended 10/31/13	Six Months 4/30/14	Year Ended 10/31/13
Operations
Net investment income (loss)	$6,108,457	$13,297,744	$2,151,205	$4,402,672
Net realized gain (loss) from:
Investments	45,404,131	52,253,862	13,406,291	15,293,322
Futures contracts	1,257,960	5,449,087	3,932,943	5,999,365
Change in net unrealized appreciation (depreciation) of:
Investments	9,318,042	107,601,627	16,443,138	108,525,486
Futures contracts	(297,618)	833,236	(1,589,707)	2,220,304
Net increase (decrease) in net assets from operations	61,790,972	179,435,556	34,343,870	136,441,149
Distributions to Shareholders
From net investment income:
Class A	(1,350,267)	(2,606,436)	(1,225,635)	(790,895)
Class B	(5,848)	(19,422)	N/A	N/A
Class C	(37,807)	(78,170)	—	—
Class R3	(379,912)	(602,709)	(767,824)	(568,169)
Class I	(4,367,265)	(9,873,135)	(1,934,833)	(1,643,928)
From accumulated net realized gains:
Class A	(13,559,790)	(3,515,075)	(7,006,416)	(3,562,726)
Class B	(138,328)	(60,618)	N/A	N/A
Class C	(816,443)	(199,974)	(432,841)	(186,176)
Class R3	(4,767,202)	(810,497)	(7,116,110)	(3,920,755)
Class I	(38,641,025)	(13,293,563)	(8,216,759)	(5,623,072)
Decrease in net assets from distributions to shareholders	(64,063,887)	(31,059,599)	(26,700,418)	(16,295,721)
Fund Share Transactions
Proceeds from sale of shares	60,786,441	129,600,911	89,869,920	209,556,006
Proceeds from shares issued to shareholders due to reinvestment of distributions	53,674,210	24,380,950	23,558,777	13,377,172
	114,460,651	153,981,861	113,428,697	222,933,178
Cost of shares redeemed	(107,233,417)	(257,387,549)	(80,626,280)	(128,355,020)
Net increase (decrease) in net assets from Fund share transactions	7,227,234	(103,405,688)	32,802,417	94,578,158
Net increase (decrease) in net assets	4,954,319	44,970,269	40,445,869	214,723,586
Net assets at the beginning of period	789,240,004	744,269,735	606,642,679	391,919,093
Net assets at the end of period	$794,194,323	$789,240,004	$647,088,548	$606,642,679
Undistributed (Over-distribution of) net investment income at the end of period	$1,906,473	$1,939,115	$2,136,159	$3,913,246

N/A – Fund does not offer share class.

See accompanying notes to financial statements.

Nuveen Investments	109

Statement of Changes in Net Assets (Unaudited) (continued)

	Small Cap Index
	Six Months 4/30/14	Year Ended 10/31/13
Operations
Net investment income (loss)	$438,078	$1,098,225
Net realized gain (loss) from:
Investments	1,509,580	4,297,107
Futures contracts	792,894	1,950,317
Change in net unrealized appreciation (depreciation) of:
Investments	1,739,081	23,359,562
Futures contracts	(529,863)	687,238
Net increase (decrease) in net assets from operations	3,949,770	31,392,449
Distributions to Shareholders
From net investment income:
Class A	(343,366)	(217,739)
Class B	N/A	N/A
Class C	(2,125)	—
Class R3	(240,588)	(103,962)
Class I	(499,459)	(328,679)
From accumulated net realized gains:
Class A	(2,138,261)	(1,103,621)
Class B	N/A	N/A
Class C	(122,652)	(50,808)
Class R3	(2,218,626)	(813,668)
Class I	(2,498,135)	(1,276,552)
Decrease in net assets from distributions to shareholders	(8,063,212)	(3,895,029)
Fund Share Transactions
Proceeds from sale of shares	24,598,066	53,528,206
Proceeds from shares issued to shareholders due to reinvestment of distributions	7,014,092	3,120,918
	31,612,158	56,649,124
Cost of shares redeemed	(23,865,755)	(33,996,665)
Net increase (decrease) in net assets from Fund share transactions	7,746,403	22,652,459
Net increase (decrease) in net assets	3,632,961	50,149,879
Net assets at the beginning of period	133,967,303	83,817,424
Net assets at the end of period	$137,600,264	$133,967,303
Undistributed (Over-distribution of) net investment income at the end of period	$354,619	$1,002,079
N/A	– Fund does not offer share class.

See accompanying notes to financial statements.

110	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	111

Financial

Highlights (Unaudited)

Equity Index

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/92)
2014(e)	$27.10	$.19	$1.86	$2.05	$(.19)	$(2.02)	$(2.21)	$26.94
2013	22.35	.38	5.31	5.69	(.39)	(.55)	(.94)	27.10
2012	21.44	.34	2.48	2.82	(.35)	(1.56)	(1.91)	22.35
2011	21.51	.30	1.26	1.56	(.26)	(1.37)	(1.63)	21.44
2010	18.86	.29	2.70	2.99	(.30)	(.04)	(.34)	21.51
2009	17.61	.34	1.27	1.61	(.36)	—	(.36)	18.86
Class B (8/94)
2014(e)	26.62	.09	1.81	1.90	(.09)	(2.02)	(2.11)	26.41
2013	21.97	.21	5.19	5.40	(.20)	(.55)	(.75)	26.62
2012	21.10	.18	2.43	2.61	(.18)	(1.56)	(1.74)	21.97
2011	21.19	.14	1.24	1.38	(.10)	(1.37)	(1.47)	21.10
2010	18.58	.13	2.66	2.79	(.14)	(.04)	(.18)	21.19
2009	17.35	.22	1.25	1.47	(.24)	—	(.24)	18.58
Class C (2/99)
2014(e)	26.82	.09	1.83	1.92	(.09)	(2.02)	(2.11)	26.63
2013	22.13	.20	5.24	5.44	(.20)	(.55)	(.75)	26.82
2012	21.24	.17	2.46	2.63	(.18)	(1.56)	(1.74)	22.13
2011	21.32	.13	1.26	1.39	(.10)	(1.37)	(1.47)	21.24
2010	18.70	.13	2.67	2.80	(.14)	(.04)	(.18)	21.32
2009	17.46	.21	1.26	1.47	(.23)	—	(.23)	18.70
Class R3 (9/01)
2014(e)	27.04	.15	1.93	2.08	(.15)	(2.02)	(2.17)	26.95
2013	22.31	.31	5.30	5.61	(.33)	(.55)	(.88)	27.04
2012	21.40	.28	2.48	2.76	(.29)	(1.56)	(1.85)	22.31
2011	21.47	.25	1.26	1.51	(.21)	(1.37)	(1.58)	21.40
2010	18.83	.23	2.70	2.93	(.25)	(.04)	(.29)	21.47
2009	17.58	.29	1.28	1.57	(.32)	—	(.32)	18.83
Class I (2/94)
2014(e)	27.09	.22	1.86	2.08	(.22)	(2.02)	(2.24)	26.93
2013	22.35	.45	5.29	5.74	(.45)	(.55)	(1.00)	27.09
2012	21.43	.39	2.49	2.88	(.40)	(1.56)	(1.96)	22.35
2011	21.50	.36	1.26	1.62	(.32)	(1.37)	(1.69)	21.43
2010	18.86	.34	2.69	3.03	(.35)	(.04)	(.39)	21.50
2009	17.61	.38	1.27	1.65	(.40)	—	(.40)	18.86

112	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

8.06%	$191,729	.73	%*	1.31	%*	.62	%*	1.42	%*	2%
26.32	183,491	.71		1.48		.62		1.57		2
14.51	143,664	.69		1.49		.62		1.56		1
7.41	119,172	.70		1.29		.62		1.37		2
15.94	119,761	.79		1.23		.61		1.41		4
9.51	115,213	.79		1.86		.62		2.03		10

7.60	1,553	1.48	*	.57	*	1.37	*	.68	*	2
25.35	2,042	1.46		.78		1.37		.87		2
13.69	2,611	1.44		.76		1.37		.84		1
6.60	4,227	1.45		.55		1.37		.63		2
15.07	7,351	1.54		.49		1.36		.67		4
8.69	9,822	1.54		1.16		1.37		1.33		10

7.62	11,956	1.48	*	.55	*	1.37	*	.66	*	2
25.35	10,752	1.46		.72		1.37		.82		2
13.70	8,095	1.44		.75		1.37		.82		1
6.61	8,261	1.45		.55		1.37		.62		2
15.05	8,651	1.54		.48		1.36		.66		4
8.69	8,661	1.54		1.14		1.37		1.31		10

7.93	69,676	.98	*	1.05	*	.87	*	1.16	*	2
25.96	61,823	.97		1.19		.87		1.29		2
14.26	33,685	.94		1.22		.87		1.28		1
7.15	14,218	.95		1.06		.87		1.13		2
15.63	12,979	1.04		.97		.86		1.15		4
9.27	10,915	1.04		1.56		.87		1.73		10

8.19	519,281	.48	*	1.56	*	.37	*	1.67	*	2
26.59	531,131	.46		1.76		.37		1.85		2
14.85	556,215	.44		1.75		.37		1.82		1
7.68	597,030	.45		1.55		.37		1.63		2
16.18	749,210	.54		1.48		.36		1.66		4
9.78	827,145	.54		2.14		.37		2.31		10

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	113

Financial Highlights (Unaudited) (continued)

Mid Cap Index

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (11/99)
2014(e)	$17.50	$.06	$.89	$.95	$(.11)	$(.65)	$(.76)	$17.69
2013	13.76	.13	4.17	4.30	(.10)	(.46)	(.56)	17.50
2012	12.87	.09	1.31	1.40	(.03)	(.48)	(.51)	13.76
2011	11.98	.05	.92	.97	(.08)	—	(.08)	12.87
2010	9.52	.09	2.45	2.54	(.08)	—	(.08)	11.98
2009	8.83	.09	1.27	1.36	(.07)	(.60)	(.67)	9.52
Class C (9/01)
2014(e)	16.87	(.01)	.86	.85	—	(.65)	(.65)	17.07
2013	13.28	.01	4.04	4.05	—	(.46)	(.46)	16.87
2012	12.51	(.01)	1.26	1.25	—	(.48)	(.48)	13.28
2011	11.67	(.05)	.89	.84	—	—	—	12.51
2010	9.28	.01	2.39	2.40	(.01)	—	(.01)	11.67
2009	8.64	.04	1.23	1.27	(.03)	(.60)	(.63)	9.28
Class R3 (11/00)
2014(e)	17.28	.04	.87	.91	(.07)	(.65)	(.72)	17.47
2013	13.59	.10	4.11	4.21	(.06)	(.46)	(.52)	17.28
2012	12.73	.06	1.28	1.34	—	(.48)	(.48)	13.59
2011	11.86	.01	.92	.93	(.06)	—	(.06)	12.73
2010	9.43	.06	2.43	2.49	(.06)	—	(.06)	11.86
2009	8.76	.07	1.26	1.33	(.06)	(.60)	(.66)	9.43
Class I (11/99)
2014(e)	17.57	.08	.88	.96	(.15)	(.65)	(.80)	17.73
2013	13.81	.18	4.17	4.35	(.13)	(.46)	(.59)	17.57
2012	12.92	.12	1.32	1.44	(.07)	(.48)	(.55)	13.81
2011	12.03	.08	.91	.99	(.10)	—	(.10)	12.92
2010	9.55	.12	2.46	2.58	(.10)	—	(.10)	12.03
2009	8.84	.12	1.27	1.39	(.08)	(.60)	(.68)	9.55

114	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

5.63%	$205,778	.82	%*	.60	%*	.73	%*	.69	%*	5%
32.46	185,942	.76		.84		.73		.86		7
11.48	104,467	.80		.61		.74		.67		7
8.07	68,856	.79		.32		.75		.36		23
26.79	36,499	.86		.70		.74		.82		8
17.53	22,766	.92		.98		.75		1.15		18

5.23	12,806	1.57	*	(.15	)*	1.48	*	(.07	)*	5
31.51	10,925	1.51		.07		1.48		.10		7
10.60	5,290	1.55		(.13)		1.49		(.07)		7
7.20	3,302	1.53		(.42)		1.50		(.39)		23
25.86	3,100	1.61		(.05)		1.49		.07		8
16.68	2,766	1.67		.31		1.50		.48		18

5.45	208,031	1.07	*	.35	*	.98	*	.44	*	5
32.16	186,673	1.01		.60		.98		.62		7
11.14	113,834	1.05		.36		.99		.42		7
7.83	65,060	1.04		.07		1.00		.11		23
26.48	26,458	1.11		.44		.99		.56		8
17.29	12,212	1.17		.72		1.00		.89		18

5.67	220,473	.56	*	.86	*	.48	*	.94	*	5
32.82	223,102	.51		1.12		.48		1.14		7
11.80	168,328	.55		.87		.49		.93		7
8.23	170,174	.53		.59		.50		.63		23
27.13	202,542	.61		.95		.49		1.07		8
17.92	163,432	.67		1.30		.50		1.47		18

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	115

Financial Highlights (Unaudited) (continued)

Small Cap Index

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/98)
2014(e)	$14.99	$.05	$.37	$.42	$(.12)	$(.77)	$(.89)	$14.52
2013	11.59	.14	3.79	3.93	(.08)	(.45)	(.53)	14.99
2012	10.43	.08	1.11	1.19	(.03)	—	(.03)	11.59
2011	9.89	.05	.55	.60	(.06)	—	(.06)	10.43
2010	7.90	.05	1.99	2.04	(.05)	—	(.05)	9.89
2009	8.91	.06	.27	.33	(.07)	(1.27)	(1.34)	7.90
Class C (9/01)
2014(e)	14.31	—	.33	.33	(.01)	(.77)	(.78)	13.86
2013	11.08	.03	3.65	3.68	—	(.45)	(.45)	14.31
2012	10.02	—	1.06	1.06	—	—	—	11.08
2011	9.52	(.03)	.53	.50	—	—	—	10.02
2010	7.62	(.02)	1.92	1.90	—	—	—	9.52
2009	8.66	.01	.26	.27	(.04)	(1.27)	(1.31)	7.62
Class R3 (12/98)
2014(e)	14.62	.03	.35	.38	(.08)	(.77)	(.85)	14.15
2013	11.31	.10	3.72	3.82	(.06)	(.45)	(.51)	14.62
2012	10.18	.05	1.08	1.13	—	—	—	11.31
2011	9.66	.03	.53	.56	(.04)	—	(.04)	10.18
2010	7.73	.03	1.94	1.97	(.04)	—	(.04)	9.66
2009	8.76	.04	.26	.30	(.06)	(1.27)	(1.33)	7.73
Class I (12/98)
2014(e)	15.04	.07	.36	.43	(.15)	(.77)	(.92)	14.55
2013	11.63	.17	3.80	3.97	(.11)	(.45)	(.56)	15.04
2012	10.46	.11	1.12	1.23	(.06)	—	(.06)	11.63
2011	9.91	.08	.55	.63	(.08)	—	(.08)	10.46
2010	7.91	.07	2.00	2.07	(.07)	—	(.07)	9.91
2009	8.92	.09	.25	.34	(.08)	(1.27)	(1.35)	7.91

116	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

2.86%	$44,349	1.08	%*	.36%*	.81	%*	.63	%*	1%
35.52	41,769	1.07		.81	.82		1.06		11
11.44	28,640	1.27		.28	.83		.72		20
6.03	19,406	1.17		.15	.83		.50		14
25.91	12,667	1.49		(.15)	.79		.55		12
6.34	8,591	1.66		.03	.82		.87		22

2.42	2,675	1.83	*	(.40 )*	1.56	*	(.13	)*	1
34.57	2,155	1.82		— **	1.57		.25		11
10.58	1,246	2.00		(.46)	1.58		(.03)		20
5.25	1,330	1.90		(.58)	1.58		(.26)		14
24.93	1,645	2.24		(.90)	1.54		(.20)		12
5.60	1,380	2.41		(.67)	1.57		.17		22

2.69	44,913	1.33	*	.11 *	1.06	*	.38	*	1
35.24	41,350	1.32		.49	1.07		.74		11
11.13	20,198	1.52		.02	1.08		.47		20
5.79	11,824	1.44		(.12)	1.08		.24		14
25.55	4,795	1.74		(.40)	1.04		.30		12
6.08	2,512	1.91		(.29)	1.07		.55		22

2.95	45,663	.83	*	.63 *	.56	*	.89	*	1
35.82	48,694	.82		1.05	.57		1.30		11
11.79	33,733	1.00		.55	.58		.97		20
6.33	40,135	.90		.42	.58		.75		14
26.22	47,179	1.24		.10	.54		.80		12
6.50	43,179	1.41		.35	.57		1.19		22

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2014.
*	Annualized.
**	Round to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	117

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Equity Index Fund (“Equity Index”), Nuveen Mid Cap Index Fund (“Mid Cap Index”) and Nuveen Small Cap Index Fund (“Small Cap Index”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the state of Maryland on August 20, 1987.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC, (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Agreement and Plan of Merger

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the “Purchase Agreement”) to acquire Nuveen, the parent company of the Adviser. The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary Nuveen Fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940) of the investment management agreements between the Nuveen Funds and the Adviser and the investment sub-advisory agreements between the Adviser and each Nuveen Fund’s sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/Trustees of the Nuveen Funds (the “Board”) will consider a new investment management agreement with the Adviser and new investment sub-advisory agreements with each sub-adviser. If approved by the Board, the new agreements will be presented to the Nuveen Funds’ shareholders for approval, and, if so approved by shareholders, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Investment Objectives and Principal Investment Strategies

Equity Index’s investment objective is to provide investment results that correspond to the performance of the Standard & Poor’s 500® Index. Mid Cap Index’s investment objective is to provide investment results that correspond to the performance of the Standard & Poor’s MidCap 400® Index. Small Cap Index’s investment objective is to provide investment results that correspond to the performance of the Russell® 2000 Index.

Under normal market conditions, each Fund invests at least 90% of the sum of its net assets and the amount of any borrowings for investment purposes in common stocks included in its corresponding index. Each Fund also may invest in stock index futures contracts, options on stock indices and options on stock index futures (“derivatives”) on its corresponding index. Each Fund may make these investments to maintain the liquidity needed to meet redemption requests, to increase the level of Fund assets devoted to replicating the composition of its corresponding index and to reduce transaction costs.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

118	Nuveen Investments

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually for Mid Cap Index and Small Cap Index and quarterly for Equity Index. Dividends from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

The Funds only issue Class A Shares for purchase by certain retirement plans and by qualifying clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services. Class A Shares are offered to those investors at their net asset value (“NAV”) per share with no up-front sales charge. Equity Index will issue Class B shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts. Class B Shares incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution and a .25% annual service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

Nuveen Investments	119

Notes to Financial Statements (Unaudited) (continued)

As of April 30, 2014, the Funds were invested in securities lending lending transactions that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange. These securities may represent a transfer from a Level 1 to a Level 2 security.

Exchange traded funds in which the Funds may invest are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable

120	Nuveen Investments

inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Equity Index	Level 1	Level 2	Level 3***		Total
Long-Term Investments*:
Common Stocks	$758,603,689	$—	$—		$758,603,689
Investments Purchased with Collateral from Securities Lending	85,941,385	—	—		85,941,385
Short-Term Investments:
Money Market Funds	3,114,453	—	—		3,114,453
U.S. Government and Agency Obligations	—	2,999,895	—		2,999,895
Investments in Derivatives:
Futures Contracts**	120,315	—	—		120,315
Total	$847,779,842	$2,999,895	$—		$850,779,737

Mid Cap Index
Long-Term Investments*:
Common Stocks	$593,742,036	$—	$—		$593,742,036
Common Stock Rights	6,048	—	—		6,048
Investments Purchased with Collateral from Securities Lending	130,489,406	—	—		130,489,406
Short-Term Investments:
Money Market Funds	47,742,884	—	—		47,742,884
U.S. Government & Agency Obligations	—	2,999,895	—		2,999,895
Investments in Derivatives:
Futures Contracts**	(119,528)	—	—		(119,528)
Total	$771,860,846	$2,999,895	$—		$774,860,741

Small Cap Index
Long-Term Investments*:
Common Stocks	$134,270,368	$—	$11,337		$134,281,705
Exchange-Traded Funds	13,946	—	—		13,946
Common Stock Rights	1,089	—	—	****	1,089
Warrants	—	518	3,104		3,622
Investments Purchased with Collateral from Securities Lending	36,168,341	—	—		36,168,341
Short-Term Investments:
Money Market Funds	2,743,815	—	—		2,743,815
U.S. Government & Agency Obligations	—	599,979	—		599,979
Investments in Derivatives:
Futures Contracts**	(95,890)	—	—		(95,890)
Total	$173,101,669	$600,497	$14,441		$173,716,607
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for breakdown of securities classified as Level 3.
****	Level 3 securities have a market value of zero.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of

Nuveen Investments	121

Notes to Financial Statements (Unaudited) (continued)

Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 102%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The Funds’ custodian serves as the securities lending agent for the Funds. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities.

The following table presents the securities out on loan for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those securities.

Fund	Counterparty	Long-Term Investment, at Value	Collateral Pledged (from) Counterparty*	Net Exposure
Equity Index	U.S. Bank	$84,193,124	$84,193,124	$—
Mid Cap Index	U.S. Bank	127,620,886	127,620,886	—
Small Cap Index	U.S. Bank	34,425,751	34,425,751	—
*	As of April 30, 2014, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income, net.” Securities lending fees paid by each Fund during the six months ended April 30, 2014, was as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Security lending fees paid	$2,767	$28,611	$23,719

122	Nuveen Investments

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the six months ended April 30, 2014, each Fund continued to invest in index futures contracts to convert cash into the equivalent of its corresponding index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. These futures contracts are used as a means to efficiently gain exposure to a broad base of equity securities.

The average notional amount of futures contracts outstanding during the six months ended April 30, 2014, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Average notional amount of futures contracts outstanding*	23,548,692	45,806,745	6,804,176
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following tables present the fair value of all futures contracts held by the Funds as of April 30, 2014, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Equity Index
Equity price	Futures contracts	Receivable for variation margin on futures contracts*	$120,315	—	$—

Mid Cap Index
Equity price	Futures contracts	Receivable for variation margin on futures contracts*	$(119,528)	—	$—

Small Cap Index
Equity price	Futures contracts	Receivable for variation margin on futures contracts*	$(95,890)	—	$—
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

Nuveen Investments	123

Notes to Financial Statements (Unaudited) (continued)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the six months ended April 30, 2014, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Equity Index	Equity price	Futures contracts	$1,257,960	$(297,618)
Mid Cap Index	Equity price	Futures contracts	3,932,943	$(1,589,707)
Small Cap Index	Equity price	Futures contracts	792,894	$(529,863)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Equity Index
	Six Months Ended 4/30/14		Year Ended 10/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	736,597	$19,546,148	1,390,813	$33,292,600
Class A — automatic conversion of Class B Shares	8,400	226,727	21,020	495,112
Class B — exchanges	125	3,123	542	13,502
Class C	45,183	1,173,603	67,319	1,654,897
Class R3	496,977	13,306,474	1,362,755	33,551,073
Class I	1,000,282	26,530,366	2,501,015	60,593,727
Shares issued to shareholders due to reinvestment of distributions:
Class A	579,633	14,799,933	266,341	6,052,004
Class B	5,658	141,239	3,618	79,059
Class C	28,725	723,189	11,147	246,703
Class R3	195,196	5,147,083	62,181	1,413,171
Class I	1,286,925	32,862,766	732,788	16,590,013
	4,383,701	114,460,651	6,419,539	153,981,861
Shares redeemed:
Class A	(976,779)	(26,044,924)	(1,334,700)	(32,284,867)
Class B	(15,164)	(394,679)	(24,907)	(591,650)
Class B — automatic conversion of Class A Shares	(8,559)	(226,727)	(21,400)	(495,112)
Class C	(25,871)	(676,338)	(43,416)	(1,049,552)
Class R3	(392,446)	(10,535,313)	(648,981)	(15,753,201)
Class I	(2,605,563)	(69,355,436)	(8,520,280)	(207,213,167)
	(4,024,382)	(107,233,417)	(10,593,684)	(257,387,549)
Net increase (decrease)	359,319	$7,227,234	(4,174,145)	$(103,405,688)

124	Nuveen Investments

	Mid Cap Index
	Six Months Ended 4/30/14		Year Ended 10/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,199,006	$38,518,797	5,136,695	$79,951,117
Class C	128,765	2,174,197	292,876	4,467,780
Class R3	1,553,719	26,910,526	3,979,743	61,218,130
Class I	1,263,449	22,266,400	4,112,940	63,918,979
Shares issued to shareholders due to reinvestment of distributions:
Class A	479,770	8,140,858	314,110	4,274,744
Class C	24,377	395,884	13,313	174,797
Class R3	471,324	7,877,667	333,843	4,488,924
Class I	419,344	7,144,368	324,941	4,438,707
	6,539,754	113,428,697	14,508,461	222,933,178
Shares redeemed:
Class A	(1,668,625)	(29,298,415)	(2,420,191)	(37,454,741)
Class C	(50,388)	(849,101)	(57,018)	(880,513)
Class R3	(921,953)	(15,971,555)	(1,887,851)	(28,959,655)
Class I	(1,952,314)	(34,507,209)	(3,929,395)	(61,060,111)
	(4,593,280)	(80,626,280)	(8,294,455)	(128,355,020)
Net increase (decrease)	1,946,474	$32,802,417	6,214,006	$94,578,158

	Small Cap Index
	Six Months Ended 4/30/14		Year Ended 10/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	610,134	$9,103,333	1,323,081	$17,441,128
Class C	43,736	623,083	56,597	705,125
Class R3	590,496	8,609,671	1,553,250	20,000,182
Class I	419,054	6,261,979	1,148,404	15,381,771
Shares issued to shareholders due to reinvestment of distributions:
Class A	171,196	2,468,224	116,899	1,314,518
Class C	8,480	115,665	4,541	48,638
Class R3	175,256	2,454,748	83,750	917,629
Class I	136,461	1,975,455	74,480	840,133
	2,154,813	31,612,158	4,361,002	56,649,124
Shares redeemed:
Class A	(513,304)	(7,660,874)	(1,124,307)	(14,486,992)
Class C	(9,839)	(139,123)	(22,987)	(302,316)
Class R3	(421,072)	(6,108,251)	(593,535)	(7,467,504)
Class I	(655,834)	(9,957,507)	(885,982)	(11,739,853)
	(1,600,049)	(23,865,755)	(2,626,811)	(33,996,665)
Net increase (decrease)	554,764	$7,746,403	1,734,191	$22,652,459

5. Investment Transactions

Purchases and sales (excluding investments purchased with collateral from securities lending, short-term investments and derivative transactions) during the six months ended April 30, 2014, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Purchases	$12,827,292	$30,978,605	$13,541,830
Sales	86,782,000	29,478,698	1,460,680

Nuveen Investments	125

Notes to Financial Statements (Unaudited) (continued)

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of April 30, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Cost of investments	$403,829,335	$598,107,726	$136,117,302
Gross unrealized:
Appreciation	$468,336,914	$189,777,480	$45,368,714
Depreciation	(21,506,827)	(12,699,137)	(7,645,819)
Net unrealized appreciation (depreciation) of investments	$446,830,087	$177,078,343	$37,722,895

Permanent differences, primarily due to tax equalization, distribution reclass, REIT adjustments, foreign currency reclassifications and investments in passive foreign investment companies resulted in reclassifications among the Funds’ components of net assets as of October 31, 2013, the Funds‘ last tax year end, as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Capital paid-in	$(80,442)	$(121,976)	$(16,039)
Undistributed (Over-distribution of) net investment income	152,356	262,124	60,946
Accumulated net realized gain (loss)	(71,914)	(140,148)	(44,907)

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2013, the Funds’ last tax year end, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Undistributed net ordinary income[1]	$4,501,394	$8,390,591	$2,374,553
Undistributed net long-term capital gains	55,389,287	18,286,933	5,677,904
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended October 31, 2013, was designated for purposes of the dividends paid deduction as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Distributions from net ordinary income	$14,598,278	$4,538,315	$648,672
Distributions from net long-term capital gains[2]	16,461,321	11,757,406	3,246,357
[2]	The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2013.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

126	Nuveen Investments

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Equity Index Fund-Level Fee Rate	Mid Cap Index Fund-Level Fee Rate	Small Cap Index Fund-Level Fee Rate
For the first $125 million	.1000%	.1500%	.1500%
For the next $125 million	.0875	.1375	.1375
For the next $250 million	.0750	.1250	.1250
For the next $500 million	.0625	.1125	.1125
For the next $1 billion	.0500	.1000	.1000
For net assets over $2 billion	.0250	.0750	.0750

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2014, the complex-level fee rate for each Fund was as follows:

Fund	Rate
Equity Index	.2000%
Mid Cap Index	.1785
Small Cap Index	.1821

The Adviser has contractually agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses, after waivers and/or expense reimbursements and excluding any acquired fund fees and expenses, do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

	Equity Index	Mid Cap Index	Small Cap Index
Class A Shares	0.62%	0.75%	0.83%
Class B Shares	1.37	N/A	N/A
Class C Shares	1.37	1.50	1.58
Class R3 Shares	0.87	1.00	1.08
Class I Shares	0.37	0.50	0.58
Expiration Date	February 28, 2015	February 28, 2015	February 28, 2015
N/A	– Fund does not offer Class B Shares.

Nuveen Investments	127

Notes to Financial Statements (Unaudited) (continued)

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Class A Shares are offered at their NAV per share with no up-front sales charge. During the six months ended April 30, 2014, Nuveen Securities, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, received 12b-1 service fees in Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended April 30, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Commission advances	$8,515	$14,192	$3,566

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares and C Shares during the first year following a purchase were retained by the Distributor. During the six months ended April 30, 2014, the Distributor retained such 12b-1 fees as follows:

	Equity Index	Mid Cap Index	Small Cap Index
12b-1 fees retained	$14,466	$17,031	$3,523

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended April 30, 2014, as follows:

	Equity Index	Mid Cap Index	Small Cap Index
CDSC retained	$631	$729	$63

8. Subsequent Events

Class B Shares

Effective at the close of business on June 23, 2014, Class B shares of Equity Index converted to Class A Shares and are no longer available through an exchange from other Nuveen mutual funds.

128	Nuveen Investments

Additional

Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian U.S. Bank National Association Milwaukee, WI 53202	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800)257-8787

Quarterly Form N-Q Portfolio of Investments Information The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	129

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper S&P 500® Index Objective Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper S&P 500® Index Objective Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Mid-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P MidCap 400® Index: An unmanaged, market value-weighted index of 400 mid-cap companies. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

130	Nuveen Investments

Annual Investment Management Agreement

Approval Process (Unaudited)

I. The Approval Process

The Board of Directors of each Fund (each, a “Board” and each Director, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the respective Fund and determining whether to approve or continue such Fund’s advisory agreement (each, an “Original Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and sub-advisory agreement (each, an “Original Sub-Advisory Agreement” and, together with the Original Investment Management Agreement, the “Original Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), each Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. (“Nuveen”) by TIAA-CREF (the “Transaction”). For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Funds and references to the “Board” refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved for each Fund a new advisory agreement (each, a “New Investment Management Agreement”) between the Fund and the Adviser and a new sub-advisory agreement (each, a “New Sub-Advisory Agreement” and, together with the New Investment Management Agreement, the “New Advisory Agreements”) between the Adviser and the Sub-Adviser, each on behalf of the respective Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the “Fund Advisers” and each, a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers’ employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and the Fund Advisers including, among other things: the nature, extent and quality of services provided by

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each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of each Fund’s performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain equity and fixed income teams of the Sub-Adviser in September 2013 and met with the Sub-Adviser’s municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the

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services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

1. The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates provide to each Fund; the performance record of each Fund (as described in further detail below); and any initiatives Nuveen had taken for the open-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Adviser generally provides the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters).

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end funds, including, among other things: the continued focus on enhancing the product line through the development of new funds, including the development of alternative strategies

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reflecting trends in the industry; the enhanced support provided to the Board by providing comprehensive in-depth presentations to the Open-End Funds Committee; and the development of a new class of shares for certain funds.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing each Fund, developments affecting the Sub-Adviser or the Funds and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Funds. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen’s supervision of the Funds’ service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Fund under the respective Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to each Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of each Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but

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would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to each Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B. The Investment Performance of the Funds and Fund Advisers

1. The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of each Fund’s performance and the applicable investment team. In considering each Fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014. This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•

The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For funds classified with less relevant Performance Peer Groups, the Board considered a fund’s performance compared to its benchmark to help assess the fund’s comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund’s performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its

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benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.[i] While the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted that the Nuveen Small Cap Index Fund (“Small Cap Index Fund”) and the Nuveen Mid Cap Index Fund (“Mid Cap Index Fund”) had satisfactory performance compared to their respective peers, performing in the second or third quartile over various periods.

With respect to the Nuveen Equity Index Fund (“Equity Index Fund”), the Board noted that, although such Fund appeared to lag its peers in the one- and three-year periods, as an index fund, tracking error is a more appropriate measure of the Fund’s performance. In this regard, Equity Index Fund had provided returns within the expected tracking error of its benchmark.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

2. The New Advisory Agreements

With respect to the performance of each Fund, the Board considered that the portfolio investment personnel responsible for the management of the respective Fund portfolios were expected to continue to manage such portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction. Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund, reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that Equity Index Fund and Mid Cap Index Fund had net management fees and net expense ratios (including fee waivers and expense reimbursements) below their peer averages, while Small Cap Index Fund had a net expense ratio that was slightly higher than its peer average, but a net management fee that was below its peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services

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may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to non-municipal funds, such other clients of a Fund Adviser may include: separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, collective trust funds and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the Funds were reasonable.

4. The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction (i) not to increase contractual management fee rates for any Nuveen fund and (ii) not to raise expense cap levels for any Nuveen fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2. The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

138	Nuveen Investments

E. Indirect Benefits

1. The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which include fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. Each Fund’s portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and their shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

2. The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F. Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•	Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase contractual management fee rates for any fund and (ii) not to raise expense cap levels for any fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•	The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or the New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•	The reputation, financial strength and resources of TIAA-CREF.

•	The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•	The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

Nuveen Investments	139

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

II. Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved for each Fund an interim advisory agreement (the “Interim Investment Management Agreement”) between the respective Fund and the Adviser and an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. If necessary to assure continuity of advisory services, each respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

i	The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

140	Nuveen Investments

Notes

Nuveen Investments	141

Notes

142	Nuveen Investments

Notes

Nuveen Investments	143

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $225 billion as of March 31, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-FIDX-0414D

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report April 30, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class B	Class C	Class R3	Class R6	Class I

Nuveen Dividend Value Fund	FFEIX	FAEBX	FFECX	FEISX	FFEIX	FAQIX
Nuveen Mid Cap Value Fund	FASEX	FAESX	FACSX	FMVSX	—	FSEIX
Nuveen Small Cap Value Fund	FSCAX	—	FSCVX	FSVSX	—	FSCCX

NUVEEN INVESTMENTS TO BE ACQUIRED BY TIAA-CREF

On April 14, 2014, TIAA-CREF announced that it had entered into an agreement to acquire Nuveen Investments, the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management (as of March 31, 2014) and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen anticipates that it will operate as a separate subsidiary within TIAA-CREF’s asset management business, and that its current leadership and key investment teams will stay in place.

Your fund investment will not change as a result of Nuveen’s change of ownership. You will still own the same fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your fund’s sub-adviser(s) will continue to manage your fund according to the same objectives and policies as before, and we do not anticipate any significant changes to your fund’s operations. Under the securities laws, the consummation of the transaction will result in the automatic termination of the investment management agreements between the funds and NFAL and the investment sub-advisory agreements between NFAL and each fund’s sub-adviser(s). New agreements will be presented to the funds’ shareholders for approval, and, if approved, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction, expected to be completed by year end, is subject to customary closing conditions.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

After significant growth in 2013, domestic and international equity markets have been less compelling during the first part of 2014. Concerns about deflation, political uncertainty in many places and the potential for more fragile economies to impact other countries have produced uncertainty in the markets.

Europe is beginning to emerge slowly from recession in mid-2013, with improved GDP and employment trends in some countries. However, Japan’s deflationary headwinds have resurfaced; and China shows signs of slowing from credit distress combined with declines in manufacturing and exports. Most recently, tensions between Russia and Ukraine may continue to hold back stocks and support government bonds in the near term.

Despite these headwinds, there are some encouraging signs of forward momentum in the markets. In the U.S., the news is more positive with financial risks slowly receding, positive GDP trends, downward trending unemployment and stronger household finances and corporate spending.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

June 23, 2014

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Dividend Value Fund

Nuveen Mid Cap Value Fund

Nuveen Small Cap Value Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments Inc.

Cori Johnson, CFA, and Derek Sadowsky are the portfolio managers for the Nuveen Dividend Value Fund. Cori assumed portfolio management responsibilities in 1996. Derek became a co-manager on the Nuveen Dividend Value Fund management team in 2012.

Karen Bowie, CFA, and David Chalupnik, CFA, are co-portfolio managers of the Nuveen Mid Cap Value Fund. They assumed portfolio management responsibilities for the Fund in 2012.

Karen Bowie is also the portfolio manager for the Nuveen Small Cap Value Fund. She assumed portfolio management responsibilities for the Fund in 2006.

On the following pages, the portfolio management teams for the Funds examine key investment strategies and the Funds’ performance for the six-month reporting period ended April 30, 2014.

Nuveen Dividend Value Fund

How did the Fund perform during the six-month reporting period ended April 30, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2014. The Fund’s Class A Shares at net asset value (NAV) underperformed the Russell 1000® Value Index and the Lipper classification average during the six-month reporting period.

What strategies were used to manage the Fund during the six-month reporting period? How did these strategies influence performance?

During the reporting period, we continued to implement the Fund’s disciplined investment strategy. We seek to achieve consistent, long-term outperformance with lower volatility by building and managing a portfolio diversified between sustainable and opportunistic holdings with a focus on what we believe are attractively valued companies with above average current income or dividend growth. We use an integrated, multi-perspective research and analysis approach that involves a team of portfolio managers, fundamental research analysts and quantitative analysts. The Fund’s holdings exhibit attractive valuations and identifiable catalysts that we believe will drive future stock appreciation. The Fund is also actively managed in an effort to minimize distributed capital gains and maximize after-tax returns using a typical investment horizon of at least two to three years. We adhere to portfolio guidelines to manage volatility and maintain diversification, generally selling a security if it no longer is expected to meet our dividend growth or price appreciation expectations or if we find a better alternative in the marketplace.

The Fund’s shortfall versus its benchmarks was primarily caused by stock selection in the consumer discretionary, energy, information technology and financial sectors. In consumer discretionary, performance was hindered by our positions in Best Buy Co., Inc. and Staples, Inc. Best Buy was negatively impacted by first quarter earnings that fell short of investors’ bullish expectations. However, we think investors overreacted and believe Best Buy continues to execute on its turnaround plan to cut costs and improve its product

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

offerings to better compete with online and brick and mortar competitors. Staples was negatively impacted by poor sales, which we believe were partly due to the wet and cold winter weather and a lack of consolidation by industry peers. We continue to await industry restructuring and better small business growth, which should help Staples’ sales and earnings growth and lead to improved valuation.

In the energy sector, underperformance was mainly due to the Fund’s underweight position in Exxon Mobil Corporation, which outperformed the group. The Fund remains underweight as we believe other large integrated oil companies offer greater long-term volume growth and will have the ability to return more cash to investors. Another negative impact on performance was the Fund’s underweight position in U.S. refinery companies. These companies have benefited from the increasing supply of oil in the U.S. and demand for gasoline as the economy improves. However, we believe the stocks do not currently offer compelling value, while refinery profit margins are likely near peak levels and unlikely to improve further.

In the financial sector, the Fund’s shortfall was mainly due to its underweight in Wells Fargo & Company, which outperformed the group. We are maintaining the underweight in Wells Fargo as we believe other banks have better growth prospects and are trading at cheaper valuations. Also, shares of State Street Corporation were negatively impacted by the decline in Treasury yields as well as higher-than-expected expenses during the first quarter. We believe State Street’s management will continue to focus on reducing expenses, while the company’s strong capital ratio should lead to further cash returns to shareholders.

Finally, within the technology sector, stock selection in the semiconductor sector negatively weighed on results. The Fund’s holding of CA, Inc. lagged the group as we believe investors are awaiting more evidence that the company’s cost and sales restructuring are delivering. We continue to be patient as CA pays an attractive dividend yield and we have seen progress on both initiatives by management. In addition, Symantec Corporation underperformed as a result of the abrupt firing of its CEO by the company’s board of directors. This marked the second CEO the board has fired in the past three years; therefore, given the lack of direction at the firm, we sold out of the Fund’s position completely during the reporting period.

The Fund’s attribution during the reporting period benefited from favorable security selection in the health care and material sectors. The materials sector was the Fund’s greatest source of strength versus the benchmark due to favorable stock selection in the petrochemical industry with our holdings in Dow Chemical Company and LyondellBasell Industries. Dow Chemical continued to be helped by improving margins for its commodity products as well as further plans to divest more of its non-core assets. LyondellBasell benefited from the same margin improvement fundamentals as Dow Chemical in its ethylene/polyethylene plastics business. LyondellBasell is also expected to see strong margins from its refining division for the foreseeable future, as oil derivative demand remains strong. Both companies are generating and returning a large amount of cash to shareholders via dividends and share buybacks. In addition, we believe valuations are still attractive for these two stocks.

In the health care sector, the Fund was aided by positions in AstraZeneca plc and Merck & Co., Inc. AstraZeneca benefited from Pfizer announcing it was interested in acquiring the company during the first quarter of 2014. Prior to that announcement, AstraZeneca had already been outperforming due to its improving pipeline as it is one of several firms that has a PD-1 cancer drug in development. Merck benefited during the reporting period as management took a more proactive stance in restructuring the company’s portfolio. Merck announced in May 2014 that it would sell its consumer business for $14.2 billion to Bayer. We expect to see further strategic moves by Merck to extract shareholder value and make it into a more focused company.

Nuveen Mid Cap Value Fund

How did the Fund perform during the six-month reporting period ended April 30, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2014. The Fund’s Class A Shares at net asset value (NAV) underperformed the Russell Midcap® Value Index and outperformed with the Lipper classification average during the six-month reporting period.

6	Nuveen Investments

What strategies were used to manage the Fund during the six-month reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations at the time of purchase between approximately $1.8 billion and $21.5 billion. During the reporting period, we continued to implement the Fund’s investment process of selecting mid-cap companies that we believed were undervalued relative to other companies in the same industry or market. These companies demonstrated or are expected to demonstrate improving fundamentals and have an identifiable catalyst that could close the gap between market value and our perception of fair value. We look for companies that generate strong free cash flow, which allows them to pay down debt, increase dividends, repurchase shares or engage in merger and acquisition activities. At the same time, we identify a short- or long-term catalyst we can track and monitor over time that could potentially propel each stock to realize its value. Generally, we sell a holding if the stock price reaches its target, the company’s fundamentals or competitive position significantly deteriorate or if a better alternative exists in the marketplace.

The Fund’s underperformance of its Russell benchmark was primarily driven by negative stock selection and a significant overweight position in the consumer discretionary sector. With severe winter weather across much of the nation weighing on U.S. growth, the Fund’s overall cyclical tilt hindered results as consumer discretionary was the worst performing sector within the Russell Midcap® Value Index during this reporting period. However, we deemed the weather-related setback affecting this sector as temporary and maintained the Fund’s overweight.

Staples, Inc. was the leading detractor from the consumer discretionary sector during the reporting period. This office supply chain was negatively impacted by poor sales, which were partly due to the cold weather combined with a slower-than-expected merger between two of its industry peers. Although we continued to believe the office supply industry would restructure and employment figures would improve, we sold Staples during the reporting period as we saw increased competition from other retailers who are continuing to build out their office supply offerings. Shares of electronics retailer Best Buy Co., Inc. fell significantly in mid-January 2014 after tripling in value during 2013. The company reported a decline in holiday sales that caused investors to call into question the CEO’s turnaround strategy. However, we continued to hold Best Buy because of our belief that the company’s transformation is on track and will gain momentum going forward. In addition, American mass media company Liberty Media Corporation saw its stock price decline throughout the six-month reporting period after one of its larger holdings (Sirius XM Radio) issued forward-looking guidance for self-pay net subscriber additions in 2014 that was below the level achieved in 2013 and well below analysts’ expectations. We are also maintaining the Fund’s position in Liberty Media because we continue to believe its Sirius XM and Charter Communications holdings are attractive underlying assets. Conversely, we sold our position in specialty apparel retailer Abercrombie & Fitch Co. after it weighed on the Fund’s six-month results. While we originally owned Abercrombie & Fitch because it was exhibiting good cash flow and was an inexpensive stock, we were also anticipating an improvement in its international operations that never materialized. Finally, two other discretionary holdings underperformed during the reporting period mainly due to the negative impact from the weather. Shares fell for boat and marine engine manufacturer Brunswick Corporation after the company lowered guidance for sales and earnings in the first quarter. However, we held onto this stock after Brunswick reaffirmed 2014 guidance as the company looks forward to industry improvements with the warmer weather. On the other hand, we began selling the Fund’s position in department store Kohl’s Corporation after it experienced a significant drop in sales due to a heavy concentration of stores in the central part of the U.S.

Several holdings spread across a variety of sectors aided results during the reporting period, helping the Fund keep pace with its Lipper average. The Fund’s greatest individual contributor was found in consumer staples: coffee roaster Keurig Green Mountain Inc. Shares surged after the company announced a 10-year strategic deal with Coca-Cola to develop a cold beverage platform. Keurig Green Mountain also benefited from above-forecast earnings, improving trends in single-serve coffee sales and the announcement of a new share repurchase authorization. In health care, the Fund was rewarded for a position in pharmaceutical R&D firm Forest Laboratories Inc. Its stock price advanced significantly during the reporting period after Actavis Inc. announced its intent to buy this maker of the Alzheimer’s drug Namenda at a substantial premium in a deal that should close in 2014. Forest Laboratories also continues to report strong earnings as its new CEO re-optimizes the business via share buybacks, acquisitions and cost reductions.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

We sold the Fund’s position in Forest Laboratories after booking these gains. The Fund was also aided by its ownership in Delta Air Lines, Inc. in the industrials sector. Domestic airlines continued to benefit from the ongoing consolidation that has taken place over the past few years, which has led to a more rational financial and economic model for the industry. With fewer players, less excess capacity and better revenue management, the profitability of the entire industry has improved. Delta is paying down debt, paying a dividend and producing returns in excess of its cost of capital while its valuation is still quite reasonable. As further testament to the company’s strength, Delta was able to report a strong first-quarter earnings beat despite the more than 17,000 flight cancellations in the airline industry due to poor winter weather conditions. In materials, a position in paper products company Domtar Corp. was helpful as it benefited from a reduction in capacity by some of the industry’s bigger players and rising softwood pulp prices. The company’s announced acquisition of Indas, an adult diaper maker, should help boost operating margins and gain exposure to the Pan-European growth markets. Also, semiconductor producer Micron Technology, Inc., which makes memory chips for computers and tablets, continued to see its shares advance strongly during the reporting period. The company continues to benefit from significant consolidation in the semiconductor industry, which has led to improvements in the supply, pricing and competitive landscape. We sold the Fund’s position in Domtar, but still own Micron Technology.

Although the consumer discretionary area was the primary driver of underperformance, two of the Fund’s stronger performing stocks were also found in that sector. Shares of Royal Caribbean Cruises Ltd. trended upward throughout the reporting period despite a higher-than-normal rate of weather-related cancellations for its cruises. Royal Caribbean’s longer term booking trends remain very favorable with double-digit year-over-year increases, which have led the company to raise its 2014 guidance. In addition, the Fund’s position in a long-term favorite Foot Locker, Inc. performed well during the reporting period. The company is partway through its multi-year restructuring program, which is helping it to improve same-store sales, margins and earnings.

Nuveen Small Cap Value Fund

How did the Fund perform during the six-month reporting period ended April 30, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2014. The Fund’s Class A Shares at net asset value (NAV) outperformed the Russell 2000® Value Index and the Lipper classification average during the six-month period.

What strategies were used to manage the Fund during the six-month reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations of less than $3 billion at the time of purchase. During the reporting period, we continued to focus on building a well-diversified portfolio of small-cap stocks from companies with strengthening balance sheets and free cash flow characteristics. We also continued to target companies with sound business models and strong competitive advantages that we believe can gain market share opportunistically in the current environment. We remained committed to our approach of investing in quality companies that are trading at a discount to both intrinsic and relative value metrics.

The Fund’s outperformance of its Russell benchmark and Lipper average was primarily driven by stock selection augmented by overweight positioning in cyclical sectors such as industrials and technology, while being underweight in the more defensive sectors such as consumer staples and utilities. The top two individual contributors were found in the information technology sector. Specialty semiconductor manufacturer TriQuint Semiconductor Inc., which primarily serves the smart phone market, continued to show solid growth from its advanced filter product line. At the same time, the company benefited from the announced merger with industry competitor RF Micro Devices, which will further strengthen its competitive positioning. Applied Optoelectronics Inc., a specialty manufacturer of optical components serving the global telecommunications and data center markets, was aided by a solid quarterly milestone while guiding for greater-than-anticipated growth from the data center segment due to a new high profile customer. Additionally, Applied Optoelectronics is expected to benefit from the continued rollout of higher capacity bandwidth in select U.S. metro areas.

8	Nuveen Investments

Stock selection was also strong in the industrials sector, led by key contributors Tutor Perini Corporation and Korn/Ferry International. Tutor Perini, an engineering and construction (E&C) firm focused on large civil infrastructure and commercial non-residential projects, benefited from a better-than-consensus top/bottom line in the fourth quarter of 2013. In addition, the company reported acceleration in backlog growth, up 24% year-over-year and, more importantly, disclosed $6.3 billion in pending awards that should provide visibility into growth through 2015. Meanwhile, Korn/Ferry International, a leading global executive search company and a new investment for the Fund in January, reported solid quarterly results in March, fulfilling our investment thesis of accelerating business momentum.

Holdings spread across several other sectors also aided results, including a standout in the telecommunication services sector. Premiere Global Services, Inc., a leading provider of audio and video conferencing services to global enterprises, executed well on its strategic plan to acquire attractive complementary businesses on an accretive basis that will enhance the company’s organic growth rate. We are pleased that our patient investment process was rewarded with a turnaround for Premiere Global Services as this holding had detracted from results during the Fund’s previous annual reporting period. Also, although the Fund’s overall results were relatively flat in the energy sector, performance was enhanced by our position in Matrix Service Company, a leading North American centric E&C company with a specialty in the energy infrastructure and utility distribution sectors. Matrix continued to demonstrate strong backlog growth and margin expansion from existing projects combined with the announcement of an accretive acquisition that solidifies its diversification into adjacent markets. In the materials sector, the Fund experienced strong results from Headwaters Incorporated, a manufacturer of building products and materials to both the residential and non-residential markets primarily in the U.S. Headwaters continued to show above-consensus margin expansion from strength in its heavy construction segment with emerging potential from its exposure to the residential new build and repair/remodel segments.

The previously mentioned strength in energy was offset by two of the Fund’s exploration and production (E&P) investments that underperformed. Rosetta Resources, Inc., an onshore E&P company with solid core operations in the Eagle Ford Formation in South Texas, recently purchased an emerging resource in the Delaware Basin in West Texas. Its stock came under pressure as the company failed to execute a smooth transition to the new model, falling short of expectations on short-term production growth milestones. While some of the execution issues were out of Rosetta Resources’ control due to weather conditions and local infrastructure issues, the market remained skeptical regarding its new investment. However, we remain constructive on Rosetta Resources as the company has a strong track record of execution, while drilling results from its peers in the Delaware Basin remain favorable. Shares of Energy XXI Ltd., a Gulf of Mexico centric producer of oil and natural gas hydrocarbons, were negatively impacted by a slowing organic growth profile in conjunction with an unsuccessful attempt to find economic oil reserves from one of the company’s high-profile joint ventures. We also remain constructive on this investment as Energy XXI’s management team has refocused its business model toward a more stable production profile through the reallocation of internal resources in conjunction with the recent acquisition of EPL Oil & Gas Inc., another Gulf of Mexico producer with a superior track record of execution. The combined entity should benefit from abundant cost savings synergies and a deep inventory of prospects to add to its reserve base and organic growth profile. We expect Energy XXI to regain its free cash flow generation status later in 2014.

A trio of detractors from the consumer discretionary sector also weighed on the Fund’s six-month results. Branded apparel manufacturer Perry Ellis International experienced a tough September through December period due to order push-backs, weather challenges and end-client transitions that lowered top and bottom line results and guidance going into 2014. We exited the Fund’s position in Perry Ellis as we await stabilization in the company’s orders and gross margins. Also, shares of Bob Evans Farms, Inc., a full-service restaurant and food products firm, experienced a volatile period. Better-than-expected same-store results in spite of weather impacts were not enough to offset one-time cost pressures including plant start-up costs and sow price increases. Viewing the aforementioned setbacks as temporary, we remained constructive on this branded company. Additionally, Einstein Noah Restaurant Group produced a softer-than-expected third quarter result due to a traffic slowdown while rolling out an improved value menu and more stores. As the company comes out of this investment period, we see improved operating results as a catalyst for this holding and have maintained the Fund’s position.

Nuveen Investments	9

Risk Considerations

Nuveen Dividend Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as credit, derivatives, high yield securities, and interest rate risks, are described in detail in the Fund’s prospectus.

Nuveen Mid Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in mid-cap companies are subject to greater volatility than those of larger companies, but may be less volatile than investments in smaller companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives risk, are described in detail in the Fund’s prospectus.

Nuveen Small Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives risk, are described in detail in the Fund’s prospectus.

10	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen Dividend Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within.

Fund Performance

Average Annual Total Returns as of April 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	6.21%	17.76%	18.27%	8.33%
Class A Shares at maximum Offering Price	0.07%	10.98%	16.87%	7.69%
Russell 1000® Value Index*	9.61%	20.90%	19.52%	7.95%
S&P 500® Index*	8.36%	20.44%	19.14%	7.67%
Lipper Equity Income Funds Classification Average*	7.37%	16.31%	17.51%	7.85%

Class B Shares w/o CDSC	5.87%	16.93%	17.37%	7.52%
Class B Shares w/CDSC	1.12%	11.93%	17.26%	7.52%
Class C Shares	5.88%	16.95%	17.37%	7.53%
Class R3 Shares	6.15%	17.50%	17.95%	8.05%
Class I Shares	6.36%	18.06%	18.56%	8.60%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class R6 Shares	6.41%	18.12%	22.00%

Average Annual Total Returns as of March 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	9.90%	20.10%	20.13%	8.09%
Class A Shares at maximum Offering Price	3.61%	13.22%	18.72%	7.45%
Class B Shares w/o CDSC	9.47%	19.19%	19.21%	7.27%
Class B Shares w/CDSC	4.56%	14.19%	19.11%	7.27%
Class C Shares	9.42%	19.22%	19.21%	7.27%
Class R3 Shares	9.66%	19.77%	19.80%	7.79%
Class I Shares	9.97%	20.39%	20.43%	8.35%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class R6 Shares	10.03%	20.45%	23.25%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

12	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class B	Class C	Class R3	Class R6	Class I
Expense Ratios	1.13%	1.89%	1.88%	1.38%	0.80%	0.88%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

**	Since inception return for Class R6 Shares is from 2/28/13.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Mid Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within.

Fund Performance

Average Annual Total Returns as of April 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	7.90%	23.66%	17.09%	8.62%
Class A Shares at maximum Offering Price	1.70%	16.55%	15.72%	7.98%
Russell Midcap® Value Index*	9.69%	22.10%	22.61%	10.77%
Lipper Mid-Cap Value Funds Classification Average*	7.85%	21.90%	20.46%	9.34%

Class B Shares w/o CDSC	7.49%	22.72%	16.23%	7.81%
Class B Shares w/CDSC	2.49%	17.72%	16.12%	7.81%
Class C Shares	7.46%	22.72%	16.21%	7.81%
Class R3 Shares	7.75%	23.36%	16.80%	8.36%
Class I Shares	8.02%	23.96%	17.37%	8.89%

Average Annual Total Returns as of March 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	13.46%	24.23%	20.12%	8.28%
Class A Shares at maximum Offering Price	6.95%	17.08%	18.72%	7.64%
Class B Shares w/o CDSC	13.04%	23.28%	19.23%	7.47%
Class B Shares w/CDSC	8.04%	18.28%	19.13%	7.47%
Class C Shares	13.06%	23.34%	19.22%	7.47%
Class R3 Shares	13.32%	23.92%	19.83%	8.02%
Class I Shares	13.60%	24.53%	20.40%	8.54%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class B	Class C	Class R3	Class I
Gross Expense Ratios	1.39%	2.14%	2.14%	1.64%	1.13%
Net Expense Rations	1.33%	2.08%	2.08%	1.58%	1.08%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2015, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 1.34%, 2.09%, 2.09%, 1.59% and 1.09% for Class A, Class B, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

14	Nuveen Investments

Nuveen Small Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within.

Fund Performance

Average Annual Total Returns as of April 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	7.36%	23.76%	20.71%	8.93%
Class A Shares at maximum Offering Price	1.17%	16.64%	19.28%	8.28%
Russell 2000® Value Index*	4.97%	19.61%	19.13%	8.37%
Lipper Small-Cap Value Funds Classification Average*	5.83%	22.51%	20.35%	8.80%

Class C Shares	6.98%	22.88%	19.83%	8.12%
Class R3 Shares	7.27%	23.43%	20.41%	8.68%
Class I Shares	7.54%	24.08%	20.99%	9.20%

Average Annual Total Returns as of March 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	13.69%	26.54%	24.48%	8.76%
Class A Shares at maximum Offering Price	7.17%	19.27%	23.03%	8.11%
Class C Shares	13.21%	25.58%	23.54%	7.94%
Class R3 Shares	13.52%	26.18%	24.16%	8.50%
Class I Shares	13.80%	26.77%	24.76%	9.01%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.56%	2.31%	1.81%	1.31%
Net Expense Rations	1.54%	2.29%	1.79%	1.29%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2015, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 1.45%, 2.20%, 1.70% and 1.20% for Class A, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	15

Holding

Summaries April 30, 2014

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Dividend Value Fund

Fund Allocation

(% of net assets)

Common Stocks	99.1%
Investments Purchased with Collateral from Securities Lending	11.5%
Short-Term Investments	0.9%
Other Assets Less Liabilities	(11.5)%

Portfolio Composition

(% of net assets)

Commercial Banks	12.6%
Oil, Gas & Consumable Fuels	12.2%
Pharmaceuticals	10.0%
Chemicals	4.5%
Insurance	4.1%
Electrical Equipment	4.1%
Industrial Conglomerates	3.9%
Real Estate Investment Trust	3.6%
Computers & Peripherals	3.1%
Electric Utilities	3.0%
Leisure Equipment & Products	2.7%
Specialty Retail	2.7%
Household Products	2.7%
Semiconductors & Equipment	2.5%
Diversified Telecommunication Services	2.4%
Capital Markets	2.4%
Media	2.3%
Consumer Finance	2.0%
Other Industries	18.3%
Investments Purchased with Collateral from Securities Lending	11.5%
Short-Term Investments	0.9%
Other Assets Less Liabilities	(11.5)%

Top Five Common Stock Holdings

(% of net assets)

General Electric Company	3.9%
Pfizer Inc.	3.2%
Procter & Gamble Company	2.7%
Bank of America Corporation	2.5%
Cheveron Corporation	2.5%

16	Nuveen Investments

Nuveen Mid Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	99.5%
Investments Purchased with Collateral from Securities Lending	20.7%
Short-Term Investments	0.7%
Other Assets Less Liabilities	(20.9)%

Portfolio Composition

(% of net assets)

Real Estate Investment Trust	8.6%
Insurance	8.4%
Commercial Banks	6.9%
Oil, Gas & Consumable Fuels	6.5%
Health Care Providers & Services	4.6%
Specialty Retail	4.1%
Airlines	4.0%
Software	3.7%
Capital Markets	3.6%
Computers & Peripherals	3.1%
Hotels, Restaurants & Leisure	2.9%
Machinery	2.8%
Multiline Retail	2.8%
Household Durables	2.5%
Energy Equipment & Services	2.3%
Commercial Services & Supplies	2.3%
Road & Rail	2.0%
Industrial Conglomerates	2.0%
Paper & Forest Products	2.0%
Multi-Utilities	1.9%
Electrical Equipment	1.9%
Professional Services	1.7%
Other Industries	18.9%
Investments Purchased with Collateral from Securities Lending	20.7%
Short-Term Investments	0.7%
Other Assets Less Liabilities	(20.9)%

Top Five Common Stock Holdings (% of net assets)

Hartford Financial Services Group, Inc.	2.1%
Unum Group	2.0%
Invesco LTD	2.0%
Host Hotels & Resorts Inc.	2.0%
Carlisle Companies Inc.	2.0%

Nuveen Investments	17

Holding Summaries April 30, 2014 (continued)

Nuveen Small Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	96.4%
Investments Purchased with Collateral from Securities Lending	13.6%
Short-Term Investments	3.6%
Other Assets Less Liabilities	(13.6)%

Portfolio Composition

(% of net assets)

Commercial Banks	13.9%
Real Estate Investment Trust	8.0%
Insurance	5.7%
Semiconductors & Equipment	3.8%
Construction & Engineering	3.7%
Oil, Gas & Consumable Fuels	3.6%
Internet Software & Services	3.5%
Energy Equipment & Services	3.4%
Capital Markets	3.3%
Communications Equipment	3.3%
Electric Utilities	2.9%
Household Durables	2.7%
Professional Services	2.5%
Health Care Providers & Services	2.5%
Electrical Equipment	2.4%
Specialty Retail	2.4%
Machinery	2.3%
Thrifts & Mortgage Finance	2.3%
Health Care Equipment & Supplies	2.2%
Hotels, Restaurants & Leisure	2.1%
Other Industries	19.9%
Investments Purchased with Collateral from Securities Lending	13.6%
Short-Term Investments	3.6%
Other Assets Less Liabilities	(13.6)%

Top Five Common Stock Holdings

(% of net assets)

Tutor Perini Corporation	1.9%
Korn Ferry International	1.9%
Emcor Group Inc.	1.8%
Altra Industrial Motion, Inc.	1.7%
Horace Mann Educators Corporation	1.7%

18	Nuveen Investments

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Dividend Value Fund

	Actual Performance						Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	R6 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	R6 Shares	I Shares
Beginning Account Value (11/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/14)	$1,062.10	$1,058.70	$1,058.80	$1,061.50	$1,064.10	$1,063.60	$1,019.09	$1,015.37	$1,015.37	$1,017.85	$1,020.78	$1,020.33
Expenses Incurred During Period	$5.88	$9.70	$9.70	$7.16	$4.15	$4.60	$5.76	$9.49	$9.49	$7.00	$4.06	$4.51

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.90%, 1.90%, 1.40%, 0.81% and ..90% for Classes A, B, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	19

Expense Examples (continued)

Nuveen Mid Cap Value Fund

	Actual Performance					Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/14)	$1,079.00	$1,074.90	$1,074.60	$1,077.50	$1,080.20	$1,018.15	$1,014.43	$1,014.43	$1,016.91	$1,019.39
Expenses Incurred During Period	$6.91	$10.75	$10.75	$8.19	$5.62	$6.71	$10.44	$10.44	$7.95	$5.46

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.34%, 2.09%, 2.09%, 1.59% and 1.09% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Small Cap Value Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/14)	$1,073.60	$1,069.80	$1,072.70	$1,075.40	$1,017.60	$1,013.88	$1,016.36	$1,018.84
Expenses Incurred During Period	$7.46	$11.29	$8.74	$6.18	$7.25	$10.99	$8.50	$6.01

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.45%, 2.20%, 1.70% and 1.20% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

20	Nuveen Investments

Nuveen Dividend Value Fund

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.1%

	COMMON STOCKS – 99.1%

	Aerospace & Defense – 2.0%

135,214	General Dynamics Corporation	$14,799,172

163,917	United Technologies Corporation	19,396,299
	Total Aerospace & Defense	34,195,471

	Capital Markets – 2.4%

649,542	Morgan Stanley	20,090,334

313,445	State Street Corporation	20,236,009
	Total Capital Markets	40,326,343

	Chemicals – 4.5%

434,644	Dow Chemical Company	21,688,736

223,780	LyondellBasell Industries NV	20,699,650

109,092	PPG Industries, Inc.	21,122,393

108,910	Praxair, Inc.	14,218,201
	Total Chemicals	77,728,980

	Commercial Banks – 12.6%

2,864,068	Bank of America Corporation	43,361,990

278,326	BankUnited Inc.	9,181,975

827,259	Citigroup Inc.	39,633,979

210,129	Comerica Incorporated, (2)	10,136,623

211,537	Community Bank System Inc., (2)	7,867,061

907,857	Fifth Third Bancorp.	18,710,933

462,064	JP Morgan Chase & Co.	25,866,343

147,358	M&T Bank Corporation, (2)	17,979,150

131,129	PNC Financial Services Group, Inc.	11,020,081

1,226,205	Regions Financial Corporation	12,433,719

520,314	SunTrust Banks, Inc.	19,907,214
	Total Commerical Banks	216,099,068

	Communications Equipment – 1.0%

1,364,744	Ericsson LM Telefonaktiebolaget, (2)	16,363,281

	Computers & Peripherals – 3.1%

43,666	Apple, Inc.	25,766,870

845,221	Hewlett-Packard Company	27,943,006
	Total Computers & Peripherals	53,709,876

Nuveen Investments	21

Nuveen Dividend Value Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Consumer Finance – 2.0%

231,008	Capital One Financial Corporation	$17,071,491

686,699	SLM Corporation	17,682,499
	Total Consumer Finance	34,753,990

	Diversified Telecommunication Services – 2.4%

441,906	CenturyLink Inc., (2)	15,426,938

552,892	Verizon Communications Inc.	25,836,643
	Total Diversified Telecommunication Services	41,263,581

	Electric Utilities – 3.0%

271,867	Exelon Corporation	9,523,501

185,000	Pinnacle West Capital Corporation	10,350,750

449,872	PPL Corporation, (2)	14,998,732

439,497	Westar Energy Inc., (2)	15,769,152
	Total Electric Utilities	50,642,135

	Electrical Equipment – 4.1%

343,859	Eaton PLC	24,977,918

220,688	Emerson Electric Company	15,046,508

270,515	Regal-Beloit Corporation	20,215,586

82,357	Rockwell Automation, Inc.	9,815,307
	Total Electrical Equipment	70,055,319

	Energy Equipment & Services – 1.0%

143,619	Halliburton Company	9,058,050

118,540	Oceaneering International Inc.	8,686,611
	Total Energy Equipment & Services	17,744,661

	Food & Staples Retailing – 1.0%

249,003	Walgreen Co.	16,907,304

	Food Products – 0.9%

363,243	Unilever PLC, ADR	15,554,065

	Health Care Equipment & Supplies – 1.6%

278,339	Covidien PLC	19,831,654

107,140	Stryker Corporation	8,330,135
	Total Health Care Equipment & Supplies	28,161,789

	Health Care Providers & Services – 1.3%

306,518	UnitedHealth Group Incorporated	23,001,111

	Hotels, Restaurants & Leisure – 1.0%

413,626	Carnival Corporation, (2)	16,259,638

	Household Durables – 0.9%

103,608	Whirlpool Corporation	15,891,395

22	Nuveen Investments

Shares	Description (1)	Value

	Household Products – 2.7%

561,355	Procter & Gamble Company	$46,339,855

	Industrial Conglomerates – 3.9%

2,486,597	General Electric Company	66,864,593

	Insurance – 4.1%

481,983	Hartford Financial Services Group, Inc.	17,288,730

266,845	Lincoln National Corporation	12,944,651

290,731	Prudential Financial, Inc.	23,456,177

518,040	Unum Group	17,209,289
	Total Insurance	70,898,847

	Leisure Equipment & Products – 2.7%

379,722	Hasbro, Inc.	20,983,438

193,430	Polaris Industries Inc., (2)	25,983,452
	Total Leisure Equipment & Products	46,966,890

	Machinery – 1.0%

193,008	Dover Corporation, (2)	16,675,891

	Media – 2.3%

413,120	Cinemark Holdings Inc.	12,236,614

86,448	Time Warner Cable, Class A	12,228,934

490,052	Twenty First Century Fox Inc., Class A Shares, (2)	15,691,465
	Total Media	40,157,013

	Metals & Mining – 0.8%

615,228	Teck Cominco Limited, (2)	14,008,742

	Multiline Retail – 0.6%

184,908	Kohl’s Corporation, (2)	10,131,109

	Multi-Utilities – 1.0%

535,736	CMS Energy Corporation	16,238,158

	Oil, Gas & Consumable Fuels – 12.2%

278,652	Anadarko Petroleum Corporation	27,592,121

336,897	Chevron Corporation	42,287,311

157,674	ConocoPhillips	11,716,755

392,714	Enbridge Energy Partners LP	11,765,711

351,152	Exxon Mobil Corporation	35,961,476

240,682	Golar LNG, Limited, (2)	10,638,144

367,369	Linn Energy LLC	10,477,364

323,498	Occidental Petroleum Corporation	30,974,934

512,616	Spectra Energy Corporation	20,355,981

163,801	Williams Partners LP	8,448,856
	Total Oil, Gas & Consumable Fuels	210,218,653

Nuveen Investments	23

Nuveen Dividend Value Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Pharmaceuticals – 10.0%

141,277	AstraZeneca PLC, Sponsored ADR	$11,167,947

307,046	GlaxoSmithKline PLC, (2)	17,001,137

278,078	Johnson & Johnson	28,166,521

701,989	Merck & Co., Inc.	41,108,476

1,732,828	Pfizer Inc.	54,202,860

414,262	Teva Pharmaceutical Industries Limited, Sponsored ADR	20,240,841
	Total Pharmaceuticals	171,887,782

	Real Estate Investment Trust – 3.6%

174,072	Liberty Property Trust	6,527,700

1,503,732	MFA Mortgage Investments, Inc.	11,924,595

109,370	Mid-America Apartment Communities	7,617,621

220,369	National Retail Properties, Inc.	7,521,194

499,337	Redwood Trust Inc., (2)	10,885,547

630,567	Starwood Property Trust Inc.	15,165,136

101,663	Starwood Waypoint Residential Trust, (3)	2,762,184
	Total Real Estate Investment Trust	62,403,977

	Semiconductors & Equipment – 2.5%

882,980	Intel Corporation	23,566,736

337,676	Maxim Integrated Products, Inc.	10,954,209

199,222	Texas Instruments Incorporated	9,054,640
	Total Semiconductors & Equipment	43,575,585

	Software – 2.0%

550,682	CA Inc.	16,597,555

444,720	Microsoft Corporation	17,966,688
	Total Software	34,564,243

	Specialty Retail – 2.7%

687,934	Best Buy Co., Inc., (2)	17,838,129

288,454	Lowe’s Companies, Inc.	13,242,923

1,233,260	Staples, Inc., (2)	15,415,750
	Total Specialty Retail	46,496,802

	Tobacco – 1.7%

393,288	Altria Group, Inc.	15,774,782

152,115	Philip Morris International	12,995,183
	Total Tobacco	28,769,965

	Wireless Telecommunication Services – 0.5%

235,261	Vodafone Group PLC, Sponsored ADR	8,930,508
	Total Long-Term Investments (cost $1,191,553,424)	1,703,786,620

24	Nuveen Investments

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 11.5%

	Money Market Funds – 11.5%

197,700,345	Mount Vernon Securities Lending Prime Portfolio, 0.172%, (4), (5)	$197,700,345
	Total Investments Purchased with Collateral from Securities Lending (cost $197,700,345)	197,700,345

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 0.9%

	Money Market Funds – 0.9%

15,695,453	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$15,695,453
	Total Short-Term Investments (cost $15,695,453)	15,695,453
	Total Investments (cost $1,404,949,222) – 111.5%	1,917,182,418
	Other Assets Less Liabilities – (11.5)%	(196,977,633)
	Net Assets – 100%	$1,720,204,785

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $191,225,511.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	25

Nuveen Mid Cap Value Fund

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.5%

	COMMON STOCKS – 99.5%

	Aerospace & Defense – 1.0%

14,895	Huntington Ingalls Industries Inc.	$1,534,185

	Airlines – 4.0%

40,874	American Airlines Group Inc., (2)	1,433,451

57,039	Delta Air Lines, Inc.	2,100,746

96,862	Southwest Airlines Co., (3)	2,341,155
	Total Airlines	5,875,352

	Building Products – 1.3%

95,765	Masco Corporation, (3)	1,923,919

	Capital Markets – 3.6%

85,071	Invesco LTD	2,995,350

46,801	Raymond James Financial Inc.	2,326,010
	Total Capital Markets	5,321,360

	Commercial Banks – 6.9%

63,958	East West Bancorp Inc.	2,207,191

112,236	Fifth Third Bancorp.	2,313,184

183,508	Regions Financial Corporation	1,860,771

40,600	Wintrust Financial Corporation	1,819,692

65,848	Zions Bancorporation, (3)	1,904,324
	Total Commercial Banks	10,105,162

	Commercial Services & Supplies – 2.3%

56,462	Pitney Bowes Inc.	1,513,182

111,907	Steelcase Inc.	1,844,227
	Total Commercial Services & Supplies	3,357,409

	Communications Equipment – 1.2%

71217	Juniper Networks, Inc.	1,758,348

	Computers & Peripherals – 3.1%

35,239	Lexmark International, Inc., Class A, (3)	1,515,277

14,484	SanDisk Corporation	1,230,705

20,507	Western Digital Corporation	1,807,282
	Total Computers & Peripherals	4,553,264

	Consumer Finance – 1.5%

85,620	SLM Corporation	2,204,715

26	Nuveen Investments

Shares	Description (1)	Value

	Electrical Equipment – 1.9%

19,447	Regal-Beloit Corporation	$1,453,274

10,708	Rockwell Automation, Inc., (3)	1,276,179
	Total Electrical Equipment	2,729,453

	Energy Equipment & Services – 2.3%

19,333	FMC Technologies Inc., (2), (3)	1,096,181

60,567	Nabors Industries Inc.	1,545,670

10,244	Oceaneering International Inc.	750,680
	Total Energy Equipment & Services	3,392,531

	Food Products – 0.7%

10,640	Keurig Green Mountain Inc., (3)	996,755

	Health Care Equipment & Supplies – 1.5%

107,888	Hologic Inc., (2)	2,264,030

	Health Care Providers & Services – 4.6%

30,316	Cardinal Health, Inc.	2,107,265

18,388	CIGNA Corporation	1,471,776

15,585	HCA Holdings, Inc., (2)	810,420

17,939	Omnicare, Inc.	1,063,245

15,188	Universal Health Services, Inc., Class B	1,242,227
	Total Health Care Providers & Services	6,694,933

	Hotels, Restaurants & Leisure – 2.9%

19,383	Jack in the Box Inc., Term Loan, (2)	1,037,766

26,108	Marriott International, Inc., Class A, (3)	1,512,436

32,676	Royal Caribbean Cruises Ltd.	1,736,076
	Total Hotels, Restaurants & Leisure	4,286,278

	Household Durables – 2.5%

24,096	Jarden Corporation, (2)	1,377,086

17,575	Mohawk Industries Inc., (2)	2,327,106
	Total Household Durables	3,704,192

	Independent Power Producers & Energy Traders – 1.5%

68,233	NRG Energy Inc.	2,232,584

	Industrial Conglomerates – 2.0%

36,135	Carlisle Companies Inc.	2,972,104

	Insurance – 8.4%

42,235	Endurance Specialty Holdings Limited, (3)	2,146,383

110,583	Genworth Financial Inc., Class A, (2)	1,973,907

85,904	Hartford Financial Services Group, Inc.	3,081,376

43,384	Lincoln National Corporation	2,104,558

90,338	Unum Group	3,001,028
	Total Insurance	12,307,252

Nuveen Investments	27

Nuveen Mid Cap Value Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Internet Software & Services – 1.0%

32,563	AOL Inc., (2)	$1,394,022

	IT Services – 1.0%

122,978	Xerox Corporation	1,486,804

	Leisure Equipment & Products – 1.5%

24,629	Brunswick Corporation	989,840

9,123	Polaris Industries Inc., (3)	1,225,493
	Total Leisure Equipment & Products	2,215,333

	Machinery – 2.8%

22,404	Dover Corporation	1,935,706

39,125	Oshkosh Truck Corporation	2,171,829
	Total Machinery	4,107,535

	Media – 1.2%

13,327	Liberty Media Corporation, Class A, (2)	1,728,645

	Multiline Retail – 2.8%

43,719	Kohl’s Corporation, (2), (3)	2,395,364

29,124	Macy’s, Inc.	1,672,591
	Total Multiline Retail	4,067,955

	Multi-Utilities – 1.9%

27,730	Sempra Energy	2,734,455

	Oil, Gas & Consumable Fuels – 6.5%

36,816	Delek US Holdings Inc.	1,177,744

18,859	Gulfport Energy Corporation, (2)	1,389,343

46,655	Matador Resources Company, (2)	1,339,932

16,049	Noble Energy, Inc.	1,151,997

22,506	PDC Energy Inc., (2)	1,432,957

87,029	Peabody Energy Corporation	1,654,421

19,689	Whiting Petroleum Corporation, (2)	1,451,473
	Total Oil, Gas & Consumable Fuels	9,597,867

	Paper & Forest Products – 2.0%

54,633	KapStone Paper and Packaging Corp., (2)	1,441,219

89,249	Louisiana-Pacific Corporation, (2), (3)	1,462,791
	Total Paper & Forest Products	2,904,010

	Pharmaceuticals – 1.0%

27,747	Mylan Laboratories Inc., (2), (3)	1,408,993

	Professional Services – 1.7%

31,379	Manpower Inc.	2,552,368

28	Nuveen Investments

Shares	Description (1)	Value

	Real Estate Investment Trust – 8.6%

87,083	CubeSmart	$1,619,744

136,505	Developers Diversified Realty Corporation, (3)	2,343,791

138,980	Host Hotels & Resorts Inc., (3)	2,981,121

228,304	MFA Mortgage Investments, Inc.	1,810,451

19,639	SL Green Realty Corporation, (3)	2,056,400

75,800	Starwood Property Trust Inc.	1,822,990
	Total Real Estate Investment Trust	12,634,497

	Real Estate Management & Development – 1.2%

14,980	Jones Lang LaSalle Inc.	1,736,032

	Road & Rail – 2.0%

36,132	Con-Way, Inc.	1,534,887

60,290	Swift Transportation Company, (2), (3)	1,449,975
	Total Road & Rail	2,984,862

	Semiconductors & Equipment – 0.9%

52,817	Micron Technology, Inc., (2), (3)	1,379,580

	Software – 3.7%

33,646	Autodesk, Inc., (2)	1,615,681

66,501	CA Inc.	2,004,340

62,179	Electronic Arts Inc., (2)	1,759,666
	Total Software	5,379,687

	Specialty Retail – 4.1%

93,886	Best Buy Co., Inc., (3)	2,434,464

45,249	Foot Locker, Inc.	2,105,436

22,124	Outerwall Inc., (2), (3)	1,534,299
	Total Specialty Retail	6,074,199

	Thrifts & Mortgage Finance – 1.0%

75,655	Everbank Financial Corporation, (3)	1,416,262

	Water Utilities – 1.4%

44,303	American Water Works Company	2,017,112
	Total Long-Term Investments (cost $125,275,236)	146,034,044

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 20.7%

	Money Market Funds – 20.7%

30,335,290	Mount Vernon Securities Lending Prime Portfolio, 0.172%, (4), (5)	$30,335,290
	Total Investments Purchased with Collateral from Securities Lending (cost $30,335,290)	30,335,290

Nuveen Investments	29

Nuveen Mid Cap Value Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 0.7%

	Money Market Funds – 0.7%

974,724	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$974,724
	Total Short-Term Investments (cost $974,724)	974,724
	Total Investments (cost $156,585,250) – 120.9%	177,344,058
	Other Assets Less Liabilities – (20.9)%	(30,718,093)
	Net Assets – 100%	$146,625,965

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $29,449,230.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

See accompanying notes to financial statements.

30	Nuveen Investments

Nuveen Small Cap Value Fund

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 96.4%

	COMMON STOCKS – 96.4%

	Auto Components – 1.0%

53,600	Dana Holding Corporation, (3)	$1,134,712

	Automobiles – 1.3%

25,000	Thor Industries, Inc., (3)	1,521,750

	Capital Markets – 3.3%

83,121	JMP Group Inc.	574,366

77,417	Manning & Napier Inc.	1,286,671

77,311	New Mountain Finance Corporation	1,106,320

88,052	Pennantpark Investment Corporation, (3)	942,156
	Total Capital Markets	3,909,513

	Chemicals – 2.1%

41,102	Chemtura Corporation, (2)	916,575

26,000	Minerals Technologies Inc.	1,546,740
	Total Chemicals	2,463,315

	Commercial Banks – 13.9%

45,542	Banner Corporation	1,800,731

76,500	Customers Bancorp Inc., (2)	1,685,295

56,000	East West Bancorp Inc.	1,932,560

54,500	Heartland Financial USA, Inc.	1,324,350

43,100	Renasant Corporation	1,173,182

62,687	Square 1 Financial Inc., Class A, (2)	1,181,650

8,878	SVB Financial Group, (2)	947,194

30,131	Texas Capital BancShares, Inc., (2), (3)	1,693,061

64,131	Webster Financial Corporation	1,932,908

62,094	Western Alliance Bancorporation, (2)	1,432,509

30,324	Wintrust Financial Corporation, (3)	1,359,122
	Total Commercial Banks	16,462,562

	Commercial Services & Supplies – 1.8%

10,564	G&K Services, Inc.	559,258

95,101	Steelcase Inc.	1,567,264
	Total Commercial Services & Supplies	2,126,522

	Communications Equipment – 3.3%

47,120	Applied Optoelectronics Inc., (2)	1,060,200

45,791	Netgear, Inc., (2)	1,479,049

30,750	Plantronics Inc.	1,339,778
	Total Communications Equipment	3,879,027

Nuveen Investments	31

Nuveen Small Cap Value Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Construction & Engineering – 3.7%

47,125	Emcor Group Inc.	$2,167,279

76,717	Tutor Perini Corporation, (2)	2,270,823
	Total Construction & Engineering	4,438,102

	Construction Materials – 1.4%

127,707	Headwaters Incorporated, (2), (3)	1,593,783

	Diversified Financial Services – 0.9%

42,500	PHH Corporation, (2), (3)	1,010,225

	Diversified Telecommunication Services – 1.3%

125,000	Premiere Global Services, Inc., (2)	1,590,000

	Electric Utilities – 2.9%

47,506	El Paso Electric Company	1,796,677

45,885	UIL Holdings Corporation	1,685,356
	Total Electric Utilities	3,482,033

	Electrical Equipment – 2.4%

38,287	Babcock & Wilcox Company	1,332,005

19,833	Regal-Beloit Corporation	1,482,120
	Total Electrical Equipment	2,814,125

	Electronic Equipment & Instruments – 1.5%

124,033	Vishay Intertechnology Inc., (3)	1,763,749

	Energy Equipment & Services – 3.4%

33,959	Dawson Geophysical Company	959,681

41,909	Matrix Service Company, (2)	1,297,922

55,161	Patterson-UTI Energy, Inc.	1,794,387
	Total Energy Equipment & Services	4,051,990

	Food & Staples Retailing – 0.7%

37,737	Spartan Stores, Inc.	812,855

	Gas Utilities – 1.3%

28,255	Southwest Gas Corporation	1,554,308

	Health Care Equipment & Supplies – 2.2%

620,000	Alphatec Holdings, Inc., (2)	837,000

16,810	Conmed Corporation	778,807

82,710	Nxstage Medical, Inc., (2)	946,202
	Total Health Care Equipment & Supplies	2,562,009

	Health Care Providers & Services – 2.5%

31,738	Hanger Orthopedic Group Inc., (2)	1,100,356

15,315	Medax Inc., (2)	907,414

30,385	US Physical Therapy, Inc., (3)	937,377
	Total Health Care Providers & Services	2,945,147

32	Nuveen Investments

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure – 2.1%

22,000	Bob Evans Farms, Inc.	$1,031,140

95,082	Einstein Noah Restaurant Group	1,460,460
	Total Hotels, Restaurants & Leisure	2,491,600

	Household Durables – 2.7%

63,956	La Z Boy Inc.	1,549,654

23,000	Meritage Corporation, (2)	887,340

50,042	Tri Pointe Homes, Incorporated, (2), (3)	804,175
	Total Household Durables	3,241,169

	Insurance – 5.7%

82,178	American Equity Investment Life Holding Company, (3)	1,916,391

92,463	CNO Financial Group Inc.	1,594,987

24,000	Endurance Specialty Holdings Limited, (3)	1,219,680

65,735	Horace Mann Educators Corporation	1,976,651
	Total Insurance	6,707,709

	Internet Software & Services – 3.5%

59,000	Constant Contact Inc., (2)	1,525,740

101,500	Dice Holdings Inc., (2)	776,475

103,445	Perficient, Inc., (2)	1,889,940
	Total Internet Software & Services	4,192,155

	Leisure Equipment & Products – 1.0%

52,945	Malibu Boats Inc., Class A, (2)	1,178,556

	Machinery – 2.3%

21,884	Actuant Corporation	740,992

59,000	Altra Industrial Motion, Inc., (3)	2,015,440
	Total Machinery	2,756,432

	Metals & Mining – 1.8%

77,262	Commercial Metals Company	1,483,430

8,404	Kaiser Aluminum Corporation	591,642
	Total Metals & Mining	2,075,072

	Oil, Gas & Consumable Fuels – 3.6%

38,805	Bill Barrett Corporation, (2), (3)	918,902

66,118	Energy XXI Ltd., (3)	1,582,204

37,414	Rosetta Resources, Inc., (2)	1,771,179
	Total Oil, Gas & Consumable Fuels	4,272,285

	Professional Services – 2.5%

77,000	Korn/Ferry International, (2)	2,236,850

29,000	TrueBlue Inc., (2)	775,750
	Total Professional Services	3,012,600

Nuveen Investments	33

Nuveen Small Cap Value Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Real Estate Investment Trust – 8.0%

67,000	Associated Estates Realty Corp.	$1,124,260

92,000	Brandywine Realty Trust	1,338,600

86,500	CubeSmart	1,608,900

21,000	Entertainment Properties Trust, (3)	1,125,810

142,189	Kite Realty Group Trust	881,572

50,000	LaSalle Hotel Properties	1,654,000

224,871	MFA Mortgage Investments, Inc.	1,783,227
	Total Real Estate Investment Trust	9,516,369

	Road & Rail – 2.1%

32,402	Celadon Group, Inc.	745,570

42,065	Saia, Inc., (2), (3)	1,731,816
	Total Road & Rail	2,477,386

	Semiconductors & Equipment – 3.8%

148,176	Cypress Semiconductor Corporation, (2), (3)	1,403,227

107,898	Integrated Device Technology, Inc., (2)	1,259,170

34,226	MKS Instruments Inc.	963,462

64,117	TriQuint Semiconductor, Inc., (2)	909,179
	Total Semiconductors & Equipment	4,535,038

	Software – 0.8%

25,790	Parametric Technology Corporation, (2)	912,192

	Specialty Retail – 2.4%

35,000	Ann Inc., (2)	1,371,650

18,749	Genesco Inc., (2)	1,431,861
	Total Specialty Retail	2,803,511

	Textiles, Apparel & Luxury Goods – 0.9%

27,220	Movado Group Inc.	1,069,201

	Thrifts & Mortgage Finance – 2.3%

87,500	Everbank Financial Corporation, (3)	1,638,000

16,500	WSFS Financial Corporation	1,115,730
	Total Thrifts & Mortgage Finance	2,753,730
	Total Long-Term Investments (cost $91,511,900)	114,110,732

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 13.6%

	Money Market Funds – 13.6%

16,141,537	Mount Vernon Securities Lending Prime Portfolio, 0.172%, (4), (5)	$16,141,537
	Total Investments Purchased with Collateral from Securities Lending (cost $16,141,537)	16,141,537

34	Nuveen Investments

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 3.6%

	Money Market Funds – 3.6%

4,203,291	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$4,203,291
	Total Short-Term Investments (cost $4,203,291)	4,203,291
	Total Investments (cost $111,856,728) – 113.6%	134,455,560
	Other Assets Less Liabilities – (13.6)%	(16,088,884)
	Net Assets – 100%	$118,366,676

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $15,533,279.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

See accompanying notes to financial statements.

Nuveen Investments	35

Statement of

Assets and Liabilities	April 30, 2014 (Unaudited)

	Dividend Value	Mid Cap Value	Small Cap Value
Assets
Long-term investments, at value (cost $1,191,553,424, $125,275,236 and $91,511,900, respectively)	$1,703,786,620	$146,034,044	$114,110,732
Investments purchased with collateral from securities lending, at value (cost approximates value)	197,700,345	30,335,290	16,141,537
Short-term investments, at value (cost approximates value)	15,695,453	974,724	4,203,291
Cash	500,834	—	—
Receivable for:
Dividends	1,779,964	61,638	46,168
Due from broker	29,209	8,294	2,193
Investments sold	8,238,032	—	565,115
Shares sold	2,767,421	89,477	320,772
Other assets	35,018	4,471	111
Total assets	1,930,532,896	177,507,938	135,389,919
Liabilities
Payable for:
Collateral from securities lending program	197,700,345	30,335,290	16,141,537
Investments purchased	9,045,316	—	616,869
Shares redeemed	1,618,236	383,606	103,618
Accrued expenses:
Management fees	1,055,427	92,775	100,912
Directors fees	44,089	5,235	1,002
12b-1 distribution and service fees	153,196	18,218	16,135
Other	711,502	46,849	43,170
Total liabilities	210,328,111	30,881,973	17,023,243
Net assets	$1,720,204,785	$146,625,965	$118,366,676
Class A Shares
Net assets	$398,648,116	$37,527,916	$46,694,920
Shares outstanding	23,558,117	1,127,394	2,569,177
Net asset value (“NAV”) per share	$16.92	$33.29	$18.18
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$17.95	$35.32	$19.29
Class B Shares
Net assets	$1,014,196	$861,256	N/A
Shares outstanding	60,604	27,544	N/A
NAV and offering price per share	$16.73	$31.27	N/A
Class C Shares
Net assets	$65,957,117	$7,728,018	$2,727,824
Shares outstanding	3,946,046	241,611	172,754
NAV and offering price per share	$16.71	$31.99	$15.79
Class R3 Shares
Net assets	$44,458,738	$8,289,068	$10,433,465
Shares outstanding	2,632,744	250,238	584,760
NAV and offering price per share	$16.89	$33.12	$17.84
Class R6 Shares
Net assets	$62,807,123	N/A	N/A
Shares outstanding	3,676,876	N/A	N/A
NAV and offering price per share	$17.08	N/A	N/A
Class I Shares
Net assets	$1,147,319,495	$92,219,707	$58,510,467
Shares outstanding	67,211,523	2,763,976	3,117,357
NAV and offering price per share	$17.07	$33.36	$18.77
Net assets consist of:
Capital paid-in	$1,152,079,756	$143,670,830	$109,350,232
Undistributed (Over-distribution of) net investment income	2,088,086	733,149	93,869
Accumulated net realized gain (loss)	53,803,747	(18,536,822)	(13,676,257)
Net unrealized appreciation (depreciation)	512,233,196	20,758,808	22,598,832
Net assets	$1,720,204,785	$146,625,965	$118,366,676
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001

N/A – Fund does not offer share class.

See accompanying notes to financial statements.

36	Nuveen Investments

Statement of

Operations	Six Months Ended April 30, 2014 (Unaudited)

	Dividend Value	Mid Cap Value	Small Cap Value
Investment Income
Dividend and interest income (net of foreign tax withheld of $168,851, $— and $—, respectively)	$26,032,595	$1,596,994	$839,594
Securities lending income, net	218,495	56,468	17,538
Total investment income	26,251,090	1,653,462	857,132
Expenses
Management fees	6,326,499	655,453	491,512
12b-1 service fees – Class A	483,699	46,056	57,526
12b-1 distribution and service fees – Class B	5,553	5,115	N/A
12b-1 distribution and service fees – Class C	315,892	39,879	14,757
12b-1 distribution and service fees – Class R3	102,741	21,229	23,573
Shareholder servicing agent fees and expenses	859,235	132,155	112,057
Custodian fees and expenses	139,289	16,461	14,775
Directors fees and expenses	24,082	2,108	1,596
Professional fees	45,368	14,431	13,231
Shareholder reporting expenses	73,457	11,580	14,648
Federal and state registration fees	59,869	31,131	26,410
Other expenses	7,472	3,758	4,155
Total expenses before fee waiver/expense reimbursement	8,443,156	979,356	774,240
Fee waiver/expense reimbursement	—	(74,531)	(21,951)
Net expenses	8,443,156	904,825	752,289
Net investment income (loss)	17,807,934	748,637	104,843
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	69,184,612	13,239,884	7,247,973
Change in net unrealized appreciation (depreciation) of investments	16,519,250	(2,773,171)	347,672
Net realized and unrealized gain (loss)	85,703,862	10,466,713	7,595,645
Net increase (decrease) in net assets from operations	$103,511,796	$11,215,350	$7,700,488

N/A – Fund does not offer share class.

See accompanying notes to financial statements.

Nuveen Investments	37

Statement of

Changes in Net Assets	(Unaudited)

	Dividend Value
	Six Months Ended 4/30/14	Year Ended 10/31/13
Operations
Net investment income (loss)	$17,807,934	$31,999,965
Net realized gain (loss) from investments	69,184,612	165,763,410
Change in net unrealized appreciation (depreciation) of investments	16,519,250	180,627,113
Net increase (decrease) in net assets from operations	103,511,796	378,390,488
Distributions to Shareholders
From net investment income:
Class A	(3,958,443)	(6,061,320)
Class B	(6,875)	(15,883)
Class C	(406,025)	(459,457)
Class R3	(374,870)	(486,136)
Class R6(1)	(722,023)	(900,233)
Class I	(12,936,795)	(23,887,985)
From accumulated net realized gains:
Class A	(37,034,624)	(7,596,475)
Class B	(110,183)	(39,707)
Class C	(5,985,814)	(834,161)
Class R3	(3,817,556)	(623,435)
Class R6(1)	(6,011,872)	—
Class I	(108,753,346)	(28,858,444)
Decrease in net assets from distributions to shareholders	(180,118,426)	(69,763,236)
Fund Share Transactions
Proceeds from sale of shares	180,063,600	429,254,691
Proceeds from shares issued to shareholders due to reinvestment of distributions	121,975,085	41,984,713
	302,038,685	471,239,404
Cost of shares redeemed	(208,076,983)	(475,077,918)
Net increase (decrease) in net assets from Fund share transactions	93,961,702	(3,838,514)
Net increase (decrease) in net assets	17,355,072	304,788,738
Net assets at the beginning of period	1,702,849,713	1,398,060,975
Net assets at the end of period	$1,720,204,785	$1,702,849,713
Undistributed (Over-distribution of) net investment income at the end of period	$2,088,086	$2,685,183

(1)	– Class R6 Shares were established and commenced operations on February 28, 2013.

See accompanying notes to financial statements.

38	Nuveen Investments

	Mid Cap Value		Small Cap Value
	Six Months Ended 4/30/14	Year Ended 10/31/13	Six Months Ended 4/30/14	Year Ended 10/31/13
Operations
Net investment income (loss)	$748,637	$798,096	$104,843	$416,567
Net realized gain (loss) from investments	13,239,884	24,372,068	7,247,973	11,086,813
Change in net unrealized appreciation (depreciation) of investments	(2,773,171)	18,265,979	347,672	15,049,748
Net increase (decrease) in net assets from operations	11,215,350	43,436,143	7,700,488	26,553,128
Distributions to Shareholders
From net investment income:
Class A	(180,382)	(366,544)	(158,852)	(126,553)
Class B	—	(4,764)	N/A	N/A
Class C	—	(24,117)	—	—
Class R3	(23,054)	(75,223)	(11,164)	(5,043)
Class R6	N/A	N/A	N/A	N/A
Class I	(654,623)	(1,195,031)	(281,445)	(267,460)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	N/A	N/A
Class C	—	—	—	—
Class R3	—	—	—	—
Class R6	N/A	N/A	N/A	N/A
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(858,059)	(1,665,679)	(451,461)	(399,056)
Fund Share Transactions
Proceeds from sale of shares	8,204,938	15,873,293	20,201,814	28,341,425
Proceeds from shares issued to shareholders due to reinvestment of distributions	474,117	958,067	363,681	311,768
	8,679,055	16,831,360	20,565,495	28,653,193
Cost of shares redeemed	(15,996,109)	(75,923,914)	(14,800,369)	(27,126,571)
Net increase (decrease) in net assets from Fund share transactions	(7,317,054)	(59,092,554)	5,765,126	1,526,622
Net increase (decrease) in net assets	3,040,237	(17,322,090)	13,014,153	27,680,694
Net assets at the beginning of period	143,585,728	160,907,818	105,352,523	77,671,829
Net assets at the end of period	$146,625,965	$143,585,728	$118,366,676	$105,352,523
Undistributed (Over-distribution of) net investment income at the end of period	$733,149	$842,571	$93,869	$440,487

N/A – Fund does not offer share class.

See accompanying notes to financial statements.

Nuveen Investments	39

Financial

Highlights (Unaudited)

Dividend Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/92)
2014(f)	$17.79	$.16	$.84	$1.00	$(.17)	$(1.70)	$(1.87)	$16.92
2013	14.60	.30	3.59	3.89	(.30)	(.40)	(.70)	17.79
2012	13.05	.27	1.59	1.86	(.31)	—	(.31)	14.60
2011	12.42	.27	.63	.90	(.27)	—	(.27)	13.05
2010	10.76	.34	1.63	1.97	(.31)	—	(.31)	12.42
2009	10.09	.29	.71	1.00	(.33)	—	(.33)	10.76
Class B (8/94)
2014(f)	17.61	.10	.82	.92	(.10)	(1.70)	(1.80)	16.73
2013	14.47	.19	3.53	3.72	(.18)	(.40)	(.58)	17.61
2012	12.93	.18	1.57	1.75	(.21)	—	(.21)	14.47
2011	12.25	.17	.61	.78	(.10)	—	(.10)	12.93
2010	10.61	.24	1.61	1.85	(.21)	—	(.21)	12.25
2009	9.96	.22	.68	.90	(.25)	—	(.25)	10.61
Class C (2/99)
2014(f)	17.59	.10	.82	.92	(.10)	(1.70)	(1.80)	16.71
2013	14.42	.18	3.57	3.75	(.18)	(.40)	(.58)	17.59
2012	12.92	.17	1.54	1.71	(.21)	—	(.21)	14.42
2011	12.26	.17	.62	.79	(.13)	—	(.13)	12.92
2010	10.63	.26	1.60	1.86	(.23)	—	(.23)	12.26
2009	9.98	.21	.69	.90	(.25)	—	(.25)	10.63
Class R3 (9/01)
2014(f)	17.75	.14	.85	.99	(.15)	(1.70)	(1.85)	16.89
2013	14.58	.26	3.57	3.83	(.26)	(.40)	(.66)	17.75
2012	13.03	.24	1.59	1.83	(.28)	—	(.28)	14.58
2011	12.41	.23	.63	.86	(.24)	—	(.24)	13.03
2010	10.76	.30	1.64	1.94	(.29)	—	(.29)	12.41
2009	10.08	.28	.68	.96	(.28)	—	(.28)	10.76
Class R6 (2/13)
2014(f)	17.93	.20	.84	1.04	(.19)	(1.70)	(1.89)	17.08
2013(d)	15.36	.22	2.60	2.82	(.25)	—	(.25)	17.93
Class I (8/94)
2014(f)	17.93	.19	.84	1.03	(.19)	(1.70)	(1.89)	17.07
2013	14.72	.35	3.61	3.96	(.35)	(.40)	(.75)	17.93
2012	13.16	.31	1.60	1.91	(.35)	—	(.35)	14.72
2011	12.53	.31	.64	.95	(.32)	—	(.32)	13.16
2010	10.85	.37	1.65	2.02	(.34)	—	(.34)	12.53
2009	10.18	.32	.70	1.02	(.35)	—	(.35)	10.85

40	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

6.21%	$398,648	1.15	%*	1.97	%*	1.15	%*	1.97	%*	13%
27.72	384,226	1.13		1.88		1.12		1.89		44
14.31	273,317	1.16		1.95		1.16		1.95		24
7.28	176,954	1.14		2.05		1.14		2.05		33
18.46	125,226	1.19		2.87		1.17		2.89		29
10.32	100,059	1.19		3.00		1.19		3.00		48

5.87	1,014	1.90	*	1.20	*	1.90	*	1.20	*	13
26.65	1,256	1.89		1.18		1.87		1.19		44
13.51	1,525	1.91		1.33		1.91		1.33		24
6.45	3,016	1.89		1.32		1.89		1.32		33
17.59	5,039	1.94		2.05		1.92		2.07		29
9.41	7,237	1.94		2.28		1.94		2.28		48

5.88	65,957	1.90	*	1.22	*	1.90	*	1.22	*	13
26.95	59,753	1.88		1.09		1.87		1.10		44
13.29	29,234	1.91		1.21		1.91		1.21		24
6.42	18,714	1.89		1.31		1.89		1.31		33
17.60	11,107	1.94		2.20		1.92		2.22		29
9.41	4,921	1.94		2.23		1.94		2.23		48

6.15	44,459	1.40	*	1.73	*	1.40	*	1.73	*	13
27.30	38,589	1.38		1.61		1.37		1.62		44
14.13	21,649	1.41		1.70		1.41		1.70		24
6.93	12,092	1.41		1.75		1.41		1.75		33
18.16	1,204	1.41		2.48		1.39		2.50		29
9.92	122	1.45		2.94		1.45		2.94		48

6.41	62,807	.81	*	2.32	*	81	*	2.32	*	13
18.52	67,620	.80	*	1.98	*	.80	*	1.98	*	44

6.36	1,147,319	.90	*	2.22	*	.90	*	2.22	*	13
27.96	1,151,408	.88		2.16		.87		2.16		44
14.65	1,072,335	.91		2.23		.91		2.23		24
7.56	861,754	.89		2.30		.89		2.31		33
18.78	684,540	.94		3.12		.92		3.10		29
10.51	570,690	.94		3.25		.94		3.25		48

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period February 28, 2013 (commencement of operations) through October 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended April 30, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	41

Financial Highlights (Unaudited) (continued)

Mid Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/87)
2014(e)	$31.00	$.15	$2.30	$2.45	$(.16)	$—	$(.16)	$33.29
2013	23.22	.12	7.91	8.03	(.25)	—	(.25)	31.00
2012	21.83	.18	1.35	1.53	(.14)	—	(.14)	23.22
2011	22.20	.07	(.19)	(.12)	(.25)	—	(.25)	21.83
2010	18.28	.12	4.00	4.12	(.20)	—	(.20)	22.20
2009	16.13	.24	1.99	2.23	(.08)	—	(.08)	18.28
Class B (8/94)
2014(e)	29.09	.03	2.15	2.18	—	—	—	31.27
2013	21.79	(.07)	7.44	7.37	(.07)	—	(.07)	29.09
2012	20.52	.01	1.26	1.27	—	—	—	21.79
2011	20.87	(.10)	(.18)	(.28)	(.07)	—	(.07)	20.52
2010	17.21	(.04)	3.78	3.74	(.08)	—	(.08)	20.87
2009	15.22	.13	1.87	2.00	(.01)	—	(.01)	17.21
Class C (2/99)
2014(e)	29.76	.03	2.20	2.23	—	—	—	31.99
2013	22.29	(.08)	7.62	7.54	(.07)	—	(.07)	29.76
2012	20.99	.01	1.29	1.30	—	—	—	22.29
2011	21.36	(.10)	(.18)	(.28)	(.09)	—	(.09)	20.99
2010	17.61	(.04)	3.86	3.82	(.07)	—	(.07)	21.36
2009	15.58	.12	1.92	2.04	(.01)	—	(.01)	17.61
Class R3 (9/01)
2014(e)	30.82	.11	2.28	2.39	(.09)	—	(.09)	33.12
2013	23.08	.06	7.87	7.93	(.19)	—	(.19)	30.82
2012	21.70	.12	1.33	1.45	(.07)	—	(.07)	23.08
2011	22.05	.01	(.19)	(.18)	(.17)	—	(.17)	21.70
2010	18.15	.06	3.99	4.05	(.15)	—	(.15)	22.05
2009	16.04	.19	1.98	2.17	(.06)	—	(.06)	18.15
Class I (2/94)
2014(e)	31.10	.19	2.30	2.49	(.23)	—	(.23)	33.36
2013	23.29	.19	7.93	8.12	(.31)	—	(.31)	31.10
2012	21.99	.24	1.33	1.57	(.27)	—	(.27)	23.29
2011	22.37	.15	(.22)	(.07)	(.31)	—	(.31)	21.99
2010	18.42	.16	4.05	4.21	(.26)	—	(.26)	22.37
2009	16.24	.28	2.01	2.29	(.11)	—	(.11)	18.42

42	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

7.90%	$37,528	1.44	%*	.83%*	1.34	%*	.93%*	65%
34.93	35,719	1.39		.40	1.33		.45	118
7.03	35,633	1.49		.58	1.28		.79	140
(.64)	52,334	1.33		.27	1.31		.30	123
22.65	76,667	1.25		.58	1.25		.58	123
13.95	130,222	1.25		1.52	1.25		1.52	106

7.49	861	2.19	*	.06 *	2.09	*	.17 *	65
33.93	1,212	2.14		(.34)	2.08		(.28)	118
6.19	1,568	2.24		(.18)	2.02		.04	140
(1.35)	2,073	2.08		(.48)	2.06		(.45)	123
21.77	2,815	2.00		(.20)	2.00		(.20)	123
13.13	3,481	1.98		.85	1.98		.85	106

7.46	7,728	2.19	*	.06 *	2.09	*	.17 *	65
33.94	8,042	2.14		(.35)	2.08		(.29)	118
6.19	7,855	2.24		(.17)	2.02		.05	140
(1.35)	8,957	2.08		(.48)	2.06		(.45)	123
21.74	11,564	2.00		(.21)	2.00		(.21)	123
13.10	12,040	2.00		.80	2.00		.80	106

7.75	8,289	1.69	*	.60 *	1.59	*	.70 *	65
34.63	8,401	1.64		.16	1.58		.22	118
6.70	9,576	1.74		.31	1.53		.52	140
(.87)	15,310	1.58		.03	1.56		.06	123
22.40	20,195	1.50		.30	1.50		.30	123
13.63	25,664	1.50		1.21	1.50		1.21	106

8.02	92,220	1.19	*	1.08 *	1.09	*	1.18 *	65
35.29	90,212	1.13		.66	1.08		.71	118
7.23	106,276	1.24		.82	1.03		1.03	140
(.42)	151,409	1.07		.65	1.06		.65	123
22.98	470,266	1.00		.78	1.00		.78	123
14.24	440,968	1.00		1.76	1.00		1.76	106

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	43

Financial Highlights (Unaudited) (continued)

Small Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (8/94)
2014(e)	$16.98	$.01	$1.25	$1.26	$(.06)	$—	$(.06)	$18.18
2013	12.63	.06	4.34	4.40	(.05)	—	(.05)	16.98
2012	11.30	.05	1.28	1.33	—	—	—	12.63
2011	10.26	(.05)	1.09	1.04	—	—	—	11.30
2010	8.22	(.01)	2.07	2.06	(.02)	—	(.02)	10.26
2009	8.12	.03	.15	.18	(.08)	—	(.08)	8.22
Class C (2/99)
2014(e)	14.76	(.05)	1.08	1.03	—	—	—	15.79
2013	11.02	(.05)	3.79	3.74	—	—	—	14.76
2012	9.93	(.04)	1.13	1.09	—	—	—	11.02
2011	9.08	(.12)	.97	.85	—	—	—	9.93
2010	7.31	(.07)	1.84	1.77	—	—	—	9.08
2009	7.22	(.02)	.13	.11	(.02)	—	(.02)	7.31
Class R3 (9/01)
2014(e)	16.65	(.01)	1.22	1.21	(.02)	—	(.02)	17.84
2013	12.39	.01	4.27	4.28	(.02)	—	(.02)	16.65
2012	11.11	.02	1.26	1.28	—	—	—	12.39
2011	10.11	(.07)	1.07	1.00	—	—	—	11.11
2010	8.10	(.03)	2.04	2.01	—	—	—	10.11
2009	8.00	.01	.15	.16	(.06)	—	(.06)	8.10
Class I (8/94)
2014(e)	17.55	.03	1.29	1.32	(.10)	—	(.10)	18.77
2013	13.06	.10	4.48	4.58	(.09)	—	(.09)	17.55
2012	11.65	.08	1.33	1.41	—	—	—	13.06
2011	10.55	(.02)	1.12	1.10	—	—	—	11.65
2010	8.45	.01	2.13	2.14	(.04)	—	(.04)	10.55
2009	8.36	.05	.15	.20	(.11)	—	(.11)	8.45

44	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment (Loss) Income	Portfolio Turnover Rate(d)

7.36%	$46,695	1.48	%*	.09%*	1.45	%*	.12%*	26%
34.98	45,225	1.47		.37	1.46		.38	56
11.77	32,208	1.58		.26	1.46		.39	46
10.14	31,814	1.48		(.41)	1.46		(.40)	41
25.15	32,332	1.34		(.11)	1.34		(.11)	58
2.40	29,026	1.37		.46	1.37		.46	73

6.98	2,728	2.23	*	(.68 )*	2.20	*	(.65 )*	26
33.94	3,297	2.22		(.43)	2.20		(.42)	56
10.98	1,367	2.34		(.47)	2.21		(.34)	46
9.36	1,498	2.23		(1.18)	2.21		(1.18)	41
24.21	1,843	2.09		(.86)	2.09		(.86)	58
1.56	2,080	2.12		(.27)	2.12		(.27)	73

7.27	10,433	1.74	*	(.17 )*	1.70	*	(.13 )*	26
34.59	8,549	1.72		.06	1.71		.07	56
11.52	2,653	1.83		.01	1.71		.14	46
9.89	2,246	1.73		(.66)	1.71		(.65)	41
24.85	2,111	1.59		(.35)	1.59		(.35)	58
2.14	2,327	1.62		.19	1.62		.19	73

7.54	58,510	1.24	*	.32 *	1.20	*	.36 *	26
35.34	48,281	1.22		.64	1.21		.65	56
12.02	41,444	1.34		.53	1.21		.66	46
10.43	48,596	1.21		(.16)	1.21		(.16)	41
25.43	180,875	1.09		.14	1.09		.14	58
2.59	149,515	1.12		.72	1.12		.72	73

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	45

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Dividend Value Fund (“Dividend Value”), Nuveen Mid Cap Value Fund (“Mid Cap Value”) and Nuveen Small Cap Value Fund (“Small Cap Value”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

Investment Adviser

The Funds’ investment advisor is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”).

The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Agreement and Plan of Merger

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the “Purchase Agreement”) to acquire Nuveen, the parent company of the Adviser. The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary Nuveen Fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940) of the investment management agreements between the Nuveen Funds and the Adviser and the investment sub-advisory agreements between the Adviser and each Nuveen Fund’s sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/Trustees of the Nuveen Funds (the “Board”) will consider a new investment management agreement with the Adviser and new investment sub-advisory agreements with each sub-adviser. If approved by the Board, the new agreements will be presented to the Nuveen Funds’ shareholders for approval, and, if so approved by shareholders, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Investment Objectives and Principal Investment Strategies

Dividend Value’s investment objective is long-term growth of capital and income. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. In selecting securities, the Sub-Adviser, will invest in companies that it believes have the ability to pay above average dividends and finance expected growth and are trading at attractive valuations. The Fund will attempt to maintain a dividend that will grow over time. As a result, higher-yielding equity securities will generally represent the core holdings of the Fund. However, the Fund also may invest in lower-yielding, higher-growth equity securities if the Sub-Adviser believes they will help balance the portfolio. The Fund’s equity securities include common stocks, convertible preferred stocks, and corporate debt securities that are convertible into common stocks. All such equity securities will provide current income at the time of purchase. The Fund invests in convertible debt securities in pursuit of both long-term growth of capital and income. The securities’ conversion features provide long-term growth potential, while interest payments on the securities provide income. The Fund may invest in convertible debt securities without regard to their ratings, and therefore may hold convertible debt securities which are rated lower than investment grade.

Mid Cap Value’s investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in common stocks of mid-capitalization companies. At the time of purchase, mid-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell Midcap® Index immediately after its most recent reconstitution. It is expected that reconstitution of the index will occur each year at the end of June. Immediately after the most recent reconstitution, the range was $1.8 billion to $21.5 billion. In selecting stocks, the Sub-Adviser invests in companies that it believes are undervalued relative to other companies in the same industry or market, exhibit good or improving fundamentals, and exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

46	Nuveen Investments

Small Cap Value’s investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in common stocks of small-capitalization companies, defined as companies that have market capitalizations of less than $3 billion. In selecting stocks, the Sub-Adviser invests in companies that it believes meet at least two of the following criteria:

•	Undervalued relative to other companies in the same industry or market;
•	Good or improving fundamentals; and
•	An identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

Each Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. In addition, each Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the Fund’s total assets may be invested in equity securities of emerging market issuers. Each Fund may utilize options, futures contracts, options on futures contracts and forward foreign currency exchange contracts (“derivatives”). Each Fund may use these derivatives to manage market or business risk, enhance each Fund’s return, or hedge against adverse movements in currency exchange rates.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders at least annually for each Fund with the exception of Dividend Value, which declares and distributes dividends from net investment income to shareholders quarterly. Dividends from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Dividend Value and Mid Cap Value issued Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares were not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an up-front sales charge but incurred a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the

Nuveen Investments	47

Notes to Financial Statements (Unaudited) (continued)

investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution and a .25% annual service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees. Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing fees and expenses” on the Statement of Operations, which are prorated among the classes based on relative net assets, are not charged to Class R6 Shares.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis.

As of April 30, 2014, the Funds were invested in securities lending transactions that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which may represent a transfer from a Level 1 to a Level 2 security.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market

48	Nuveen Investments

price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs, (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Dividend Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,703,786,620	$—	$—	$1,703,786,620
Investments Purchased with Collateral from Securities Lending	197,700,345	—	—	197,700,345
Short-Term Investments:
Money Market Funds	15,695,453	—	—	15,695,453
Total	$1,917,182,418	$—	$—	$1,917,182,418

Mid Cap Value
Long-Term Investments*:
Common Stocks	$146,034,044	$—	$—	$146,034,044
Investments Purchased with Collateral from Securities Lending	30,335,290	—	—	30,335,290
Short-Term Investments:
Money Market Funds	974,724	—	—	974,724
Total	$177,344,058	$—	$—	$177,344,058

Small Cap Value
Long-Term Investments*:
Common Stocks	$114,110,732	$—	$—	$114,110,732
Investments Purchased with Collateral from Securities Lending	16,141,537	—	—	16,141,537
Short-Term Investments:
Money Market Funds	4,203,291	—	—	4,203,291
Total	$134,455,560	$—	$—	$134,455,560
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

Nuveen Investments	49

Notes to Financial Statements (Unaudited) (continued)

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, option purchased and options written, when applicable, are recognized as a component of “Net realized gain (loss) from investments,” on the Statement of Operations.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, option purchased and options written are recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures, option purchased and options written,” respectively on the Statement of Operation, when applicable.

50	Nuveen Investments

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 102%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The Funds’ custodian serves as the securities lending agent for the Funds. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities.

The following table presents the securities out on loan for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those securities.

Fund	Counterparty	Long-Term Investment, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Dividend Value	U.S. Bank	$191,225,511	$191,225,511)	$—
Mid Cap Value	U.S. Bank	29,449,230	(29,449,230)	—
Small Cap Value	U.S. Bank	15,533,279	(15,533,279)	—
*	As of April 30, 2014, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income, net.” Securities lending fees paid by each Fund during the six months ended April 30, 2014, was as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Securities lending fees paid	$36,521	$10,033	$2,090

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the six months ended April 30, 2014.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments	51

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Dividend Value
	Six Months Ended 4/30/14		Year Ended 10/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,653,745	$44,651,266	5,913,434	$95,908,203
Class A – automatic conversion of Class B Shares	4,975	84,561	14,618	225,266
Class B – exchanges	4,880	81,167	9,042	143,868
Class C	696,727	11,601,341	1,634,902	26,844,001
Class R3	529,038	8,872,240	1,165,684	18,794,315
Class R6(1)	47,897	809,062	884,689	15,362,104
Class R6(1) – exchange of Class I Shares	—	—	3,668,683	56,350,962
Class I	6,735,602	113,963,963	13,462,045	216,508,837
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,363,850	38,310,127	854,677	12,763,058
Class B	6,727	107,534	3,580	51,899
Class C	327,958	5,237,222	77,243	1,129,896
Class R3	247,745	4,004,319	71,415	1,064,183
Class R6(1)	365,961	5,988,090	54,536	900,233
Class I	4,181,184	68,327,793	1,743,392	26,075,444
	18,166,289	302,038,685	29,557,940	472,122,269
Shares redeemed:
Class A	(3,066,722)	(51,248,584)	(3,896,951)	(61,661,861)
Class B	(17,274)	(290,822)	(31,981)	(503,335)
Class B – automatic conversion to Class A Shares	(5,029)	(84,561)	(14,763)	(225,266)
Class C	(475,631)	(7,835,172)	(342,119)	(5,399,404)
Class R3	(317,688)	(5,279,429)	(548,501)	(8,818,904)
Class R6(1)	(508,109)	(8,894,271)	(836,781)	(14,461,170)
Class I	(7,929,070)	(134,444,144)	(20,171,509)	(328,539,881)
Class I – exchange to Class R6(1) Shares	—	—	(3,668,683)	(56,350,962)
	(12,319,523)	(208,076,983)	(29,511,288)	(475,960,783)
Net increase (decrease)	5,846,766	$93,961,702	46,652	$(3,838,514)
(1)	– Class R6 Shares were established and commenced operations on February 28, 2013.

52	Nuveen Investments

	Mid Cap Value
	Six Months Ended 4/30/14		Year Ended 10/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	70,575	$2,289,490	176,645	$4,729,766
Class A – automatic conversion of Class B Shares	3,172	101,601	4,274	111,572
Class B	—	—	149	3,585
Class C	6,527	205,141	35,129	928,204
Class R3	28,673	925,955	67,276	1,809,518
Class I	144,854	4,682,751	299,898	8,290,648
Shares issued to shareholders due to reinvestment of distributions:
Class A	5,453	178,246	15,342	357,321
Class B	—	—	210	4,622
Class C	—	—	1,012	22,773
Class R3	708	23,054	3,235	75,055
Class I	8,333	272,817	21,368	498,296
	268,295	8,679,055	624,538	16,831,360
Shares redeemed:
Class A	(104,037)	(3,378,378)	(578,915)	(15,652,273)
Class B	(10,736)	(329,888)	(26,157)	(652,671)
Class B – automatic conversion to Class A Shares	(3,376)	(101,601)	(4,538)	(111,572)
Class C	(35,189)	(1,108,374)	(118,318)	(3,012,864)
Class R3	(51,731)	(1,675,820)	(212,784)	(5,682,457)
Class I	(289,820)	(9,402,048)	(1,983,549)	(50,812,077)
	(494,889)	(15,996,109)	(2,924,261)	(75,923,914)
Net increase (decrease)	(226,594)	$(7,317,054)	(2,299,723)	$(59,092,554)

	Small Cap Value
	Six Months Ended 4/30/14		Year Ended 10/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	207,786	$3,706,348	568,795	$8,649,676
Class C	23,851	373,611	117,817	1,568,728
Class R3	191,356	3,348,342	443,559	6,431,538
Class I	683,154	12,773,513	752,219	11,691,483
Shares issued to shareholders due to reinvestment of distributions:
Class A	8,667	156,692	9,682	124,510
Class C	—	—	—	—
Class R3	611	10,859	397	5,021
Class I	10,516	196,130	13,743	182,237
	1,125,941	20,565,495	1,906,212	28,653,193
Shares redeemed:
Class A	(310,675)	(5,537,997)	(464,882)	(6,833,730)
Class C	(74,488)	(1,143,029)	(18,463)	(242,312)
Class R3	(120,501)	(2,111,672)	(144,817)	(2,166,467)
Class I	(327,119)	(6,007,671)	(1,189,506)	(17,884,062)
	(832,783)	(14,800,369)	(1,817,668)	(27,126,571)
Net increase (decrease)	293,158	$5,765,126	88,544	$1,526,622

Nuveen Investments	53

Notes to Financial Statements (Unaudited) (continued)

5. Investment Transactions

Purchases and sales (excluding investments purchased with collateral from securities lending and short-term investments) during the six months ended April 30, 2014, were as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Purchases	$212,353,374	$95,182,034	$32,066,720
Sales	266,462,682	100,276,163	28,125,306

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of April 30, 2014, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Cost of investments	$1,407,946,497	$156,730,698	$111,896,350
Gross unrealized:
Appreciation	$517,501,355	$22,023,172	$24,449,422
Depreciation	(8,265,434)	(1,409,812)	(1,890,212)
Net unrealized appreciation (depreciation) of investments	$509,235,921	$20,613,360	$22,559,210

Permanent differences, primarily due to the federal taxes paid, tax equalization, investments in partnerships, and reorganization adjustments, resulted in reclassifications among the Funds’ components of net assets as of October 31, 2013, the Funds’ last tax year end, as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Capital paid-in	$(17,203,723)	$57,521	$(1,813)
Undistributed (Over-distribution of) net investment income	2,535,692	18,902	60,252
Accumulated net realized gain (loss)	14,668,031	(76,423)	(58,439)

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2013, the Funds’ last tax year end, were as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Undistributed net ordinary income[1]	$16,647,208	$858,352	$451,445
Undistributed net long-term capital gains	147,826,023	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

54	Nuveen Investments

The tax character of distributions paid during the Funds’ last tax year ended October 31, 2013, was designated for purposes of the dividends paid deduction as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Distributions from net ordinary income[1]	$31,811,014	$1,665,679	$399,056
Distributions from net long-term capital gains	37,952,222	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of October 31, 2013, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term.

	Dividend[2] Value	Mid Cap Value	Small Cap Value
Expiration:
October 31, 2016	$12,406,335	$—	$—
October 31, 2017	—	31,631,258	20,884,608
Not subject to expiration:
Short-term losses	—	—	—
Long-term losses	—	—	—
Total	$12,406,335	$31,631,258	$20,884,608
[2]	A portion of Dividend Value’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ last tax year ended October 31, 2013, the Funds utilized their capital loss carryforwards as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Utilized capital loss carryforwards	$4,135,445	$23,828,388	$11,120,953

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Dividend Value Fund-Level Fee Rate	Mid Cap Value Fund-Level Fee Rate	Small Cap Value Fund-Level Fee Rate
For the first $125 million	.6000%	.7000%	.7000%
For the next $125 million	.5875	.6875	.6875
For the next $250 million	.5750	.6750	.6750
For the next $500 million	.5625	.6625	.6625
For the next $1 billion	.5500	.6500	.6500
For net assets over $2 billion	.5250	.6250	.6250

Nuveen Investments	55

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level free rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets”. The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2014, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
Dividend Value	.1869%
Mid Cap Value	.2000
Small Cap Value	.1931

The Adviser has contractually agreed to waive fees and/or reimburse expenses of Mid Cap Value and Small Cap Value so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

	Class A Shares	Class B Shares	Class C Shares	Class R3 Shares	Class I Shares	Expiration date
Mid Cap Value	1.34%	2.09%	2.09%	1.59%	1.09%	February 28, 2015
Small Cap Value	1.45	N/A	2.20	1.70	1.20	February 28, 2015
N/A –	Fund does not offer share class.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended April 30, 2014, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Sales charges collected	$250,874	$16,562	$19,023
Paid to financial intermediaries	221,813	14,679	17,475

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

56	Nuveen Investments

During the six months ended April 30, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Commission advances	$88,192	$3,022	$8,728

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares and C Shares during the first year following a purchase were retained by the Distributor. During the six months ended April 30, 2014, the Distributor retained such 12b-1 fees as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
12b-1 fees retained	$90,347	$5,881	$3,084

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended April 30, 2014, as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
CDSC retained	$10,096	$169	$4,078

8. Subsequent Events

Class B Shares

Effective at the close of business on June 23, 2014, Class B Shares of Dividend Value and Mid Cap Value converted to Class A Shares and are no longer available through an exchange from other Nuveen mutual funds.

Nuveen Investments	57

Additional

Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian U.S. Bank National Association Milwaukee, WI 53202	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

58	Nuveen Investments

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Equity Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Mid-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 2000® Value Index: An index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell Midcap® Value Index: An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Nuveen Investments	59

Annual Investment Management Agreement

Approval Process (Unaudited)

I. The Approval Process

The Board of Directors of each Fund (each, a “Board” and each Director, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the respective Fund and determining whether to approve or continue such Fund’s advisory agreement (each, an “Original Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and sub-advisory agreement (each, an “Original Sub-Advisory Agreement” and, together with the Original Investment Management Agreement, the “Original Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), each Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. (“Nuveen”) by TIAA-CREF (the “Transaction”). For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Funds and references to the “Board” refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved for each Fund a new advisory agreement (each, a “New Investment Management Agreement”) between the Fund and the Adviser and a new sub-advisory agreement (each, a “New Sub-Advisory Agreement” and, together with the New Investment Management Agreement, the “New Advisory Agreements”) between the Adviser and the Sub-Adviser, each on behalf of the respective Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the “Fund Advisers” and each, a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers’ employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

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In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and the Fund Advisers including, among other things: the nature, extent and quality of services provided by each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of each Fund’s performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain equity and fixed income teams of the Sub-Adviser in September 2013 and met with the Sub-Adviser’s municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

1. The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates provide to each Fund; the performance record of each Fund (as described in further detail below); and any initiatives Nuveen had taken for the open-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Adviser generally provides the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters).

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

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In addition to the foregoing actions, the Board also considered other initiatives related to the open-end funds, including, among other things: the continued focus on enhancing the product line through the development of new funds, including the development of alternative strategies reflecting trends in the industry; the enhanced support provided to the Board by providing comprehensive in-depth presentations to the Open-End Funds Committee; and the development of a new class of shares for certain funds.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing each Fund, developments affecting the Sub-Adviser or the Funds and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Funds. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen’s supervision of the Funds’ service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Fund under the respective Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to each Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of each Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to each Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B. The Investment Performance of the Funds and Fund Advisers

1. The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of each Fund’s performance and the applicable investment team. In considering each Fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014. This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•

The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For funds classified with less relevant Performance Peer Groups, the Board considered a fund’s performance compared to its benchmark to help assess the fund’s comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund’s performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its

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benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.[i] While the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted the following:

The Nuveen Dividend Value Fund (“Dividend Value Fund”) demonstrated generally favorable performance in comparison to its peers, performing in the first quartile over various periods. The Nuveen Small Cap Value Fund (“Small Cap Value Fund”) also demonstrated generally favorable performance in comparison to its peers. In this regard, although Small Cap Value Fund performed in the third quartile in the five-year period, it performed in the second quartile in the one-year period and the first quartile in the three-year period. The Nuveen Mid Cap Value Fund (“Mid Cap Value Fund”) lagged its peers over the longer periods, but had better performance in the shorter periods. In this regard, although Mid Cap Value Fund was in the fourth quartile in the three- and five-year periods, it was in the first quartile for the one-year period and outperformed its benchmark in the one-year period.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

2. The New Advisory Agreements

With respect to the performance of each Fund, the Board considered that the portfolio investment personnel responsible for the management of the respective Fund portfolios were expected to continue to manage such portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction. Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund, reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed the following with respect to the Funds’ net management fees and net expense ratios (including fee waivers and expense reimbursements).

The Board noted that Dividend Value Fund had a net management fee that was slightly higher than its peer average, but a net expense ratio that was in line with its peer average. In addition, the Board noted that Mid Cap Value Fund and Small Cap Value Fund had slightly higher or higher net management fees and slightly higher net expense ratios than their respective peer averages. With respect to Mid Cap Value Fund, the Board noted that the higher expense ratio compared to peers was generally attributed to an outlier in the peer group that lowered the peer average. With respect to Small Cap Value Fund, although such Fund had a slightly higher expense ratio compared to its peer average, the Board noted that the temporary expense cap on the Fund was reduced in 2013, and the Adviser agreed to reduce the temporary expense cap further by five basis points.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to non-municipal funds, such other clients of a Fund Adviser may include: separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, collective trust funds and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

66	Nuveen Investments

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the Funds were reasonable.

4. The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction (i) not to increase contractual management fee rates for any Nuveen fund and (ii) not to raise expense cap levels for any Nuveen fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2. The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual

Nuveen Investments	67

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E. Indirect Benefits

1. The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which include fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. Each Fund’s portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and their shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

2. The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F. Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•	Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase contractual management fee rates for any fund and (ii) not to raise expense cap levels for any fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•	The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or the New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•	The reputation, financial strength and resources of TIAA-CREF.

•	The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•	The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

68	Nuveen Investments

G. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II. Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved for each Fund an interim advisory agreement (the “Interim Investment Management Agreement”) between the respective Fund and the Adviser and an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. If necessary to assure continuity of advisory services, each respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

i	The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

Nuveen Investments	69

Notes

70	Nuveen Investments

Notes

Nuveen Investments	71

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $225 billion as of March 31, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-FSTK-0414P

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report April 30, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class I

Nuveen International Select Fund	ISACX	ICCSX	ISYCX
Nuveen Tactical Market Opportunities Fund	NTMAX	NTMCX	FGTYX

NUVEEN INVESTMENTS TO BE ACQUIRED BY TIAA-CREF

On April 14, 2014, TIAA-CREF announced that it had entered into an agreement to acquire Nuveen Investments, the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management (as of March 31, 2014) and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen anticipates that it will operate as a separate subsidiary within TIAA-CREF’s asset management business, and that its current leadership and key investment teams will stay in place.

Your fund investment will not change as a result of Nuveen’s change of ownership. You will still own the same fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your fund’s sub-adviser(s) will continue to manage your fund according to the same objectives and policies as before, and we do not anticipate any significant changes to your fund’s operations. Under the securities laws, the consummation of the transaction will result in the automatic termination of the investment management agreements between the funds and NFAL and the investment sub-advisory agreements between NFAL and each fund’s sub-adviser(s). New agreements will be presented to the funds’ shareholders for approval, and, if approved, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction, expected to be completed by year end, is subject to customary closing conditions.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

After significant growth in 2013, domestic and international equity markets have been less compelling during the first part of 2014. Concerns about deflation, political uncertainty in many places and the potential for more fragile economies to impact other countries have produced uncertainty in the markets.

Europe is beginning to emerge slowly from recession in mid-2013, with improved GDP and employment trends in some countries. However, Japan’s deflationary headwinds have resurfaced; and China shows signs of slowing from credit distress combined with declines in manufacturing and exports. Most recently, tensions between Russia and Ukraine may continue to hold back stocks and support government bonds in the near term.

Despite these headwinds, there are some encouraging signs of forward momentum in the markets. In the U.S., the news is more positive with financial risks slowly receding, positive GDP trends, downward trending unemployment and stronger household finances and corporate spending.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

June 23, 2014

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen International Select Fund

Nuveen Tactical Market Opportunities Fund

Throughout this reporting period, the Nuveen International Select Fund was managed by a team of managers associated with three different sub-advisers: Nuveen Asset Management, LLC (Nuveen Asset Management), an affiliate of Nuveen Investments, Inc.; Altrinsic Global Advisors, LLC (Altrinsic); and Lazard Asset Management LLC (Lazard).

Effective as of the close of business on June 27, 2014, Altrinsic and Lazard will no longer serve as investment sub-advisers to the Nuveen International Select Fund and Nuveen Asset Management will become the Fund’s sole sub-adviser. The Fund’s assets that had been managed by Altrinsic and Lazard will be transitioned to Nuveen Asset Management and its portfolio will be repositioned consistent with the investment strategies employed by that firm’s international growth team. Effective July 7, 2014, Tracy Stouffer will become the Fund’s sole portfolio manager primarily responsible for its management. Also effective as of the close of business on July 7, 2014, the Nuveen International Select Fund’s principal investment strategies will change to the following: Under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. equity securities. The Fund may invest in equity securities issued by companies with small-, mid- and large-capitalizations. The Fund may invest up to 30% of its net assets in companies located in emerging market countries.

In addition, the Board of Directors of the Nuveen International Select Fund has approved the reorganization of the Fund into the Nuveen International Growth Fund. In order for the reorganization to occur, it must be approved by the shareholders of the Nuveen International Select Fund. A special meeting of the Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in September 2014. If the required approval is obtained, it is anticipated that the reorganization will be consummated shortly after the special shareholder meeting. Further information regarding the proposed reorganization will be contained in proxy materials that are expected to be sent to shareholders of the Fund in July 2014.

The Nuveen Tactical Market Opportunities Fund is managed by a team of managers from Nuveen Asset Management, LLC., an affiliate of Nuveen Investments, Inc.

Here the portfolio management teams for the Funds examine key investment strategies and the Funds’ performance for the six-month reporting period ended April 30, 2014.

Nuveen International Select Fund

How did the Fund perform during the six-month reporting period ended April 30, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and since inception periods ended April 30, 2014. The Fund’s Class A Shares at net asset value (NAV) underperformed the MSCI All Country World Investable Market Index (ex U.S.) and the Lipper classification average during the six-month reporting period.

What strategies were used to manage the Fund during the six-month reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of foreign issuers that trade in the U.S. or foreign markets, depositary receipts representing shares of foreign issuers and exchange-traded funds and other investment

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

companies that provide exposure to foreign issuers. During this reporting period, Altrinsic selected stocks for the Fund according to the developed markets value style. Lazard selected stocks for the Fund according to the emerging market style. The Fund’s other sub-adviser, Nuveen Asset Management, selected stocks for the Fund in the infrastructure sector and growth-oriented stocks primarily found in the world’s developed markets. In addition, Nuveen Asset Management maintained strategic oversight of the Fund (subject to the supervision of the Fund’s investment adviser, Nuveen Fund Advisors, Inc., an affiliate of Nuveen Investments, Inc.), which includes allocating assets among the sub-advisers (including itself) and tactically adjusting the overall portfolio balance and country emphasis using index related investments.

During the six-month reporting period, the Fund underperformed the MSCI All Country World Investable Market Index (ex U.S.) and Lipper classification average primarily due to several unsuccessful style tilts and country/currency weights. However, stock selection by the individual sub-advisers and sector weights were for the most part successful.

The Fund’s overwhelming negative in terms of style effects was its significant underweight to value stocks. In the overseas markets, more value-oriented and dividend-yielding stocks continued to outperform growth stocks for much of this reporting period. The primary reason the Fund was so underweight value was because its value-oriented manager stayed closer to a moderate “blend” style, while its growth manager ran a slightly more aggressive, momentum-oriented growth strategy. Because this strategy allocates to multiple sub-advisers, we depend on their selection of individual stocks and don’t attempt to offset the value/growth tilts within the Fund’s portfolio.

In terms of unsuccessful country weights, we consciously held a short position on Turkey as tensions were rising ahead of the elections held in that country. However, the elections reaffirmed that Turkey’s prime minister is in strong control and the country’s stock markets rebounded sharply. We also had detrimental overweights in both Russia and Brazil due to individual positions held by the Fund that we were unable to offset because of the lack of futures contracts in those countries. When the tensions in Ukraine escalated in March, the Russian stock market fell fairly steeply. Likewise, stocks continued to be volatile in Brazil as concerns about inflation and the country’s stagnant economy were ongoing. On the positive side, however, the Fund did benefit from a short futures position in the Hang Seng Index during the reporting period. China’s economy and markets have been in a slump for some time now and we chose to underweight the country even further as our managers were not very exposed there.

In terms of currency selection, our underweight to the British pound hindered results during this reporting period. Much of the Fund’s U.K. exposure was through futures contracts on the FTSE 100 Index (a basket of the 100 largest companies listed on the London Stock Exchange), which do not include the currency exposure. However, we did not anticipate the pound improving and failed to put on a currency bet to offset the underweight. The British pound strengthened more than 5% versus the dollar as the U.K.’s economic performance was fairly favorable, especially in relation to the rest of Europe. Conversely though, the Fund’s strong overweight to the U.S. dollar was beneficial during the reporting period. Some of the Fund’s U.S. dollar exposure resulted from individual stocks in the portfolio that are domiciled in other countries, but trade on U.S. stock exchanges and are therefore U.S. dollar-denominated securities. Other U.S. dollar exposure was the result of futures contracts from other countries that do not include the effect of the countries’ currencies. The Fund’s exposure was beneficial as the U.S. dollar strengthened during the reporting period. Also, the Fund’s underweight to the Canadian dollar modestly added to performance. Our Canadian exposure is largely from a futures position in the Toronto Stock Exchange (TSX), which does not give the Fund actual Canadian dollar exposure because it is U.S. dollar-denominated. We used the TSX position to bring the Fund closer to benchmark weight in Canadian stocks as the Fund generally do not have much exposure in that country. However, the resulting underweight to the Canadian dollar was beneficial as the currency weakened about 4% during the reporting period.

Stock selection by the Fund’s sub-advisers was a positive contributor to performance. For example, the Fund benefited from a position in Norwegian firm BW LPG Ltd., the world’s largest player involved in the transport of liquefied petroleum gas (LPG) that was newly issued in November 2013. BW LPG is benefiting from rising LPG supply due to U.S. shale extraction, increasing propane demand for heating purposes and increasing trade in petrochemicals that use LPG as feedstock, primarily in China. Spanish pharmaceutical and chemical company Grifols SA, the world’s third-largest blood and plasma products maker, was a very successful

6	Nuveen Investments

out-of-index position for the Fund. Grifols reported a significant rise in first quarter profits, aided by its acquisition of Novartis’ transfusion diagnostic business. The Fund also benefited from a position in Let’s Gowex SA, a Spanish company that develops wireless smart cities, which was a top contributor during the reporting period. Let’s Gowex is a key beneficiary of the twin drivers of the exponential growth of mobile data traffic and the build-out of public WiFi networks. In addition, shares of Danish company Vestas Wind Systems A/S, which makes wind turbines, advanced strongly as renewable energy resources become increasingly important in Europe. The company is also benefiting from a significant increase in new orders for its turbines to be used in wind farms across North America. Finally, the Fund benefited from its lack of exposure to Toyota Motor Corporation, which is a large component in the MSCI benchmark. Toyota’s shares performed poorly during the reporting period as the company was hit with a $1 billion settlement in March, one of the largest fines ever paid by an automaker. The company’s sales and profitability have also been challenged by the Japanese yen, which hasn’t softened as much as investors had anticipated.

The Fund also experienced several individual detractors during the reporting period, including Sberbank of Russia, the country’s largest bank by assets and its biggest lender. Sberbank’s shares took a hit after the instability caused by the crisis with Ukraine drew Western economic sanctions that impede the flow of assets in and out of Russia. The bank remains under pressure due to the falling Russian Ruble currency, an economy on the verge of recession and growing emerging market uncertainty. Two other Fund underperformers were from the U.K.: Blinkx plc, which provides a search engine for video and audio clips and a contextual advertising platform for online video, and Perform Group plc, a leading digital marketing company. Blinkx saw its share price fall sharply in response to a well-publicized blog authored by a Harvard professor alleging that the company used advertising software (adware) to boost views of online video ads and inflate revenues. Management has refuted the allegations and we expect confidence to return to the company’s investor and customer base. The stock price for Perform Group also fell significantly during the six-month reporting period after issuing a profit warning due to advertising and sponsorship weakness in the fourth quarter of 2013, resulting in estimate and price target downgrades. However, because Perform benefits from a number of growth drivers, including online betting, online video consumption and the use of digital sports content, we are maintaining the Fund’s position as we wait for a catalyst for the stock.

The effects of the Fund’s sector and industry weights produced modestly positive results and were often driven by the underlying stocks selected by the sub-advisers. For example, the Fund sharply underweighted financial stocks, which was a relatively successful strategy during this reporting period. In particular, we under-emphasized European financials because of ongoing concerns about banking practices and the quality of these companies’ balance sheets. In addition, the European Central Bank (ECB) may need to further loosen monetary policy or implement a negative deposit rate, which will negatively impact banks’ profitability. We also tilted away from Chinese banks due to concerns in Asia about money invested in construction projects that may not be repaid. Additionally, the Fund had a significant overweight in industrials, which was beneficial as the sector outperformed; however, an overweight position in the lagging consumer discretionary sector was a detractor.

In addition to the previously mentioned futures contracts, the Fund used other equity and currency futures contracts as an overlay strategy to adjust the exposures created by its multi-manager framework so that the overall Fund had the desired exposures to key markets. For example, performance benefited from our short futures position in the Russell 2000® Index. We added this overlay to offset what we deemed to be too strong of a technology, high price/earnings ratio and small company emphasis by the Fund’s sub-advisers. We also used other long and short futures contracts to manage country and style exposures and implement various tactical market and hedging strategies. These contracts are used as a means to efficiently gain exposure to a broad base of securities. During the reporting period, these derivative positions had a moderately positive impact on performance.

Nuveen Tactical Market Opportunities Fund

How did the Fund perform during the six-month period ended April 30, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year and since-inception periods ended April 30, 2014. The Fund’s Class A Shares at net asset value (NAV) outperformed the BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index, but underperformed the Lipper classification average over the six-month reporting period. Shareholders should note that the performance of the Lipper classification represents the overall average of returns for funds that invest in a wide range of asset classes, making direct comparisons less meaningful.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

What strategies were used to manage the Fund during the six-month reporting period? How did these strategies influence performance?

The Fund is an absolute return product designed to generate returns through tactical asset allocation positions that seeks to outperform the BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index by 400 basis points on an annualized basis. To accomplish the Fund’s goal, we are able to invest in a variety of asset classes, long or short, throughout the world. We also may use other alternative asset classes, such as currencies and commodities, and investment tools such as the VIX (S&P 500® Volatility Index) to take advantage of market opportunities, to further diversify the Fund or as part of our volatility management strategies. We focus on generating returns in the portfolio in three ways: income oriented positions, market directional positions and long and short relative value positions (spread trades) that produce returns through differential performance. The Fund may gain exposure to its asset classes by: investing in derivative instruments and exchange-traded funds (ETFs); creating custom baskets of securities; and investing directly in U.S. Treasury obligations, non-U.S. government obligations that have an investment grade rating from at least one rating agency and money market funds.

Fund performance was generally in line with its objectives over the six-month reporting period, including positive returns for each of the past five months of the reporting period. However, continued gains will be necessary to fully recover the performance shortfall that occurred from May through November of last year. During this reporting period, the Fund’s portfolio focused primarily on hedged income generation and gross (long/short) equity exposure, implemented via spread trades as opposed to net market directional exposure, with significant exposure to foreign markets across asset classes. The Fund maintained moderate market directional positions in some of the depressed sectors that contributed to the performance shortfall last year. The Fund’s portfolio was positioned moderately from a risk standpoint in relation to the level of risk allowed by this strategy, reflecting a focus on paired positioning and the limited directional opportunities we perceive to be available in today’s market.

Throughout the first several months of 2014, we maintained modest net equity market exposure, although we were active in incrementally increasing and decreasing the level of exposure in response to the market swings that have occurred year to date. The Fund’s equity directional exposure was focused on mortgage real estate investment trusts (REITs), non U.S. equities in aggregate and frontier markets in particular. Directional exposure was a positive contributor to performance, as was our long/short positioning. The largest long/short equity position and biggest contributor to performance was a long position in the S&P 500® paired with a short position in the Russell 2000®. The performance differential in favor of the S&P 500® has been significant on a year-to-date basis. We also complemented this position with a blended long position of the mid-cap and NASDAQ indexes and short position in the Russell 2000®, which was also an incrementally positive contributor. Given the sharp underperformance of the Russell 2000®, we have tactically eliminated the latter and sharply reduced the former positions to defend against a possible snap-back, but anticipate further small-cap underperformance. We also see an unfavorable risk/reward trade-off from significant, unhedged directional equity market exposure with exposure beyond negligible levels taken only on an opportunistic basis.

In addition to the style-based long/short positions discussed above, the Fund maintained a sizable long/short sector-relative strategy throughout the first months of the year that made a positive contribution and featured a steady short position in the consumer discretionary sector and variable weightings in the remaining sectors. A long position in China H shares matched with a short position in the SGX CNX Nifty Index Future (Indian Nifty) late last year was incrementally positive, while a similar long position in South Korea matched with a short position in the Indian Nifty was incrementally negative. Both positions have been closed and replaced with a long position in Canada matched with a short position in Mexican and Australian equities. We also held a long MSCI ACWI ex U.S. Index-replicating ETF hedged with a short position in the S&P 500®, which has been an insignificant contributor to performance.

Directional fixed income exposure was limited to positions in Australian Treasury futures, domestic municipal high yield and peso-denominated Mexican bonds. The interest rate sensitivity (duration) of these positions was partially hedged with short positions in five-year U.S. Treasury futures and 10-year German Bund futures on a macro basis. In addition, specific long/short Treasury positions featuring long U.S. Treasury futures matched with 10-year German Bund futures and 10-year Australian Treasury futures matched with short U.K. gilt futures were included in the portfolio. Each of these positions was additive to the Fund with the exception of the Treasury/Bund position, which underperformed as German yields fell at a much faster pace than the yields of other countries. While

8	Nuveen Investments

domestic interest rates rising at a faster pace than those elsewhere, given the closer proximity of the Federal Reserve to monetary tightening versus other major central banks. The U.S. dollar has essentially been flat year to date, although we anticipate a moderate strengthening as the year progresses.

A number of other positions contributed to performance and have been removed from the Fund’s portfolio because of price appreciation or remain in the portfolio at much reduced allocations. These include dollar-denominated emerging market debt, global preferred securities, REITS and corporate bonds.

Throughout the reporting period, the Fund also continued to use equity, interest rate and currency futures contracts to implement various absolute return, tactical market and hedging strategies. We also utilized equity call and put options to generate return and manage the Fund. Overall, these derivative positions were a meaningful contributor to performance during the reporting period, except for the equity put options which were an insignificant contributor to performance during the reporting period.

Nuveen Investments	9

Risk Considerations

Nuveen International Select Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives, infrastructure sector, and smaller company risks, are described in detail in the Fund’s prospectus.

Nuveen Tactical Market Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the fund will achieve its investment objective and the portfolio manager’s asset allocation decisions may adversely affect fund performance. The fund is exposed to the risks of the underlying derivative instruments, ETFs, U.S. Treasury bonds, foreign government bonds, commodities, and short-term securities that may be held in the portfolio. These risks include market risk, frequent trading risk, liquidity risk, interest rate risk, and credit risk. The credit risk and liquidity risk is heightened for non-investment grade or high yield securities. The use of derivatives involves substantial financial risks and transaction costs. Commodities may be highly volatile and foreign investments are subject to additional risks including currency fluctuations, and economic or political instability. These risks are magnified in emerging markets. In addition, the fund will bear its proportionate share of any fees and expenses paid by the ETFs in which it invests.

10	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen International Select Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within.

Fund Performance

Average Annual Total Returns as of April 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception*
Class A Shares at NAV	0.09%	5.97%	10.98%	2.03%
Class A Shares at maximum Offering Price	(5.69)%	(0.10)%	9.69%	1.21%
MSCI All Country World Investable Market Index (ex U.S.)**	3.36%	10.61%	13.90%	3.12%
Lipper International Multi-Cap Growth Funds Classification Average**	2.89%	11.20%	13.61%	2.13%

Class C Shares	(0.43)%	5.09%	10.15%	1.26%
Class I Shares	0.13%	6.21%	11.25%	2.28%

Average Annual Total Returns as of March 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception*
Class A Shares at NAV	5.12%	10.75%	13.61%	2.22%
Class A Shares at maximum Offering Price	(0.89)%	4.41%	12.28%	1.39%
Class C Shares	4.75%	9.87%	12.75%	1.45%
Class I Shares	5.26%	10.99%	13.89%	2.47%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.51%	2.28%	1.29%
Net Expense Ratios	1.31%	2.08%	1.09%

The Fund’s investment adviser has agreed to voluntarily lower the fund-level management fee by 0.20% across all breakpoint levels through October 31, 2015. This fee waiver will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Since inception returns are from 12/21/06.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

12	Nuveen Investments

Nuveen Tactical Market Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within.

Fund Performance

Average Annual Total Returns as of April 30, 2014*

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class A Shares at NAV	1.78%	(4.14)%	2.78%
Class A Shares at maximum Offering Price	(4.06)%	(9.63)%	1.38%
BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index***	0.03%	0.06%	0.10%
Lipper Flexible Portfolio Funds Classification Average***	3.90%	6.34%	8.24%

Class C Shares	1.32%	(4.88)%	1.97%
Class I Shares	1.96%	(3.87)%	3.06%

Average Annual Total Returns as of March 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class A Shares at NAV	1.03%	(3.31)%	2.65%
Class A Shares at maximum Offering Price	(4.76)%	(8.86)%	1.23%
Class C Shares	0.57%	(4.06)%	1.85%
Class I Shares	1.12%	(3.13)%	2.92%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Expense Ratios	1.33%	2.08%	1.08%

*	The Fund is an absolute return product designed to generate returns through tactical asset allocation positions that seeks to outperform the BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index by 400 basis points over a reasonable period of time.

**	Since inception returns are from 12/30/09. Class I Share returns are actual. The returns for Class A and Class C Shares are actual for the periods since class inception on 2/24/11; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

***	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	13

Holding

Summaries April 30, 2014

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen International Select Fund

Fund Allocation

(% of net assets)

Common Stocks	91.8%
Common Stock Rights	0.0%
Master Limited Partnerships (MLP) & MLP Affiliates	0.1%
Exchange-Traded Funds	1.6%
Short-Term Investments	7.9%
Other Assets Less Liabilities	(1.4)%

Portfolio Composition

(% of net assets)

Banks	9.5%
Oil, Gas & Consumable Fuels	8.8%
Pharmaceuticals	6.7%
Insurance	3.8%
Wireless Telecommunication Services	3.5%
Machinery	3.3%
Media	2.7%
Food & Staples Retailing	2.7%
Semiconductors & Equipment	2.5%
Food Products	2.3%
Metals & Mining	2.2%
Transportation Infrastructure	2.0%
Aerospace & Defense	1.9%
Energy Equipment & Services	1.8%
Construction Materials	1.8%
Beverages	1.7%
Automobiles	1.7%
IT Services	1.6%
Capital Markets	1.5%
Diversified Financial Services	1.5%
Real Estate Management & Development	1.5%
Textiles, Apparel & Luxury Goods	1.4%
Electronic Equipment & Instruments	1.4%
Construction & Engineering	1.4%
Hotels, Restaurants & Leisure	1.3%
Industrial Conglomerates	1.2%
Tobacco	1.2%
Other Industries	19.0%
Common Stock Rights	0.0%
Exchange-Traded Funds	1.6%
Short-Term Investments	7.9%
Other Assets Less Liabilities	(1.4)%

Country Allocation

(% of net assets)

United States	12.0%
United Kingdom	10.5%
Japan	9.5%
Canada	7.5%
Germany	6.9%
France	5.6%
Switzerland	5.4%
Brazil	4.6%
South Korea	3.4%
Netherlands	2.6%
South Africa	2.3%
Other Countries	31.1%
Other Assets Less Liabilities	(1.4)%

Top Five Common Stock Holdings

(% of net assets)

Roche Holding	1.0%
Sanofi-Aventis	1.0%
Novartis	1.0%
GlaxoSmithKline	1.0%
Daimler	0.9%

14	Nuveen Investments

Nuveen Tactical Market Opportunities Fund

Fund Allocation1

(% of net assets)

Exchange-Traded Funds	49.2%
U.S. Government and Agency Obligations	1.5%
Sovereign Debt	6.6%
Short-Term Investments	41.6%
Other Assets Less Liabilities	1.1%

Portfolio Allocation2,3

Long-Fixed Income	55.7%
Short-Fixed Income	(30.6)%
Net Fixed Income	25.1%
Long Equity	48.0%
Short Equity	(24.4)%
Net Equity	23.6%
Long Currency	1.2%
Short Currency	(4.5)%
Net Currency	(3.3)%

Total Exposure3

Total Net Exposure	45.4%
Total Gross Exposure	153.0%

Top 5 Long Positions5

U.S. Dollar Index	17.7%
Australian 10-Year Bond	13.8%
Market Vectors High-Yield Municipal Index ETF	9.3%
U.S. 10-Year Treasury Note	6.4%
iShares® MSCI ACWI ETF	6.3%

Top 5 Short Positions5

S&P 500 E-Mini	(16.6)%
U.S. 5-Year Treasury Note	(14.4)%
Euro-Bund	(12.3)%
Russell 2000 Mini Index	(6.8)%
Long Gilt	(3.8)%

1	Fund Allocation reports the percentage breakdown of the Fund’s cash investment as shown in the Fund’s portfolio of investments.

2	Portfolio Allocation reflects the investment exposure of the Fund by asset class investment category, including both cash positions and futures (derivative) positions. The table reflects the market value of long-term cash investments and the notional value of both long and short futures contracts as presented in the Fund’s portfolio of investments as a percentage of total investments.

3	Percentages are calculated based upon the market value of total investments as presented in the Fund’s portfolio of investments.

4	Net exposure provides an indication of the Fund’s directional exposure to the market at period end and reflects the value of the portfolio’s long positions minus the short positions across asset class investment categories. This is an indication of the Fund’s sensitivity to market movements. Gross exposure provides an indication of the total gross value of the Fund’s market investment exposure reflecting a summation of the absolute value of all long and short positions in the portfolio across asset class investment categories. This is an indication of the scale of the Fund’s total investment positions regardless of direction.

5	The top 5 long and short positions reflect the market value of long-term cash investments and the notional value of futures contracts as presented in the Fund’s portfolio of investments.

Nuveen Investments	15

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen International Select Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (11/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/14)	$1,000.90	$995.70	$1,001.30	$1,017.60	$1,013.88	$1,018.84
Expenses Incurred During Period	$7.19	$10.89	$5.95	$7.25	$10.99	$6.01

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.45%, 2.20% and 1.20% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16	Nuveen Investments

Nuveen Tactical Market Opportunities Fund1

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (11/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/14)	$1,017.80	$1,013.20	$1,019.60	$1,019.14	$1,015.42	$1,020.38
Expenses Incurred During Period	$5.70	$9.43	$4.46	$5.71	$9.44	$4.46

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.14%, 1.89% and .89% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of other funds in which the Fund invests. These underlying fees and expenses are not reflected in the expense ratios. Because these other funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Nuveen Investments	17

Nuveen International Select Fund

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 93.5%

	COMMON STOCKS – 91.8%

	Argentina – 0.2%

34,054	YPF Sociedad Anonima	$969,177

	Australia – 0.8%

15,299	Asciano Group	76,891

26,715	Aurizon Holdings	128,558

27,818	DUET Group	56,079

328,490	G8 Education Ltd	1,425,126

19,297	Macquarie Atlas Roads Group	55,752

17,797	Rea Group Limited	773,265

57,142	Sydney Airport	224,018

78,866	Transurban Group	532,646
	Total Australia	3,272,335

	Austria – 0.1%

5,412	Flughafen Wien	530,763

	Belgium – 0.0%

3,315	bpost	74,666

510	Elia System Operator	27,042
	Total Belgium	101,708

	Bermuda – 1.3%

1,302,892	Biosensors International Group	987,275

115,747	Bw Lpg Ltd	1,479,867

66,570	Genpact Limited, (2)	1,122,370

34,734	Golar LNG	1,535,243

515,755	Hankore Environment, (2)	46,487
	Total Bermuda	5,171,242

	Brazil – 4.6%

8,470	Alupar Investimento	60,018

136,700	Ambev Sa	991,075

271,043	Banco do Brasil	2,855,387

131,200	BB Seguridade Participacoes	1,544,568

120,806	Cielo	2,107,028

31,413	Companhia Brasileira de Distribuicao, Class A, ADR	1,494,002

110,953	Companhia de Concessoes Rodoviarias	869,810

943	Companhia de Saneamento de Minas Gerais	14,734

21,900	Companhia Energetica de Minas Gerais, ADR	165,126

18	Nuveen Investments

Shares	Description (1)	Value

	Brazil (continued)

4,032	CPFL Energias Renovaveis, (2)	$25,280

81,072	Embraer S A	2,788,877

98,200	Hypermarcas	724,471

18,200	Localiza Rent A Ca	272,214

38,000	Natura Cosmeticos	654,423

86,595	Souza Cruz	794,589

58,000	Ultrapar Participa	1,446,781

58,500	Vale, ADR	773,370

56,100	Via Varejo Sa	603,835

7,128	Wilson Sons	101,498
	Total Brazil	18,287,086

	Canada – 7.5%

97,300	Africa Oil Corp.	734,155

53,100	Alimentation Couche Tard, Inc.	1,496,518

1,021	AltaGas	43,502

270,200	Americas Petrogas, Inc.	340,200

77,300	Bellatrix Exploration Ltd Com	751,807

37,200	Black Diamond Group Ltd	1,169,574

20,900	Boyd Group Income Fund	758,353

161,300	Canacol Energy Ltd	1,215,581

35,900	Canadian Natural Resources	1,462,793

2,608	Canadian Utilities, Class A, Class A	96,344

16,118	Cenovus Energy	480,136

37,200	Concordia Healthcare Corp.	831,192

92,600	Deethree Exploration Ltd	991,856

73,800	Detour Gold Corp.	734,600

14,753	Enbridge	712,422

30,297	EnCana	701,830

76,000	Enerplus Corp.	1,685,653

2,292	Fortis	67,335

9,103	Gibson Energy	243,012

29,000	Gildan Activewear, Inc.	1,482,478

26,752	Imax, (2)	685,921

3,166	Inter Pipeline Ltd	86,079

1,239	Keyera	82,408

177,280	Kinross Gold	719,763

431,000	Neulion, Inc.	357,840

117,700	Pacific Rubiales Energy	1,921,129

39,700	Paramount Resources Ltd – A	2,160,219

Nuveen Investments	19

Nuveen International Select Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Canada (continued)

38,300	Pembina Pipeline	$1,505,024

88,000	Precision Drilling Corp.	1,144,108

4,906	Progressive Waste Solutions	119,559

42,200	Secure Energy Services, Inc.	756,947

18,200	Shawcor Ltd New Com	810,660

189,640	Talisman Energy	1,960,331

4,926	Transalta Renewables, Inc.	50,112

10,847	TransCanada	505,796

3,109	Veresen	45,980

4,725	Westshore Terminals Investment	153,556

70,166	Yamana Gold	524,842
	Total Canada	29,589,615

	Cayman Islands – 1.3%

153,000	Airtac Internation	1,644,099

7,600	Baidu, ADR, (2)	1,169,260

14,479	Eurasia Drilling Co Ltd, (3)	356,907

43,300	Nord Anglia Education, Inc., (2)	859,505

254,400	Wynn Macau	1,002,447
	Total Cayman Islands	5,032,218

	Chile – 0.0%

76,508	Aguas Andinas, Class A	47,199

1,796	Empresa Nacional de Electrcidad, ADR	79,150

4,160	Enersis, ADR	66,976
	Total Chile	193,325

	China – 1.1%

3,359,350	China Construction Bank, Class H	2,318,153

98,000	China Shenhua Energy	265,447

8,917	ENN Energy Holdings	62,338

17,700	NetEase.com, ADR	1,205,193

124,600	Weichai Power, Class H	433,925
	Total China	4,285,056

	Denmark – 1.4%

6,091	Alk-abello A/S	843,456

20	AP Moller – Maersk, Class B	47,658

42,903	Novo-nordisk A/S	1,935,420

17,032	Ow Bunker A/S	560,347

51,644	Vestas Wind Systems A/S	2,292,302
	Total Denmark	5,679,183

20	Nuveen Investments

Shares	Description (1)	Value

	Egypt – 0.2%

144,179	Commercial International Bank	$725,220

	Finland – 0.6%

24,426	Basware Oyj	1,153,187

4,082,438	Outokumpu Oyj	1,246,027
	Total Finland	2,399,214

	France – 5.6%

29,584	Accor	1,446,365

2,537	Aeroports de Paris	315,471

44,124	Carrefour	1,715,865

25,042	Compagnie de Saint-Gobain	1,529,341

29,490	DANONE	2,174,928

2,337	Eurofins Scientific	648,446

3,044	GDF Suez	76,755

76,650	Groupe Eurotunnel	1,028,203

38,606	Jc Decaux Sa	1,582,696

5,846	L’oreal	1,005,694

723	Rubis	51,436

26,932	Safran	1,810,101

36,740	Sanofi-Aventis	3,976,769

3,197	Suez Environnement	62,760

19,010	Technip	2,138,889

17,100	Total SA	1,221,293

10,669	Valeo	1,461,511

880	Vinci	66,342
	Total France	22,312,865

	Germany – 6.9%

14,372	Adidas	1,533,904

12,250	Allianz	2,121,826

78,236	Commerzbank Ag	1,389,861

19,610	Cts Eventim	1,248,750

39,683	Daimler	3,673,761

44,492	Deutsche Boerse	3,258,508

72,791	E.ON	1,392,098

5,137	Fraport Frankfurt Airport	379,075

22,801	HeidelbergCement	1,977,689

17,436	Henkel KGAA	1,941,714

7,962	Jungheinrich	591,517

28,588	Osram Licht	1,496,428

17,117	Siemens	2,255,986

Nuveen Investments	21

Nuveen International Select Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Germany (continued)

35,521	Symrise	$1,792,559

23,551	United Internet	1,010,916

26,185	Wirecard	1,097,641
	Total Germany	27,162,233

	Great Britain – 0.5%

486,542	Barclays	2,071,755

	Hong Kong – 2.1%

27,515	APT Satellite Holdings Limited	34,496

20,352	Beijing Enterprises Holdings	176,929

80,889	Cheung Kong Holdings	1,377,198

830,000	China Animal Healthcare Ltd	541,703

130,848	China Everbright International	164,046

103,981	China Merchants Holdings International	325,236

181,484	China Mobile	1,725,198

33,011	China Mobile Limited	1,565,712

231	China Resources Gas Group	684

586,000	CNOOC	968,989

206,728	COSCO Pacific	276,777

35,816	Guangdong Investment	38,944

17,442	Hong Kong & China Gas	40,225

918,000	Huabao International Holdings	434,552

1,230,000	Lijun International	502,918

19,005	MTR	71,701

4,187	Power Assets Holdings	36,184

10,698	Sinopec Kantons Holdings	9,976

84,810	Towngas China	96,701
	Total Hong Kong	8,388,169

	Hungary – 0.3%

54,626	Otp Bank Plc	1,040,366

	India – 1.4%

33,811	Axis Bank	850,502

72,244	Bank of India	280,460

230,093	Bharat Heavy Electricals	688,391

16,800	Dr Reddy’s Labs Ltd	757,176

1,261	GAIL India, GDR	46,896

107,601	Jindal Steel & Power	455,362

85,023	Power Grid	149,141

70,038	Punjab National Bank	909,687

39,762	Tata Consultancy Services	1,443,206
	Total India	5,580,821

22	Nuveen Investments

Shares	Description (1)	Value

	Indonesia – 1.5%

1,178,600	Astra International	$756,918

1,999,465	Bank of Mandiri	1,699,152

107,300	Jasa Marga	54,757

445,100	Semen Gresik Persero	571,702

51,700	Tambang Batubara Bukit Asam	44,159

44,300	Telekomunikasi Indonesia, ADR	1,758,710

246,972	Tower Bersama Infrastructure	138,850

389,619	United Tractors	731,283
	Total Indonesia	5,755,531

	Ireland – 1.6%

5,634,905	Bank of Ireland	2,212,373

39,472	Covidien	2,812,380

18,789	Kerry Group	1,472,778
	Total Ireland	6,497,531

	Italy – 2.2%

29,788	Atlantia	774,868

46,046	Azimut Holding S.p.a	1,434,146

442,451	Banca Intesa	1,510,030

5,140	Ei Towers S.p.a.	292,370

27,841	Hera	81,963

154,096	Italcementi	1,870,616

32,198	Luxottica Group S.p.a	1,843,013

10,447	Snam Rete Gas	62,786

5,803	Societa Iniziative Autostradali e Servizi	68,915

32,353	Terna-Rete Elettrica Nationale	175,051

20,799	Yoox Spa	745,624
	Total Italy	8,859,382

	Japan – 9.5%

138,565	AMADA	1,001,609

37,800	Asics Corp.	735,406

28,400	Colopl, Inc.	733,091

2,142	East Japan Railway	156,153

118,370	INPEX	1,722,840

4,303	Japan Airport Terminal	99,036

94,600	Japan Display, Inc.	582,951

21,814	Japan Exchange Group	430,583

10,171	Kamigumi, WI/DD	96,900

173,237	Kyowa Hakko Kirin	1,972,396

50,900	M3, Inc.	698,017

Nuveen Investments	23

Nuveen International Select Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Japan (continued)

127,400	Matsushita Electric Industrial	$1,394,440

129,621	Mitsubishi	2,317,672

5,311	Mitsubishi Logistics	76,157

37,000	Mitsui Fudosan	1,093,334

98,463	Mitsui Sumitomo Insurance Group	2,205,510

10,835	Nintendo	1,138,239

80,731	NKSJ Holdings	2,012,846

54,100	ORIX	781,589

28,957	Osaka Gas	109,047

8,200	Sawai Pharm Co Ltd	507,713

9,052	SMC	2,149,335

20,700	Softbank	1,536,783

25,967	Sugi Holdings	1,168,369

660,505	Sumitomo Mitsui Trust	2,719,935

87,523	Suzuki Motor	2,255,814

726,207	The Bank of Yokohama	3,643,999

81,786	THK	1,730,358

31,930	Tokio Marine Holdings, WI/DD	940,394

9,122	Tokyo Gas	47,736

88,700	Topcon Corporation	1,546,947
	Total Japan	37,605,199

	Jersey – 0.9%

226,254	Glencore Xstrata	1,216,686

37,449	Shire	2,135,860
	Total Jersey	3,352,546

	Luxembourg – 0.5%

11,469	Oriflame Cosmetics, SDR	292,449

40,513	SES	1,525,701
	Total Luxembourg	1,818,150

	Malaysia – 0.2%

27,800	British American Tobacco	521,010

14,227	Petronas Gas	102,384
	Total Malaysia	623,394

	Mexico – 1.6%

123,592	Cemex, ADR, (2)	1,562,197

411,200	Empresas Ica Sab	736,107

946	Grupo Aeroportuario del Centro Norte, ADR	27,850

1,467	Grupo Aeroportuario del Sureste, ADR	179,341

167,316	Grupo Mexico, Series B	503,889

24	Nuveen Investments

Shares	Description (1)	Value

	Mexico (continued)

76,805	Grupo Televisa, ADR	$2,519,972

23,872	Infraestructura En	124,882

191,300	Kimberly-Clark de Mexico, Series A	499,205

25,572	OHL Mexico	68,021

2,432	Promotora Y Operad	33,963
	Total Mexico	6,255,427

	Netherlands – 2.6%

17,480	Chicago Bridge & Iron	1,399,624

24,500	Constellium Nv, (2)	747,740

32,598	European Aeronautic Defence and Space	2,238,173

41,711	Heineken	2,893,382

5,246	Koninklijke Vopak	261,172

31,092	Nxp Semiconductors NV, (2)	1,853,705

18,117	Oci N.v.	774,773
	Total Netherlands	10,168,569

	New Zealand – 0.1%

60,931	Auckland International Airport	208,586

36,061	Infratil	71,520

12,457	Port of Tauranga	154,680
	Total New Zealand	434,786

	Norway – 0.8%

26,421	Avance Gas Holdings L	571,152

70,277	Epic Gas Ltd	532,017

2,633	Hafslund, Class B	21,483

126,036	Hexagon Composites	780,264

2,034,155	REC Silicon ASA	1,132,006
	Total Norway	3,036,922

	Panama – 0.5%

53,770	Carnival	2,113,699

	Philippines – 1.0%

173,091	International Container Terminal Services	419,721

19,700	Philippine Long Distance Telephone, ADR	1,270,650

727,900	Puregold Price Club	750,269

1,057,680	Robinsons Retail Holdings	1,589,604
	Total Philippines	4,030,244

	Poland – 0.0%

6,648	Energa Sa	39,634

Nuveen Investments	25

Nuveen International Select Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Portugal – 0.2%

152,801	Espirito Santo Sau	$737,719

	Russia – 1.7%

529,599	Alrosa Zao	547,178

213,572	Gazprom OAO, ADR	1,540,281

8,699	LUKOIL, ADR	459,742

8,971	Magnit, GDR, (3)	355,782

86,650	Mobile TeleSystems, ADR	1,452,254

1,011,862	Sberbank	2,059,228

37,140	Sberbank Russia	313,090
	Total Russia	6,727,555

	Singapore – 1.1%

154,642	CitySpring Infrastructure Trust	58,591

83,730	ComfortDelGro	141,587

1,026,000	Global Logistic Properties	2,332,376

2,441,285	Golden Agri-Resources	1,187,831

203,837	Hutchison Port Holdings Trust	138,609

23,988	Hyflux	22,960

37,626	K-Green Trust	31,513

51,122	Parkway Life, REIT	102,350

37,474	Singapore Airport Terminal Services	94,754

82,956	Singapore Post	93,629
	Total Singapore	4,204,200

	South Africa – 2.3%

46,143	Bidvest Group	1,265,363

33,000	Imperial Holdings	614,611

59,498	MTN Group	1,192,222

28,089	Nedbank Group	601,135

165,115	PPC, WI/DD	480,255

107,719	Sanlam	575,942

79,449	Shoprite Holdings	1,326,781

42,622	Standard Bank Group	559,407

20,124	Tiger Brands	537,775

64,562	Truworths International	517,637

61,990	Vodacom Group	739,190

79,261	Woolworths Holdings	538,678
	Total South Africa	8,948,996

	South Korea – 3.4%

9,525	Hanssem Co.	778,002

8,876	Hotel Shilla	746,467

26	Nuveen Investments

Shares	Description (1)	Value

	South Korea (continued)

5,108	Hyundai Mobis	$1,458,299

7,465	I-sens, Inc.	374,225

36,950	KB Financial Group	1,258,724

153,872	Korea Life Insurance	1,000,697

12,851	KT&G	1,029,771

1,082	NHN	772,782

2,083	Samsung Electronics, GDR	2,707,315

41,686	Shinhan Financial Group, ADR	1,815,417

26,930	Sk Hynix, Inc., WI/DD	1,046,395

7,717	Woongjin Coway	608,667
	Total South Korea	13,596,761

	Spain – 0.9%

5,032	Abertis Infraestructuras	113,129

17,035	Carbures Europe Sa	777,305

2,063	Edp Renovaveis Sa	14,130

7,977	Ferrovial	177,070

38,199	Grifols SA	1,567,687

23,590	Iberdrola	164,783

63,967	Mediaset Espana	708,181

611	Red Electrica	50,250
	Total Spain	3,572,535

	Sweden – 1.8%

36,248	Arcam AB	939,342

104,093	Cybaero AB, (2), (4)	500,098

245,490	Ericsson	2,963,761

58,695	Recipharm AB	785,344

65,507	Svenska Cellulosa, Class B	1,834,583
	Total Sweden	7,023,128

	Switzerland – 5.4%

2,453	Burckhardt Compression	1,270,956

49,381	Credit Suisse Group	1,565,985

263	Dufry Ag, (2)	43,450

600	Flughafen Zuerich	378,025

42,382	Foster Wheeler	1,452,855

6,392	Leonteq Ag	1,218,700

83,342	Meyer Burger Techn	1,027,452

46,918	Nestle	3,622,404

45,649	Novartis	3,957,526

13,845	Roche Holding	4,058,641

Nuveen Investments	27

Nuveen International Select Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Switzerland (continued)

2,789	Syngenta	$1,104,699

84,955	UBS	1,776,130
	Total Switzerland	21,476,823

	Taiwan – 1.5%

391,000	Delta Electronics	2,395,357

336,077	Hon Hai Precision Industry	963,781

650,959	Taiwan Semiconductor Manufacturing	2,554,429
	Total Taiwan	5,913,567

	Thailand – 0.7%

139,879	Bangkok Bank Thb10 NVDR	814,808

506,800	CP ALL	657,775

122,077	PTT Exploration and Production Public Company	601,709

50,300	Siam Cement	677,713
	Total Thailand	2,752,005

	Turkey – 1.0%

180,397	Akbank T.A.S.	629,644

242,101	Koc Holding	1,081,202

56,000	Turkcell Iletisim Hizmetleri, ADR, (2)	810,880

142,950	Turkiye Garanti Bankasi	523,314

364,942	Turkiye Is Bankasi, Class C	858,972
	Total Turkey	3,904,012

	United Kingdom – 10.5%

50,577	Anglo American	1,350,929

15,949	Aon	1,353,751

45,976	ARM Holdings	692,031

69,789	Ashtead Group	1,030,433

14,469	ASOS	1,044,109

23,550	BP, ADR	1,192,101

128,813	Circassia Pharmaceuticals	669,859

91,889	Diageo	2,819,752

1,496	Drax Group	16,721

58,356	Easyjet	1,612,899

189,982	Foxtons Group Plc	1,020,350

136,994	GlaxoSmithKline	3,774,806

27,843	Icon Plc, (2)	1,079,473

299,152	International Consolidated Airlines Group SA	2,041,050

117,216	Jazztel	1,798,569

1,319,014	Lloyds Banking Group	1,678,275

47,047	London Stock Exchange Group	1,439,339

28	Nuveen Investments

Shares	Description (1)	Value

	United Kingdom (continued)

32,800	MegaFon (OJSC)	$847,880

8,278	National Grid, ADR	588,235

65,075	Noble Corp Plc	2,004,960

116,301	Optimal Payments	742,737

5,958	Pennon Group	76,200

345,208	Polypipe Group Plc	1,544,542

153,480	Poundland Group	900,491

18,939	Rotork	828,509

40,738	Shanks Group	69,985

17,405	Stagecoach Group	109,024

111,608	Standard Chartered	2,414,832

58,209	Vodafone Group Plc New	2,209,614

83,124	Willis Group Holdings	3,407,253

63,856	WPP	1,373,549
	Total United Kingdom	41,732,258

	United States – 2.4%

970	Allete	50,207

4,695	American Tower, Class A	392,126

2,084	American Water Works	94,885

3,864	Brookfield Infrastructure Partners	150,657

788	California Water Service Group	17,730

9,347	CenterPoint Energy	231,432

2,385	CMS Energy	72,289

2,333	Connecticut Water Service	75,823

2,263	Corrections Corporation of America, REIT	74,226

8,559	Covanta Holding	157,914

6,248	Dominion Resources	453,230

2,218	Duke Energy	165,219

1,149	Genesee & Wyoming, Class A, (2)	113,762

850	Geo Group	28,501

3,047	Great Plains Energy	81,751

3,300	ITC Holdings	122,001

9,145	Kinder Morgan	298,676

5,557	NextEra Energy	554,866

7,658	NiSource	278,139

1,811	Northeast Utilities	85,588

1,478	OGE Energy	55,174

1,843	Oiltanking Partners	152,693

703	One Gas, Inc.	25,716

Nuveen Investments	29

Nuveen International Select Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	United States (continued)

4,205	ONEOK	$265,840

2,425	PG&E	110,532

27,601	Philip Morris International	2,357,953

1,232	Pinnacle West Capital	68,930

4,435	Portland General Electric	148,439

6,711	PPL	223,745

7,283	Questar	176,831

2,283	SBA Communications, Class A, (2)	204,922

2,082	SemGroup	132,998

2,621	Sempra Energy	258,457

714	South Jersey Industries	41,019

1,780	Sp Plus Corp., (2)	43,468

7,451	Spectra Energy	295,879

222	Targa Resources	23,974

398	Union Pacific	75,791

42	Unitil	1,394

15,442	Verizon Communications	721,619

3,183	Waste Connections	142,153

2,478	Western Gas Partners	168,505

11,065	Williams	466,612
	Total United States	9,661,666
	Total Common Stocks (Cost $318,939,236)	363,634,590

Shares	Description (1)	Value

	COMMON STOCK RIGHTS – 0.0%

	Australia – 0.0%

18,341	Transurban Group Rights, (4)	$—
	Total Common Stock Rights (cost $3,878)	—

Shares	Description (1)	Value

	MASTER LIMITED PARTNERSHIPS (MLP) & MLP AFFILIATES – 0.1%

	United States – 0.1%

1,329	Access Midstream Partners LP	$78,876

195	Dcp Midstream Partners LP	10,433

1,842	Enable Midstream Partners LP, (2)	45,571

397	Enterprise Products Partners LP	29,033

692	Markwest Energy Partners LP	43,831

882	Plains All American Pipeline LP	49,216

6,883	Plains GP Holdings LP	189,764
	Total Master Limited Partnerships (MLP) & MLP Affiliates (cost $412,998)	446,724

30	Nuveen Investments

Shares	Description (1), (5)					Value

	EXCHANGE-TRADED FUNDS – 1.6%

	United States – 1.6%

139,000	iShares® MSCI Frontier 100 ETF					$5,168,020

42,300	iShares® MSCI Poland Capped ETF					1,282,536
	Total Exchange-Traded Funds (cost $6,109,921)					6,450,556
	Total Long-Term Investments (cost $325,466,033)					370,531,870

Shares/ Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (6)	Value

	SHORT-TERM INVESTMENTS – 7.9%

	Money Market Funds – 4.8%

18,875,394	State Street Institutional Liquid Reserves Fund	0.070	% (7)	N/A	N/A	$18,875,393

	U.S. Government and Agency Obligations – 3.1%

$12,500	U.S. Treasury Bills, (8)	0.000%		7/24/14	Aaa	12,499,563
	Total Short-Term Investments (cost $31,373,702)					31,374,956
	Total Investments (cost $356,839,735) – 101.4%					401,906,826
	Other Assets Less Liabilities – (1.4)%					(5,548,928)
	Net Assets – 100%					$396,357,898

Investments in Derivatives as of April 30, 2014

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Unrealized Appreciation (Depreciation)
Euro STOXX 50	Long	279	6/14	$12,173,349	$877,790
Russell 2000 Mini Index	Short	(161)	6/14	(18,089,960)	672,293
FTSE MIB Index	Long	69	6/14	10,284,427	650,155
S&P TSX 60 Index	Long	155	6/14	23,647,735	546,684
FTSE 100 Index	Long	97	6/14	11,045,730	462,404
SPI 200	Long	97	6/14	12,320,657	260,956
H-Shares Index	Short	(205)	5/14	(12,840,016)	234,620
IBEX 35 Index	Long	66	5/14	9,522,661	226,177
OMX Stockholm 30 Index	Long	233	5/14	4,871,636	86,356
Amsterdam Index	Long	35	5/14	3,852,040	65,351
E-Mini MSCI Emerging Markets Index	Short	(240)	6/14	(11,934,000)	62,054
CAC 40 Index	Long	50	6/14	3,057,020	31,946
MSCI Taiwan Index	Long	177	5/14	5,556,030	(87,707)
Japanese Yen	Short	(74)	6/14	(9,060,375)	(92,809)
NASDAQ 100 E-Mini	Short	(138)	6/14	(9,862,170)	(203,523)
SET50 Index	Short	(152)	6/14	(4,497,528)	(236,608)
DAX Index	Short	(31)	6/14	(10,340,143)	(279,481)
BIST 30 Index	Short	(2,829)	6/14	(12,185,245)	(432,806)
Nikkei 225 Index	Long	222	6/14	15,878,550	(668,103)
				$23,400,398	$2,175,749
*	The aggregate Notional Amount at Value of long and short positions is $112,209,835 and $(88,809,437), respectively.

Nuveen Investments	31

Nuveen International Select Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(6)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(7)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(8)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

N/A	Not applicable.

ADR	American Depositary Receipt

BIST	Borsa Istanbul

CAC	Cotation Assistée en Continu

DAX	Deutscher Aktien Index

ETF	Exchange-Traded Fund

FTSE	Financial Times Stock Exchange

GDR	Global Depositary Receipt

IBEX	International Business Exchange

MIB	Milano Italia Borsa

MSCI	Morgan Stanley Capital International Inc.

NASDAQ	National Association of Securities Dealers Automated Quotations

NVDR	Non-Voting Depository Receipt

OJSC	Open Joint Stock Company

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SDR	Swedish Depositary Receipt

SET	Stock Exchange of Thailand

SPI	Swiss Performance Index

TSX	Toronto Stock Exchange

See accompanying notes to financial statements.

32	Nuveen Investments

Nuveen Tactical Market Opportunities Fund

Portfolio of Investments April 30, 2014 (Unaudited)

Shares		Description (1), (2)				Value

		LONG-TERM INVESTMENTS – 57.3%

		EXCHANGE-TRADED FUNDS – 49.2%

		Equity Funds – 26.6%

60,800		Consumer Staples Select Sector SPDR Fund				$2,689,792

22,800		Energy Select Sector SPDR Fund				2,137,272

151,000		Financial Select Sector SPDR Fund				3,315,960

59,800		Health Care Select Sector SPDR Fund				3,475,576

43,800		Industrial Select Sector SPDR Fund				2,322,714

136,000		iShares® MSCI ACWI ETF				6,439,600

16,000		iShares® MSCI Frontier 100 ETF				594,880

14,000		iShares® PHLX Semiconductor ETF				1,094,660

13,000		iShares® U.S. Telecommunications ETF				381,290

15,000		Materials Select Sector SPDR Fund				715,500

121,500		Technology Select Sector SPDR Fund				4,428,675
		Total Equity Funds (cost $25,318,517)				27,595,919

		Fixed Income Funds – 22.6%

20,000		iShares® JPMorgan USD Emerging Markets Bond ETF				2,243,400

357,000		iShares® Mortgage Real Estate Capped ETF				4,451,790

318,000		Market Vectors High-Yield Municipal Index ETF				9,527,280

100,000		PowerShares Emerging Markets Sovereign Debt Portfolio				2,826,000

245,000		PowerShares Financial Preferred Portfolio				4,395,300
		Total Fixed Income Funds (cost $24,350,969)				23,443,770
		Total Exchange-Traded Funds (cost $49,669,486)				51,039,689

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (3)	Value

		U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 1.5%

$1,500		U.S. Treasury Bonds	3.625%	8/15/43	Aaa	$1,547,812
$1,500		Total U.S. Government and Agency Obligations (cost $1,431,379)				1,547,812

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (3)	Value

		SOVEREIGN DEBT – 6.6%

		Mexico – 6.6%

30,000	MXN	Mexico Bonos	8.000%	6/11/20	A	$2,582,909

54,000	MXN	Mexico Bonos	6.500%	6/09/22	A	4,258,107
84,000	MXN	Total Sovereign Debt (cost $7,466,472)				6,841,016
		Total Long-Term Investments (cost $58,567,337)				59,428,517

Nuveen Investments	33

Nuveen Tactical Market Opportunities Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares/ Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 41.6%

	Money Market Funds – 34.3%

35,512,669	First American Treasury Obligations Fund, Class Z	0.000	% (5)	N/A	N/A	$35,512,669

	U.S. Government and Agency Obligations – 7.3%

$7,600	U.S. Treasury Bills, (6)	0.000%		7/24/14	Aaa	7,599,734
	Total Short-Term Investments (cost $43,111,643)					43,112,403
	Total Investments (cost $101,678,980) – 98.9%					102,540,920
	Other Assets Less Liabilities – 1.1%					1,091,409
	Net Assets – 100%					$103,632,329

Investments in Derivatives as of April 30, 2014

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Unrealized Appreciation (Depreciation)
Australian 3-Year Bond	Long	51	6/14	$4,598,590	$13,995
Australian 10-Year Bond	Long	158	6/14	14,099,830	248,589
Australian Dollar	Short	(13)	6/14	(1,204,710)	(40,549)
Euro	Long	7	6/14	1,213,625	146
Euro-Bund	Short	(63)	6/14	(12,633,213)	(117,288)
Long Gilt	Short	(21)	6/14	(3,911,883)	(44,014)
Mexican Bolsa Index	Short	(17)	6/14	(529,930)	211
Mexican Peso	Short	(90)	6/14	(3,432,375)	(56,381)
Russell 2000 Mini Index	Short	(62)	6/14	(6,966,320)	286,612
S&P 500 E-Mini	Short	(181)	6/14	(16,994,995)	(352,238)
S&P MidCap 400 E-Mini	Long	18	6/14	2,435,580	1,216
S&P TSX 60 Index	Long	7	6/14	1,067,962	14,282
SPI 200	Short	(4)	6/14	(508,068)	170
U.S. 10-Year Treasury Note	Long	53	6/14	6,594,359	11,463
U.S. 5-Year Treasury Note	Short	(124)	6/14	(14,812,187)	8,897
U.S. Dollar Index	Long	228	6/14	18,133,298	(82,196)
				$(12,850,437)	$(107,085)
*	The aggregate Notional Amount at Value of long and short positions is $48,143,244 and $(60,993,681), respectively.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(6)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

N/A	Not applicable.

ACWI	All Country World Index

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International Inc.

MXN	Mexican Peso

PHLX	Philadelphia Stock Exchange

S&P	Standard & Poor’s

SPDR	Standard & Poor’s Depositary Receipts

SPI	Share Price Index

TSX	Toronto Stock Exchange

USD	United States Dollar

See accompanying notes to financial statements.

34	Nuveen Investments

Statement of

Assets and Liabilities	April 30, 2014 (Unaudited)

	International Select	Tactical Market Opportunities
Assets
Long-term investments, at value (cost $325,466,033 and $58,567,337, respectively)	$370,531,870	$59,428,517
Short-term investments, at value (cost $31,373,702 and $43,111,643, respectively)	31,374,956	43,112,403
Cash	—	10,966
Cash denominated in foreign currencies, at value (cost $735,283 and $—)	736,802	—
Receivable for:
Cash collateral at brokers for open futures contracts	545,000	320,000
Dividends	814,239	—
Due from broker	9,222	—
Interest	2,334	178,158
Investments sold	5,781,932	1,041,935
Reclaims	479,412	—
Shares sold	91,231	36,259
Variation margin on futures contracts	389,197	48,672
Other assets	15,851	2,672
Total assets	410,772,046	104,179,582
Liabilities
Cash overdraft	181,212	—
Payable for:
Investments purchased	11,590,516	—
Shares redeemed	1,057,806	153,018
Variation margin on futures contracts	942,235	275,784
Accrued expenses:
Directors fees	17,693	3,004
Management fees	281,639	60,461
12b-1 distribution and service fees	7,074	8,360
Other	335,973	46,626
Total liabilities	14,414,148	547,253
Net assets	$396,357,898	$103,632,329
Class A Shares
Net assets	$23,081,654	$11,625,362
Shares outstanding	2,254,696	1,068,572
Net asset value (“NAV”) per share	$10.24	$10.88
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$10.86	$11.54
Class C Shares
Net assets	$2,806,851	$7,043,179
Shares outstanding	277,245	657,362
NAV and offering price per share	$10.12	$10.71
Class I Shares
Net assets	$370,469,393	$84,963,788
Shares outstanding	36,148,271	7,776,841
NAV and offering price per share	$10.25	$10.93
Net assets consist of:
Capital paid-in	$331,658,319	$109,339,336
Undistributed (Over-distribution of) net investment income	839,835	1,034,118
Accumulated net realized gain (loss)	16,608,622	(7,496,506)
Net unrealized appreciation (depreciation)	47,251,122	755,381
Net assets	$396,357,898	$103,632,329
Authorized shares – per class	2 Billion	2 Billion
Par value per share	$0.0001	$0.0001

See accompanying notes to financial statements.

Nuveen Investments	35

Statement of

Operations	Six Months Ended April 30, 2014 (Unaudited)

	International Select	Tactical Market Opportunities
Dividend and interest income (net of foreign tax withheld of $472,781 and $—, respectively)	$4,820,697	$1,619,122
Expenses
Management fees	2,229,726	451,877
12b-1 service fees – Class A	29,412	20,058
12b-1 distribution and service fees – Class C	14,575	41,947
Shareholder servicing agent fees and expenses	148,182	34,075
Custodian fees and expenses	369,504	13,145
Directors fees and expenses	5,848	1,495
Professional fees	45,059	15,740
Shareholder reporting expenses	32,373	4,791
Federal and state registration fees	21,332	21,792
Other expenses	5,394	4,540
Total expenses before fee waiver/expense reimbursement	2,901,405	609,460
Fee waiver/expense reimbursement	(274,270)	(27,929)
Net expenses	2,627,135	581,531
Net investment income (loss)	2,193,562	1,037,591
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	22,252,149	482,759
Futures contracts	412,182	(2,780,190)
Options purchased	—	(26,600)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(24,721,634)	2,311,813
Futures contracts	630,287	745,787
Net realized and unrealized gain (loss)	(1,427,016)	733,569
Net increase (decrease) in net assets from operations	$766,546	$1,771,160

See accompanying notes to financial statements.

36	Nuveen Investments

Statement of

Changes in Net Assets	(Unaudited)

	International Select		Tactical Market Opportunities
	Six Months Ended 4/30/14	Year Ended 10/31/13	Six Months Ended 4/30/14	Year Ended 10/31/13
Operations
Net investment income (loss)	$2,193,562	$4,127,821	$1,037,591	$955,555
Net realized gain (loss) from:
Investments and foreign currency	22,252,149	27,281,106	482,759	(3,600,646)
Futures contracts	412,182	15,284,959	(2,780,190)	(1,903,274)
Options purchased	—	—	(26,600)	(231,600)
Options written	—	—	—	(71,872)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(24,721,634)	30,214,848	2,311,813	(3,692,925)
Futures contracts	630,287	(83,129)	745,787	(1,601,833)
Net increase (decrease) in net assets from operations	766,546	76,825,605	1,771,160	(10,146,595)
Distributions to Shareholders
From net investment income:
Class A	(258,697)	(46,712)	—	(275,374)
Class C	(10,862)	(3,027)	—	—
Class I	(5,513,978)	(5,933,545)	—	(1,210,420)
From accumulated net realized gains:
Class A	(625,193)	—	—	(154,299)
Class C	(80,643)	—	—	(42,778)
Class I	(10,977,344)	—	—	(512,252)
Return of capital:
Class A	—	—	—	(122,590)
Class C	—	—	—	—
Class I	—	—	—	(538,850)
Decrease in net assets from distributions to shareholders	(17,466,717)	(5,983,284)	—	(2,856,563)
Fund Share Transactions
Shares issued in the reorganization	—	93,347,898	—	—
Proceeds from sale of shares	6,231,852	37,702,579	4,859,425	74,222,385
Proceeds from shares issued to shareholders due to reinvestment of distributions	9,447,010	1,792,578	—	2,771,372
	15,678,862	132,843,055	4,859,425	76,993,757
Cost of shares redeemed	(61,356,768)	(178,277,719)	(45,119,614)	(192,374,424)
Net increase (decrease) in net assets from Fund share transactions	(45,677,906)	(45,434,664)	(40,260,189)	(115,380,667)
Net increase (decrease) in net assets	(62,378,077)	25,407,657	(38,489,029)	(128,383,825)
Net assets at the beginning of period	458,735,975	433,328,318	142,121,358	270,505,183
Net assets at the end of period	$396,357,898	$458,735,975	$103,632,329	$142,121,358
Undistributed (Over-distribution of) net investment income at the end of period	$839,835	$4,429,810	$1,034,118	$(3,473)

See accompanying notes to financial statements.

Nuveen Investments	37

Financial

Highlights (Unaudited)

International Select

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2014(e)	$10.62	$.04		$(.03)	$.01	$(.11)	$(.28)	$(.39)	$10.24
2013	8.96	.06		1.71	1.77	(.11)	—	(.11)	10.62
2012	8.85	.08		.24	.32	(.11)	(.10)	(.21)	8.96
2011	9.54	.09		(.72)	(.63)	(.06)	—	(.06)	8.85
2010	8.48	.06		1.02	1.08	(.02)	—	(.02)	9.54
2009	6.53	.07		2.00	2.07	(.12)	—	(.12)	8.48
Class C (12/06)
2014(e)	10.48	—	**	(.04)	(.04)	(.04)	(.28)	(.32)	10.12
2013	8.84	(.01)		1.69	1.68	(.04)	—	(.04)	10.48
2012	8.72	.02		.24	.26	(.04)	(.10)	(.14)	8.84
2011	9.43	.02		(.72)	(.70)	(.01)	—	(.01)	8.72
2010	8.42	.01		1.00	1.01	—	—	—	9.43
2009	6.46	.03		1.97	2.00	(.04)	—	(.04)	8.42
Class I (12/06)
2014(e)	10.65	.05		(.03)	.02	(.14)	(.28)	(.42)	10.25
2013	8.98	.09		1.71	1.80	(.13)	—	(.13)	10.65
2012	8.87	.10		.24	.34	(.13)	(.10)	(.23)	8.98
2011	9.57	.12		(.74)	(.62)	(.08)	—	(.08)	8.87
2010	8.49	.09		1.02	1.11	(.03)	—	(.03)	9.57
2009	6.55	.08		2.01	2.09	(.15)	—	(.15)	8.49

38	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

.09%	$23,082	1.58	%*	.69	%*	1.45	%*	.82	%*	84%
19.91	24,268	1.47		.58		1.44		.61		91
3.83	4,060	1.53		.88		1.48		.93		49
(6.70)	4,388	1.46		.96		1.46		.96		59
12.72	5,530	1.62		.56		1.49		.69		47
32.32	3,029	1.76		.77		1.49		1.04		64

(.43)	2,807	2.33	*	(.09	)*	2.20	*	.04	*	84
19.09	3,034	2.24		(.11)		2.21		(.07)		91
3.09	644	2.28		.15		2.23		.20		49
(7.45)	717	2.21		.21		2.21		.21		59
12.00	816	2.37		(.05)		2.24		.08		47
31.43	244	2.51		.13		2.24		.40		64

.13	370,469	1.33	*	.91	*	1.20	*	1.04	*	84
20.27	431,434	1.25		.95		1.23		.97		91
4.12	428,624	1.28		1.14		1.23		1.18		49
(6.60)	578,597	1.21		1.23		1.21		1.23		59
13.14	848,165	1.37		.85		1.24		.98		47
32.68	584,667	1.51		.90		1.24		1.17		64

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2014.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	39

Financial Highlights (Unaudited) (continued)

Tactical Market Opportunities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	From Return of Capital	Total	Ending NAV
Class A (2/11)
2014(h)	$10.69	$.09	$.10	$.19	$—	$—	$—	$—	$10.88
2013	11.29	.03	(.53)	(.50)	(.04)	(.03)	(.03)	(.10)	10.69
2012	11.22	.02	.25	.27	(.03)	(.17)	—	(.20)	11.29
2011(d)	10.59	.04	.59	.63	—	—	—	—	11.22
Class C (2/11)
2014(h)	10.57	.05	.09	.14	—	—	—	—	10.71
2013	11.17	(.05)	(.52)	(.57)	—	(.03)	—	(.03)	10.57
2012	11.17	(.07)	.24	.17	—	(.17)	—	(.17)	11.17
2011(d)	10.59	— *	.58	.58	—	—	—	—	11.17
Class I (12/09)
2014(h)	10.72	.10	.11	.21	—	—	—	—	10.93
2013	11.32	.06	(.53)	(.47)	(.06)	(.03)	$(.04)	(.13)	10.72
2012	11.25	.05	.25	.30	(.06)	(.17)	—	(.23)	11.32
2011	10.62	.14	.59	.73	(.08)	(.02)	—	(.10)	11.25
2010(e)	10.00	.02	.60	.62	—	—	—	—	10.62

40	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(f)		Net Investment Income (Loss)		Expenses(f)		Net Investment Income (Loss)		Portfolio Turnover Rate(g)

1.78%	$11,625	1.20	%**	1.62	%**	1.17	%**	1.68	%**	23%
(4.44)	24,710	1.21		.23		1.17		.26		220
2.45	59,751	1.19		.13		1.18		.14		189
5.95	3,558	1.67	**	.06	**	1.19	**	54	**	177

1.32	7,043	1.94	**	.83	**	1.91	**	.88	**	23
(5.12)	10,131	1.96		(.47)		1.92		(.43)		220
1.55	15,045	1.93		(.65)		1.93		(.65)		189
5.48	475	2.31	**	(.37	)**	1.94	**	—	***	177

1.96	84,964	.93	**	1.82	**	.91	**	1.87	**	23
(4.18)	107,280	.96		.49		.92		.53		220
2.69	195,709	.94		.41		.93		.43		189
6.95	48,860	1.18		1.01		.94		1.25		177
6.20	27,300	4.14	**	(1.83	)**	.92	**	1.39	**	156

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period February 24, 2011 (commencement of operations) through October 31, 2011.
(e)	For the period December 30, 2009 (commencement of operations) through October 31, 2010.
(f)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the exchange-traded funds in which the Fund invests. These exchange-traded fund fees and expenses are not reflected in the expense ratios. Because the exchange-traded funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(g)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(h)	For the six months ended April 30, 2014.
*	Rounds to less than $.01 per share.
**	Annualized.
***	Annualized ratio rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	41

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust Information

Nuveen Investment Funds, Inc. (the “Trust” or “NIF”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen International Select Fund (“International Select”) and Nuveen Tactical Market Opportunities Fund (“Tactical Market Opportunities”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the state of Maryland on August 20, 1987.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, under which NAM serves as the sub-adviser and manages the investment portfolios for the Funds. In addition to NAM, for International Select the Adviser has entered into sub-advisory agreements with Altrinsic Global Advisors, LLC (“Altrinsic”) and Lazard Asset Management LLC (“Lazard”), under which Altrinsic and Lazard serve as sub-advisers and manage the investment portfolio for the Fund. NAM, Altrinsic, and Lazard are collectively the “Sub-Advisers.”

Agreement and Plan of Merger

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the “Purchase Agreement”) to acquire Nuveen, the parent company of the Adviser. The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary Nuveen Fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940) of the investment management agreements between the Nuveen Funds and the Adviser and the investment sub-advisory agreements between the Adviser and each Nuveen Fund’s sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/ Trustees of the Nuveen Funds (the “Board”) will consider a new investment management agreement with the Adviser and new investment sub-advisory agreements with each sub-adviser. If approved by the Board, the new agreements will be presented to the Nuveen Funds’ shareholders for approval, and, if so approved by shareholders, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Investment Objectives and Principal Investment Strategies

International Select’s investment objective is long-term growth of capital. Under normal market conditions, the Fund invests primarily in equity securities of non-U.S. issuers that trade in U.S. or non-U.S. markets, depositary receipts representing shares of non-U.S. issuers, and exchange-traded funds (“ETFs”) and other investment companies that provide exposure to non-U.S. issuers. The Fund may utilize options, futures contracts, options on futures contracts and forward foreign currency exchanges contracts (“derivatives”) to manage market or business risk, enhance its return or hedge against adverse movements in currency exchange rates.

Tactical Market Opportunities’ investment objective is to earn a positive total return over a reasonable period of time, regardless of market conditions. Under normal market conditions, the Fund will seek to outperform the Merrill Lynch 3 Month Treasury Bill Index (the “Treasury Bill Index”) by 400 basis points, or 4%, on an annualized basis. The Fund seeks to outperform the Treasury Bill Index over a reasonable period of time, although there is no guarantee that it will be able to do so. The Fund seeks to achieve its objective by investing across the following asset classes: U.S., international and emerging market equity and debt securities (including high yield debt securities), commodities, currencies, high quality, short-term debt securities and money market funds. The Fund gains exposure to these asset classes by investing in derivative instruments and ETFs, and by investing directly in U.S. Treasury obligations, non-U.S. government obligations that have an investment grade rating from at least one rating agency and money market funds.

Tactical Market Opportunities’ gains exposure to the aformentioned asset classes (i) by investing in derivative instruments and ETFs, (ii) by creating custom baskets of equity and debt securities, where each basket is designed to track the performance of a particular securities index (such as an industry, sector, country or region index) within certain parameters, and (iii) by investing directly in U.S. Treasury obligations, non-U.S. government obligations that have an investment grade rating from at least one rating agency and money market funds.

42	Nuveen Investments

Tactical Market Opportunities will use derivative instruments such as options; futures contracts, including futures on equity and commodities indices, interest rate futures and currency futures; options on futures contracts; interest rate caps and floors; foreign currency contracts; options on foreign currencies; interest rate, total return, currency and credit default swaps; and options on the foregoing types of swap agreements. Derivatives may be entered into on established exchanges, either in the U.S. or in non-U.S. countries, or through privately negotiated transactions referred to as over-the-counter derivatives. In using derivatives, the Fund may take both long positions (the values of which move in the same direction as the prices of the underlying investment, pool of investments, index or currency) and short positions (the values of which move in the opposite direction from the price of the underlying investment, pool of investments, index or currency).

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Fiscal Year End Change

During the current fiscal period, Tactical Market Opportunities fiscal year end changed from October 31st to September 30th, as approved by the Fund’s Board of Directors.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of April 30, 2014, the Funds had outstanding when-issued/delayed delivery purchase commitments as follows:

	International Select	Tactical Market Opportunities
Outstanding when-issued/delayed delivery purchase commitments	$76,150	$—

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of the Funds for $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Nuveen Investments	43

Notes to Financial Statements (Unaudited) (continued)

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

As of April 30, 2014, the Funds were not invested in any portfolio securities or derivatives that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”). These securities may represent a transfer from a Level 1 to a Level 2 security.

The ETFs in which the Funds invests are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Investments in investment companies are valued at their respective NAVs and are generally classified as Level 1.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the over-the counter market are valued using an evaluated mean price and are generally classified as Level 2.

44	Nuveen Investments

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Directors. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

International Select	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks	$362,421,803	$712,689	$500,098		$363,634,590
Common Stock Rights	—	—	—	***	—
Master Limited Partnerships (MLP) & MLP Affiliates	446,724	—	—		446,724
Exchange-Traded Funds	6,450,556	—	—		6,450,556
Short-Term Investments:
Money Market Funds	18,875,393	—	—		18,875,393
U.S. Government and Agency Obligations	—	12,499,563	—		12,499,563
Investments in Derivatives:
Futures Contracts**	2,175,749	—	—		2,175,749
Total	$390,370,225	$13,212,252	$500,098		$404,082,575
*	Refer to the Fund’s Portfolio of Investments for country classifications and breakdown of Common Stocks classified as Level 2, and/or Level 3.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Value equals zero as of the end of the reporting period. Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

Nuveen Investments	45

Notes to Financial Statements (Unaudited) (continued)

Tactical Market Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Exchange-Traded Funds	$51,039,689	$—	$—	$51,039,689
U.S. Government and Agency Obligations	—	1,547,812	—	1,547,812
Sovereign Debt	—	6,841,016	—	6,841,016
Short-Term Investments:
Money Market Funds	35,512,669	—	—	35,512,669
U.S. Government and Agency Obligations	—	7,599,734	—	7,599,734
Investments in Derivatives:
Futures Contracts**	(107,085)	—	—	(107,085)
Total	$86,445,273	$15,988,562	$—	$102,433,835
*	Refer to the Fund’s Portfolio of Investments for country and industry classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

46	Nuveen Investments

International Select may invest in non-U.S. securities. As of April 30, 2014, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Net Assets
Country:
United Kingdom	$41,732,258	10.5%
Japan	37,605,199	9.5
Canada	29,589,615	7.5
Germany	27,162,233	6.9
France	22,312,865	5.6
Switzerland	21,476,823	5.4
Brazil	18,287,086	4.6
South Korea	13,596,761	3.4
Netherlands	10,168,569	2.6
South Africa	8,948,996	2.3
Other countries	123,092,519	31.1
Total non-U.S. securities	$353,972,924	89.4%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, foreign currency exchange contracts, futures, options purchased, options written and swap contracts, when applicable, are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of “Change in net unrealized appreciation (depreciation) of foreign currency exchange contracts, futures, options purchased, options written and swap contracts,” respectively, on the Statement of Operations, when applicable.

Investments in Derivatives

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for open futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Nuveen Investments	47

Notes to Financial Statements (Unaudited) (continued)

During the six months ended April 30, 2014, International Select invested in equity and currency futures contracts, which were used as an overlay strategy to adjust the exposures created by the Fund’s multi-manager framework, so that the Fund overall had the desired exposures to key markets. The Fund’s long and short futures contracts were used to manage country and style exposures and implement various tactical market and hedging strategies. These contracts are used as a means to efficiently gain exposure to a broad base of securities.

During the six months ended April 30, 2014, Tactical Market Opportunities continued to invest in equity, interest rate and currency futures contracts, which were used to implement various absolute return, tactical market and hedging strategies.

The average notional amount of futures contracts outstanding during the six months ended April 30, 2014, was as follows:

	International Select	Tactical Market Opportunities
Average notional amount of futures contracts outstanding*	$206,246,204	$109,919,216
*	The average notional amount is calculated based on the absolute aggregate value of outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following tables present the fair value of all futures contracts held by the Funds as of April 30, 2014, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
International Select
Equity	Futures contracts	Receivable for variation margin on futures contracts*	$1,457,469	Payable for variation margin on futures contracts*	$2,719,317
		—	—	Payable for variation margin on futures contracts*	(1,908,228)
Foreign Currency Exchange Rate	Futures contracts	—	—	Payable for variation margin on futures contracts*	(92,809)
Total			$1,457,469		$718,280

Tactical Market Opportunities
Equity	Futures contracts	Receivable for variation margin on futures contracts*	$15,879	Payable for variation margin on futures contracts*	$286,612
		—	—	Payable for variation margin on futures contracts*	(352,238)
Foreign Currency Exchange Rate	Futures contracts	Receivable for variation margin on futures contracts*	146	Payable for variation margin on futures contracts*	(96,930)
Interest Rate	Futures contracts	Receivable for variation margin on futures contracts*	11,463	Payable for variation margin on futures contracts*	271,481
		—	—	Payable for variation margin on futures contracts*	(243,498)
Total			$27,488		$(134,573)
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments, and not the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the six months ended April 30, 2014, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
International Select	Equity	Futures Contracts	$(93,161)	$723,096
	Foreign currency exchange rate	Futures Contracts	505,343	(92,809)
Total			$412,182	$630,287

Tactical Market Opportunities	Equity	Futures Contracts	$(2,413,005)	$560,413
	Foreign currency exchange rate	Futures Contracts	(228,580)	(76,860)
	Interest Rate	Futures Contracts	(138,605)	262,234
Total			$(2,780,190)	$745,787

48	Nuveen Investments

Options Transactions

The purchase of options and/or swaptions involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options and/or swaptions is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option and/or swaption, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options and/or Swaptions purchased, at value” on the Statement of Assets and Liabilities. When a Fund writes an option and/or swaption, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options and/or Swaptions written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option and/or swaption until the option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options and/or swaptions purchased during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options and/or swaptions purchased” on the Statement of Operations. The changes in the value of options and/or swaptions written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options and/or swaptions written” on the Statement of Operations. When an option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options and/or swaptions purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option and/or swaption has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option and/or swaption. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During six months ended April 30, 2014, Tactical Market Opportunities invested in equity put options to generate return and manage the Fund. These put options are purchased as a way to implement views on the direction of implied market volatility as well as hedge against a decline in the market.

The average notional amount of outstanding options purchased during the six months ended April 30, 2014, was as follows:

Tactical Market Opportunities
Average notional amount of outstanding options purchased*	$233,333
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the amount of net realized gain (loss) recognized on options contracts on the Statement of Operations during the six months ended April 30, 2014, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Purchased
Tactical Market Opportunities	Equity	Options purchased	$(26,600)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments	49

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	International Select
	Six Months Ended 4/30/14		Year Ended 10/31/13
	Shares	Amount	Shares	Amount
Shares issued in the reorganization:
Class A	—	$—	1,889,026	$20,192,967
Class C	—	—	208,907	2,202,333
Class I	—	—	6,623,463	70,952,598
Shares sold:
Class A	33,739	348,875	121,592	1,187,354
Class C	10,243	105,799	16,654	159,896
Class I	556,646	5,777,178	3,789,821	36,355,329
Shares issued to shareholders due to reinvestment of distributions:
Class A	84,783	872,537	4,487	41,369
Class C	8,235	83,051	324	2,968
Class I	824,932	8,491,422	189,614	1,748,241
	1,518,578	15,678,862	12,843,888	132,843,055
Shares redeemed:
Class A	(148,043)	(1,532,152)	(183,863)	(1,761,734)
Class C	(30,814)	(311,942)	(9,152)	(87,070)
Class I	(5,754,263)	(59,512,674)	(17,797,058)	(176,428,915)
	(5,933,120)	(61,356,768)	(17,990,073)	(178,277,719)
Net increase (decrease)	(4,414,542)	$(45,677,906)	(5,146,185)	$(45,434,664)

	Tactical Market Opportunities
	Six Months Ended 4/30/14		Year Ended 10/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	41,937	$448,673	1,540,143	$17,207,933
Class C	45,452	478,390	476,113	5,242,160
Class I	368,458	3,932,362	4,629,081	51,772,292
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	48,593	542,276
Class C	—	—	3,683	40,811
Class I	—	—	195,863	2,188,285
	455,847	4,859,425	6,893,476	76,993,757
Shares redeemed:
Class A	(1,284,773)	(13,693,292)	(4,571,350)	(50,299,290)
Class C	(346,775)	(3,655,030)	(867,879)	(9,446,801)
Class I	(2,596,559)	(27,771,292)	(12,103,107)	(132,628,333)
	(4,228,107)	(45,119,614)	(17,542,336)	(192,374,424)
Net increase (decrease)	(3,772,260)	$(40,260,189)	(10,648,860)	$(115,380,667)
5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended April 30, 2014, were as follows:

	International Select	Tactical Market Opportunities
Purchases:
Investment securities	$336,307,291	$13,518,351
U.S. Government and agency obligations	—	2,426,574

Sales and maturities:
Investment securities	387,900,396	27,102,824
U.S. Government and agency obligations	—	1,023,906

50	Nuveen Investments

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of April 30, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	International Select	Tactical Market Opportunities
Cost of investments	$363,727,738	$101,823,563
Gross unrealized:
Appreciation	$58,273,057	$2,602,566
Depreciation	(20,093,969)	(1,885,209)
Net unrealized appreciation (depreciation) of investments	$38,179,088	$717,357

Permanent differences, primarily due to foreign currency reclassifications, federal taxes paid, investments in partnerships, dividend reallocation adjustments, distribution character reclassifications, return of capital distributions, nondeductible Reorganization expenses, Reorganization adjustments and investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of net assets as of October 31, 2013, the Funds’ last tax year end, as follows:

	International Select	Tactical Market Opportunities
Capital paid-in	$1,403,757	$(672,035)
Undistributed (Over-distribution of) net investment income	789,300	(252,387)
Accumulated net realized gain (loss)	(2,193,057)	924,422

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2013, the Funds’ last tax year end, were as follows:

	International Select	Tactical Market Opportunities
Undistributed net ordinary income[1]	$10,066,901	$—
Undistributed net long-term capital gains	7,457,054	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended October 31, 2013, was designated for purposes of the dividends paid deduction as follows:

	International Select	Tactical Market Opportunities
Distributions from net ordinary income[1]	$6,847,906	$2,049,542
Distributions from net long-term capital gains[2]	—	145,581
Return of capital	—	661,440
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of October 31, 2013, the Funds’ last tax year end, Tactical Market Opportunities had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by the Fund, while the losses subject to expiration are considered short-term.

Nuveen Investments	51

Notes to Financial Statements (Unaudited) (continued)

Tactical Market Opportunities
Not subject to expiration:
Short-term	$5,025,424
Long-term	1,159,363
Total	$6,184,787

During the Funds’ last tax year ended October 31, 2013, International Select utilized capital loss carryforwards as follows:

International Select
Utilized capital loss carryforwards	$25,217,573

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers will be compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	International Select Fund-Level Fee Rate	Tactical Market Opportunities Fund-Level Fee Rate
For the first $125 million	.8500%	.6000%
For the next $125 million	.8375	.5875
For the next $250 million	.8250	.5750
For the next $500 million	.8125	.5625
For the next $1 billion	.8000	.5500
For net assets over $2 billion	.7750	.5250

52	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2014, the complex-level fee rate for each Fund was as follows:

Fund	Rate
International Select	.2000%
Tactical Market Opportunities	.1723

During the current reporting period, the Adviser had contractually agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed the percentage of the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

International Select	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Temporary Expense Cap	Temporary Expense Cap Expiration Date
Class A Shares	1.49%	February 28, 2014	1.45%	October 31, 2015
Class C Shares	2.24%	February 28, 2014	2.20	October 31, 2015
Class I Shares	1.24%	February 28, 2014	1.20	October 31, 2015

Tactical Market Opportunities	Temporary Expense Cap	Temporary Expense Cap Expiration Date
Class A Shares	1.20%	February 28, 2014
Class C Shares	1.95	February 28, 2014
Class I Shares	0.95	February 28, 2014

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended April 30, 2014, Nuveen Securities, LLC. (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	International Select	Tactical Market Opportunities
Sales charges collected	$7,622	$2,713
Paid to financial intermediaries	6,706	2,389

Nuveen Investments	53

Notes to Financial Statements (Unaudited) (continued)

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended April 30, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	International Select	Tactical Market Opportunities
Commission advances	$421	$4,223

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended April 30, 2014, the Distributor retained such 12b-1 fees as follows:

	International Select	Tactical Market Opportunities
12b-1 fees retained	$2,803	$12,508

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended April 30, 2014, as follows:

	International Select	Tactical Market Opportunities
CDSC retained	$—	$18,754

8. Subsequent Events for International Select

Fund Reorganization

On April 30, 2014, the Board of Directors/Trustees of NIF and Nuveen Investment Trust II (“NIT II”) approved the reorganization of International Select (the “Acquired Fund”), a series of NIF, into Nuveen International Growth Fund (the “Acquiring Fund”), a series of NIT II.

In order for the reorganization to occur, it must be approved by the shareholders of the Acquired Fund. A special meeting of the Acquired Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in September 2014. If the required shareholder approvals are obtained on the meeting date, it is anticipated that the reorganization will be consummated shortly after the special shareholder meeting. Upon shareholder approval of the reorganization, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to the shareholders of the Acquired Fund and the Acquired Funds will be terminated. As a result of the reorganization, shareholders of the Acquired Fund will become shareholders of each Acquiring Fund. The shareholders of each Acquired Fund will receive Acquiring Fund shares with a total value equal to the total value of their Acquired Fund shares immediately prior to the closing of the reorganization. Further information regarding the proposed reorganization of the Acquired Fund will be contained in proxy materials that are expected to be sent to the Acquired Funds’ shareholders in July 2014.

Investment Adviser Changes

Effective as of the close of business on June 27, 2014, Altrinsic and Lazard no longer serve as investment sub-advisers to International Select. The third existing sub-adviser to International Select, NAM, will become the Fund’s sole sub-adviser. The Fund’s assets that had been managed by Altrinsic and Lazard will be transitioned to NAM’s management and the portfolio will be repositioned consistent with the investment strategies employed by NAM’s international growth team.

Management Fees

Effective June 27, 2014, the Adviser has agreed to voluntarily lower the fund-level management fee of International Select by 0.20% across all breakpoint levels through October 31, 2015.

Principal Investment Strategy Change

Effective July 7, 2014, International Select’s principal investment strategies will change. Under normal market conditions, the Fund will invest at least 80% of its net assets in non-U.S. equity securities. The Fund may invest in equity securities issued by companies with small-, mid- and large-capitalizations. The Fund may invest up to 30% of its net assets in companies located in emerging market countries.

54	Nuveen Investments

Additional

Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL 60606

Custodian

State Street Bank & Trust Company

Boston, MA 02111

U.S. Bank National Association

Milwaukee, WI 53202

Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at
(800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at
(800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	55

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index: The BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

Chicago Board Options Exchange (CBOE) Volatility Index (the “VIX”): A measure of market expectations of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper International Multi-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Flexible Portfolio Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Portfolio Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

MSCI All Country World Investable Market Index (ex U.S.): The MSCI (Morgan Stanley Capital International) All Country World Investable Market Index (ex U.S.) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indexes comprising 24 developed and 21 emerging market countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

56	Nuveen Investments

Annual Investment Management Agreement

Approval Process (Unaudited)

I. The Approval Process

The Board of Directors of each Fund (each, a “Board” and each Director, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the respective Fund and determining whether to approve or continue such Fund’s advisory agreement (each, an “Original Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and sub-advisory agreement (each, an “Original Sub-Advisory Agreement” and, together with the Original Investment Management Agreement, the “Original Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), each Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. (“Nuveen”) by TIAA-CREF (the “Transaction”). For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Funds and references to the “Board” refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved for each Fund a new advisory agreement (each, a “New Investment Management Agreement”) between the Fund and the Adviser and a new sub-advisory agreement (each, a “New Sub-Advisory Agreement” and, together with the New Investment Management Agreement, the “New Advisory Agreements”) between the Adviser and the Sub-Adviser, each on behalf of the respective Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the “Fund Advisers” and each, a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers’ employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

Nuveen Investments	57

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and the Fund Advisers including, among other things: the nature, extent and quality of services provided by each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of each Fund’s performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain equity and fixed income teams of the Sub-Adviser in September 2013 and met with the Sub-Adviser’s municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

58	Nuveen Investments

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

1. The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates provide to each Fund; the performance record of each Fund (as described in further detail below); and any initiatives Nuveen had taken for the open-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Adviser generally provides the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters).

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

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In addition to the foregoing actions, the Board also considered other initiatives related to the open-end funds, including, among other things: the continued focus on enhancing the product line through the development of new funds, including the development of alternative strategies reflecting trends in the industry; the enhanced support provided to the Board by providing comprehensive in-depth presentations to the Open-End Funds Committee; and the development of a new class of shares for certain funds.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing each Fund, developments affecting the Sub-Adviser or the Funds and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Funds. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen’s supervision of the Funds’ service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Fund under the respective Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to each Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of each Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but

60	Nuveen Investments

would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to each Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B. The Investment Performance of the Funds and Fund Advisers

1. The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of each Fund’s performance and the applicable investment team. In considering each Fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014 (or for such shorter periods available for Nuveen Tactical Market Opportunities Fund (“Tactical Market Opportunities Fund”), which did not exist for part of the foregoing time frame). This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•

The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For funds classified with less relevant Performance Peer Groups, the Board considered a fund’s performance compared to its benchmark to help assess the fund’s comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund’s performance was

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within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.[i] While the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted that the Nuveen International Select Fund (“International Select Fund”) demonstrated satisfactory performance. In this regard, although the Fund performed in the fourth quartile in the three-year period, it was in the third quartile in the one- and five-year periods. Based on their review, the Independent Board Members determined that the Fund’s investment performance had been satisfactory. The Independent Board Members, however, recognized that they have approved various changes to the Fund’s investment strategies and portfolio management and recommended the reorganization of the Fund in seeking to improve performance.

The Board also noted that Tactical Market Opportunities Fund was relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance. The Board, however, further noted that such Fund underperformed in the one-year period ending December 31, 2013, performing in the fourth quartile. In addition, the Board noted that such Fund had three-year performance as of March 31, 2014 and was in the third quartile for such period. While the Board recognized that the performance history of Tactical Market Opportunities Fund was limited, the Board intends to continue to monitor the Fund closely.

2. The New Advisory Agreements

With respect to the performance of each Fund, the Board considered that the portfolio investment personnel responsible for the management of the respective Fund portfolios were expected to continue to manage such portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction. Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements. Notwithstanding the foregoing, with respect to International Select Fund, the Board recognized that, unrelated to the Transaction, the Sub-Adviser would become the Fund’s sole sub-adviser and would be responsible for managing such Fund’s portfolio after the termination of the Fund’s external sub-advisers.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund, reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that the Funds had net management fees and net expense ratios (including fee waivers and expense reimbursements) below or in line with their respective peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

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2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to non-municipal funds, such other clients of a Fund Adviser may include: separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, collective trust funds and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

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In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the Funds were reasonable.

4. The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction (i) not to increase contractual management fee rates for any Nuveen fund and (ii) not to raise expense cap levels for any Nuveen fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2. The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

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E. Indirect Benefits

1. The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which include fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. Each Fund’s portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and their shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

2. The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F. Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•	Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase contractual management fee rates for any fund and (ii) not to raise expense cap levels for any fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•	The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or the New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•	The reputation, financial strength and resources of TIAA-CREF.

•	The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•	The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

II. Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved for each Fund an interim advisory agreement (the “Interim Investment Management Agreement”) between the respective Fund and the Adviser and an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. If necessary to assure continuity of advisory services, each respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

[i]	The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

66	Nuveen Investments

Notes

Nuveen Investments	67

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $225 billion as of March 31, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-FQTII-0414P

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report April 30, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class B	Class C	Class R3	Class R6	Class I

Nuveen Large Cap Growth Opportunities Fund	FRGWX	FETBX	FAWCX	FLCYX	FLCFX	FIGWX
Nuveen Mid Cap Growth Opportunities Fund	FRSLX	FMQBX	FMECX	FMEYX	FMEFX	FISGX
Nuveen Small Cap Growth Opportunities Fund	FRMPX	—	FMPCX	FMPYX	—	FIMPX

NUVEEN INVESTMENTS TO BE ACQUIRED BY TIAA-CREF

On April 14, 2014, TIAA-CREF announced that it had entered into an agreement to acquire Nuveen Investments, the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management (as of March 31, 2014) and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen anticipates that it will operate as a separate subsidiary within TIAA-CREF’s asset management business, and that its current leadership and key investment teams will stay in place.

Your fund investment will not change as a result of Nuveen’s change of ownership. You will still own the same fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your fund’s sub-adviser(s) will continue to manage your fund according to the same objectives and policies as before, and we do not anticipate any significant changes to your fund’s operations. Under the securities laws, the consummation of the transaction will result in the automatic termination of the investment management agreements between the funds and NFAL and the investment sub-advisory agreements between NFAL and each fund’s sub-adviser(s). New agreements will be presented to the funds’ shareholders for approval, and, if approved, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction, expected to be completed by year end, is subject to customary closing conditions.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

After significant growth in 2013, domestic and international equity markets have been less compelling during the first part of 2014. Concerns about deflation, political uncertainty in many places and the potential for more fragile economies to impact other countries have produced uncertainty in the markets.

Europe is beginning to emerge slowly from recession in mid-2013, with improved GDP and employment trends in some countries. However, Japan’s deflationary headwinds have resurfaced; and China shows signs of slowing from credit distress combined with declines in manufacturing and exports. Most recently, tensions between Russia and Ukraine may continue to hold back stocks and support government bonds in the near term.

Despite these headwinds, there are some encouraging signs of forward momentum in the markets. In the U.S., the news is more positive with financial risks slowly receding, positive GDP trends, downward trending unemployment and stronger household finances and corporate spending.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

June 23, 2014

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Large Cap Growth Opportunities Fund

Nuveen Mid Cap Growth Opportunities Fund

Nuveen Small Cap Growth Opportunities Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments Inc.

Harold (Hal) Goldstein, Scott Mullinix, CFA, and James (Jim) Diedrich, CFA, are the portfolio managers for the Nuveen Large Cap Growth Opportunities Fund. Hal assumed portfolio management responsibilities in 2002. Scott and Jim have been on the management team for the Fund since 2006.

Jim, Hal and Scott are also the portfolio managers for the Nuveen Mid Cap Growth Opportunities Fund. Jim and Scott assumed portfolio management responsibilities in 2006. Hal has been on the management team of the Fund since 2005.

Rob McDougall, CFA, and Jon Loth, CFA, are the portfolio managers for the Nuveen Small Cap Growth Opportunities Fund. Rob assumed portfolio management responsibilities in 2004. Jon has been on the management team for the Fund since 2007.

On the following pages, the portfolio management teams for the Funds examine key investment strategies and the Funds’ performance for the six-month reporting period ended April 30, 2014.

Nuveen Large Cap Growth Opportunities Fund

How did the Fund perform during the six-month reporting period ended April 30, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2014. The Fund’s Class A Shares at net asset value (NAV) underperformed the Russell 1000® Growth Index and the Lipper classification average during the six-month reporting period.

What strategies were used to manage the Fund during the six-month reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies that have market capitalizations of $5 billion or greater at the time of purchase. We start by identifying what we believe are exceptional growth companies with open-ended growth prospects, outstanding financial characteristics and solid management teams. From that highly selective group, we invest in companies where our expectations for earnings growth exceed consensus expectations. For each Fund holding, we develop a proprietary growth thesis. When the growth thesis is validated, we hold or buy more; however, when our growth thesis is not validated, we sell the holding. Although we made individual position changes during the reporting period, our underlying investment strategy remained consistent.

In a reversal from the previous reporting period where companies with higher growth rates were in favor, the Fund experienced difficult results during this six-month reporting period. Midway through this reporting period the market experienced a rather quick and dramatic shift away from last year’s winners, particularly the higher growth, higher price/earnings ratio stocks that we typically favor, and toward 2013’s laggards and lower valuation stocks. Therefore, our stock selection was challenging across a number of sectors, including information technology, health care, consumer discretionary and consumer staples, and was the primary cause of the Fund’s underperformance. In addition, the Fund’s overweight position within the more cyclical consumer discretionary area weighed on results as it was the second worst performing sector within the Russell 1000® Growth Index during this reporting period.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

In terms of detractors in the two consumer sectors, a newer position in coffee roaster Keurig Green Mountain Inc. underperformed for the Fund during the reporting period. We purchased this stock after the company announced a 10-year strategic deal with Coca-Cola to develop a cold beverage platform. Subsequently, this name got caught in the high growth downdraft later in the reporting period and we missed out on its earlier strong gains. However, we continue to own Keurig Green Mountain as we are optimistic about its outlook based on the recent successes of its new CEO in terms of expanding margins, stabilizing its core coffee business and exploring new areas of growth. Also, natural and organic grocery store chain Whole Foods Market Inc. hindered results as its growth rate decelerated while competition gradually rose and expenses increased. We sold out of Whole Foods due to persistent relative weakness in sales below company forecasts. In addition, Discovery Communications Inc. detracted as content providers generally underperformed because of concerns about distributor consolidation in the wake of Comcast’s proposed merger with Time Warner Cable. Investors also questioned whether recent acquisitions made by the company may make organic growth more challenging. However, we continue to like and hold Discovery Communications due to its strong programming assets and its uniquely large exposure to non-U.S. pay TV markets.

In technology, a new software company that we added during the reporting period, Concur Technologies Inc., weakened during the mid-period sell-off. The company provides travel and expense-related software for employees to use for booking and reimbursing business trips. We continued to like the growth prospects for Concur Technologies and held onto the stock. In addition, a trio of technology giants that we either underweighted (Microsoft Corporation and Apple Inc.) or didn’t own at all (Oracle Corporation) experienced their share prices advance fairly significantly during the reporting period. The Fund’s lack of exposure was based on our skepticism that these more mature companies can successfully reinvigorate growth as each business struggles to stay relevant. However, Microsoft benefited from an announcement by its new CEO about future plans for the company, which included offering a Microsoft Office software suite for iPads and a greater focus on cloud and mobility solutions. Investors also appeared to have renewed interest in Apple after the company announced a 7-for-1 stock split in April, while anticipation grew for the release of its latest iPhone model. Meanwhile, shares of database software maker Oracle rose in part due to the market’s rotation away from high-growth, new technology companies toward slow-growth, old technology companies, combined with some emerging signs of success with its web-based software solutions.

In the health care sector, biotechnology firm Isis Pharmaceuticals, Inc. underperformed despite the announcement of promising interim data on its dosing study for muscle atrophy. We sold our Isis Pharmaceuticals’ shares after they fell along with the entire high momentum biotechnology segment, which came under significant pressure in the second half of the reporting period. Similarly, life sciences tools firm Illumina, Inc. got caught in the market rotation away from companies with relatively high valuations in February and March. However, we continued to like and own Illumina as the company is the leader in next-generation sequencing, an exciting new area of medicine that enables health care providers to provide more precise and customized health strategies. Finally, an underweight position in Allergan, Inc., which focuses on the development of ophthalmic and other specialty drugs, was a significant detractor. Shares of Allergan advanced sharply after Canadian firm Valeant Pharmaceuticals and Pershing Square Capital Management publically proposed a merger with the firm. Allergan has resisted the merger and the outcome is uncertain.

On the positive side, the Fund benefited from owning two airline stocks in the industrials sector: Delta Air Lines, Inc. and Southwest Airlines Co. Domestic airlines continued to benefit from the ongoing consolidation that has taken place over the past few years, which has led to a more rational financial and economic model for the industry. With fewer players, less excess capacity and better revenue management, the profitability of the entire industry has improved. Both Delta, which we’ve owned for some time, and Southwest, which we bought during the reporting period, are paying down debt and producing returns in excess of their cost of capital while valuations are still quite reasonable. As further testament to Delta’s strength, the company is also paying a dividend and was able to report a strong first-quarter earnings beat despite more than 17,000 flight cancellations in the airline industry due to poor winter weather conditions.

Although technology detracted from performance overall, one of the Fund’s stronger performing stocks was found in that sector. We initiated an out-of-index position in online real estate company Zillow Inc. in March and it subsequently performed well. Zillow is well positioned as it continues to gain market share, while at the same time more real estate advertising dollars shift to online and mobile. We also like this holding in the context of the current U.S. housing cycle.

6	Nuveen Investments

In addition to the sales discussed earlier, we no longer own several longer-term positions from the consumer sectors including: Ralph Lauren Corporation, Dollar Tree Inc. and Costco Wholesale Corporation. We are seeing a concerning trend toward weaker spending patterns for particularly for lower income consumers. We remained focused on searching for new growth opportunities that have strong potential as future industry leaders. To that end, we invested the proceeds from the sales into several attractive new prospects including three reasonably valued pharmaceutical stocks: Mylan Inc., Actavis plc and Valeant Pharmaceuticals International Inc. These Companies are benefiting from the high level of consolidation activity in the pharmaceutical space. We also initiated a position in 21st Century Fox, a diversified international media and entertainment provider. We believe this company will continue to benefit from the increasing value of content providers for domestic and European pay TV markets. In addition, we added a position in drugstore chain CVS Caremark Corporation during the reporting period. The company made a big bet several years ago to go to market as an integrated prescription benefit manager (PBM) and drugstore. This integrated solution is working well for both the company and consumers, allowing CVS Caremark to generate free cash flow and good margins, while giving cash back to shareholders.

Nuveen Mid Cap Growth Opportunities Fund

How did the Fund perform during the six-month reporting period ended April 30, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2014. The Fund’s Class A Shares at net asset value (NAV) outperformed the Lipper classification average, but underperformed the Russell Midcap® Growth Index during the six-month reporting period.

What strategies were used to manage the Fund during the six-month reporting period? How did these strategies influence performance?

The Fund pursues a long-term capital appreciation strategy by investing primarily in the common stocks of companies that have market capitalizations between approximately $1.8 billion and $21.5 billion at the time of purchase. We start by identifying what we believe are exceptional growth companies with open ended growth prospects, outstanding financial characteristics and solid management teams. From that highly selective group, we invest in companies where our expectations for earnings growth exceed consensus expectations. For each Fund holding, we develop a proprietary growth thesis. When the growth thesis is validated, we hold or buy more; however, when our growth thesis is not validated, we sell the holding. Although we made individual position changes during the reporting period, our underlying investment strategy remained consistent.

During the six-month reporting period, several holdings spread across a variety of sectors helped the Fund outpace its Lipper average, including two standouts in the consumer areas. The Fund’s greatest individual contributor was found in consumer staples: coffee roaster Keurig Green Mountain Inc. Its shares surged after the company announced a 10-year strategic deal with Coca-Cola to develop a cold beverage platform. Keurig Green Mountain also benefited from above-forecast earnings, improving trends in single-serve coffee sales and the announcement of a new share repurchase authorization. Although consumer discretionary in general was not a strong overall sector for the Fund during this reporting period, another one of its best performing stocks was found in that area. Wynn Resorts Ltd., a developer of luxury casino resort properties, saw its stock advance significantly. The company is benefiting from improved gaming activity coming out of the Chinese gaming enclave of Macau, which makes up about 75% of its earnings stream.

In the health care sector, the Fund was rewarded for positions in three pharmaceutical companies. We added Jazz Pharmaceuticals plc, a developer of products in focused therapeutic areas such as narcolepsy, oncology, pain and psychiatry. Its shares subsequently advanced as the company continued to produce a durable earnings stream and raise guidance. Also, Salix Pharmaceuticals, Ltd., which mainly develops treatments for gastrointestinal diseases, made an offer to acquire Santarus Inc., which closed midway through the period. Investors applauded the very accretive and tax beneficial deal, which solidifies Salix Pharmaceuticals as the largest U.S. specialty pharmaceutical company focused on gastroenterology. In addition, the Fund benefited from our purchase during the reporting period of Mylan Inc., a generic and branded pharmaceutical company. The company looked attractive to us based on its

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

new growth drivers, most importantly its focus on injectable pharmaceuticals. Shares of Mylan subsequently advanced as it benefited from several potentially profitable generics in the pipeline, as well as consolidation rumors and activity within the pharmaceutical space.

The Fund was also aided by its ownership in Delta Air Lines, Inc. and Diamondback Energy, Inc. In the case of Delta, domestic airlines have continued to benefit from the ongoing consolidation that has taken place over the past few years, which has led to a more rational financial and economic model for the industry. With fewer players, less excess capacity and better revenue management, the profitability of the entire industry has improved. Delta is paying down debt, paying a dividend and producing returns in excess of its cost of capital while its valuation is still quite reasonable. As further testament to the company’s strength, Delta was able to report a stronger than forecasted first-quarter earnings despite more than 17,000 flight cancellations in the airline industry due to poor winter weather conditions. Diamondback, an attractively valued energy production company, benefited as production coming out of its Permian Basin acreage in West Texas continued to be greater than investors had anticipated.

Stock selection and an overweight position in the technology sector were the primary detractors for the Fund versus its Russell benchmark. Midway through this reporting period the market underwent a rather quick and dramatic shift away from last year’s winners, particularly higher growth, higher price earnings ratio (p/e) stocks, and toward 2013’s laggards and lower valuation stocks. Three of the Fund’s technology holdings that had previously benefited from their focus on off-premise “cloud” software were taken down in this late February/early March sell-off including Ultimate Software Group Inc. This cloud-based provider of human resources software, which allows employees to manage their payroll and benefits, is exhibiting a strong growth rate as it consistently takes market share away from traditional payroll processors. Also, NetSuite Inc., which sells application software to help firms run their businesses using cloud-based technology, underperformed despite producing strong revenue and earnings growth. We continue to like the growth prospects for both Ultimate Software and NetSuite and still own the stocks. On the other hand, we did decide to sell the Fund’s position in Cornerstone Ondemand Inc., a cloud-based provider of talent management software solutions that also sold off primarily because of its valuation, while results and fundamentals were fairly good. However, the company’s billings level came in slightly short of estimates, which is a primary metric we track as we monitor that stock.

While our Fund’s top contributor was found in consumer staples, its greatest individual detractor was from that sector as well. After posting stellar gains throughout 2013, shares of Nu Skin Enterprises Inc. plunged in January after a state-run newspaper in China claimed the company used illegal sales practices, launching an investigation by authorities. Toward the end of the reporting period, Chinese regulators fined this developer and marketer of skin care and nutritional products $540,000, signaling an end to the investigation.

Two of the Fund’s biotechnology holdings, Isis Pharmaceuticals, Inc. and Alnylam Pharmaceuticals Inc., fell short in the health care sector. Both companies saw their share prices decline along with the entire higher valuation, higher momentum biotechnology segment, which came under significant selling pressure in the second half of the reporting period. However, we continue to like and own both Isis and Alnylam as we see the potential for exciting growth prospects ahead for both companies.

In consumer discretionary, the Fund’s position in health and nutrition retailer GNC Holdings Inc. detracted during the reporting period. The company’s fourth-quarter results were softer than expected considering all of the positive trends surrounding the health and wellness industry, although the weakness was partially due to poor winter weather conditions combined with increased promotional activity that weighed on margins. However, we sold the Fund’s position in GNC as the company also issued guidance for first-quarter and full-year 2014 that was weaker than expected. Our position in discount retailer Dollar Tree, Inc. also underperformed in the sector. We sold our position in Dollar Tree after some of its competitors announced poor fourth-quarter results, which this company subsequently reported as well. In general, we are concerned about a growing trend toward very tepid spending patterns for low-end consumers.

In addition to the sales discussed, we no longer own Ralph Lauren Corporation, CarMax Inc. and Ross Stores Inc. due to widespread weakness in the retail sector. We also eliminated the Fund’s position in railroad Kansas City Southern, which owns an unparalleled network of cross-border rail assets connecting the U.S. to Mexico. Its growth rate, which is leveraged to new Mexican auto

8	Nuveen Investments

manufacturing plants, has recently come under pressure due to building delays. The Fund also no longer owns LinkedIn Corporation, which we’ve owned since its IPO, as the company’s previously strong growth rate showed a modest deceleration and investors became concerned that the shift from desktop to mobile device usage would cause advertising growth to weaken. While we like some of LinkedIn’s recent investments in China and its acquisition of a company called Bright, these moves won’t contribute to revenue in a significant way in the near term.

We put the proceeds from these sales to work in what we believe are exceptional growth companies that have the potential to become future industry leaders. For example, we added positions in two on-line travel agencies, Expedia Inc. and Ctrip.com International Ltd. We believe both will benefit from the trend away from traditional travel agents and toward on-line booking, while Expedia is also being aided by a recently completed strategic marketing deal with Travelocity and a change in its business model. We also bought another leading domestic airline, Southwest Airlines Co., during the reporting period. In addition to the attractive industry fundamentals discussed earlier that helped Delta during the reporting period, Southwest Airlines should also benefit from expanding its domestic services out of Dallas and LaGuardia, as well as international expansion. We purchased Deckers Outdoor Corporation, a designer and wholesaler of footwear brands including Uggs, which represents the bulk of its revenues. We believe the company is going to have higher revenues and earnings than consensus as it benefits from an expanded product line, the unusually cold winter weather, declining sheepskin costs and its new synthetic sheepskin product that is lowering the costs of goods. Finally, we added temporary and permanent employment company ManpowerGroup Inc. to the Fund. Its industry has historically been a growth area due to the increased penetration of temporary versus full-time employment. We also believe Manpower will benefit from the improving employment situation in the U.S., new tax laws in France that give temporary workers the same tax rate as independent contractors and wage inflation in emerging market regions.

Nuveen Small Cap Growth Opportunities Fund

How did the Fund perform during the six-month reporting period ended April 30, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2014. The Fund’s Class A Shares at net asset value (NAV) outperformed the Russell 2000® Growth Index and the Lipper classification average during the six-month reporting period.

What strategies were used to manage the Fund during the six-month reporting period? How did these strategies influence performance?

The Fund pursues a long-term capital appreciation strategy by investing primarily in equity securities of companies with market capitalizations of less than $3 billion at the time of purchase. The investment process employed in the management of the Fund seeks to exploit secular growth trends that we believe will provide an investment tailwind to above average growth that should transcend the business cycle over the longer term. Importantly, our process also emphasizes a valuation discipline designed to find attractive investment opportunities that should benefit from multiple expansion when particular investment catalysts become evident in the marketplace. The Fund’s portfolio typically features investments in high quality companies with attractive or improving margin profiles, generally healthy balance sheets and prospects for above-average revenue and earnings growth.

Small-cap equities experienced a moderate increase in volatility during the reporting period. Positive investor sentiment during the latter stages of 2013, driven by the consistency of the Federal Reserve’s monetary stimulus program, transitioned to a more cautious tone as the market paused to consider the potential effects of central bank tapering. These concerns were compounded by unfavorable weather conditions across the country that created headwinds for consumers, homebuilders and industrial producers and dampened first quarter GDP to a paltry +0.1% rate of growth. Despite these headwinds, small-cap stocks generated a modestly positive return, and the Fund outperformed the Russell 2000® Growth Index and its Lipper classification average as security valuation, once again, became a more relevant factor in the marketplace.

Security selection within the health care sector was the most positive contributor to the Fund’s relative performance and was derived primarily from the biotechnology group. Shares of Intercept Pharmaceuticals Inc. rose dramatically when the company announced

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

that a government-sponsored study evaluating its bile acid analog in the treatment of non-alcoholic steatohepatitis was stopped early for efficacy, suggesting the compound had an impact on arresting liver fibrosis in a disease that could be a $1 billion opportunity. Additionally, Karyopharm Therapeutics Inc., led by a management team that has successfully developed other oncology assets, reported encouraging early-stage data for its novel cancer drug Silenexor in five hematology indications and shares responded positively. In the central nervous system disorder area, Alkermes plc reported positive pivotal data for its long-acting, injectable schizophrenia drug, which may be approved by the FDA in 2015. The company also finalized plans for another compound in treatment-resistant depression, an area of substantial medical need. Lastly, in the medical devices group, shares of Globus Medical Inc., a manufacturer of spinal implant technology, reacted positively to better-than-expected fourth quarter earnings driven by best-in-class operating margins. Globus Medical also gave a favorable 2014 outlook supported by a strong year for product approvals and a recently expanded distribution model.

The Fund’s consumer discretionary sector holdings also contributed positively to relative performance. Del Frisco’s Restaurant Group Inc., with its three brands focused on higher-end steakhouse and grill concepts, provided slightly softer guidance for 2014 that was driven primarily by a lower base of revenues exiting 2013 coupled with adverse weather conditions. However, this news was well anticipated by the market and shares reacted positively as the overhang was lifted. The Fund’s investment in G-III Apparel Group Ltd. benefited as the company substantially beat third quarter 2013 estimates and raised its full-year guidance. With roughly half of its business in outerwear, last year’s earlier and colder winter aided the company’s gross margin and should bode well for this year’s order book given currently lean inventories at the retailer level.

The Fund’s industrial holdings also aided relative performance. MasTec Inc., an investment play on the build-out of energy and telecommunications infrastructure, continued to experience end-market growth that translated to a 22% increase in backlog during the fourth quarter. This news, coupled with an announcement of new business with Google’s fiber-to-the-home initiative, sent MasTec’s shares higher. In the aerospace group, rocket manufacturer Orbital Sciences Corporation finally moved to the production phase of the Antares rocket program, which will service the International Space Station, and stands to produce strong free cash flow through the course of 2014. At the end of April, Orbital Sciences also announced that it would be acquired by another aerospace and defense company, Alliant Techsystems, at which point we reduced shares held. Lastly, we initiated a new position in Tutor Perini Corporation, a leading construction services company that should benefit from rising momentum as the non-residential building cycle turns higher. During the first calendar quarter, Tutor Perini reported a backlog of $7 billion, up 24% year-over-year and, more importantly, disclosed $6.3 billion in pending awards that should provide visibility into growth through 2015.

The most significant detractor to relative performance was stock selection in the information technology sector. The Fund’s shares of Infoblox Inc., the leading software vendor of IP address management solutions for enterprise customers, were negatively impacted when the company pre-announced disappointing sales for its February quarter. It also lowered expectations for fiscal year results, citing poor close rates on deals greater than $1 million and lower government spend. While the market for Infoblox’s products remains strong, we anticipate that its sales execution issue could persist, and, therefore, we eliminated the position. In the semiconductor group, shares of Semtech Corporation fell after this designer of high performance analog chips issued a disappointing November quarterly earnings report and guidance, resulting from the loss of a major design in 100 gigabit optical networks, as well as a design push-out by a major handset customer. Shares of Constant Contact Inc. also performed poorly during the reporting period, despite generally in-line calendar fourth quarter results and 2014 guidance. We believe investors may have been disappointed by the company’s flat guidance for net customer additions, an outlook that could be viewed as conservative. Lastly, shares of SunEdison Inc., a name not held by the Fund but a large weight in the benchmark, performed strongly. The company unveiled plans to both spin off its semiconductor business and create a new corporate entity to facilitate additional solar energy projects on its balance sheet. The Fund purchased shares of SunEdison late in the six-month reporting period.

In the consumer staples sector, the Fund’s investment in Annie’s Inc., a leading manufacturer and distributor of natural and organic food products most known for its macaroni and cheese, underperformed. The company reported fiscal third quarter earnings that missed investors’ expectations and lowered guidance for the year on deferred productivity gains in manufacturing coupled with higher organic wheat costs that will weigh on margins in the short term.

10	Nuveen Investments

We believe weather-related issues have masked the broader underlying strength of the domestic economy that is unfolding with continued high levels of consumer confidence, gains in employment, increasing housing activity and robust projections for capital spending. The anticipation of growth picking up in the United States has diminished the scarcity value associated with high-growth, momentum-oriented groups such as biotechnology, Internet and Software-as-a-Service, to the benefit of groups and names more directly exposed to the ebb and flow of the economic cycle. We would also expect that as the year unfolds valuation will continue to factor increasingly into investment performance and investors will seek out higher quality stocks with attractive growth profiles.

The Fund’s largest relative sector overweight compared to the benchmark Russell 2000® Growth Index had been in the consumer discretionary sector, given the attractive valuations created by the negative investor sentiment associated with weather-related issues impacting housing orders and retail sales. With many of these catalysts having played out, we have since moderated this overweight in favor of a larger weight in the information technology sector, where we are finding attractive opportunities among semiconductor manufacturers and communications equipment providers. Lastly, in the health care sector, the correction among biotechnology stocks has created attractive buying opportunities in higher quality unit growth stories in the medical device and pharmaceutical sub-groups.

Nuveen Investments	11

Risk Considerations

Nuveen Large Cap Growth Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as derivatives, investment focus (growth style), and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.

Nuveen Mid Cap Growth Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in mid-cap companies are subject to greater volatility than those of larger companies, but may be less volatile than investments in smaller companies. These and other risk considerations, such as derivatives, investment focus (growth style), and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.

Nuveen Small Cap Growth Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. These and other risk considerations, such as derivatives, investment focus (growth style), and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.

12	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Growth Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section.

Fund Performance

Average Annual Total Returns as of April 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.31%	16.72%	16.83%	7.36%
Class A Shares at maximum Offering Price	(5.45)%	10.00%	15.45%	6.72%
Russell 1000® Growth Index*	6.95%	20.66%	19.47%	7.99%
Lipper Large-Cap Growth Funds Classification Average*	4.73%	20.17%	17.26%	7.20%

Class B Shares w/o CDSC	(0.03)%	15.84%	15.97%	6.57%
Class B Shares w/CDSC	(4.17)%	11.04%	15.86%	6.57%
Class C Shares	0.00%	15.91%	15.97%	6.56%
Class R3 Shares	0.19%	16.42%	16.53%	7.09%
Class I Shares	0.45%	17.03%	17.12%	7.63%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class R6 Shares	0.50%	17.14%	18.09%

Average Annual Total Returns as of March 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	8.68%	21.84%	19.44%	7.47%
Class A Shares at maximum Offering Price	2.43%	14.82%	18.03%	6.83%
Class B Shares w/o CDSC	8.28%	20.89%	18.56%	6.68%
Class B Shares w/CDSC	3.80%	15.89%	18.46%	6.68%
Class C Shares	8.35%	20.97%	18.56%	6.67%
Class R3 Shares	8.56%	21.53%	19.14%	7.21%
Class I Shares	8.85%	22.14%	19.73%	7.74%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class R6 Shares	8.89%	22.25%	23.33%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

14	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class B	Class C	Class R3	Class R6	Class I
Expense Ratios	1.24%	1.99%	1.99%	1.49%	0.91%	0.99%

*	Refer to the Glossary of Terms used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

**	Since inception returns for Class R6 Shares are from 2/28/13.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Mid Cap Growth Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section.

Fund Performance

Average Annual Total Returns as of April 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.91%	21.66%	19.62%	9.79%
Class A Shares at maximum Offering Price	(1.13)%	14.66%	18.20%	9.14%
Russell Midcap® Growth Index*	6.04%	20.62%	21.10%	9.63%
Lipper Mid-Cap Growth Funds Classification Average*	3.19%	19.49%	19.10%	8.71%

Class B Shares w/o CDSC	4.50%	20.72%	18.71%	8.96%
Class B Shares w/CDSC	0.36%	15.94%	18.61%	8.96%
Class C Shares	4.51%	20.74%	18.72%	8.97%
Class R3 Shares	4.77%	21.36%	19.32%	9.52%
Class I Shares	5.03%	21.95%	19.92%	10.06%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class R6 Shares	5.11%	22.13%	22.12%

Average Annual Total Returns as of March 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	12.04%	27.78%	23.29%	9.82%
Class A Shares at maximum Offering Price	5.60%	20.43%	21.84%	9.17%
Class B Shares w/o CDSC	11.62%	26.81%	22.36%	8.99%
Class B Shares w/CDSC	7.20%	21.81%	22.27%	8.99%
Class C Shares	11.64%	26.85%	22.37%	9.00%
Class R3 Shares	11.93%	27.48%	22.99%	9.55%
Class I Shares	12.18%	28.10%	23.60%	10.09%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class R6 Shares	12.27%	28.25%	28.64%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

16	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class B	Class C	Class R3	Class R6	Class I
Expense Ratios	1.30%	2.06%	2.05%	1.55%	0.92%	1.05%

*	Refer to the Glossary of Terms used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

**	Since inception returns for Class R6 Shares are from 2/28/13.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Small Cap Growth Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section.

Fund Performance

Average Annual Total Returns as of April 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.39%	24.72%	21.01%	7.36%
Class A Shares at maximum Offering Price	(2.57)%	17.56%	19.59%	6.73%
Russell 2000® Growth Index*	1.27%	21.46%	20.50%	8.85%
Lipper Small-Cap Growth Funds Classification Average*	0.43%	21.03%	20.16%	8.40%

Class C Shares	3.03%	23.77%	20.12%	6.57%
Class R3 Shares	3.24%	24.41%	20.70%	7.11%
Class I Shares	3.52%	25.00%	21.32%	7.62%

Average Annual Total Returns as of March 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	9.85%	27.61%	26.08%	7.27%
Class A Shares at maximum Offering Price	3.53%	20.28%	24.58%	6.64%
Class C Shares	9.47%	26.70%	25.14%	6.47%
Class R3 Shares	9.72%	27.30%	25.76%	7.02%
Class I Shares	9.97%	27.90%	26.41%	7.53%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.55%	2.30%	1.80%	1.30%
Net Expense Ratios	1.46%	2.22%	1.72%	1.22%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2015, so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 1.47%, 2.22%, 1.72% and 1.22% for Class A, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

18	Nuveen Investments

Holding

Summaries April 30, 2014

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Large Cap Growth Opportunities Fund

Fund Allocation

(% of net assets)

Common Stocks	99.8%
Investments Purchased with Collateral from Securities Lending	23.1%
Short-Term Investments	0.3%
Other Assets Less Liabilities	(23.2)%

Portfolio Composition

(% of net assets)

Internet Software & Services	8.9%
Software	6.9%
Pharmaceuticals	6.5%
Media	6.4%
IT Services	6.1%
Internet & Catalog Retail	5.5%
Biotechnology	5.2%
Computers & Peripherals	4.8%
Machinery	4.5%
Hotels, Restaurants & Leisure	4.1%
Specialty Retail	3.8%
Airlines	3.6%
Oil, Gas & Consumable Fuels	3.2%
Chemicals	3.2%
Aerospace & Defense	3.1%
Road & Rail	1.9%
Semiconductors & Equipment	1.7%
Consumer Finance	1.6%
Other Industries	18.8%
Investments Purchased with Collateral from Securities Lending	23.1%
Short-Term Investments	0.3%
Other Assets Less Liabilities	(23.2)%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc.	4.8%
Gilead Sciences, Inc.	2.9%
Facebook Inc., Class A	2.7%
MasterCard, Inc., Class A	2.5%
Visa Inc., Class A	2.4%

Nuveen Investments	19

Holding Summaries April 30, 2014 (continued)

Nuveen Mid Cap Growth Opportunities Fund

Fund Allocation

(% of net assets)

Common Stocks	97.1%
Investments Purchased with Collateral from Securities Lending	17.5%
Short-Term Investments	3.3%
Other Assets Less Liabilities	(17.9)%

Portfolio Composition

(% of net assets)

Pharmaceuticals	6.6%
Capital Markets	6.3%
Oil, Gas & Consumable Fuels	6.1%
Software	6.1%
Machinery	5.2%
Internet & Catalog Retail	5.1%
Biotechnology	4.6%
Airlines	4.2%
Diversified Financial Services	4.1%
IT Services	3.7%
Professional Services	3.1%
Hotels, Restaurants & Leisure	3.0%
Chemicals	2.7%
Textiles, Apparel & Luxury Goods	2.5%
Electronic Equipment & Instruments	2.4%
Household Durables	2.4%
Specialty Retail	2.3%
Internet Software & Services	2.2%
Auto Components	2.1%
Road & Rail	1.9%
Semiconductors & Equipment	1.8%
Other Industries	18.7%
Investments Purchased with Collateral from Securities Lending	17.5%
Short-Term Investments	3.3%
Other Assets Less Liabilities	(17.9)%

Top Five Common Stock Holdings

(% of net assets)

BorgWarner Inc.	2.1%
Delta Air Lines, Inc.	2.0%
Alexion Pharmaceuticals Inc.	1.9%
Mylan Laboratories Inc.	1.9%
Salix Pharmaceuticals Limited	1.9%

20	Nuveen Investments

Nuveen Small Cap Growth Opportunities
Fund

Fund Allocation

(% of net assets)

Common Stocks	98.5%
Investments Purchased with Collateral from Securities Lending	27.6%
Short-Term Investments	1.5%
Other Assets Less Liabilities	(27.6)%

Portfolio Composition

(% of net assets)

Software	9.4%
Health Care Equipment & Supplies	7.8%
Biotechnology	6.5%
Semiconductors & Equipment	5.8%
Banks	5.1%
Internet Software & Services	4.5%
Oil, Gas & Consumable Fuels	4.2%
Specialty Retail	4.2%
Communications Equipment	3.3%
Construction & Engineering	3.1%
Machinery	3.0%
Capital Markets	2.9%
Hotels, Restaurants & Leisure	2.9%
Health Care Providers & Services	2.9%
Commercial Services & Supplies	2.6%
Textiles, Apparel & Luxury Goods	2.5%
Leisure Equipment & Products	2.5%
Food Products	2.4%
Electrical Equipment	1.8%
Road & Rail	1.8%
Other Industries	19.3%
Investments Purchased with Collateral from Securities Lending	27.6%
Short-Term Investments	1.5%
Other Assets Less Liabilities	(27.6)%

Top Five Common Stock Holdings

(% of net assets)

Cathay General Bancorp.	1.9%
East West Bancorp Inc.	1.9%
Altra Industrial Motion, Inc.	1.8%
Swift Transportation Company, Class A	1.8%
Cadence Design Systems, Inc.	1.7%

Nuveen Investments	21

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Large Cap Growth Opportunities Fund

	Actual Performance						Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	R6 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	R6 Shares	I Shares
Beginning Account Value (11/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/14)	$1,003.10	$999.70	$1,000.00	$1,001.90	$1,005.00	$1,004.50	$1,018.60	$1,014.88	$1,014.88	$1,017.36	$1,020.33	$1,019.84
Expenses Incurred During Period	$6.21	$9.92	$9.92	$7.45	$4.47	$4.97	$6.26	$9.99	$9.99	$7.50	$4.51	$5.01

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.25%, 2.00%, 2.00%, 1.50%, .90% and 1.00% for Classes A, B, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

22	Nuveen Investments

Nuveen Mid Cap Growth Opportunities Fund

	Actual Performance						Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	R6 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	R6 Shares	I Shares
Beginning Account Value (11/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/14)	$1,049.10	$1,045.00	$1,045.10	$1,047.70	$1,051.10	$1,050.30	$1,018.35	$1,014.63	$1,014.63	$1,017.11	$1,020.23	$1,019.59
Expenses Incurred During Period	$6.60	$10.39	$10.39	$7.87	$4.68	$5.34	$6.51	$10.24	$10.24	$7.75	$4.61	$5.26

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.30%, 2.05%, 2.05%, 1.55%, .92% and 1.05% for Classes A, B, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Small Cap Growth Opportunities Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/14)	$1,033.90	$1,030.30	$1,032.40	$1,035.20	$1,017.50	$1,013.79	$1,016.27	$1,018.74
Expenses Incurred During Period	$7.41	$11.18	$8.67	$6.16	$7.35	$11.08	$8.60	$6.11

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.47%, 2.22%, 1.72% and 1.22% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	23

Nuveen Large Cap Growth Opportunities Fund

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 119.9%

	COMMON STOCKS – 99.8%

	Aerospace & Defense – 3.1%

69,900	Boeing Company	$9,018,498

34,844	Precision Castparts Corporation	8,818,668
	Total Aerospace & Defense	17,837,166

	Airlines – 3.6%

265,378	Delta Air Lines, Inc.	9,773,872

78,469	Ryanair Holdings PLC, (2)	4,196,522

294,196	Southwest Airlines Co., (3)	7,110,717
	Total Airlines	21,081,111

	Auto Components – 1.4%

126,989	BorgWarner Inc., (3)	7,891,096

	Automobiles – 1.4%

106,099	Harley-Davidson, Inc.	7,844,960

	Biotechnology – 5.2%

39,809	Biogen Idec Inc., (2)	11,429,960

212,773	Gilead Sciences, Inc., (2), (3)	16,700,553

63,429	ISIS Pharmaceuticals, Inc., (2), (3)	1,687,846
	Total Biotechnology	29,818,359

	Capital Markets – 1.0%

208,814	Charles Schwab Corporation	5,544,012

	Chemicals – 3.2%

56,828	Ecolab Inc.	5,946,482

39,580	PPG Industries, Inc.	7,663,480

50,467	WR Grace & Company, (2)	4,648,011
	Total Chemicals	18,257,973

	Computers & Peripherals – 4.8%

47,353	Apple, Inc.	27,942,532

	Construction & Engineering – 0.9%

66,484	Chicago Bridge & Iron Company N.V.	5,323,374

	Consumer Finance – 1.6%

109,322	American Express Company	9,558,022

	Energy Equipment & Services – 1.6%

150,805	Halliburton Company	9,511,271

24	Nuveen Investments

Shares	Description (1)	Value

	Food & Staples Retailing – 1.2%

95,634	CVS Caremark Corporation	$6,954,504

	Food Products – 0.7%

46,146	Keurig Green Mountain Inc., (3)	4,322,957

	Health Care Providers & Services – 1.4%

46,604	McKesson HBOC Inc.	7,884,931

	Health Care Technology – 1.6%

24,603	AthenaHealth Inc., (2)	3,041,915

123,312	Cerner Corporation, (2)	6,325,906
	Total Health Care Technology	9,367,821

	Hotels, Restaurants & Leisure – 4.1%

111,670	Las Vegas Sands	8,836,447

125,572	Starbucks Corporation	8,867,895

76,182	Starwood Hotels & Resorts Worldwide, Inc.	5,839,350
	Total Hotels, Restaurants & Leisure	23,543,692

	Household Durables – 1.3%

133,969	Jarden Corporation, (2)	7,656,328

	Industrial Conglomerates – 1.4%

109,730	Danaher Corporation	8,051,987

	Internet & Catalog Retail – 5.5%

31,962	Amazon.com, Inc., (2)	9,720,603

16,677	Netflix.com Inc., (2)	5,370,661

11,205	priceline.com Incorporated, (2)	12,972,589

47,512	TripAdvisor Inc., (2), (3)	3,836,119
	Total Internet & Catalog Retail	31,899,972

	Internet Software & Services – 8.9%

258,064	Facebook Inc., Class A, (2)	15,427,066

23,448	Google Inc., Class A, (2)	12,541,866

23,448	Google Inc., Class C, (2)	12,349,124

211,183	Pandora Media, Inc., (2)	4,945,906

42,602	Yelp Inc., Class A, (2)	2,484,549

33,579	Zillow, Inc., Class A, (2), (3)	3,650,037
	Total Internet Software & Services	51,398,548

	IT Services – 6.1%

27,836	Alliance Data Systems Corporation, (2), (3)	6,733,528

192,967	MasterCard, Inc., Class A	14,192,723

69,439	Visa Inc., Class A, (3)	14,069,036
	Total IT Services	34,995,287

Nuveen Investments	25

Nuveen Large Cap Growth Opportunities Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Leisure Equipment & Products – 1.0%

41,151	Polaris Industries Inc., (3)	$5,527,814

	Life Sciences Tools & Services – 0.8%

33,415	Illumina Inc., (2), (3)	4,539,428

	Machinery – 4.5%

62,923	Cummins Inc.	9,491,935

81,522	Flowserve Corporation	5,955,182

79,376	Graco Inc.	5,754,760

66,400	Wabtec Corporation	4,950,120
	Total Machinery	26,151,997

	Marine – 0.8%

43,685	Kirby Corporation, (2)	4,395,585

	Media – 6.4%

108,755	CBS Corporation, Class B	6,281,689

78,953	Discovery Communications inc., Class A, (2), (3)	5,992,533

91,486	Liberty Global PLC Class A, (2)	3,642,973

91,486	Liberty Global PLC Class C, (2)	3,515,807

111,330	The Walt Disney Company, (3)	8,832,922

267,129	Twenty First Century Fox Inc., Class A, (3)	8,553,471
	Total Media	36,819,395

	Oil, Gas & Consumable Fuels – 3.2%

72,005	Diamondback Energy Inc., (2), (3)	5,180,040

33,073	Pioneer Natural Resources Company, (3)	6,392,019

93,452	Whiting Petroleum Corporation, (2)	6,889,281
	Total Oil, Gas & Consumable Fuels	18,461,340

	Pharmaceuticals – 6.5%

38,920	Actavis Inc., (2), (3)	7,952,524

33,138	Allergan, Inc.	5,495,606

167,044	Bristol-Myers Squibb Company	8,367,234

147,742	Mylan Laboratories Inc., (2), (3)	7,502,339

166,768	Pfizer Inc.	5,216,503

21,042	Valeant Pharmaceuticals International, (2)	2,813,526
	Total Pharmaceuticals	37,347,732

	Real Estate Investment Trust – 1.4%

98,319	American Tower Corporation (REIT), (3)	8,211,603

	Road & Rail – 1.9%

119,569	Swift Transportation Company, Class A, (2), (3)	2,875,634

41,555	Union Pacific Corporation	7,913,319
	Total Road & Rail	10,788,953

26	Nuveen Investments

Shares	Description (1)	Value

	Semiconductors & Equipment – 1.7%

292,596	Applied Materials, Inc.	$5,576,880

93,278	ARM Holdings PLC, Sponsored ADR, (3)	4,246,015
	Total Semiconductors & Equipment	9,822,895

	Software – 6.9%

102,531	Adobe Systems Incorporated, (2)	6,325,137

30,271	Concur Technologies, Inc., (2), (3)	2,435,907

200,821	Microsoft Corporation	8,113,168

50,583	NetSuite Inc., (2), (3)	3,910,572

91,556	Salesforce.com, Inc., (2), (3)	4,728,867

82,657	ServiceNow Inc., (2)	4,109,706

48,933	Splunk Inc., (2)	2,670,274

35,683	Tableau Software Inc., Class A, (2)	1,972,199

21,885	Ultimate Software Group, Inc., (2)	2,618,103

40,428	Workday Inc., Class A, (2)	2,954,074
	Total Software	39,838,007

	Specialty Retail – 3.8%

81,032	CarMax, Inc., (2), (3)	3,547,581

106,316	Home Depot, Inc.	8,453,185

95,168	TJX Companies, Inc.	5,536,874

67,078	Tractor Supply Company	4,510,325
	Total Specialty Retail	22,047,965

	Trading Companies & Distributors – 0.9%

19,906	W.W. Grainger, Inc., (3)	5,064,083
	Total Long-Term Investments (cost $420,277,192)	575,702,700

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 23.1%

	Money Market Funds – 23.1%

133,568,099	Mount Vernon Securities Lending Prime Portfolio, 0.172%, (4), (5)	$133,568,099
	Total Investments Purchased with Collateral from Securities Lending (cost $133,568,099)	133,568,099

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 0.3%

	Money Market Funds – 0.3%

1,971,778	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$1,971,778
	Total Short-Term Investments (cost $1,971,778)	1,971,778
	Total Investments (cost $555,817,069) – 123.2%	711,242,577
	Other Assets Less Liabilities – (23.2)%	(133,939,985)
	Net Assets – 100%	$577,302,592

Nuveen Investments	27

Nuveen Large Cap Growth Opportunities Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $131,682,037.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

ADR	American Depositary Receipt.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

28	Nuveen Investments

Nuveen Mid Cap Growth Opportunities Fund

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 114.6%

	COMMON STOCKS – 97.1%

	Airlines – 4.2%

697,592	Delta Air Lines, Inc.	$25,692,313

223,074	Ryanair Holdings PLC, Sponsored ADR, (2)	11,929,998

603,214	Southwest Airlines Co.	14,579,682
	Total Airlines	52,201,993

	Auto Components – 2.1%

428,703	BorgWarner Inc., (3)	26,639,604

	Automobiles – 1.7%

289,512	Harley-Davidson, Inc.	21,406,517

	Beverages – 1.4%

269,075	Monster Beverage Corporation, (2)	18,017,262

	Biotechnology – 4.6%

153,453	Alexion Pharmaceuticals Inc., (2)	24,276,265

116,022	Alnylam Pharmaceuticals, Inc., (2)	5,746,570

277,243	Grifols SA	11,378,053

304,804	ISIS Pharmaceuticals, Inc., (2), (3)	8,110,834

25,603	Regeneron Pharmaceuticals, Inc., (2), (3)	7,601,275
	Total Biotechnology	57,112,997

	Capital Markets – 6.3%

102,320	Affiliated Managers Group Inc., (2)	20,279,824

227,882	Evercore Partners Inc., Class A	12,175,735

416,070	Lazard Limited	19,576,094

197,719	LPL Financial Holdings Inc.	9,361,995

537,920	TD Ameritrade Holding Corporation, (3)	17,159,648
	Total Capital Markets	78,553,296

	Chemicals – 2.7%

99,219	PPG Industries, Inc.	19,210,783

161,383	W.R. Grace & Co., (2)	14,863,374
	Total Chemicals	34,074,157

	Communications Equipment – 1.4%

165,572	F5 Networks, Inc., (2)	17,413,207

	Construction & Engineering – 1.4%

217,854	Chicago Bridge & Iron Company N.V.	17,443,570

Nuveen Investments	29

Nuveen Mid Cap Growth Opportunities Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Containers & Packaging – 1.2%

220,914	Packaging Corp. of America	$14,719,500

	Diversified Consumer Services – 0.7%

578,096	LifeLock, Incorporated, (2)	9,076,107

	Diversified Financial Services – 4.1%

286,835	CBOE Holdings Inc.	15,305,516

104,600	IntercontinentalExchange Group Inc.	21,384,424

194,858	Moody’s Corporation, (3)	15,296,353
	Total Diversified Financial Services	51,986,293

	Electrical Equipment – 0.8%

80,759	Rockwell Automation, Inc., (3)	9,624,858

	Electronic Equipment & Instruments – 2.4%

213,268	Amphenol Corporation, Class A	20,335,104

113,690	Littelfuse Inc.	10,294,630
	Total Electronic Equipment & Instruments	30,629,734

	Food Products – 1.6%

212,608	Keurig Green Mountain Inc., (3)	19,917,117

	Health Care Providers & Services – 0.7%

82,030	Henry Schein Inc., (2)	9,370,287

	Health Care Technology – 0.9%

89,552	AthenaHealth Inc., (2), (3)	11,072,209

	Hotels, Restaurants & Leisure – 3.0%

199,285	Starwood Hotels & Resorts Worldwide, Inc.	15,275,195

107,962	Wynn Resorts Ltd	22,012,372
	Total Hotels, Restaurants & Leisure	37,287,567

	Household Durables – 2.4%

308,871	Jarden Corporation, (2)	17,651,978

91,631	Mohawk Industries Inc., (2)	12,132,861
	Total Household Durables	29,784,839

	Industrial Conglomerates – 1.7%

151,220	Roper Industries Inc.	21,012,019

	Internet & Catalog Retail – 5.1%

157,523	CTRIP.com, (2), (3)	7,362,625

199,229	Expedia, Inc.	14,143,267

58,863	Netflix.com Inc., (2)	18,956,241

10,030	priceline.com Incorporated, (2)	11,612,233

140,989	TripAdvisor Inc., (2)	11,383,452
	Total Internet & Catalog Retail	63,457,818

30	Nuveen Investments

Shares	Description (1)	Value

	Internet Software & Services – 2.2%

133,357	Cornerstone OnDemand, Inc., (2)	$4,902,203

198,720	Criteo SA, Sponsored ADR, (2)	6,355,066

377,130	Pandora Media, Inc., (2)	8,832,385

123,516	Yelp Inc., Class A, (2)	7,203,453
	Total Internet Software & Services	27,293,107

	IT Services – 3.7%

70,850	Alliance Data Systems Corporation, (2), (3)	17,138,615

273,935	Gartner Inc., (2), (3)	18,885,079

112,080	WEX Inc., (2)	10,756,318
	Total IT Services	46,780,012

	Leisure Equipment & Products – 1.4%

132,808	Polaris Industries Inc., (3)	17,840,099

	Life Sciences Tools & Services – 1.1%

281,345	Quintiles Transnational Corporation, (2), (3)	13,259,790

	Machinery – 5.2%

235,821	Flowserve Corporation	17,226,724

113,666	Graco Inc.	8,240,785

192,473	WABCO Holdings Inc., (2)	20,596,536

253,131	Wabtec Corporation	18,870,916
	Total Machinery	64,934,961

	Marine – 1.2%

149,402	Kirby Corporation, (2)	15,032,829

	Oil, Gas & Consumable Fuels – 6.1%

163,834	Concho Resources Inc., (2)	21,372,145

237,311	Diamondback Energy Inc., (2), (3)	17,072,153

220,013	Gulfport Energy Corporation, (2)	16,208,358

404,193	Matador Resources Company, (2)	11,608,423

140,976	Whiting Petroleum Corporation, (2)	10,392,751
	Total Oil, Gas & Consumable Fuels	76,653,830

	Paper & Forest Products – 1.1%

513,851	KapStone Paper and Packaging Corp., (2)	13,555,389

	Personal Products – 0.4%

74,498	Nu Skin Enterprises, Inc., Class A	6,481,326

	Pharmaceuticals – 6.6%

81,726	Actavis Inc., (2), (3)	16,699,074

145,572	Jazz Pharmaceuticals, Inc., (2)	19,637,663

459,825	Mylan Laboratories Inc., (2), (3)	23,349,914

212,059	Salix Pharmaceuticals Limited, (2), (3)	23,326,490
	Total Pharmaceuticals	83,013,141

Nuveen Investments	31

Nuveen Mid Cap Growth Opportunities Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Professional Services – 3.1%

181,411	IHS Inc., Class A, (2)	$21,883,609

202,838	Manpower Inc.	16,498,843
	Total Professional Services	38,382,452

	Road & Rail – 1.9%

372,711	Knight Transportation Inc.	8,844,432

640,434	Swift Transportation Company, Class A, (2), (3)	15,402,438
	Total Road & Rail	24,246,870

	Semiconductors & Equipment – 1.8%

1,214,717	Applied Materials, Inc.	23,152,506

	Software – 6.1%

287,419	Aspen Technology Inc., (2)	12,356,143

421,238	Electronic Arts Inc., (2)	11,921,035

117,141	NetSuite Inc., (2), (3)	9,056,171

212,367	ServiceNow Inc., (2)	10,558,887

193,068	Splunk Inc., (2)	10,535,721

136,892	Tableau Software Inc., Class A, (2)	7,566,021

59,849	Ultimate Software Group, Inc., (2)	7,159,736

101,123	Workday Inc., Class A, (2)	7,389,058
	Total Software	76,542,772

	Specialty Retail – 2.3%

26,878	AutoZone, Inc., (2), (3)	14,349,895

125,892	PetSmart Inc., (3)	8,520,371

93,898	Tractor Supply Company	6,313,702
	Total Specialty Retail	29,183,968

	Textiles, Apparel & Luxury Goods – 2.5%

189,214	Deckers Outdoor Corporation, (2), (3)	14,938,445

174,042	Michael Kors Holdings Limited, (2)	15,872,624
	Total Textiles, Apparel & Luxury Goods	30,811,069
	Total Long-Term Investments (cost $1,001,958,486)	1,217,965,072

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 17.5%

	Money Market Funds – 17.5%

219,024,271	Mount Vernon Securities Lending Prime Portfolio, 0.172%, (4), (5)	$219,024,271
	Total Investments Purchased with Collateral from Securities Lending (cost $219,024,271)	219,024,271

32	Nuveen Investments

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 3.3%

	Money Market Funds – 3.3%

40,971,046	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$40,971,046
	Total Short-Term Investments (cost $40,971,046)	40,971,046
	Total Investments (cost $1,261,953,803) – 117.9%	1,477,960,389
	Other Assets Less Liabilities – (17.9)%	(224,560,166)
	Net Assets – 100%	$1,253,400,223

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $213,715,134.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	33

Nuveen Small Cap Growth Opportunities Fund

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 126.1%

	COMMON STOCKS – 98.5%

	Aerospace & Defense – 1.5%

45,247	Orbital Sciences Corporation, (2)	$1,330,262

	Auto Components – 1.6%

22,955	Tenneco Inc., (2)	1,374,316

	Automobiles – 1.3%

18,582	Thor Industries, Inc., (3)	1,131,086

	Banks – 5.1%

72,497	Cathay General Bancorp.	1,710,929

49,487	East West Bancorp Inc.	1,707,796

46,066	Western Alliance Bancorporation, (2)	1,062,743
	Total Banks	4,481,468

	Biotechnology – 6.5%

9,514	Alkermes Inc., (2)	440,118

11,329	Alnylam Pharmaceuticals, Inc., (2)	561,125

27,610	Cepheid, Inc., (2), (3)	1,200,483

13,564	Cubist Pharmaceuticals Inc., (2), (3)	950,294

1,670	Intercept Pharmaceuticals Incorporated, (2), (3)	441,080

20,907	Intermune, Inc., (2), (3)	670,697

17,291	ISIS Pharmaceuticals, Inc., (2), (3)	460,114

10,203	Karyopharm Therapeutics Inc., (2), (3)	273,746

47,004	Keryx Biopharmaceuticals, Inc., (2), (3)	694,249
	Total Biotechnology	5,691,906

	Capital Markets – 2.9%

22,899	Evercore Partners Inc., Class A	1,223,494

28,823	Stifel Financial Corporation, (2), (3)	1,348,052
	Total Capital Markets	2,571,546

	Chemicals – 1.5%

28,646	H.B. Fuller Company	1,327,169

	Commercial Services & Supplies – 2.6%

62,626	Interface, Inc.	1,126,642

71,410	Steelcase Inc., Class A	1,176,837
	Total Commercial Services & Supplies	2,303,479

	Communications Equipment – 3.3%

54,144	Finisar Corporation, (2), (3)	1,415,866

34,263	Plantronics Inc.	1,492,839
	Total Communications Equipment	2,908,705

34	Nuveen Investments

Shares	Description (1)	Value

	Construction & Engineering – 3.1%

34,679	MasTec Inc., (2), (3)	$1,372,595

45,519	Tutor Perini Corporation, (2)	1,347,362
	Total Construction & Engineering	2,719,957

	Distributors – 1.5%

22,006	Pool Corporation, (3)	1,298,794

	Diversified Consumer Services – 1.2%

18,625	Capella Education Company	1,086,955

	Electrical Equipment – 1.8%

4,920	Acuity Brands Inc., (3)	612,884

42,021	Thermon Group Holdings Inc., (2)	1,000,940
	Total Electrical Equipment	1,613,824

	Energy Equipment & Services – 1.4%

10,887	Dril-Quip Inc., (2)	1,231,537

	Food Products – 2.4%

26,676	Annie’s Incorporated, (2)	867,237

16,782	Treehouse Foods Inc., (2)	1,255,965
	Total Food Products	2,123,202

	Health Care Equipment & Supplies – 7.8%

27,374	Align Technology, Inc., (2)	1,379,376

91,428	Endologix, Inc., (2)	1,159,307

50,291	Globus Medical Inc, Class A, (2)	1,228,106

93,475	Nxstage Medical, Inc., (2)	1,069,354

45,240	Quidel Corporation, (2), (3)	970,398

50,727	Spectranetics Corporation, (2)	1,078,456
	Total Health Care Equipment & Supplies	6,884,997

	Health Care Providers & Services – 2.9%

37,451	HealthSouth Corporation	1,297,303

25,467	Team Health Holdings Inc., (2), (3)	1,234,640
	Total Health Care Providers & Services	2,531,943

	Health Care Technology – 1.3%

9,022	AthenaHealth Inc., (2)	1,115,480

	Hotels, Restaurants & Leisure – 2.9%

52,876	Del Friscos Restaurant Group, (2)	1,375,305

17,186	Red Robin Gourmet Burgers, Inc., (2)	1,168,304
	Total Hotels, Restaurants & Leisure	2,543,609

	Household Durables – 1.1%

38,504	La-Z-Boy Inc.	932,952

Nuveen Investments	35

Nuveen Small Cap Growth Opportunities Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Internet & Catalog Retail – 1.1%

24,588	Shutterfly, Inc., (2), (3)	$1,006,387

	Internet Software & Services – 4.5%

24,733	DealerTrack Technologies Inc., (2), (3)	1,130,051

56,436	Perficient, Inc., (2)	1,031,086

12,267	Shutterstock Incorporated, (2)	889,480

28,860	Web.com Group, Inc., (2)	886,291
	Total Internet Software & Services	3,936,908

	IT Services – 1.3%

27,924	Heartland Payment Systems Inc., (3)	1,143,209

	Leisure Equipment & Products – 2.5%

21,404	Arctic Cat, Inc.	875,210

31,874	Brunswick Corporation	1,281,016
	Total Leisure Equipment & Products	2,156,226

	Machinery – 3.0%

31,687	Actuant Corporation, Class A	1,072,922

45,996	Altra Industrial Motion, Inc., (3)	1,571,223
	Total Machinery	2,644,145

	Oil, Gas & Consumable Fuels – 4.2%

31,935	Athlon Energy Inc., (2)	1,290,493

14,164	Diamondback Energy Inc., (2), (3)	1,018,958

30,135	Oasis Petroleum Inc., (2), (3)	1,401,579
	Total Oil, Gas & Consumable Fuels	3,711,030

	Paper & Forest Products – 1.0%

56,139	Louisiana-Pacific Corporation, (2), (3)	920,118

	Pharmaceuticals – 0.8%

58,080	Nektar Therapautics, (2), (3)	683,602

	Professional Services – 1.4%

46,108	TrueBlue Inc., (2)	1,233,389

	Road & Rail – 1.8%

64,581	Swift Transportation Company, Class A, (2), (3)	1,553,173

	Semiconductors & Equipment – 5.8%

28,634	Cavium Networks Inc., (2), (3)	1,213,223

93,880	MaxLinear, Inc., Class A, (2)	738,836

29,208	SunEdison Inc., (2), (3)	561,670

17,771	Synaptics, Inc., (2), (3)	1,104,468

80,970	Teradyne Inc., (3)	1,430,740
	Total Semiconductors & Equipment	5,048,937

36	Nuveen Investments

Shares	Description (1)	Value

	Software – 9.4%

20,101	Aspen Technology Inc., (2)	$864,142

97,695	Cadence Design Systems, Inc., (2), (3)	1,520,134

58,923	Infoblox, Incorporated, (2)	1,156,069

25,418	Micros Systems, Inc., (2)	1,309,027

32,927	Solarwinds, Inc., (2)	1,327,617

36,366	Synchronoss Technologies, Inc., (2)	1,106,981

8,042	Ultimate Software Group, Inc., (2)	962,064

591,081	VideoPropulsion Inc., (2), (4)	—
	Total Software	8,246,034

	Specialty Retail – 4.2%

26,827	Ann Inc., (2)	1,051,350

11,952	Genesco Inc., (2)	912,774

74,782	Sportsman’s Warehouse Holdings Inc., (2), (3)	787,454

81,621	Tilly’s Inc, Class A, (2)	922,317
	Total Specialty Retail	3,673,895

	Textiles, Apparel & Luxury Goods – 2.5%

15,693	G-III Apparel Group, Ltd., (2)	1,126,287

38,987	Vera Bradley Inc., (2), (3)	1,103,332
	Total Textiles, Apparel & Luxury Goods	2,229,619

	Trading Companies & Distributors – 1.3%

38,361	MRC Global Inc., (2)	1,119,756
	Total Long-Term Investments (cost $71,314,453)	86,509,615

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 27.6%

	Money Market Funds – 27.6%

24,216,118	Mount Vernon Securities Lending Prime Portfolio, 0.172%, (5), (6)	$24,216,118
	Total Investments Purchased with Collateral from Securities Lending (cost $24,216,118)	24,216,118

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 1.5%

	Money Market Funds – 1.5%

1,309,067	First American Treasury Obligations Fund, Class Z, 0.000%, (5)	$1,309,067
	Total Short-Term Investments (cost $1,309,067)	1,309,067
	Total Investments (cost $96,839,638) – 127.6%	112,034,800
	Other Assets Less Liabilities – (27.6)%	(24,266,725)
	Net Assets – 100%	$87,768,075

Nuveen Investments	37

Nuveen Small Cap Growth Opportunities Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $23,694,812.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

See accompanying notes to financial statements.

38	Nuveen Investments

Statement of

Assets and Liabilities	April 30, 2014 (Unaudited)

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Assets
Long-term investments, at value (cost $420,277,192, $1,001,958,486 and $71,314,453, respectively)	$575,702,700	$1,217,965,072	$86,509,615
Investments purchased with collateral from securities lending, at value (cost approximates value)	133,568,099	219,024,271	24,216,118
Short-term investments, at value (cost approximates value)	1,971,778	40,971,046	1,309,067
Receivable for:
Dividends	220,272	249,483	12,938
Due from broker	13,112	33,821	3,945
Investments sold	16,033,242	26,153,615	1,211,325
Shares sold	801,958	1,958,451	67,690
Other assets	14,606	29,031	116
Total assets	728,325,767	1,506,384,790	113,330,814
Liabilities
Payable for:
Collateral from securities lending program	133,568,099	219,024,271	24,216,118
Investments purchased	16,431,803	31,410,578	1,011,789
Shares redeemed	356,458	980,618	228,840
Accrued expenses:
Directors fees	17,817	35,916	839
Management fees	398,039	889,652	64,191
12b-1 distribution and service fees	48,586	120,824	11,442
Other	202,373	522,708	29,520
Total liabilities	151,023,175	252,984,567	25,562,739
Net assets	$577,302,592	$1,253,400,223	$87,768,075
Class A Shares
Net assets	$152,419,864	$367,757,518	$40,447,352
Shares outstanding	4,148,401	8,301,142	1,747,486
Net asset value (“NAV”) per share	$36.74	$44.30	$23.15
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$38.98	$47.00	$24.56
Class B Shares
Net assets	$680,014	$1,191,521	N/A
Shares outstanding	21,326	33,561	N/A
NAV and offering price per share	$31.89	$35.50	N/A
Class C Shares
Net assets	$14,555,974	$23,924,707	$2,391,822
Shares outstanding	444,063	628,919	120,299
NAV and offering price per share	$32.78	$38.04	$19.88
Class R3 Shares
Net assets	$9,750,733	$67,229,900	$2,041,801
Shares outstanding	272,745	1,573,887	91,124
NAV and offering price per share	$35.75	$42.72	$22.41
Class R6 Shares
Net assets	$25,255,019	$31,858,916	N/A
Shares outstanding	650,371	643,646	N/A
NAV and offering price per share	$38.83	$49.50	N/A
Class I Shares
Net assets	$374,640,988	$761,437,661	$42,887,100
Shares outstanding	9,660,361	15,407,306	1,661,235
NAV and offering price per share	$38.78	$49.42	$25.82
Net assets consist of:
Capital paid-in	$373,817,099	$901,879,815	$65,932,799
Undistributed (Over-distribution of) net investment income	(822,104)	(2,817,215)	(487,288)
Accumulated net realized gain (loss)	48,882,089	138,331,037	7,127,402
Net unrealized appreciation (depreciation)	155,425,508	216,006,586	15,195,162
Net assets	$577,302,592	$1,253,400,223	$87,768,075
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001

N/A – Fund does not offer share class.

See accompanying notes to financial statements.

Nuveen Investments	39

Statement of

Operations	Six Months Ended April 30, 2014 (Unaudited)

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Investment Income
Dividend and interest income (net of foreign tax withheld of $715, $11,616 and $—, respectively)	$2,459,763	$4,303,172	$145,215
Securities lending income, net	81,359	226,227	18,130
Total investment income	2,541,122	4,529,399	163,345
Expenses
Management fees	2,520,938	5,427,142	466,785
12b-1 service fees – Class A	199,033	460,806	52,979
12b-1 distribution and service fees – Class B	4,406	7,758	N/A
12b-1 distribution and service fees – Class C	75,246	117,580	12,372
12b-1 distribution and service fees – Class R3	27,571	127,712	5,126
Shareholder servicing agent fees and expenses	341,947	902,651	84,760
Custodian fees and expenses	54,014	109,185	13,440
Directors fees and expenses	8,746	18,167	1,334
Professional fees	25,166	37,068	13,488
Shareholder reporting expenses	35,494	50,726	10,624
Federal and state registration fees	42,066	45,634	27,364
Other expenses	4,601	5,192	4,016
Total expenses before fee waiver/expense reimbursement	3,339,228	7,309,621	692,288
Fee waiver/expense reimbursement	—	—	(52,345)
Net expenses	3,339,228	7,309,621	639,943
Net investment income (loss)	(798,106)	(2,780,222)	(476,598)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	49,797,965	139,756,073	7,802,863
Change in net unrealized appreciation (depreciation) of investments	(45,474,616)	(75,734,159)	(4,105,941)
Net realized and unrealized gain (loss)	4,323,349	64,021,914	3,696,922
Net increase (decrease) in net assets from operations	$3,525,243	$61,241,692	$3,220,324

N/A – Fund does not offer share class.

See accompanying notes to financial statements.

40	Nuveen Investments

Statement of

Changes in Net Assets (Unaudited)

	Large Cap Growth Opportunities		Mid Cap Growth Opportunities		Small Cap Growth Opportunities
	Six Months Ended 4/30/14	Year Ended 10/31/13	Six Months Ended 4/30/14	Year Ended 10/31/13	Six Months Ended 4/30/14	Year Ended 10/31/13
Operations
Net investment income (loss)	$(798,106)	$186,475	$(2,780,222)	$(2,686,015)	$(476,598)	$(856,488)
Net realized gain (loss) from investments and foreign currency	49,797,965	94,718,412	139,756,073	212,160,627	7,802,863	17,137,320
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(45,474,616)	53,500,002	(75,734,159)	98,520,305	(4,105,941)	13,068,234
Net increase (decrease) in net assets from operations	3,525,243	148,404,889	61,241,692	307,994,917	3,220,324	29,349,066
Distributions to Shareholders
From net investment income:
Class A	—	—	—	—	—	—
Class B(1)	—	—	—	—	N/A	—
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	—	—
Class R6(2)	—	—	—	—	N/A	N/A
Class I	—	—	—	—	—	—
From accumulated net realized gains:
Class A	(24,065,643)	(1,591,399)	(62,993,417)	(22,356,020)	(7,268,048)	(2,910,523)
Class B(1)	(170,802)	(18,638)	(356,324)	(215,259)	N/A	(56,611)
Class C	(2,511,114)	(155,108)	(4,481,915)	(1,457,568)	(475,333)	(141,702)
Class R3	(1,764,930)	(117,432)	(8,738,211)	(2,936,652)	(356,349)	(179,503)
Class R6(2)	(4,240,519)	—	(4,324,392)	—	N/A	N/A
Class I	(61,056,809)	(4,695,017)	(126,230,200)	(50,385,296)	(7,704,173)	(3,641,578)
Decrease in net assets from distributions to shareholders	(93,809,817)	(6,577,594)	(207,124,459)	(77,350,795)	(15,803,903)	(6,929,917)
Fund Share Transactions
Proceeds from sale of shares	54,873,868	114,942,764	156,278,372	168,827,689	8,319,288	14,883,118
Proceeds from shares issued to shareholders due to reinvestment of distributions	65,361,328	4,260,866	177,933,816	63,480,998	11,385,858	4,581,429
	120,235,196	119,203,630	334,212,188	232,308,687	19,705,146	19,464,547
Cost of shares redeemed	(78,229,234)	(210,714,464)	(164,058,624)	(344,129,810)	(12,749,625)	(36,554,233)
Net increase (decrease) in net assets from Fund share transactions	42,005,962	(91,510,834)	170,153,564	(111,821,123)	6,955,521	(17,089,686)
Net increase (decrease) in net assets	(48,278,612)	50,316,461	24,270,797	118,822,999	(5,628,058)	5,329,463
Net assets at the beginning of period	625,581,204	575,264,743	1,229,129,426	1,110,306,427	93,396,133	88,066,670
Net assets at the end of period	$577,302,592	$625,581,204	$1,253,400,223	$1,229,129,426	$87,768,075	$93,396,133
Undistributed (Over-distribution of) net investment income at the end of period	$(822,104)	$(23,998)	$(2,817,215)	$(36,993)	$(487,288)	$(10,690)

N/A – Fund does not offer, or no longer offers, share class.

(1)	– Class B Shares of Small Cap Growth Opportunities converted to Class A Shares at the close of business on October 28, 2013, and are no longer available through an exchange from other Nuveen mutual funds.
(2)	– Class R6 Shares were established and commenced operations on February 28, 2013.

See accompanying notes to financial statements.

Nuveen Investments	41

Financial

Highlights (Unaudited)

Large Cap Growth Opportunities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (1/95)
2014(f)	$43.26	$(.08)	$.30	$.22	$—	$(6.74)	$(6.74)	$36.74
2013	34.09	(.05)	9.63	9.58	—	(.41)	(.41)	43.26
2012	32.92	(.13)	2.46	2.33	—	(1.16)	(1.16)	34.09
2011	30.24	(.15)	2.83	2.68	—	—	—	32.92
2010	24.23	(.09)	6.15	6.06	(.05)	—	(.05)	30.24
2009	21.52	.05	2.68	2.73	(.02)	—	(.02)	24.23
Class B (3/99)
2014(f)	38.54	(.20)	.29	.09	—	(6.74)	(6.74)	31.89
2013	30.65	(.28)	8.58	8.30	—	(.41)	(.41)	38.54
2012	29.90	(.33)	2.24	1.91	—	(1.16)	(1.16)	30.65
2011	27.68	(.36)	2.58	2.22	—	—	—	29.90
2010	22.31	(.26)	5.63	5.37	—	—	—	27.68
2009	19.93	(.09)	2.47	2.38	—	—	—	22.31
Class C (9/01)
2014(f)	39.42	(.21)	.31	.10	—	(6.74)	(6.74)	32.78
2013	31.34	(.31)	8.80	8.49	—	(.41)	(.41)	39.42
2012	30.57	(.35)	2.28	1.93	—	(1.16)	(1.16)	31.34
2011	28.30	(.37)	2.64	2.27	—	—	—	30.57
2010	22.81	(.27)	5.76	5.49	—	—	—	28.30
2009	20.38	(.10)	2.53	2.43	—	—	—	22.81
Class R3 (11/00)
2014(f)	42.32	(.13)	.30	.17	—	(6.74)	(6.74)	35.75
2013	33.44	(.14)	9.43	9.29	—	(.41)	(.41)	42.32
2012	32.39	(.22)	2.43	2.21	—	(1.16)	(1.16)	33.44
2011	29.83	(.23)	2.79	2.56	—	—	—	32.39
2010	23.92	(.16)	6.07	5.91	—	—	—	29.83
2009	21.26	(.01)	2.67	2.66	—	—	—	23.92
Class R6 (2/13)
2014(f)	45.27	(.01)	.31	.30	—	(6.74)	(6.74)	38.83
2013(d)	37.47	(.02)	7.82	7.80	—	—	—	45.27
Class I (12/92)
2014(f)	45.24	(.03)	.31	.28	—	(6.74)	(6.74)	38.78
2013	35.55	.06	10.04	10.10	—	(.41)	(.41)	45.24
2012	34.19	(.04)	2.56	2.52	—	(1.16)	(1.16)	35.55
2011	31.33	(.06)	2.92	2.86	—	—	—	34.19
2010	25.09	(.03)	6.38	6.35	(.11)	—	(.11)	31.33
2009	22.31	.11	2.77	2.88	(.10)	—	(.10)	25.09

42	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

.31%	$152,420	1.25	%*	(.41 )%*	1.25	%*	(.41 )%*	32%
28.39	165,791	1.24		(.14)	1.24		(.14)	72
7.66	134,788	1.26		(.42)	1.23		(.39)	73
8.86	84,875	1.20		(.46)	1.20		(.46)	88
25.03	66,409	1.21		(.36)	1.20		(.35)	106
12.73	56,963	1.22		.24	1.22		.24	112

(.03)	680	2.00	*	(1.15)*	2.00	*	(1.15)*	32
27.38	1,061	1.99		(.84)	1.99		(.84)	72
7.00	1,481	2.00		(1.10)	1.98		(1.07)	73
8.02	2,411	1.95		(1.19)	1.95		(1.19)	88
24.07	3,473	1.96		(1.07)	1.95		(1.06)	106
11.94	4,749	1.97		(.48)	1.97		(.48)	112

.00	14,556	2.00	*	(1.17)*	2.00	*	(1.17)*	32
27.43	14,963	1.99		(.89)	1.99		(.89)	72
6.88	11,193	2.01		(1.16)	1.98		(1.14)	73
8.02	7,832	1.95		(1.21)	1.95		(1.21)	88
24.07	4,220	1.96		(1.09)	1.95		(1.08)	106
11.92	4,509	1.97		(.51)	1.97		(.51)	112

.19	9,751	1.50	*	(.66 )*	1.50	*	(.66 )*	32
28.07	11,320	1.49		(.39)	1.49		(.39)	72
7.40	9,658	1.51		(.70)	1.48		(.67)	73
8.58	3,431	1.45		(.72)	1.45		(.72)	88
24.71	742	1.46		(.60)	1.45		(.59)	106
12.51	667	1.47		(.05)	1.47		(.05)	112

.50	25,255	.90	*	(.06 )*	.90	*	(.06 )*	32
20.82	28,966	.91	*	(.06 )*	.91	*	(.06 )*	72

.45	374,641	1.00	*	(.17 )*	1.00	*	(.17 )*	32
28.69	403,480	.99		.14	.99		.14	72
7.94	418,144	1.01		(.13)	.98		(.11)	73
9.13	435,619	.95		(.17)	.95		(.17)	88
25.34	546,605	.96		(.11)	.95		(.10)	106
13.02	482,222	.97		.48	.97		.48	112

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period February 28, 2013 (commencement of operations) through October 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended April 30, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	43

Financial Highlights (Unaudited) (continued)

Mid Cap Growth Opportunities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (1/95)
2014(f)	$51.11	$(.14)	$2.48	$2.34	$—	$(9.15)	$(9.15)	$44.30
2013	42.38	(.17)	12.05	11.88	—	(3.15)	(3.15)	51.11
2012	41.36	(.16)	2.77	2.61	—	(1.59)	(1.59)	42.38
2011	37.26	(.22)	4.32	4.10	—	—	—	41.36
2010	28.83	(.18)	8.61	8.43	—	—	—	37.26
2009	23.88	(.08)	5.03	4.95	—	—	—	28.83
Class B (3/99)
2014(f)	42.86	(.25)	2.04	1.79	—	(9.15)	(9.15)	35.50
2013	36.30	(.42)	10.13	9.71	—	(3.15)	(3.15)	42.86
2012	35.93	(.42)	2.38	1.96	—	(1.59)	(1.59)	36.30
2011	32.62	(.46)	3.77	3.31	—	—	—	35.93
2010	25.43	(.37)	7.56	7.19	—	—	—	32.62
2009	21.22	(.23)	4.44	4.21	—	—	—	25.43
Class C (9/01)
2014(f)	45.29	(.27)	2.17	1.90	—	(9.15)	(9.15)	38.04
2013	38.17	(.45)	10.72	10.27	—	(3.15)	(3.15)	45.29
2012	37.70	(.43)	2.49	2.06	—	(1.59)	(1.59)	38.17
2011	34.21	(.49)	3.98	3.49	—	—	—	37.70
2010	26.67	(.39)	7.93	7.54	—	—	—	34.21
2009	22.26	(.24)	4.65	4.41	—	—	—	26.67
Class R3 (12/00)
2014(f)	49.65	(.19)	2.41	2.22	—	(9.15)	(9.15)	42.72
2013	41.35	(.27)	11.72	11.45	—	(3.15)	(3.15)	49.65
2012	40.50	(.27)	2.71	2.44	—	(1.59)	(1.59)	41.35
2011	36.58	(.31)	4.23	3.92	—	—	—	40.50
2010	28.37	(.26)	8.47	8.21	—	—	—	36.58
2009	23.56	(.14)	4.95	4.81	—	—	—	28.37
Class R6 (2/13)
2014(f)	55.97	(.06)	2.74	2.68	—	(9.15)	(9.15)	49.50
2013(d)	46.61	(.05)	9.41	9.36	—	—	—	55.97
Class I (12/89)
2014(f)	55.93	(.09)	2.73	2.64	—	(9.15)	(9.15)	49.42
2013	45.97	(.06)	13.17	13.11	—	(3.15)	(3.15)	55.93
2012	44.62	(.06)	3.00	2.94	—	(1.59)	(1.59)	45.97
2011	40.09	(.10)	4.63	4.53	—	—	—	44.62
2010	30.94	(.11)	9.26	9.15	—	—	—	40.09
2009	25.57	(.02)	5.39	5.37	—	—	—	30.94

44	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

4.91%	$367,758	1.30	%*	(.58 )%*	1.30	%*	(.58 )%*	48%
30.27	355,086	1.30		(.38)	1.29		(.38)	108
6.88	306,507	1.30		(.42)	1.27		(.39)	113
11.00	289,038	1.26		(.53)	1.26		(.53)	114
29.24	275,040	1.23		(.57)	1.23		(.57)	114
20.73	231,743	1.23		(.33)	1.23		(.33)	123

4.50	1,192	2.05	*	(1.29)*	2.05	*	(1.29)*	48
29.29	1,906	2.06		(1.11)	2.05		(1.11)	108
6.08	2,576	2.05		(1.18)	2.02		(1.15)	113
10.15	4,127	2.01		(1.26)	2.01		(1.26)	114
28.27	5,490	1.98		(1.31)	1.98		(1.31)	114
19.84	6,762	1.98		(1.06)	1.98		(1.06)	123

4.51	23,925	2.05	*	(1.34)*	2.05	*	(1.34)*	48
29.33	22,181	2.05		(1.14)	2.04		(1.13)	108
6.06	17,874	2.05		(1.16)	2.02		(1.13)	113
10.20	14,314	2.01		(1.28)	2.01		(1.28)	114
28.27	13,564	1.98		(1.32)	1.98		(1.32)	114
19.81	12,894	1.98		(1.07)	1.98		(1.07)	123

4.77	67,230	1.55	*	(.84 )*	1.55	*	(.84 )*	48
29.97	47,168	1.55		(.63)	1.54		(.63)	108
6.59	38,869	1.55		(.67)	1.52		(.64)	113
10.72	34,929	1.51		(.77)	1.51		(.77)	114
28.94	33,772	1.48		(.82)	1.48		(.82)	114
20.42	26,822	1.48		(.59)	1.48		(.59)	123

5.11	31,859	.92	*	(.22 )*	.92	*	(.22 )*	48
20.12	25,874	.92	*	(.14 )*	.92	*	(.14 )*	108

5.03	761,438	1.05	*	(.33 )*	1.05	*	(.33 )*	48
30.60	776,915	1.05		(.13)	1.04		(.12)	108
7.13	744,480	1.05		(.17)	1.02		(.14)	113
11.30	728,843	1.01		(.21)	1.01		(.21)	114
29.57	993,053	.98		(.31)	.98		(.31)	114
21.00	907,825	.98		(.09)	.98		(.09)	123

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period February 28, 2013 (commencement of operations) through October 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended April 30, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	45

Financial Highlights (Unaudited) (continued)

Small Cap Growth Opportunities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (8/95)
2014(e)	$27.13	$(.14)	$.97	$.83	$—	$(4.81)	$(4.81)	$23.15
2013	21.25	(.26)	7.93	7.67	—	(1.79)	(1.79)	27.13
2012	20.41	(.21)	1.35	1.14	—	(.30)	(.30)	21.25
2011	19.04	(.24)	1.61	1.37	—	—	—	20.41
2010	14.55	(.18)	4.67	4.49	—	—	—	19.04
2009	11.96	(.11)	2.70	2.59	—	—	—	14.55
Class C (9/01)
2014(e)	24.05	(.20)	.84	.64	—	(4.81)	(4.81)	19.88
2013	19.17	(.38)	7.05	6.67	—	(1.79)	(1.79)	24.05
2012	18.58	(.34)	1.23	.89	—	(.30)	(.30)	19.17
2011	17.46	(.36)	1.48	1.12	—	—	—	18.58
2010	13.44	(.28)	4.30	4.02	—	—	—	17.46
2009	11.13	(.19)	2.50	2.31	—	—	—	13.44
Class R3 (12/00)
2014(e)	26.45	(.16)	.93	.77	—	(4.81)	(4.81)	22.41
2013	20.81	(.30)	7.73	7.43	—	(1.79)	(1.79)	26.45
2012	20.04	(.26)	1.33	1.07	—	(.30)	(.30)	20.81
2011	18.74	(.29)	1.59	1.30	—	—	—	20.04
2010	14.36	(.22)	4.60	4.38	—	—	—	18.74
2009	11.83	(.16)	2.69	2.53	—	—	—	14.36
Class I (8/95)
2014(e)	29.68	(.12)	1.07	.95	—	(4.81)	(4.81)	25.82
2013	23.03	(.21)	8.65	8.44	—	(1.79)	(1.79)	29.68
2012	22.04	(.17)	1.46	1.29	—	(.30)	(.30)	23.03
2011	20.51	(.19)	1.72	1.53	—	—	—	22.04
2010	15.63	(.15)	5.03	4.88	—	—	—	20.51
2009	12.81	(.09)	2.91	2.82	—	—	—	15.63

46	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

3.39%	$40,447	1.58	%*	(1.23)%*	1.47	%*	(1.12)%*	51%
39.22	40,965	1.55		(1.17)	1.46		(1.09)	119
5.73	35,306	1.72		(1.21)	1.47		(.97)	118
7.20	36,188	1.54		(1.19)	1.47		(1.12)	118
30.86	39,501	1.68		(1.26)	1.47		(1.05)	142
21.66	30,202	1.79		(1.21)	1.47		(.89)	169

3.03	2,392	2.33	*	(1.98)*	2.22	*	(1.87)*	51
38.17	2,350	2.30		(1.91)	2.22		(1.83)	119
4.93	1,568	2.46		(1.96)	2.22		(1.72)	118
6.41	1,546	2.29		(1.94)	2.22		(1.87)	118
29.91	1,596	2.43		(2.01)	2.22		(1.80)	142
20.75	1,341	2.54		(1.98)	2.22		(1.66)	169

3.24	2,042	1.83	*	(1.48)*	1.72	*	(1.37)*	51
38.86	1,941	1.80		(1.40)	1.72		(1.32)	119
5.48	2,395	1.96		(1.46)	1.72		(1.22)	118
6.94	2,334	1.79		(1.44)	1.72		(1.37)	118
30.50	2,185	1.93		(1.52)	1.72		(1.31)	142
21.39	1,469	2.04		(1.56)	1.72		(1.24)	169

3.52	42,887	1.33	*	(.98 )*	1.22	*	(.87 )*	51
39.55	48,141	1.30		(.90)	1.22		(.82)	119
5.99	48,111	1.47		(.96)	1.22		(.72)	118
7.46	63,866	1.31		(.94)	1.22		(.84)	118
31.22	141,215	1.43		(1.01)	1.22		(.80)	142
22.01	103,423	1.54		(.99)	1.22		(.67)	169

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	47

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Large Cap Growth Opportunities Fund (“Large Cap Growth Opportunities”), Nuveen Mid Cap Growth Opportunities Fund (“Mid Cap Growth Opportunities”) and Nuveen Small Cap Growth Opportunities Fund (“Small Cap Growth Opportunities”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Agreement and Plan of Merger

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the “Purchase Agreement”) to acquire Nuveen, the parent company of the Adviser. The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary Nuveen Fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940) of the investment management agreements between the Nuveen Funds and the Adviser and the investment sub-advisory agreements between the Adviser and each Nuveen Fund’s sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/ Trustees of the Nuveen Funds (the “Board”) will consider a new investment management agreement with the Adviser and new investment sub-advisory agreements with each sub-adviser. If approved by the Board, the new agreements will be presented to the Nuveen Funds’ shareholders for approval, and, if so approved by shareholders, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Investment Objectives and Principal Investment Strategies

Large Cap Growth Opportunities’ investment objective is long-term growth of capital. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes, in common stocks of large-capitalization companies, defined as companies that have market capitalizations of $5 billion or greater.

Mid Cap Growth Opportunities’ investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes, in common stocks of mid-capitalization companies. At the time of any purchase, mid-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell Midcap® Index immediately after its most recent reconstitution. It is expected that reconstitution of the index will occur each year at the end of June. Immediately after the most recent reconstitution, the range was $1.8 billion to $21.5 billion.

Small Cap Growth Opportunities’ investment objective is growth of capital. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes, in common stocks of small-capitalization companies, defined as companies that have market capitalizations of less than $3 billion.

Each Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. In addition, each Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar-denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of each Fund’s total assets may be invested in equity securities of emerging market issuers. Each Fund may utilize options, futures contracts, options on futures contracts and forward foreign currency exchanges contracts (“derivatives”). Each Fund may use these derivatives to manage market or business risk, enhance each Fund’s return, or hedge against adverse movements in currency exchange rates.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

48	Nuveen Investments

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Large Cap Growth Opportunities and Mid Cap Growth Opportunities issued Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares were not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an upfront sales charge but incur a .25% annual 12b-1 distribution and a .25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees. Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees and expenses” on the Statement of Operations and are prorated among the classes based on relative net assets, are not charged to Class R6 Shares.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Nuveen Investments	49

Notes to Financial Statements (Unaudited) (continued)

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

As of April 30, 2014, the Funds were invested in securities lending transactions that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which may represent a transfer from a Level 1 to a Level 2 security.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

50	Nuveen Investments

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Large Cap Growth Opportunities	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks	$575,702,700	$—	$—		$575,702,700
Investments Purchased with Collateral from Securities Lending	133,568,099	—	—		133,568,099
Short-Term Investments:
Money Market Funds	1,971,778	—	—		1,971,778
Total	$711,242,577	$—	$—		$711,242,577

Mid Cap Growth Opportunities
Long-Term Investments*:
Common Stocks	$1,217,965,072	$—	$—		$1,217,965,072
Investments Purchased with Collateral from Securities Lending	219,024,271	—	—		219,024,271
Short-Term Investments:
Money Market Funds	40,971,046	—	—		40,971,046
Total	$1,477,960,389	$—	$—		$1,477,960,389

Small Cap Growth Opportunities
Long-Term Investments*:
Common Stocks	$86,509,615	$—	$—	**	$86,509,615
Investments Purchased with Collateral from Securities Lending	24,216,118	—	—		24,216,118
Short-Term Investments:
Money Market Funds	1,309,067	—	—		1,309,067
Total	$112,034,800	$—	$—	**	$112,034,800
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Value equals zero as of the end of the reporting period. Refer to the Fund’s Portfolio of Investments for security classified as Level 3.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

Nuveen Investments	51

Notes to Financial Statements (Unaudited) (continued)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments and derivatives are recognized as a component of “Net realized gain (loss) from investments,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments,” on the Statement of Operations, when applicable.

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 102%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The Funds’ custodian serves as the securities lending agent for the Funds. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities.

The following table presents the securities out on loan for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those securities.

Fund	Counterparty	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Large Cap Growth Opportunities	U.S. Bank	$131,682,037	$(131,682,037)	$—
Mid Cap Growth Opportunities	U.S. Bank	213,715,134	(213,715,134)	—
Small Cap Growth Opportunities	U.S. Bank	23,694,812	(23,694,812)	—
*	As of April 30, 2014, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.

52	Nuveen Investments

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income, net” Securities lending fees paid by each Fund during the six months ended April 30, 2014, was as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Securities lending fees paid	$6,189	$25,263	$2,123

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the six months ended April 30, 2014.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments	53

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Large Cap Growth Opportunities
	Six Months Ended 4/30/14		Year Ended 10/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	355,717	$13,922,138	823,108	$30,676,675
Class A – automatic conversion of Class B Shares	3,349	132,288	8,987	328,456
Class B – exchanges	122	4,030	1,077	34,962
Class C	81,089	2,785,117	142,887	4,743,351
Class R3	27,280	1,036,856	92,524	3,365,668
Class R6(1)	8,132	330,288	122,336	5,216,225
Class R6(1) – exchange of Class I Shares	—	—	591,770	22,173,634
Class I	851,215	36,663,151	1,263,806	48,403,793
Shares issued to shareholders due to reinvestment of distributions:
Class A	630,386	23,444,052	44,624	1,507,852
Class B	5,225	169,118	607	18,394
Class C	49,147	1,634,630	3,158	97,877
Class R3	46,697	1,691,378	3,455	114,428
Class R6(1)	99,034	3,887,080	—	—
Class I	880,547	34,535,070	71,535	2,522,315
	3,037,940	120,235,196	3,169,874	119,203,630
Shares redeemed:
Class A	(673,698)	(27,563,715)	(997,597)	(37,345,726)
Class B	(7,714)	(264,154)	(12,436)	(418,617)
Class B – automatic conversion of Class A Shares	(3,831)	(132,288)	(10,036)	(328,456)
Class C	(65,725)	(2,295,806)	(123,684)	(4,173,300)
Class R3	(68,750)	(2,640,395)	(117,251)	(4,200,986)
Class R6(1)	(96,637)	(4,009,049)	(74,264)	(3,085,237)
Class I	(990,099)	(41,323,827)	(3,587,032)	(138,988,508)
Class I – exchange to Class R6 Shares	—	—	(591,770)	(22,173,634)
	(1,906,454)	(78,229,234)	(5,514,070)	(210,714,464)
Net increase (decrease)	1,131,486	$42,005,962	(2,344,196)	$(91,510,834)
(1)	Class R6 shares were established and commenced operations on February 28, 2013.

54	Nuveen Investments

	Mid Cap Growth Opportunities
	Six Months Ended 4/30/14		Year Ended 10/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,073,109	$49,652,228	967,888	$43,279,883
Class A – automatic conversion of Class B Shares	2,452	117,329	6,681	293,814
Class B – exchanges	416	15,180	56	2,000
Class C	87,339	3,528,364	93,837	3,753,518
Class R3	622,526	26,753,434	237,619	10,411,156
Class R6(1)	161,612	8,304,027	280,298	15,265,317
Class R6(1) – exchange of Class I Shares	—	—	214,584	10,001,758
Class I	1,314,445	67,907,810	1,771,048	85,820,243
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,436,403	62,339,930	560,975	22,119,255
Class B	9,969	347,701	6,290	209,390
Class C	103,317	3,860,963	35,529	1,249,541
Class R3	208,302	8,725,765	76,412	2,933,461
Class R6(1)	81,352	3,939,057	—	—
Class I	2,040,943	98,720,400	858,554	36,969,351
	7,142,185	334,212,188	5,109,771	232,308,687
Shares redeemed:
Class A	(1,157,982)	(53,764,398)	(1,821,251)	(81,706,324)
Class B	(18,281)	(698,276)	(24,951)	(932,323)
Class B – automatic conversion of Class A Shares	(3,004)	(117,329)	(7,906)	(293,814)
Class C	(51,491)	(2,087,863)	(107,877)	(4,259,516)
Class R3	(206,936)	(9,140,581)	(304,025)	(13,132,273)
Class R6(1)	(61,605)	(3,237,004)	(32,595)	(1,652,857)
Class I	(1,839,301)	(95,013,173)	(4,719,486)	(232,150,945)
Class I – exchange to Class R6 Shares	—	—	(214,584)	(10,001,758)
	(3,338,600)	(164,058,624)	(7,232,675)	(344,129,810)
Net increase (decrease)	3,803,585	$170,153,564	(2,122,904)	$(111,821,123)

	Small Cap Growth Opportunities
	Six Months Ended 4/30/14		Year Ended 10/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	80,526	$2,006,051	125,377	$2,921,044
Class A – automatic conversion of Class B Shares	—	—	21,591	578,617
Class C	12,757	275,842	31,386	664,912
Class R3	10,734	257,272	31,619	702,677
Class I	211,521	5,780,123	378,613	10,015,868
Shares issued to shareholders due to reinvestment of distributions:
Class A	310,819	7,052,473	139,900	2,770,011
Class B(2)	—	—	3,379	56,611
Class C	23,622	461,582	7,502	132,547
Class R3	16,212	356,349	9,277	179,503
Class I	139,061	3,515,454	66,763	1,442,757
	805,252	19,705,146	815,407	19,464,547
Shares redeemed:
Class A	(153,645)	(3,742,197)	(438,406)	(10,180,374)
Class B(2)	—	—	(15,365)	(305,023)
Class B(2) – automatic conversion of Class A Shares	—	—	(25,623)	(578,617)
Class C	(13,777)	(292,006)	(22,982)	(464,777)
Class R3	(9,205)	(215,974)	(82,576)	(1,806,471)
Class I	(311,146)	(8,499,448)	(912,572)	(23,218,971)
	(487,773)	(12,749,625)	(1,497,524)	(36,554,233)
Net increase (decrease)	317,479	$6,955,521	(682,117)	$(17,089,686)
(1)	Class R6 Shares were established and commenced operations on February 28, 2013.
(2)	Class B Shares of Small Cap Growth Opportunities converted to Class A Shares at the close of business on October 28, 2013, and are no longer available through an exchange from other Nuveen mutual funds.

Nuveen Investments	55

Notes to Financial Statements (Unaudited) (continued)

5. Investment Transactions

Purchases and sales (excluding investments purchased with collateral from securities lending and short-term investments) during the six months ended April 30, 2014, were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Purchases	$198,542,598	$602,432,763	$46,573,636
Sales	252,647,384	648,264,258	52,066,760

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of April 30, 2014, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Cost of investments	$556,392,557	$1,263,592,218	$97,524,053
Gross unrealized:
Appreciation	$164,172,220	$239,269,273	$17,406,350
Depreciation	(9,322,200)	(24,901,102)	(2,895,603)
Net unrealized appreciation (depreciation) of investments	$154,850,020	$214,368,171	$14,510,747

Permanent differences, primarily due to net operating losses, tax equalization and investments in partnerships, resulted in reclassifications among the Funds’ components of net assets as of October 31, 2013, the Funds’ last tax year end, as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Capital paid-in	$45,705	$5,283	$56,571
Undistributed (Over-distribution of) net investment income	897,617	4,966,603	856,488
Accumulated net realized gain (loss)	(943,322)	(4,971,886)	(913,059)

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2013, the Funds’ last tax year end, were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Undistributed net ordinary income(1)	$10,008,087	$15,419,469	$7,443,311
Undistributed net long-term capital gains	83,461,343	191,918,368	8,369,546
(1)	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

56	Nuveen Investments

The tax character of distributions paid during the Funds’ last tax year ended October 31, 2013, was designated for purposes of the dividends paid deduction as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Distributions from net ordinary income(1)	$—	$—	$1,929,944
Distributions from net long-term capital gains	6,577,594	77,350,795	4,999,973
(1)	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

During the Funds’ last tax year ended October 31, 2013, there were no capital losses generated.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Large Cap Growth Opportunities Fund-Level Fee Rate	Mid Cap Growth Opportunities Fund-Level Fee Rate	Small Cap Growth Opportunities Fund-Level Fee Rate
For the first $125 million	.6500%	.7000%	.8000%
For the next $125 million	.6375	.6875	.7875
For the next $250 million	.6250	.6750	.7750
For the next $500 million	.6125	.6625	.7625
For the next $1 billion	.6000	.6500	.7500
For net assets over $2 billion	.5750	.6250	.7250

Nuveen Investments	57

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2014, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
Large Cap Growth Opportunities	.1953%
Mid Cap Growth Opportunities	.1927
Small Cap Growth Opportunities	.2000

The Adviser has contractually agreed to waive fees and/or reimburse expenses of Small Cap Growth Opportunities so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding any acquired fund fees and expenses, do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table:

	Class A Shares	Class C Shares	Class R3 Shares	Class I Shares	Expiration Date
Small Cap Growth Opportunities	1.47%	2.22%	1.72%	1.22%	February 28, 2015

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended April 30, 2014, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Sales charges collected	$35,893	$87,105	$12,046
Paid to financial intermediaries	31,511	77,042	10,562

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended April 30, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Commission advances	$13,878	$26,064	$1,873

58	Nuveen Investments

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares and C Shares during the first year following a purchase were retained by the Distributor. During the six months ended April 30, 2014, the Distributor retained such 12b-1 fees as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
12b-1 fees retained	$14,110	$18,525	$2,130

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended April 30, 2014, as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
CDSC retained	$5,665	$1,548	$198

8. Subsequent Events

Effective at the close of business on June 23, 2014 Class B Shares of Large Cap Growth Opportunities and Mid Cap Growth Opportunities converted to Class A Shares and are no longer available through an exchange from other Nuveen mutual funds.

Nuveen Investments	59

Additional

Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian U.S. Bank National Association Milwaukee, WI 53202	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

60	Nuveen Investments

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Mid-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 2000® Growth Index: An index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell Midcap® Growth Index: An index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Nuveen Investments	61

Annual Investment Management Agreement

Approval Process (Unaudited)

I. The Approval Process

The Board of Directors of each Fund (each, a “Board” and each Director, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the respective Fund and determining whether to approve or continue such Fund’s advisory agreement (each, an “Original Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and sub-advisory agreement (each, an “Original Sub-Advisory Agreement” and, together with the Original Investment Management Agreement, the “Original Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), each Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. (“Nuveen”) by TIAA-CREF (the “Transaction”). For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Funds and references to the “Board” refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved for each Fund a new advisory agreement (each, a “New Investment Management Agreement”) between the Fund and the Adviser and a new sub-advisory agreement (each, a “New Sub-Advisory Agreement” and, together with the New Investment Management Agreement, the “New Advisory Agreements”) between the Adviser and the Sub-Adviser, each on behalf of the respective Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the “Fund Advisers” and each, a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers’ employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and the Fund Advisers including, among other things: the nature, extent and quality of services provided by

62	Nuveen Investments

each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of each Fund’s performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain equity and fixed income teams of the Sub-Adviser in September 2013 and met with the Sub-Adviser’s municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the

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services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

1. The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates provide to each Fund; the performance record of each Fund (as described in further detail below); and any initiatives Nuveen had taken for the open-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Adviser generally provides the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters).

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end funds, including, among other things: the continued focus on enhancing the product line through the development of new funds, including the development of alternative strategies

64	Nuveen Investments

reflecting trends in the industry; the enhanced support provided to the Board by providing comprehensive in-depth presentations to the Open-End Funds Committee; and the development of a new class of shares for certain funds.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing each Fund, developments affecting the Sub-Adviser or the Funds and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Funds. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen’s supervision of the Funds’ service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Fund under the respective Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to each Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of each Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but

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would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to each Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B. The Investment Performance of the Funds and Fund Advisers

1. The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of each Fund’s performance and the applicable investment team. In considering each Fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014. This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•

The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For funds classified with less relevant Performance Peer Groups, the Board considered a fund’s performance compared to its benchmark to help assess the fund’s comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund’s performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its

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benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.[i] While the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted that the Nuveen Mid Cap Growth Opportunities Fund (“Mid Cap Growth Opportunities Fund”) had demonstrated generally favorable performance in comparison to its peers, performing in the first or second quartile over various periods, and that the Nuveen Large Cap Growth Opportunities Fund (“Large Cap Growth Opportunities Fund”) had demonstrated satisfactory performance compared to its peers, performing in the second or third quartile over various periods. In addition, the Board noted that the Nuveen Small Cap Growth Opportunities Fund (“Small Cap Growth Opportunities Fund”) had also demonstrated satisfactory performance. In this regard, although the Fund performed in the fourth quartile in the three-year period, it was in the third quartile in the one-year period and the second quartile in the five-year period.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

2. The New Advisory Agreements

With respect to the performance of each Fund, the Board considered that the portfolio investment personnel responsible for the management of the respective Fund portfolios were expected to continue to manage such portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction. Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund, reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that the Funds had net management fees that were slightly higher or higher than the respective peer averages, but net expense ratios (including fee waivers and expense reimbursements) that were below or in line with the respective peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser

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reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to non-municipal funds, such other clients of a Fund Adviser may include: separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, collective trust funds and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

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In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the Funds were reasonable.

4. The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction (i) not to increase contractual management fee rates for any Nuveen fund and (ii) not to raise expense cap levels for any Nuveen fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2. The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

E. Indirect Benefits

1. The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which include fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. Each Fund’s portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and their shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

2. The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F. Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•	Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase contractual management fee rates for any fund and (ii) not to raise expense cap levels for any fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•	The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or the New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•	The reputation, financial strength and resources of TIAA-CREF.

•	The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•	The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

70	Nuveen Investments

II. Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved for each Fund an interim advisory agreement (the “Interim Investment Management Agreement”) between the respective Fund and the Adviser and an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. If necessary to assure continuity of advisory services, each respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

i	The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

Nuveen Investments	71

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $225 billion as of March 31, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-FCGO-0414P

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report April 30, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class B	Class C	Class R3	Class I

Nuveen Large Cap Select Fund	FLRAX	—	FLYCX	—	FLRYX
Nuveen Small Cap Select Fund	EMGRX	ARSBX	FHMCX	ASEIX	ARSTX

NUVEEN INVESTMENTS TO BE ACQUIRED BY TIAA-CREF

On April 14, 2014, TIAA-CREF announced that it had entered into an agreement to acquire Nuveen Investments, the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management (as of March 31, 2014) and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen anticipates that it will operate as a separate subsidiary within TIAA-CREF’s asset management business, and that its current leadership and key investment teams will stay in place.

Your fund investment will not change as a result of Nuveen’s change of ownership. You will still own the same fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your fund’s sub-adviser(s) will continue to manage your fund according to the same objectives and policies as before, and we do not anticipate any significant changes to your fund’s operations. Under the securities laws, the consummation of the transaction will result in the automatic termination of the investment management agreements between the funds and NFAL and the investment sub-advisory agreements between NFAL and each fund’s sub-adviser(s). New agreements will be presented to the funds’ shareholders for approval, and, if approved, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction, expected to be completed by year end, is subject to customary closing conditions.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

After significant growth in 2013, domestic and international equity markets have been less compelling during the first part of 2014. Concerns about deflation, political uncertainty in many places and the potential for more fragile economies to impact other countries have produced uncertainty in the markets.

Europe is beginning to emerge slowly from recession in mid-2013, with improved GDP and employment trends in some countries. However, Japan’s deflationary headwinds have resurfaced; and China shows signs of slowing from credit distress combined with declines in manufacturing and exports. Most recently, tensions between Russia and Ukraine may continue to hold back stocks and support government bonds in the near term.

Despite these headwinds, there are some encouraging signs of forward momentum in the markets. In the U.S., the news is more positive with financial risks slowly receding, positive GDP trends, downward trending unemployment and stronger household finances and corporate spending.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

June 23, 2014

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Large Cap Select Fund

Nuveen Small Cap Select Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments Inc.

David Chalupnik, CFA, and Tony Burger, CFA, are the portfolio managers for the Nuveen Large Cap Select Fund. David assumed portfolio management responsibilities in 2003 and Tony joined the management team for the Fund in 2004.

Mark Traster, CFA, and Gregory Ryan, CFA, are the portfolio managers for the Nuveen Small Cap Select Fund. Mark assumed portfolio manager responsibilities in 2008 and Gregory joined the portfolio management team for the Fund in 2013.

On the following pages, the portfolio management teams for the Funds examine key investment strategies and the Funds’ performance for the six-month reporting period ended April 30, 2014.

Nuveen Large Cap Select Fund

How did the Fund perform during the six-month reporting period ended April 30, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2014. The Fund’s Class A Shares at net asset value (NAV) underperformed the S&P 500® Index and the Lipper classification average during the six-month reporting period.

What strategies were used to manage the Fund during the six-month reporting period? How did these strategies influence performance?

The Fund pursues a long-term capital appreciation strategy by investing primarily in the common stocks of companies that have market capitalizations of $5 billion or greater at the time of purchase. During the reporting period, we continued to utilize our deep, rigorous research approach to find and invest in stocks that we believed had strong and/or improving fundamentals, attractive valuations and a catalyst for future positive relative price performance. We also continued to shift the Fund’s portfolio to areas of the market that our research suggested were particularly attractive. Throughout this six-month reporting period, the Fund emphasized domestic and global cyclical sectors and stocks that appeared to have solid fundamentals and attractive valuations in the context of a slowly improving global economic backdrop. Stocks that we sold generally faced an expected or actual deterioration in their fundamental earnings outlook, the realization or removal of the expected catalyst or excessive valuation.

The Fund’s underperformance of its benchmarks was primarily driven by stock selection in three sectors: consumer discretionary, health care and financials. As severe winter weather across much of the nation weighed on U.S. growth, the Fund’s overall cyclical tilt also hindered results during the six-month reporting period. In particular, a fairly significant overweight in consumer discretionary stocks detracted from the Fund’s total return as the sector was the second worst performing area within the S&P 500® Index. However, we deemed the weather-related setback affecting this sector as temporary and maintained the Fund’s overweight. The three greatest individual laggards from the discretionary area included office supplies chain Staples Inc., electronics retailer Best Buy Co. Inc. and American mass media company Liberty Media Corporation. Staples was negatively impacted by poor sales, which were partly due to the cold weather combined with a slower-than-expected merger between two of its industry peers. Although we continued to believe the office supply industry would restructure and employment figures would improve, we sold Staples during the

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

reporting period as we saw increased competition from other retailers who continued to build out their office supply offerings. In the case of Best Buy, its shares fell significantly in mid-January 2014 after tripling in value during 2013. The company reported a decline in holiday sales, which caused investors to call its CEO’s turnaround strategy into question. However, we continued to hold Best Buy because of our belief that the turnaround is on track and will gain momentum going forward. The third company, Liberty Media, experienced its stock price decline throughout the six-month reporting period after one of its larger holdings (Sirius XM Radio) issued forward-looking guidance for self-pay net subscriber additions in 2014 that was below the level achieved in 2013 and well below analysts’ expectations. We are also maintaining the Fund’s position in Liberty Media because we continue to believe its Sirius XM and Charter Communications holdings are attractive underlying assets.

Within the health care sector, stock selection was weak in the biotechnology and insurance industries. In biotechnology, we purchased a position in Isis Pharmaceuticals, Inc. during the six-month reporting period, which subsequently underperformed. Although Isis Pharmaceuticals announced promising interim data on a dosing study for muscle atrophy, its shares fell as the entire high momentum biotechnology segment came under significant selling pressure in the second half of the reporting period. The Fund’s position in global health insurer Cigna Corporation also detracted after the company reported fourth quarter earnings per share that were below estimates due to widespread weakness across most of its divisions, while introducing 2014 guidance that fell short of street expectations. We sold out of both Isis Pharmaceuticals and Cigna during the reporting period. In addition, the Fund was hindered by an underweight position in the managed care industry, which performed well as enrollment increased for the Affordable Care Act.

The financial sector was also a detractor for the Fund during the reporting period as interest rates declined, banking was slow and the investment banking environment remained challenging. The Fund was negatively impacted by its lack of exposure to the real estate investment trust (REIT) industry, which is more defensive and benefited from the drop in long-term rates during the reporting period. At the same time, our holdings in major diversifieds, banks and insurance companies generally underperformed. For the most part, we maintained the Fund’s financial positions as we expect economic numbers to bounce back and interest rates to move higher, which should benefit these companies.

A final negative contributor was the Fund’s significant underweight position in Exxon Mobil Corp., one of the largest weights in the S&P 500® Index and also one of the most defensive names in the energy sector. Exxon Mobil performed very well during the reporting period driven by the company’s desire to lower capital expenditures and increase its oil and gas production. We continued to favor energy companies that have demonstrated production growth in the Fund.

On the positive side, an overweight position and several individual holdings in the industrials sector aided results. The Fund was rewarded for its ownership in Delta Air Lines, Inc. as domestic airlines continued to benefit from the ongoing consolidation that has taken place over the past few years, which has led to a more rational financial and economic model for the industry. With fewer players, less excess capacity and better revenue management, the profitability of the entire industry has improved. Delta is paying down debt and producing returns in excess of its cost of capital while its valuation is still quite reasonable. As further testament to the company’s strength, Delta’s shares were able to advance significantly despite the more than 17,000 flight cancellations in the industry due to poor winter weather conditions. Another outperformer in industrials was Pitney Bowes Inc., a developer of software, hardware and services to help companies grow their businesses by more effectively managing their physical and digital communications. Pitney Bowes continued to report favorable quarterly results, driven by strength in its digital commerce division as well as good execution by its new management team in terms of the divestiture of non-core businesses and cost reductions.

Although health care detracted from performance overall, one of the Fund’s strongest performing stocks during the reporting period was also from that sector. Shares of Allergan, Inc. which focuses on ophthalmic and other specialty drugs, advanced sharply after Canadian firm Valeant Pharmaceuticals and Pershing Square Capital Management publically proposed a merger with the firm. Allergan has resisted the merger and the outcome is uncertain.

Several positions within the technology sector also aided the Fund’s results during the reporting period. Western Digital Corporation, a manufacturer of hard disk drives, benefited from a consolidated industry which is allowing for more disciplined pricing.

6	Nuveen Investments

Shares of 3D design software company Autodesk Inc. advanced as the construction and manufacturing industries in North America and Europe showed improvement. Autodesk is also in the process of converting its user base to an annual subscription model, which should help drive recurring revenues as a larger portion of total revenues. In addition, the Fund benefited from a position in Hewlett-Packard Co., a designer and manufacturer of personal computers, printers and storage devices. The company significantly outperformed the broader market due to its management team’s aggressive efforts to cut costs, streamline operations and focus on business services.

Although we believe the U.S. slowdown in the first part of 2014 was weather related, we added modestly to the Fund’s exposure to the utilities and telecommunications services sectors. These positions will help diversify the Fund if the economy doesn’t improve as quickly as we anticipate. In addition, long-term rates declined during the reporting period and these sectors benefit from lower interest rates. The Fund remains overweight in the consumer discretionary sector as we continue to believe these companies will be the biggest beneficiaries of improving U.S. growth. We are also overweighting industrial companies, especially those with European exposure as that region has emerged from recession. At the same time, the Fund has underweight positions in sectors and companies that are more closely tied to emerging market growth such as metals and mining companies.

Nuveen Small Cap Select Fund

How did the Fund perform during the six-month reporting period ended April 30, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2014. The Fund’s Class A Shares at net asset value (NAV) underperformed the Russell 2000® Index and the Lipper classification average over the six-month period.

What strategies were used to manage the Fund during the six-month reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations of less than $3 billion at the time of purchase. During this reporting period, we continued to execute on our strategy of investing in well run, small-cap companies that we believe offer good value in order to generate competitive returns for the Fund. We continued to tap into our firm’s strong fundamental research capabilities in order to find what we believe to be the best ideas within the small-cap universe. These companies exhibit strong cash flows and attractive valuations, plus have identifiable, near-term catalysts that could be realized over the next 12-24 months.

Small-cap stocks produced somewhat lackluster returns over the six-month reporting period as the Russell 2000® Index gained 3.08%. However, this modestly positive return masked the extreme weakness in growth stocks as investors rotated aggressively away from stocks that had performed so well in 2013 and into more defensive, value-oriented stocks midway through this time frame. The divergence in returns among sectors within the Russell 2000® Index was significant as the highly defensive utilities sector rose 8.86% during the reporting period followed closely by the energy sector. Meanwhile 2013’s bright spot, the more cyclical consumer discretionary sector, lagged with a -0.57% return over the six-month reporting period.

The primary cause of the Fund’s underperformance of the Russell 2000® Index and the Lipper average was stock selection in the technology, health care and energy sectors. In technology, the largest detractor to the Fund’s relative performance during the reporting period was Infoblox Inc., the leading software vendor of IP address management solutions for enterprise customers. In February, the company pre-announced disappointing sales for the quarter and also lowered expectations for fiscal year results, citing poor close rates on deals greater than $1 million and lower government spending. Also, shares of software provider ServiceSource International, Inc. underperformed as bookings came in below expectations and the company announced the departure of its head of sales. ServiceSource’s software solutions drive increased renewals of maintenance, support and subscription agreements for technology companies. We exited the Fund’s positions in ServiceSource. A third laggard in the technology space was FleetMatics Group Ltd., a provider of fleet management solutions delivered via software-as-a-service (SaaS) that help businesses improve the productivity of their vehicles. Although FleetMatics reported strong top line and earnings per share (EPS) for the most recent quarter,

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

investors were concerned about its announcement of aggressive and costly investments in four key areas that will put pressure on EPS for calendar year 2014. However, we believed much of the company’s underperformance was simply the result of the broadening of the market, which led higher growth/higher multiple names to fall out of favor; therefore, we maintained a position in FleetMatics as fundamentals remain strong.

The shortfall in health care was partly due to a position in Thoratec Corporation, a leading developer of medical devices used for mechanical circulatory support for the treatment of heart failure. Late in 2013, an industry journal reported increasing levels of blood clots since Thoratec’s device was introduced, which caused weakness in the stock as investors became concerned about potential market share losses. However, the company responded to this report with data of its own and has managed to maintain its share of this growing market; therefore, we have maintained the Fund’s position. Another laggard in health care was Merit Medical Systems, Inc., which manufactures and distributes disposable medical devices used in interventional and diagnostic procedures. After reporting a strong second half in 2013, which saw organic growth and margin improvement, progress on margins slowed in early 2014 as the company restructured its sales force. However, Merit Medical continues to see significant revenue momentum and we have held onto the stock.

In energy, the second strongest performing sector within the Russell 2000® Index, our performance was negatively impacted by a lack of exposure to the more momentum-driven petroleum exploration and production (E&P) names. Also, the Fund’s positions in Goodrich Petroleum Corporation and Energy XXI Limited underperformed.

Despite coming up short of its benchmarks, the Fund experienced a number of strong small-cap performers during the reporting period. Stock selection in the financial sector was a bright spot as our performance was driven by the Fund’s positioning for an improving U.S. economy with an outlook for a steepening yield curve. The Fund’s overweights in cyclically sensitive real estate investment trusts (REITs) and life insurance companies performed well in this environment. Additionally, EverBank Financial Corp. was a solid performer for the Fund as the company showed significant progress in growing its commercial lending platform, which will help to diversify its heavy exposure to mortgages.

In industrials, three holdings experienced favorable performance including rocket manufacturer Orbital Sciences Corporation and two engineering and construction (E&C) related companies: MasTec Inc. and Tutor Perini Corporation. Orbital Sciences saw its shares advance as the company finally moved to the production phase of its Antares rocket program, which will service the International Space Station, and stands to produce strong free cash flow through the course of 2014. MasTec, an infrastructure construction company focused on oil and gas pipelines, telecommunications and utility infrastructure, continued to experience end-market growth that translated to a significant increase in its backlog during the reporting period. This growth, coupled with an announcement of new business with Google’s fiber-to-the-home initiative, sent MasTec’s shares higher. In addition, Tutor Perini, an E&C firm focused on large civil infrastructure and commercial non-residential construction projects, benefited from a better-than-consensus top/bottom line in the fourth quarter of 2013. In addition, the company reported acceleration in backlog growth and, more importantly, disclosed $6.3 billion in pending awards that should provide visibility into growth through 2015.

Strong stock selection in consumer discretionary was led by a position in G-III Apparel Group Ltd., a leading clothing manufacturer and retailer. Slightly more than one-third of G-III’s business is outerwear that it makes for a number of licensed and owned brands. The significantly colder fall and winter weather conditions allowed the company’s customers to sell through outerwear far better than in previous years, which led to better margins due to lower levels of promotional allowances and merchandise returns. We continue to hold G-III stock as we believe the company is well positioned for 2014 given lower inventory levels going into the fall selling season. The Fund also benefited from a position in Thor Industries Inc., a leading recreational vehicle manufacturer that continues to benefit from the ongoing recovery of this very cyclical industry. Towable vehicles have now recovered to 85% of prior peak levels, while motorhomes, which carry bigger price tags, have joined that recovery. Industry consolidation and new lower-priced products have allowed Thor to lead the recovery. Additionally, the company has been executing well on a three-year strategic plan that will move its ultimate peak margin higher than last cycle. Therefore, we remain holders of this position.

8	Nuveen Investments

During the reporting period, we did not make any significant changes to the Fund’s sector positioning. We continue to maintain a pro-cyclical tilt with overweights in the consumer discretionary and industrials sectors, while we have brought the Fund’s exposure to materials to an equal weight after historically underweighting the sector. The Fund remains underweight in the consumer staples, utilities and financials sectors. Within the consumer sector, we have tilted the Fund’s overweight toward durables. Given consumers’ strengthening balance sheets, improvements in home equity and the low interest rate environment, we believe the consumer is becoming more confident in spending money on durable products.

Also during the period, we invested in Russell 2000® E-Mini Index futures to convert cash into the equivalent of an Russell 2000® Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. These contracts were used as a means to efficiently gain exposure to a broad base of equity securities. Due to mostly higher equity prices during the period, these positions had a moderately positive impact to performance.

Nuveen Investments	9

Risk Considerations

Nuveen Large Cap Select Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments, such as those held by the Fund, are subject to market risk, derivatives risk, and common stock risk. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.

Nuveen Small Cap Select Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments, such as those held by the Fund, are subject to market risk, derivatives risk, IPO risk, and common stock risk. Small-cap stocks are subject to greater volatility and liquidity risks. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.

10	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Select Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within.

Fund Performance

Average Annual Total Returns as of April 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.87%	20.19%	17.89%	6.74%
Class A Shares at maximum Offering Price	(1.18)%	13.27%	16.50%	6.10%
S&P 500® Index*	8.36%	20.44%	19.14%	7.67%
Lipper Large-Cap Core Funds Classification Average*	7.47%	19.31%	17.68%	7.18%

Class C Shares	4.49%	19.28%	17.00%	5.92%
Class I Shares	5.00%	20.52%	18.18%	7.01%

Average Annual Total Returns as of March 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	10.62%	22.80%	20.24%	6.60%
Class A Shares at maximum Offering Price	4.28%	15.75%	18.82%	5.97%
Class C Shares	10.22%	21.93%	19.35%	5.77%
Class I Shares	10.78%	23.20%	20.56%	6.87%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.33%	2.07%	1.08%
Net Expense Ratios	1.30%	2.05%	1.05%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2015, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 1.30%, 2.05% and 1.05%, for Class A, Class C and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

12	Nuveen Investments

Nuveen Small Cap Select Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within.

Fund Performance

Average Annual Total Returns as of April 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.52%	18.66%	17.56%	7.95%
Class A Shares at maximum Offering Price	(4.34)%	11.87%	16.19%	7.31%
Russell 2000® Index*	3.08%	20.50%	19.84%	8.67%
Lipper Small-Cap Core Funds Classification Average*	4.39%	21.42%	19.73%	8.82%

Class B Shares w/o CDSC	1.13%	17.75%	16.68%	7.14%
Class B Shares w/CDSC	(3.31)%	12.75%	16.57%	7.14%
Class C Shares	1.17%	17.74%	16.68%	7.13%
Class R3 Shares	1.34%	18.33%	17.28%	7.68%
Class I Shares	1.60%	18.94%	17.86%	8.21%

Average Annual Total Returns as of March 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	8.94%	19.47%	21.62%	7.99%
Class A Shares at maximum Offering Price	2.68%	12.61%	20.19%	7.35%
Class B Shares w/o CDSC	8.54%	18.61%	20.71%	7.18%
Class B Shares w/CDSC	3.78%	13.61%	20.61%	7.18%
Class C Shares	8.60%	18.57%	20.73%	7.18%
Class R3 Shares	8.81%	19.09%	21.34%	7.73%
Class I Shares	9.17%	19.76%	21.95%	8.26%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class B	Class C	Class R3	Class I
Expense Ratios	1.45%	2.20%	2.20%	1.70%	1.20%

*	Refer to the Glossary of Terms used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	13

Holding Summaries April 30, 2014

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Large Cap Select Fund

Fund Allocation

(% of net assets)

Common Stocks	98.9%
Investments Purchased with Collateral from Securities Lending	13.2%
Short-Term Investments	1.1%
Other Assets Less Liabilities	(13.2)%

Portfolio Composition

(% of net assets)

Banks	10.5%
Software	8.1%
Oil, Gas & Consumable Fuels	6.3%
Pharmaceuticals	6.3%
Computers & Peripherals	5.2%
Electrical Equipment	5.0%
Specialty Retail	3.8%
Capital Markets	3.7%
Airlines	3.6%
Media	3.3%
Energy Equipment & Services	3.0%
Aerospace & Defense	2.8%
Internet Software & Services	2.8%
Chemicals	2.6%
Industrial Conglomerates	2.4%
Insurance	2.3%
Diversified Telecommunication Services	2.2%
Machinery	2.1%
Household Durables	1.9%
Hotels, Restaurants & Leisure	1.8%
Other Industries	19.2%
Investments Purchased with Collateral from Securities Lending	13.2%
Short-Term Investments	1.1%
Other Assets Less Liabilities	(13.2)%

Top Five Common Stock Holdings

(% of net assets)

Microsoft Corporation	3.6%
Walt Disney Company	2.3%
JPMorgan Chase & Co.	2.3%
Verizon Communications Inc.	2.2%
Hewlett-Packard Company	2.1%

14	Nuveen Investments

Nuveen Small Cap Select Fund

Fund Allocation

(% of net assets)

Common Stocks	99.4%
Investments Purchased with Collateral from Securities Lending	19.1%
Short-Term Investments	0.9%
Other Assets Less Liabilities	(19.4)%

Portfolio Composition

(% of net assets)

Banks	8.2%
Health Care Equipment & Supplies	7.3%
Real Estate Investment Trust	6.0%
Software	5.3%
Oil, Gas & Consumable Fuels	4.4%
Construction & Engineering	4.0%
Insurance	4.0%
Specialty Retail	3.9%
Hotels, Restaurants & Leisure	3.8%
Communications Equipment	3.8%
Machinery	3.1%
Food Product	2.9%
Professional Services	2.8%
Health Care Providers & Services	2.6%
Internet Software & Services	2.6%
Paper & Forest Products	2.4%
Capital Markets	2.4%
Semiconductors & Equipment	2.3%
Textiles, Apparel & Luxury Goods	1.9%
Biotechnology	1.7%
Electric Utilities	1.6%
Road & Rail	1.5%
IT Services	1.5%
Other Industries	19.4%
Investments Purchased with Collateral from Securities Lending	19.1%
Short-Term Investments	0.9%
Other Assets Less Liabilities	(19.4)%

Top Five Common Stock Holdings

(% of net assets)

Tutor Perini Corporation	1.8%
Treehouse Foods Inc.	1.7%
Life Time Fitness Inc.	1.6%
UIL Holdings Corporation	1.6%
HealthSouth Corporation	1.6%

Nuveen Investments	15

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Large Cap Select Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (11/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/14)	$1,048.70	$1,044.90	$1,050.00	$1,018.35	$1,014.63	$1,019.59
Expenses Incurred During Period	$6.60	$10.39	$5.34	$6.51	$10.24	$5.26

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.30%, 2.05% and 1.05% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Small Cap Select Fund

	Actual Performance					Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/14)	$1,015.20	$1,011.30	$1,011.70	$1,013.40	$1,016.00	$1,017.80	$1,014.08	$1,014.08	$1,016.56	$1,019.04
Expenses Incurred During Period	$7.05	$10.77	$10.77	$8.29	$5.80	$7.05	$10.79	$10.79	$8.30	$5.81

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.41%, 2.16%, 2.16%, 1.66% and 1.16% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16	Nuveen Investments

Nuveen Large Cap Select Fund

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.9%

	COMMON STOCKS – 98.9%

	Aerospace & Defense – 2.8%

4,877	Boeing Company	$629,231

5,067	Raytheon Company	483,797
	Total Aerospace & Defense	1,113,028

	Airlines – 3.6%

11,547	American Airlines Group Inc., (2)	404,953

15,358	Delta Air Lines, Inc.	565,635

19,937	Southwest Airlines Co., (3)	481,877
	Total Airlines	1,452,465

	Banks – 10.5%

50,292	Bank of America Corporation	761,421

21,223	Bank of Ireland, (2), (3)	365,460

26,413	Barclays PLC	451,926

8,328	Citigroup Inc.	398,994

21,091	Fifth Third Bancorp.	434,686

16,438	JPMorgan Chase & Co.	920,199

72,838	Lloyds TSB Group PLC, (2), (3)	376,572

50,034	Regions Financial Corporation	507,345
	Total Banks	4,216,603

	Biotechnology – 1.5%

7,805	Gilead Sciences, Inc., (2), (3)	612,614

	Building Products – 0.9%

18,038	Masco Corporation	362,383

	Capital Markets – 3.7%

9,001	Credit Suisse Group, (3)	285,062

18,036	Invesco LTD	635,048

17,813	Morgan Stanley	550,956
	Total Capital Markets	1,471,066

	Chemicals – 2.6%

12,432	Dow Chemical Company	620,357

2,195	PPG Industries, Inc.	424,996
	Total Chemicals	1,045,353

	Commercial Services & Supplies – 1.2%

17,303	Pitney Bowes Inc., (3)	463,720

Nuveen Investments	17

Nuveen Large Cap Select Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Communications Equipment – 1.0%

32,835	Ericsson LM Telefonaktiebolaget	$393,692

	Computers & Peripherals – 5.2%

1,325	Apple, Inc.	781,869

25,571	Hewlett-Packard Company	845,377

5,136	Western Digital Corporation	452,636
	Total Computers & Peripherals	2,079,882

	Construction & Engineering – 1.1%

5,935	Fluor Corporation	449,280

	Diversified Telecommunication Services – 2.2%

18,494	Verizon Communications Inc.	864,225

	Electrical Equipment – 5.0%

8,021	Eaton PLC	582,645

9,392	Emerson Electric Company	640,347

5,306	Regal-Beloit Corporation	396,517

3,119	Rockwell Automation, Inc., (3)	371,722
	Total Electrical Equipment	1,991,231

	Energy Equipment & Services – 3.0%

9,958	Halliburton Company	628,051

5,569	Schlumberger Limited	565,532
	Total Energy Equipment & Services	1,193,583

	Food & Staples Retailing – 1.5%

8,303	CVS Caremark Corporation	603,794

	Food Products – 0.8%

3,319	Keurig Green Mountain Inc., (3)	310,924

	Health Care Equipment & Supplies – 1.3%

6,509	Stryker Corporation	506,075

	Health Care Providers & Services – 1.2%

2,899	McKesson HBOC Inc.	490,482

	Hotels, Restaurants & Leisure – 1.8%

4,039	Las Vegas Sands	319,606

7,024	Marriott International, Inc., Class A, (3)	406,900
	Total Hotels, Restaurants & Leisure	726,506

	Household Durables – 1.9%

6,745	Jarden Corporation, (2)	385,477

2,822	Mohawk Industries Inc., (2)	373,661
	Total Household Durables	759,138

18	Nuveen Investments

Shares	Description (1)	Value

	Industrial Conglomerates – 2.4%

5,427	Carlisle Companies Inc.	$446,371

6,940	Danaher Corporation	509,257
	Total Industrial Conglomerates	955,628

	Insurance – 2.3%

9,098	Lincoln National Corporation	441,344

6,041	Prudential Financial, Inc.	487,388
	Total Insurance	928,732

	Internet & Catalog Retail – 1.1%

393	priceline.com Incorporated, (2)	454,996

	Internet Software & Services – 2.8%

1,038	Google Inc., Class A, (2)	555,205

1,038	Google Inc., Class C, (2)	546,673
	Total Internet Software & Services	1,101,878

	IT Services – 1.4%

7,500	MasterCard, Inc.	551,625

	Leisure Equipment & Products – 1.8%

9,500	Brunswick Corporation	381,805

2,561	Polaris Industries Inc., (3)	344,019
	Total Leisure Equipment & Products	725,824

	Machinery – 2.1%

4,743	Dover Corporation	409,795

5,116	Illinois Tool Works, Inc.	436,037
	Total Machinery	845,832

	Marine – 1.0%

3,908	Kirby Corporation, (2)	393,223

	Media – 3.3%

2,958	Liberty Media Corporation, Class A, (2), (3)	383,682

11,651	Walt Disney Company, (3)	924,390
	Total Media	1,308,072

	Multiline Retail – 1.2%

8,514	Macy’s, Inc.	488,959

	Multi-Utilities – 1.2%

4,877	Sempra Energy	480,921

	Oil, Gas & Consumable Fuels – 6.3%

6,400	Anadarko Petroleum Corporation	633,728

6,668	Occidental Petroleum Corporation	638,461

5,589	PDC Energy Inc., (2), (3)	355,852

Nuveen Investments	19

Nuveen Large Cap Select Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

2,501	Pioneer Natural Resources Company	$483,368

7,492	Valero Energy Corporation	428,318
	Total Oil, Gas & Consumable Fuels	2,539,727

	Paper & Forest Products – 1.0%

9,018	International Paper Company	420,690

	Pharmaceuticals – 6.3%

3,918	Allergan, Inc.	649,761

11,136	Bristol-Myers Squibb Company	557,802

14,418	Merck & Company Inc.	844,318

9,311	Mylan Laboratories Inc., (2), (3)	472,813
	Total Pharmaceuticals	2,524,694

	Software – 8.1%

6,912	Adobe Systems Incorporated, (2)	426,401

11,714	Autodesk, Inc., (2)	562,506

13,032	CA Inc.	392,784

14,072	Electronic Arts Inc., (2)	398,238

36,018	Microsoft Corporation	1,455,127
	Total Software	3,235,056

	Specialty Retail – 3.8%

16,251	Best Buy Co., Inc., (3)	421,389

9,385	Foot Locker, Inc.	436,685

14,862	Lowe’s Companies, Inc.	682,315
	Total Specialty Retail	1,540,389
	Total Long-Term Investments (cost $34,469,926)	39,602,290

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 13.2%

	Money Market Funds – 13.2%

5,273,843	Mount Vernon Securities Lending Prime Portfolio, 0.172%, (4), (5)	$5,273,843
	Total Investments Purchased with Collateral from Securities Lending (cost $5,273,843)	5,273,843

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 1.1%

	Money Market Funds – 1.1%

448,358	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$448,358
	Total Short-Term Investments (cost $448,358)	448,358
	Total Investments (cost $40,192,127) – 113.2%	45,324,491
	Other Assets Less Liabilities – (13.2)%	(5,273,032)
	Net Assets – 100%	$40,051,459

20	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $5,147,836.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

See accompanying notes to financial statements.

Nuveen Investments	21

Nuveen Small Cap Select Fund

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.4%

	COMMON STOCKS – 99.4%

	Aerospace & Defense – 1.4%

177,793	Orbital Sciences Corporation, (2)	$5,227,114

	Auto Components – 1.1%

65,978	Tenneco Inc., (2)	3,950,103

	Automobiles – 1.5%

90,010	Thor Industries, Inc.	5,478,909

	Banks – 8.2%

103,664	Banner Corporation	4,098,875

219,032	Cardinal Financial Corporation, (3)	3,679,738

161,661	East West Bancorp Inc.	5,578,921

211,442	Glacier Bancorp, Inc., (3)	5,425,602

161,265	Square 1 Financial Inc., Class A, (2)	3,039,845

78,567	Texas Capital BancShares, Inc., (2), (3)	4,414,680

187,893	Western Alliance Bancorporation, (2)	4,334,692
	Total Banks	30,572,353

	Biotechnology – 1.7%

18,404	Alnylam Pharmaceuticals, Inc., (2)	911,550

18,803	Cepheid, Inc., (2), (3)	817,554

2,427	Intercept Pharmaceuticals Incorporated, (2), (3)	641,019

24,640	Intermune, Inc., (2)	790,451

28,291	ISIS Pharmaceuticals, Inc., (2), (3)	752,824

60,195	Keryx Biopharmaceuticals, Inc., (2), (3)	889,080

23,204	NPS Pharmaceuticals, Inc., (2)	617,690

5,050	Puma Biotechnology Inc , (2)	381,477

4,933	Synageva BioPharma Corporation, (2)	426,063
	Total Biotechnology	6,227,708

	Capital Markets – 2.4%

96,090	Evercore Partners Inc.	5,134,089

343,399	Pennantpark Investment Corporation, (3)	3,674,369
	Total Capital Markets	8,808,458

	Chemicals – 1.3%

101,770	H.B. Fuller Company	4,715,004

	Commercial Services & Supplies – 1.3%

298,378	Steelcase Inc.	4,917,269

22	Nuveen Investments

Shares	Description (1)	Value

	Communications Equipment – 3.8%

187,145	Finisar Corporation, (2), (3)	$4,893,842

347,866	JDS Uniphase Corporation, (2)	4,407,462

110,570	Plantronics Inc.	4,817,535
	Total Communications Equipment	14,118,839

	Construction & Engineering – 4.0%

143,725	MasTec Inc., (2), (3)	5,688,636

90,681	Primoris Services Corporation	2,537,254

233,842	Tutor Perini Corporation, (2)	6,921,723
	Total Construction & Engineering	15,147,613

	Construction Materials – 0.6%

172,652	Headwater Inc., (2)	2,154,697

	Distributors – 1.3%

84,423	Pool Corporation	4,982,645

	Diversified Consumer Services – 1.1%

73,390	Capella Education Company	4,283,040

	Electric Utilities – 1.6%

162,278	UIL Holdings Corporation	5,960,471

	Electrical Equipment – 1.2%

57,851	Regal-Beloit Corporation	4,323,205

	Electronic Equipment & Instruments – 1.4%

376,562	Vishay Intertechnology Inc., (3)	5,354,712

	Energy Equipment & Services – 1.0%

577,389	Parker Drilling Company, (2)	3,828,089

	Food Products – 2.9%

393,187	SunOpta, Inc., (2), (3)	4,588,492

83,242	Treehouse Foods Inc., (2)	6,229,831
	Total Food Products	10,818,323

	Gas Utilities – 1.2%

86,731	Atmos Energy Corporation	4,426,750

	Health Care Equipment & Supplies – 7.3%

96,179	Align Technology, Inc., (2)	4,846,460

186,246	Endologix, Inc., (2)	2,361,599

26,784	Heartware International Inc., (2)	2,275,569

106,874	Integra Lifesciences Holdings Corporation, (2), (3)	4,871,317

364,107	Merit Medical Systems, Inc., (2)	4,686,057

327,489	Nxstage Medical, Inc., (2)	3,746,474

137,321	Thoratec Corporation, (2)	4,501,382
	Total Health Care Equipment & Supplies	27,288,858

Nuveen Investments	23

Nuveen Small Cap Select Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Health Care Providers & Services – 2.6%

169,860	HealthSouth Corporation	$5,883,950

64,547	Medax Inc., (2)	3,824,410
	Total Health Care Providers & Services	9,708,360

	Hotels, Restaurants & Leisure – 3.8%

127,563	Life Time Fitness Inc., (2), (3)	6,123,024

51,969	Red Robin Gourmet Burgers, Inc., (2)	3,532,853

190,694	Texas Roadhouse, Inc.	4,717,770
	Total Hotels, Restaurants & Leisure	14,373,647

	Household Durables – 1.2%

191,611	La Z Boy Inc.	4,642,735

	Insurance – 4.0%

224,906	American Equity Investment Life Holding Company, (3)	5,244,808

280,695	CNO Financial Group Inc.	4,841,989

168,109	Horace Mann Educators Corporation	5,055,038
	Total Insurance	15,141,835

	Internet Software & Services – 2.6%

182,092	Constant Contact Inc., (2)	4,708,899

270,347	Perficient, Inc., (2)	4,939,240
	Total Internet Software & Services	9,648,139

	IT Services – 1.5%

119,821	Euronet Worldwide, Inc., (2)	5,510,568

	Leisure Equipment & Products – 1.3%

120,958	Brunswick Corporation	4,861,302

	Machinery – 3.1%

173,377	Actuant Corporation	5,870,545

172,134	Altra Industrial Motion, Inc., (3)	5,880,097
	Total Machinery	11,750,642

	Oil, Gas & Consumable Fuels – 4.4%

47,814	Athlon Energy Inc., (2)	1,932,164

197,240	Energy XXI Limited Bermuda, (3)	4,719,953

96,072	Oasis Petroleum Inc., (2)	4,468,309

114,992	Rosetta Resources, Inc., (2)	5,443,721
	Total Oil, Gas & Consumable Fuels	16,564,147

	Paper & Forest Products – 2.4%

190,118	KapStone Paper and Packaging Corp., (2)	5,015,313

247,669	Louisiana-Pacific Corporation, (2)	4,059,295
	Total Paper & Forest Products	9,074,608

24	Nuveen Investments

Shares	Description (1)	Value

	Pharmaceuticals – 0.2%

75,430	Nektar Therapeutics, (2)	$887,811

	Professional Services – 2.8%

304,522	CBIZ Inc., (2), (3)	2,609,754

136,043	Korn Ferry International, (2)	3,952,049

149,715	TrueBlue Inc., (2)	4,004,876
	Total Professional Services	10,566,679

	Real Estate Investment Trust – 6.0%

164,357	Chesapeake Lodging Trust	4,435,995

248,123	CubeSmart	4,615,088

48,757	EastGroup Properties Inc., (3)	3,083,880

140,612	LaSalle Hotel Properties	4,651,445

711,254	MFA Mortgage Investments, Inc.	5,640,244
	Total Real Estate Investment Trust	22,426,652

	Road & Rail – 1.5%

239,534	Swift Transportation Company, (2), (3)	5,760,793

	Semiconductors & Equipment – 2.3%

366,680	Integrated Device Technology, Inc., (2)	4,279,156

159,637	MKS Instruments Inc.	4,493,782
	Total Semiconductors & Equipment	8,772,938

	Software – 5.3%

141,853	A10 Networks, Inc.	1,856,856

83,897	Fleetmatics Group Limited, (2), (3)	2,519,427

135,952	Infoblox, Incorporated, (2)	2,667,378

165,536	Parametric Technology Corporation, (2)	5,855,008

169,949	Synchronoss Technologies, Inc., (2), (3)	5,173,248

15,057	Ultimate Software Group, Inc., (2)	1,801,269
	Total Software	19,873,186

	Specialty Retail – 3.9%

84,065	Ann Inc., (2)	3,294,507

228,121	Kirkland’s, Inc., (2)	3,903,150

334,245	Sportsman’s Warehouse Holdings Inc., (2), (3)	3,519,600

353,110	Tilly’s Inc, Class A Shares, (2)	3,990,143
	Total Specialty Retail	14,707,400

	Textiles, Apparel & Luxury Goods – 1.9%

56,774	G III Apparel Group, Limited, (2)	4,074,670

110,813	Vera Bradley Inc., (2), (3)	3,136,008
	Total Textiles, Apparel & Luxury Goods	7,210,678

	Thrifts & Mortgage Finance – 1.0%

198,770	Everbank Financial Corporation, (3)	3,720,974

Nuveen Investments	25

Nuveen Small Cap Select Fund (continued)

Portfolio of Investments April 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Trading Companies & Distributors – 1.3%

167,048	MRC Global Inc., (2)	$4,876,131
	Total Long-Term Investments (cost $308,162,806)	372,663,385

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 19.1%

	Money Market Funds – 19.1%

71,776,791	Mount Vernon Securities Lending Prime Portfolio, 0.172%, (4), (5)	$71,776,791
	Total Investments Purchased with Collateral from Securities Lending (cost $71,776,791)	71,776,791

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 0.9%

	Money Market Funds – 0.9%

3,210,152	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$3,210,152
	Total Short-Term Investments (cost $3,210,152)	3,210,152
	Total Investments (cost $383,149,749) – 119.4%	447,650,328
	Other Assets Less Liabilities – (19.4)%	(72,621,858)
	Net Assets – 100%	$375,028,470

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $69,012,868.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

See accompanying notes to financial statements.

26	Nuveen Investments

Statement of

Assets and Liabilities	April 30, 2014 (Unaudited)

	Large Cap Select	Small Cap Select
Assets
Long-term investments, at value (cost $34,469,926 and $308,162,806, respectively)	$39,602,290	$372,663,385
Investment purchased with collateral from securities lending, at value (cost approximates value)	5,273,843	71,776,791
Short-term investments, at value (cost approximates value)	448,358	3,210,152
Receivable for:
Dividends	19,350	41,311
Due from broker	1,435	11,659
Investments sold	—	3,637,722
Reclaims	1,717	—
Shares sold	16,297	324,297
Other assets	49	12,515
Total assets	45,363,339	451,677,832
Liabilities
Payable for:
Collateral from securities lending program	5,273,843	71,776,791
Investments purchased	—	3,754,134
Shares redeemed	5,884	510,981
Accrued expenses:
Directors fees	366	14,671
Management fees	29,575	280,380
12b-1 distribution and service fees	1,719	45,571
Other	493	266,834
Total liabilities	5,311,880	76,649,362
Net assets	$40,051,459	$375,028,470
Class A Shares
Net assets	$5,985,591	$144,343,575
Shares outstanding	324,198	10,409,647
Net asset value (“NAV”) per share	$18.46	$13.87
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$19.59	$14.72
Class B Shares
Net assets	N/A	$1,205,731
Shares outstanding	N/A	124,593
NAV and offering price per share	N/A	$9.68
Class C Shares
Net assets	$594,245	$9,487,218
Shares outstanding	34,050	804,123
NAV and offering price per share	$17.45	$11.80
Class R3 Shares
Net assets	N/A	$15,187,103
Shares outstanding	N/A	1,139,128
NAV and offering price per share	N/A	$13.33
Class I Shares
Net assets	$33,471,623	$204,804,843
Shares outstanding	1,800,339	13,137,691
NAV and offering price per share	$18.59	$15.59
Net assets consist of:
Capital paid-in	$95,356,623	$256,126,456
Undistributed (Over-distribution of) net investment income	85,686	(544,488)
Accumulated net realized gain (loss)	(60,523,214)	54,945,923
Net unrealized appreciation (depreciation)	5,132,364	64,500,579
Net assets	$40,051,459	$375,028,470
Authorized shares – per class	2 billion	2 billion
Par value per share	$0.0001	$0.0001

N/A – Fund does not offer share class.

See accompanying notes to financial statements.

Nuveen Investments	27

Statement of

Operations	Six Months Ended April 30, 2014 (Unaudited)

	Large Cap Select	Small Cap Select
Investment Income
Dividend and interest income (net of foreign tax withheld of $2,268 and $–, respectively)	$312,956	$2,211,762
Securities lending income, net	7,350	63,661
Total investment income	320,306	2,275,423
Expenses
Management fees	152,773	1,912,630
12b-1 service fees – Class A	6,981	189,237
12b-1 distribution and service fees – Class B	N/A	7,215
12b-1 distribution and service fees – Class C	2,872	49,350
12b-1 distribution and service fees – Class R3	N/A	43,566
Shareholder servicing agent fees and expenses	24,670	461,507
Custodian fees and expenses	8,588	41,714
Directors fees and expenses	589	6,177
Professional fees	12,258	20,504
Shareholder reporting expenses	5,474	28,171
Federal and state registration fees	20,485	34,170
Other expenses	4,086	4,289
Total expenses before fee waiver/expense reimbursement	238,776	2,798,530
Fee waiver/expense reimbursement	(15,054)	—
Net expenses	223,722	2,798,530
Net investment income (loss)	96,584	(523,107)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,600,312	57,000,608
Futures contracts	—	560,086
Change in net unrealized appreciation (depreciation) of investments	(1,738,040)	(48,407,628)
Net realized and unrealized gain (loss)	1,862,272	9,153,066
Net increase (decrease) in net assets from operations	$1,958,856	$8,629,959

N/A – Fund does not offer share class.

See accompanying notes to financial statements.

28	Nuveen Investments

Statement of

Changes in Net Assets	(Unaudited)

	Large Cap Select		Small Cap Select
	Six Months Ended 4/30/14	Year Ended 10/31/13	Six Months Ended 4/30/14	Year Ended 10/31/13
Operations
Net investment income (loss)	$96,584	$259,745	$(523,107)	$552,048
Net realized gain (loss) from:
Investments	3,600,312	6,822,162	57,000,608	39,316,560
Futures contracts	—	—	560,086	—
Change in net unrealized appreciation (depreciation) of investments	(1,738,040)	3,522,974	(48,407,628)	87,302,103
Net increase (decrease) in net assets from operations	1,958,856	10,604,881	8,629,959	127,170,711
Distributions to Shareholders
From net investment income:
Class A	(14,541)	(14,322)	(244,437)	—
Class B	N/A	N/A	—	—
Class C	—	—	—	—
Class R3(1)	N/A	(250)	—	—
Class I	(174,566)	(234,154)	(1,067,494)	—
From accumulated net realized gains:
Class A	—	—	(13,668,811)	(24,007,903)
Class B	N/A	N/A	(188,626)	(393,486)
Class C	—	—	(1,027,234)	(1,721,258)
Class R3(1)	N/A	—	(1,736,664)	(2,881,156)
Class I	—	—	(21,449,055)	(37,556,779)
Decrease in net assets from distributions to shareholders	(189,107)	(248,726)	(39,382,321)	(66,560,582)
Fund Share Transactions
Proceeds from sale of shares	1,986,145	3,323,471	36,454,290	82,630,379
Proceeds from shares issued to shareholders due to reinvestment of distributions	113,474	132,143	36,227,694	59,872,466
	2,099,619	3,455,614	72,681,984	142,502,845
Cost of shares redeemed	(3,405,702)	(12,002,875)	(143,042,022)	(174,831,672)
Net increase (decrease) in net assets from Fund share transactions	(1,306,083)	(8,547,261)	(70,360,038)	(32,328,827)
Net increase (decrease) in net assets	463,666	1,808,894	(101,112,400)	28,281,302
Net assets at the beginning of period	39,587,793	37,778,899	476,140,870	447,859,568
Net assets at the end of period	$40,051,459	$39,587,793	$375,028,470	$476,140,870
Undistributed (Over-distribution of) net investment income at the end of period	$85,686	$178,209	$(544,488)	$1,290,550
N/A – Fund does not offer, or no longer offers, share class.

(1)	At the close of business on March 4, 2013, Large Cap Select liquidated all of its Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	29

Financial

Highlights (Unaudited)

Large Cap Select

Selected data for a share outstanding throughout the period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (1/03)
2014(e)	$17.65	$.02	$.84	$.86	$(.05)	$—	$(.05)	$18.46
2013	13.42	.07	4.22	4.29	(.06)	—	(.06)	17.65
2012	11.73	.03	1.66	1.69	—	—	—	13.42
2011	11.65	(.02)	.10	.08	—	—	—	11.73
2010	9.80	(.01)	1.92	1.91	(.06)	—	(.06)	11.65
2009	8.83	.04	.97	1.01	(.04)	—	(.04)	9.80
Class C (1/03)
2014(e)	16.70	(.04)	.79	.75	—	—	—	17.45
2013	12.73	(.05)	4.02	3.97	—	—	—	16.70
2012	11.21	(.06)	1.58	1.52	—	—	—	12.73
2011	11.22	(.11)	.10	(.01)	—	—	—	11.21
2010	9.46	(.08)	1.84	1.76	—	—	—	11.22
2009	8.56	(.02)	.93	.91	(.01)	—	(.01)	9.46
Class I (1/03)
2014(e)	17.79	.05	.84	.89	(.09)	—	(.09)	18.59
2013	13.52	.11	4.26	4.37	(.10)	—	(.10)	17.79
2012	11.80	.07	1.66	1.73	(.01)	—	(.01)	13.52
2011	11.71	.01	.10	.11	(.02)	—	(.02)	11.80
2010	9.85	.02	1.92	1.94	(.08)	—	(.08)	11.71
2009	8.87	.07	.96	1.03	(.05)	—	(.05)	9.85

30	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

4.87%	$5,986	1.37	%*	.19%*	1.30	%*	.26%*	76%
32.14	4,625	1.33		.43	1.33		.43	117
14.41	2,924	1.43		.26	1.43		.26	127
.69	2,938	1.20		(.18)	1.20		(.18)	139
19.49	3,487	1.32		(.06)	1.32		(.06)	140
11.54	3,292	1.29		.52	1.29		.52	185

4.49	594	2.12	*	(.56 )*	2.05	*	(.49 )*	76
31.08	518	2.07		(.34)	2.07		(.34)	117
13.65	195	2.18		(.49)	2.18		(.49)	127
(.09)	183	1.95		(.90)	1.95		(.90)	139
18.60	175	2.07		(.79)	2.07		(.79)	140
10.64	186	2.05		(.23)	2.05		(.23)	185

5.00	33,472	1.12	*	.45 *	1.05	*	.53 *	76
32.43	34,444	1.08		.72	1.08		.72	117
14.79	34,554	1.18		.54	1.18		.54	127
.89	58,314	.95		.07	.95		.07	139
19.75	130,803	1.07		.21	1.07		.21	140
11.81	147,231	1.04		.82	1.04		.82	185

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	31

Financial Highlights (Unaudited) (continued)

Small Cap Select

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (5/92)
2014(e)	$15.02	$(.03)	$.24	$.21	$(.02)	$(1.34)	$(1.36)	$13.87
2013	13.54	— *	3.63	3.63	—	(2.15)	(2.15)	15.02
2012	12.44	(.05)	1.45	1.40	—	(.30)	(.30)	13.54
2011	11.72	(.09)	.81	.72	—	—	—	12.44
2010	9.53	(.05)	2.24	2.19	—	—	—	11.72
2009	8.27	(.01)	1.27	1.26	—	—	—	9.53
Class B (3/95)
2014(e)	10.91	(.06)	.17	.11	—	(1.34)	(1.34)	9.68
2013	10.49	(.07)	2.64	2.57	—	(2.15)	(2.15)	10.91
2012	9.77	(.12)	1.14	1.02	—	(.30)	(.30)	10.49
2011	9.27	(.15)	.65	.50	—	—	—	9.77
2010	7.60	(.10)	1.77	1.67	—	—	—	9.27
2009	6.64	(.05)	1.01	.96	—	—	—	7.60
Class C (9/01)
2014(e)	13.00	(.07)	.21	.14	—	(1.34)	(1.34)	11.80
2013	12.09	(.09)	3.15	3.06	—	(2.15)	(2.15)	13.00
2012	11.22	(.13)	1.30	1.17	—	(.30)	(.30)	12.09
2011	10.65	(.17)	.74	.57	—	—	—	11.22
2010	8.73	(.12)	2.04	1.92	—	—	—	10.65
2009	7.63	(.06)	1.16	1.10	—	—	—	8.73
Class R3 (1/94)
2014(e)	14.49	(.04)	.22	.18	—	(1.34)	(1.34)	13.33
2013	13.17	(.03)	3.50	3.47	—	(2.15)	(2.15)	14.49
2012	12.13	(.08)	1.42	1.34	—	(.30)	(.30)	13.17
2011	11.46	(.12)	.79	.67	—	—	—	12.13
2010	9.34	(.08)	2.20	2.12	—	—	—	11.46
2009	8.12	(.03)	1.25	1.22	—	—	—	9.34
Class I (5/92)
2014(e)	16.73	(.01)	.27	.26	(.06)	(1.34)	(1.40)	15.59
2013	14.82	.04	4.02	4.06	—	(2.15)	(2.15)	16.73
2012	13.54	(.02)	1.60	1.58	—	(.30)	(.30)	14.82
2011	12.73	(.06)	.87	.81	—	—	—	13.54
2010	10.33	(.03)	2.44	2.41	(.01)	—	(.01)	12.73
2009	8.94	.02	1.37	1.39	—	—	—	10.33

32	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

1.52%	$144,344	1.41	%***	(.37	)%***	1.41	%***	(.37	)%***	51%
31.74	161,488	1.34		(.01)		1.33		—	**	78
11.62	155,624	1.36		(.49)		1.28		(.41)		71
6.14	275,994	1.34		(.74)		1.30		(.70)		69
22.98	339,826	1.25		(.49)		1.24		(.48)		88
15.24	295,348	1.26		(.09)		1.26		(.09)		99

1.13	1,206	2.16	***	(1.11	)***	2.16	***	(1.11	)***	51
30.69	1,585	2.09		(.74)		2.08		(.73)		78
10.88	2,032	2.11		(1.21)		2.03		(1.13)		71
5.39	2,866	2.09		(1.51)		2.05		(1.45)		69
21.97	3,925	2.00		(1.23)		1.99		(1.22)		88
14.46	5,511	2.01		(.80)		2.01		(.80)		99

1.17	9,487	2.16	***	(1.12	)***	2.16	***	(1.12	)***	51
30.67	10,331	2.09		(.75)		2.08		(.74)		78
10.81	10,058	2.11		(1.21)		2.03		(1.13)		71
5.35	14,009	2.09		(1.50)		2.05		(1.45)		69
21.99	17,393	2.00		(1.24)		1.99		(1.23)		88
14.42	16,938	2.01		(.80)		2.01		(.80)		99

1.34	15,187	1.66	***	(.61	)***	1.66	***	(.61	)***	51
31.37	19,673	1.59		(.25)		1.58		(.25)		78
11.42	18,386	1.61		(.69)		1.53		(.61)		71
5.85	20,044	1.60		(1.00)		1.55		(.95)		69
22.70	18,047	1.50		(.72)		1.49		(.71)		88
15.02	24,701	1.51		(.31)		1.51		(.31)		99

1.60	204,805	1.16	***	(.10	)***	1.16	***	(.10	)***	51
32.02	283,064	1.09		.24		1.08		.25		78
12.01	261,760	1.11		(.19)		1.03		(.11)		71
6.36	273,983	1.09		(.49)		1.05		(.45)		69
23.30	400,042	1.00		(.24)		.99		(.23)		88
15.55	322,658	1.01		.19		1.01		.19		99

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2014.
*	Rounds to less than $.01 per share.
**	Rounds to less than .01%.
***	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	33

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Large Cap Select Fund (“Large Cap Select”) and Nuveen Small Cap Select Fund (“Small Cap Select”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the state of Maryland on August 20, 1987.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Agreement and Plan of Merger

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the “Purchase Agreement”)

to acquire Nuveen, the parent company of the Adviser. The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary Nuveen Fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940) of the investment management agreements between the Nuveen Funds and the Adviser and the investment sub-advisory agreements between the Adviser and each Nuveen Fund’s sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/Trustees of the Nuveen Funds (the “Board”) will consider a new investment management agreement with the Adviser and new investment sub-advisory agreements with each sub-adviser. If approved by the Board, the new agreements will be presented to the Nuveen Funds’ shareholders for approval, and, if so approved by shareholders, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Investment Objectives and Principal Investment Strategies

Large Cap Select’s investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes, in common stocks of large-capitalization companies, defined as companies that have market capitalizations of $5 billion or greater.

Small Cap Select’s investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes, in common stocks of small-capitalization companies, defined as companies that have market capitalizations of less than $3 billion.

Each Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. Each Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar-denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of each Fund’s total assets may be invested in equity securities of emerging market issuers. Each Fund also may invest in options, futures contracts, options on futures contracts and forward foreign currency exchanges contracts (“derivatives”) to manage market or business risk, enhance its return or hedge against adverse movements in currency exchange rates.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

34	Nuveen Investments

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Small Cap Select issued Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares were not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an up-front sales charge but incurred a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

Nuveen Investments	35

Notes to Financial Statements (Unaudited) (continued)

As of April 30, 2014, the Funds were invested in securities lending transactions that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

36	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Large Cap Select	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$39,602,290	$—	$—	$39,602,290
Investments Purchased with Collateral from Securities Lending	5,273,843	—	—	5,273,843
Short-Term Investments:
Money Market Funds	448,358	—	—	448,358
Total	$45,324,491	$—	$—	$45,324,491

Small Cap Select
Long-Term Investments*:
Common Stocks	$372,663,385	$—	$—	$372,663,385
Investments Purchased with Collateral from Securities Lending	71,776,791	—	—	71,776,791
Short-Term Investments:
Money Market Funds	3,210,152	—	—	3,210,152
Total	$447,650,328	$—	$—	$447,650,328
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Nuveen Investments	37

Notes to Financial Statements (Unaudited) (continued)

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments and derivatives are recognized as a component of “Net realized gain (loss) from investments,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments,” on the Statement of Operations, when applicable.

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 102%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The Funds’ custodian serves as the securities lending agent for the Funds. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities.

The following table presents the securities out on loan for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those securities.

Fund	Counterparty	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Large Cap Select	U.S. Bank	$5,147,836	$(5,147,836)	$—
Small Cap Select	U.S. Bank	69,012,868	(69,012,868)	—
*	As of April 30, 2014, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income, net.” Securities lending fees paid by each Fund during the six months ended April 30, 2014, was as follows:

	Large Cap Select	Small Cap Select
Securities lending fees paid	$1,117	$10,450

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for open futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the investors account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to depreciation. These

38	Nuveen Investments

daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the six months ended April 30, 2014, Small Cap Select utilized futures contracts on the Russell 2000 E-Mini Index to convert cash into the equivalent of a Russell 2000 index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. These contracts are used as a means to efficiently gain exposure to a broad base of equity securities.

The average notional amount of futures contracts outstanding during the six months ended April 30, 2014, was as follows:

Small Cap Select
Average notional amount of futures contracts outstanding*	$—	**
*	The average notional amount is calculated based on the absolute aggregate notional amount outstanding at the beginning of the fiscal year end and at the end of each fiscal quarter within the current fiscal year.
**	The Fund did not hold any futures contracts at the beginning of the fiscal year or at the end of each quarter within the current fiscal year.

The following table presents the amount of net realized gain (loss) recognized on futures contracts on the Statement of Operations during the six months ended April 30, 2014, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts
Small Cap Select	Equity price	Futures contracts	$560,086

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments	39

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Large Cap Select
	Six Months Ended 4/30/14		Year Ended 10/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	80,757	$1,505,353	86,580	$1,345,676
Class C	5,250	93,380	26,018	403,346
Class R3(1)	—	—	1,190	16,638
Class I	21,155	387,412	97,759	1,557,811
Shares issued to shareholders due to reinvestment of distributions:
Class A	773	14,468	1,055	14,175
Class C	—	—	—	—
Class R3(1)	—	—	19	251
Class I	5,258	99,006	8,707	117,717
	113,193	2,099,619	221,328	3,455,614
Shares redeemed:
Class A	(19,465)	(356,974)	(43,427)	(662,562)
Class C	(2,244)	(39,925)	(10,273)	(153,956)
Class R3(1)	—	—	(9,255)	(133,842)
Class I	(162,749)	(3,008,803)	(725,513)	(11,052,515)
	(184,458)	(3,405,702)	(788,468)	(12,002,875)
Net increase (decrease)	(71,265)	$(1,306,083)	(567,140)	$(8,547,261)
(1)	After the close of business on March 4, 2013, Large Cap Select liquidated all of its Class R3 Shares.

	Small Cap Select
	Six Months Ended 4/30/14		Year Ended 10/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,045,400	$14,976,963	2,328,945	$31,038,192
Class A – automatic conversion of Class B Shares	4,970	71,253	15,744	204,698
Class B – exchanges	1,142	11,203	408	3,424
Class C	15,237	185,219	27,179	300,561
Class R3	170,722	2,355,963	443,783	5,660,311
Class I	1,179,739	18,853,689	3,097,591	45,423,193
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,010,359	13,831,278	2,079,011	23,825,468
Class B	19,288	184,391	45,369	380,192
Class C	83,475	973,319	163,836	1,636,719
Class R3	132,066	1,736,664	260,032	2,881,156
Class I	1,264,294	19,502,042	2,444,971	31,148,931
	4,926,692	72,681,984	10,906,869	142,502,845
Shares redeemed:
Class A	(2,404,545)	(34,409,355)	(5,160,326)	(68,844,204)
Class B	(34,141)	(337,781)	(72,872)	(703,578)
Class B – automatic conversion to Class A Shares	(7,024)	(71,253)	(21,305)	(204,698)
Class C	(89,091)	(1,097,193)	(228,432)	(2,624,713)
Class R3	(521,692)	(7,201,715)	(741,925)	(9,510,031)
Class I	(6,221,286)	(99,924,725)	(6,294,437)	(92,944,448)
	(9,277,779)	(143,042,022)	(12,519,297)	(174,831,672)
Net increase (decrease)	(4,351,087)	$(70,360,038)	(1,612,428)	$(32,328,827)

40	Nuveen Investments

5. Investment Transactions

Purchases and sales (excluding investments purchased with collateral from securities lending, short-term investments and derivative transactions) during the six months ended April 30, 2014, were as follows:

	Large Cap Select	Small Cap Select
Purchases	$30,730,583	$216,542,722
Sales	31,938,956	321,180,764

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of April 30, 2014, the cost and unrealized appreciation (depreciation) of investments as determined on a federal income tax basis, were as follows:

	Large Cap Select	Small Cap Select
Cost of investments	$40,288,196	$385,805,868
Gross unrealized:
Appreciation	$5,501,014	$71,949,338
Depreciation	(464,719)	(10,104,878)
Net unrealized appreciation (depreciation) of investments	$5,036,295	$61,844,460

Permanent differences, primarily due to net operating losses, tax equalization, litigation proceeds and REIT adjustments, resulted in reclassifications among the Funds’ components of net assets as of October 31, 2013, the Funds’ last tax year end, as follows:

	Large Cap Select	Small Cap Select
Capital paid-in	$(9)	$(94,882)
Undistributed (Over-distribution of) net investment income	—	757,484
Accumulated net realized gain (loss)	9	(662,602)

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2013, the Funds’ last tax year end, were as follows:

	Large Cap Select	Small Cap Select
Undistributed net ordinary income[1]	$189,155	$8,937,418
Undistributed net long-term capital gains	—	30,487,550
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended October 31, 2013, was designated for purposes of the dividends paid deduction as follows:

	Large Cap Select	Small Cap Select
Distributions from net ordinary income[1]	$248,726	$11,605,768
Distributions from net long-term capital gains	—	54,954,814
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

Nuveen Investments	41

Notes to Financial Statements (Unaudited) (continued)

As of October 31, 2013, the Funds’ last tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term.

Large Cap Select
Expiration:
October 31, 2016	$9,711,965
October 31, 2017	54,315,490
Not subject to expiration:
Short-term losses	—
Long-term losses	—
Total	$64,027,455

During the Funds’ last tax year ended October 31, 2013, the following Fund utilized capital loss carryforwards as follows:

Large Cap Select
Utilized capital loss carryforwards	$6,736,107

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Large Cap Select Fund-Level Fee Rate	Small Cap Select Fund-Level Fee Rate
For the first $125 million	.5500%	.7000%
For the next $125 million	.5375	.6875
For the next $250 million	.5250	.6750
For the next $500 million	.5125	.6625
For the next $1 billion	.5000	.6500
For net assets over $2 billion	.4750	.6250

42	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2014, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
Large Cap Select	.2000%
Small Cap Select	.2000

The Adviser has contractually agreed to waive fees and/or reimburse expenses of Large Cap Select so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed the percentage of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table:

Fund	Class A Shares	Class C Shares	Class I Shares	Expiration Date
Large Cap Select	1.30%	2.05%	1.05%	October 31, 2015

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended April 30, 2014, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Large Cap Select	Small Cap Select
Sales charges collected	$4,381	$18,909
Paid to financial intermediaries	3,926	16,640

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended April 30, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Large Cap Select	Small Cap Select
Commission advances	$839	$1,478

Nuveen Investments	43

Notes to Financial Statements (Unaudited) (continued)

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares and Class C Shares during the first year following a purchase were retained by the Distributor. During the six months ended April 30, 2014, the Distributor retained such 12b-1 fees as follows:

	Large Cap Select	Small Cap Select
12b-1 fees retained	$251	$6,542

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended April 30, 2014, as follows:

	Large Cap Select	Small Cap Select
CDSC retained	$3	$328

8. Subsequent Events

Class B Shares

Effective at the close of business on June 23, 2014, Class B Shares of Small Cap Select converted to Class A Shares and are no longer available through an exchange from other Nuveen mutual funds.

44	Nuveen Investments

Additional

Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian U.S. Bank National Association Milwaukee, WI 53202	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	45

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Large-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

46	Nuveen Investments

Annual Investment Management Agreement

Approval Process (Unaudited)

I. The Approval Process

The Board of Directors of each Fund (each, a “Board” and each Director, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the respective Fund and determining whether to approve or continue such Fund’s advisory agreement (each, an “Original Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and sub-advisory agreement (each, an “Original Sub-Advisory Agreement” and, together with the Original Investment Management Agreement, the “Original Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), each Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. (“Nuveen”) by TIAA-CREF (the “Transaction”). For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Funds and references to the “Board” refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved for each Fund a new advisory agreement (each, a “New Investment Management Agreement”) between the Fund and the Adviser and a new sub-advisory agreement (each, a “New Sub-Advisory Agreement” and, together with the New Investment Management Agreement, the “New Advisory Agreements”) between the Adviser and the Sub-Adviser, each on behalf of the respective Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the “Fund Advisers” and each, a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers’ employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

Nuveen Investments	47

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and the Fund Advisers including, among other things: the nature, extent and quality of services provided by each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of each Fund’s performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain equity and fixed income teams of the Sub-Adviser in September 2013 and met with the Sub-Adviser’s municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

48	Nuveen Investments

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

1. The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates provide to each Fund; the performance record of each Fund (as described in further detail below); and any initiatives Nuveen had taken for the open-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Adviser generally provides the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters).

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

Nuveen Investments	49

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end funds, including, among other things: the continued focus on enhancing the product line through the development of new funds, including the development of alternative strategies reflecting trends in the industry; the enhanced support provided to the Board by providing comprehensive in-depth presentations to the Open-End Funds Committee; and the development of a new class of shares for certain funds.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing each Fund, developments affecting the Sub-Adviser or the Funds and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Funds. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen’s supervision of the Funds’ service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Fund under the respective Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to each Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of each Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but

50	Nuveen Investments

would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to each Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B. The Investment Performance of the Funds and Fund Advisers

1. The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of each Fund’s performance and the applicable investment team. In considering each Fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014. This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•

The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For funds classified with less relevant Performance Peer Groups, the Board considered a fund’s performance compared to its benchmark to help assess the fund’s comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund’s performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its

Nuveen Investments	51

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.[i] While the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted that the Nuveen Large Cap Select Fund (“Large Cap Select Fund”) demonstrated generally favorable performance in comparison to its peers. In this regard, although the Fund was in the third quartile in the three-year period, it performed in the first quartile in the one- and five-year periods, outperformed its benchmark in the one-year period and demonstrated comparable performance to its benchmark in the five-year period.

The Board also noted that the Nuveen Small Cap Select Fund (“Small Cap Select Fund”) lagged its peers and benchmark over various periods. Although the Fund was in the third quartile and provided comparable performance to its benchmark in the five-year period, it was in the fourth quartile and underperformed its benchmark in the one- and three-year periods. As described above, for Nuveen funds with challenged performance, the Board considered and discussed the factors contributing to the performance results and considered any steps that have been or should be taken to address performance issues. The Board noted that, although Small Cap Select Fund underperformed its benchmark and lagged its peers in recent years, it also posted strong absolute returns in 2013. In addition, the Board noted the changes to the portfolio management team of the Fund. The Board will continue to monitor the Fund and any steps proposed or taken to address performance challenges.

Except as otherwise noted above, based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

2. The New Advisory Agreements

With respect to the performance of each Fund, the Board considered that the portfolio investment personnel responsible for the management of the respective Fund portfolios were expected to continue to manage such portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction. Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund, reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that Small Cap Select Fund had a net management fee in line with its peer average and a net expense ratio (including fee waivers and expense reimbursements) below its peer average, while Large Cap Select Fund had a net management fee that was higher than its peer average, but a net expense ratio that was in line with its peer average.

52	Nuveen Investments

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to non-municipal funds, such other clients of a Fund Adviser may include: separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, collective trust funds and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the Funds were reasonable.

4. The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction (i) not to increase contractual management fee rates for any Nuveen fund and (ii) not to raise expense cap levels for any Nuveen fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2. The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual

54	Nuveen Investments

review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E. Indirect Benefits

1. The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which include fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. Each Fund’s portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and their shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

2. The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F. Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•	Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase contractual management fee rates for any fund and (ii) not to raise expense cap levels for any fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•	The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or the New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•	The reputation, financial strength and resources of TIAA-CREF.

•	The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•	The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

Nuveen Investments	55

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

G. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II. Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved for each Fund an interim advisory agreement (the “Interim Investment Management Agreement”) between the respective Fund and the Adviser and an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. If necessary to assure continuity of advisory services, each respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

[i]	The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

56	Nuveen Investments

Notes

Nuveen Investments	57

Notes

58	Nuveen Investments

Notes

Nuveen Investments	59

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $225 billion as of March 31, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-FSLCT-0414P

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: July 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: July 7, 2014

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: July 7, 2014